                                                 This filing is made pursuant
                                                 to Rule 497 under the
                                                 Securities Act of 1933 in
                                                 connection with Registration
                                                 No. 333-65965






                        [POLARIS(II) ASSET MANAGER LOGO]

                                   PROSPECTUS

                                AUGUST 29, 2005

Please read this prospectus carefully       FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                issued by
future reference. It contains               AIG SUNAMERICA LIFE ASSURANCE COMPANY
important information about the                 in connection with
variable annuity.                           VARIABLE ANNUITY ACCOUNT SEVEN
                                            The annuity has several investment choices -- Variable Portfolios listed
To learn more about the annuity             below and if available, Fixed Accounts. The Variable Portfolios are part of
offered in this prospectus, you can         the Anchor Series Trust ("AST") and the SunAmerica Series Trust ("SST").
obtain a copy of the Statement of
Additional Information ("SAI") dated        STOCKS:
August 29, 2005. The SAI has been             MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
filed with the United States                     - Aggressive Growth Portfolio                                      SST
Securities and Exchange Commission               - Blue Chip Growth Portfolio                                       SST
("SEC") and is incorporated by                   - "Dogs" of Wall Street Portfolio*                                 SST
reference into this prospectus. The              - Growth Opportunities Portfolio                                   SST
Table of Contents of the SAI appears          MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
at the end of this prospectus. For a             - Alliance Growth Portfolio                                        SST
free copy of the SAI, call us at                 - Global Equities Portfolio                                        SST
(800) 445-SUN2 or write to us at our             - Growth-Income Portfolio                                          SST
Annuity Service Center, P.O. Box              MANAGED BY DAVIS ADVISERS
54299, Los Angeles, California                   - Davis Venture Value Portfolio                                    SST
90054-0299.                                      - Real Estate Portfolio                                            SST
                                              MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
In addition, the SEC maintains a                 - Federated American Leaders Portfolio*                            SST
website (http://www.sec.gov) that                - Telecom Utility Portfolio                                        SST
contains the SAI, materials                   MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.
incorporated by reference and other              - Goldman Sachs Research Portfolio                                 SST
information filed electronically with         MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
the SEC by the Company.                          - MFS Massachusetts Investors Trust Portfolio                      SST
                                                 - MFS Mid-Cap Growth Portfolio                                     SST
Annuities involve risks, including            MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
possible loss of principal, and are              - Emerging Markets Portfolio                                       SST
not a deposit or obligation of, or               - International Growth and Income Portfolio                        SST
guaranteed or endorsed by, any bank.             - Putnam Growth: Voyager Portfolio                                 SST
They are not federally insured by the         MANAGED BY VAN KAMPEN
Federal Deposit Insurance                        - International Diversified Equities Portfolio                     SST
Corporation, the Federal Reserve                 - Technology Portfolio                                             SST
Board or any other agency.                    MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                 - Capital Appreciation Portfolio                                   AST
                                                 - Growth Portfolio                                                 AST
                                            BALANCED:
                                              MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                 - SunAmerica Balanced Portfolio                                    SST
                                              MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                 - MFS Total Return Portfolio                                       SST
                                              MANAGED BY WM ADVISORS, INC.
                                                 - Asset Allocation Portfolio                                       AST
                                            BONDS:
                                              MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                 - High-Yield Bond Portfolio                                        SST
                                              MANAGED BY FEDERATED INVESTMENT MANAGEMENT
                                                 - Corporate Bond Portfolio                                         SST
                                              MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
                                                 - Global Bond Portfolio                                            SST
                                              MANAGED BY VAN KAMPEN
                                                 - Worldwide High Income Portfolio                                  SST
                                              MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
                                                 - Government & Quality Bond Portfolio                              AST
                                            CASH:
                                              MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                 - Cash Management Portfolio                                        SST
                                            * "Dogs" of Wall Street is an equity fund seeking total return. Federated
                                            American Lenders is an equity fund seeking growth of capital and income.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                            TABLE OF CONTENTS
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 GLOSSARY..........................................................     2
 HIGHLIGHTS........................................................     3
 FEE TABLES........................................................     4
       Maximum Owner Transaction Expenses..........................     4
       Contract Maintenance Fee....................................     4
       Separate Account Annual Expenses............................     4
       Underlying Fund Expenses....................................     4
 EXAMPLES..........................................................     5
 THE POLARIS(II) ASSET MANAGER VARIABLE ANNUITY....................     6
 PURCHASING A POLARIS(II) ASSET MANAGER VARIABLE ANNUITY...........     6
       Allocation of Purchase Payments.............................     7
       Accumulation Units..........................................     7
       Right to Examine or Free Look...............................     7
       Exchange Offers.............................................     7
 INVESTMENT OPTIONS................................................     7
       Variable Portfolios.........................................     7
           Anchor Series Trust.....................................     8
           SunAmerica Series Trust.................................     8
       Fixed Accounts..............................................     9
       Dollar Cost Averaging Fixed Accounts........................     9
       Dollar Cost Averaging Program...............................     9
       Transfers During the Accumulation Phase.....................    10
       Automatic Asset Rebalancing Program.........................    11
       Return Plus Program.........................................    11
       Voting Rights...............................................    12
       Substitution, Addition or Deletion of Variable Portfolios...    12
 ACCESS TO YOUR MONEY..............................................    12
       Systematic Withdrawal Program...............................    12
       Minimum Contract Value......................................    12
 DEATH BENEFIT.....................................................    13
       General Information About Death Benefits....................    13
       Extended Legacy Program and Beneficiary Continuation
        Options....................................................    13
       Defined Terms...............................................    14
       Death Benefit Options.......................................    14
       Optional EstatePlus Benefit.................................    15
       Spousal Continuation........................................    15
 EXPENSES..........................................................    16
       Separate Account Charges....................................    16
       Underlying Fund Expenses....................................    16
       Transfer Fee................................................    16
       Optional EstatePlus Fee.....................................    16
       Premium Tax.................................................    16
       Income Taxes................................................    16
       Reduction or Elimination of Fees, Expenses and Additional
        Amounts Credited...........................................    16
 INCOME OPTIONS....................................................    17
       Annuity Date................................................    17
       Income Options..............................................    17
       Fixed or Variable Income Payments...........................    17
       Income Payments.............................................    18
       Transfers During the Income Phase...........................    18
       Deferment of Payments.......................................    18
 TAXES.............................................................    18
       Annuity Contracts in General................................    18
       Tax Treatment of Distributions - Non-Qualified Contracts....    18
       Tax Treatment of Distributions - Qualified Contracts........    19
       Minimum Distributions.......................................    19
       Tax Treatment of Death Benefits.............................    20
       Contracts Owned by a Trust or Corporation...................    20
       Gifts, Pledges and/or Assignments of a Contract.............    20
       Diversification and Investor Control........................    20
 OTHER INFORMATION.................................................    21
       AIG SunAmerica Life.........................................    21
       The Separate Account........................................    21
       The General Account.........................................    21
 REGISTRATION STATEMENT............................................    21
 PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT..........    21
       Payments to Broker-Dealers..................................    21
       Payments We Receive.........................................    22
       Administration..............................................    22
       Legal Proceedings...........................................    22
       Financial Statements........................................    23
       AIG Support Agreement.......................................    23
       Where You Can Find More Information.........................    23
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
  INFORMATION......................................................    24
 APPENDIX A -- CONDENSED FINANCIAL INFORMATION.....................   A-1
 APPENDIX B -- DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION.......   B-1
 APPENDIX C -- STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF
  CERTAIN FEATURES AND BENEFITS....................................   C-1
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                                 GLOSSARY
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 We have capitalized some of the technical terms used in this prospectus.
 To help you understand these terms, we have defined them in this glossary.
 ACCUMULATION PHASE - The period during which you invest money in your contract.
 ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.
 ANNUITANT - The person on whose life we base income payments.
 ANNUITY DATE - The date on which you select income payments to begin.
 ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.
 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.
 COMPANY - Refers to AIG SunAmerica Life Assurance Company, the insurer that issues this contract. The term "we," "us," "our," and "AIG
 SunAmerica Life" are also used to identify the Company.
 CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.
 FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.
 INCOME PHASE - The period during which we make income payments to you.
 IRS - The Internal Revenue Service.
 LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.
 MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00
 p.m. Pacific Time.
 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars.
 In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").
 NYSE - New York Stock Exchange
 OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.
 PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.
 QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
 SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The
 Separate Account is established by the Company to purchase and hold the
 Variable Portfolios.
 TRUSTS - Collectively refers to the Anchor Series Trust and the
 SunAmerica Series Trust.
 UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.
 VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the Underlying Funds of the Trusts.

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                                   HIGHLIGHTS
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The Polaris(II) Asset Manager Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. This variable annuity may only be purchased through a Registered Investment Adviser ("RIA") who is providing investment advisory services to you. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

RIGHT TO EXAMINE: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that we receive your request plus any sales charge we deducted. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A POLARIS(II) ASSET MANAGER VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. We deduct separate account charges which equal 0.85% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios. If you elect optional features available under the contract we may charge additional fees for those features. You may be charged a fee by your RIA for the services he or she provides to you. That fee is independent of the fees and charges that will be incurred as a result of your purchase of this variable annuity. Please see the FEE TABLE, PURCHASING A POLARIS(II) ASSET MANAGER VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial advisor or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone Number: (800) 445-SUN2.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS AND PROGRAMS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

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                                   FEE TABLES
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THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES

WITHDRAWAL/SALES CHARGE..................................... None

  TRANSFER FEE......................... No charge for the first 18 transfers each contract year;
                                        thereafter, the fee is $25 ($10
                                        in Pennsylvania and Texas) per
                                        transfer.

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE..................................................  None

SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED FROM THE AVERAGE DAILY ENDING NET ASSET VALUE ALLOCATED TO THE VARIABLE PORTFOLIO)

    Mortality and Expense Risk Fees.......................  0.70%
    Distribution Expense Charge...........................  0.15%
    Optional EstatePlus Fee(1)............................  0.25%
                                                            -----
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES..............  1.10%
                                                            =====

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

                            UNDERLYING FUND EXPENSES

TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES               MINIMUM   MAXIMUM
-----------------------------------------------               -------   -------
(expenses that are deducted from Underlying Funds, including
management fees, 12b-1 fees, and other expenses)............   0.56%     1.60%

FOOTNOTE TO THE FEE TABLES

(1) EstatePlus, an enhanced death benefit feature is optional. If you do not elect the EstatePlus feature, your total separate account annual expenses would be 0.85%.

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                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
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These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.10%, (INCLUDING ESTATEPLUS) AND INVESTMENT IN AN UNDERLYING FUND WITH TOTAL EXPENSES OF 1.60%)

(1) If you do not surrender your contract and you elect the optional EstatePlus (0.25%) feature:

 1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------
---------------------------------------------
  $273        $838       $1,430      $3,032
---------------------------------------------
---------------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:

 1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------
---------------------------------------------
  $248        $764       $1,306      $2,786
---------------------------------------------
---------------------------------------------

(3) If you do not surrender your contract and you elect the optional EstatePlus (0.25%) feature:

 1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------
---------------------------------------------
  $273        $838       $1,430      $3,032
---------------------------------------------
---------------------------------------------

MINIMUM EXPENSE EXAMPLES
(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 0.85% AND INVESTMENT IN AN UNDERLYING FUND WITH TOTAL EXPENSES OF 0.56%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

 1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------
---------------------------------------------
  $144        $446        $771       $1,691
---------------------------------------------
---------------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:

 1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------
---------------------------------------------
  $144        $446        $771       $1,691
---------------------------------------------
---------------------------------------------

(3) If you do not surrender your contract and you do not elect any optional features:

 1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------
---------------------------------------------
  $144        $446        $771       $1,691
---------------------------------------------
---------------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract. The tables represented both fees at the separate account level as well as Underlying Fund fees. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Examples also assume separate account charges as indicated and that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Examples. These examples do not reflect any fees charged by your RIA for the services he or she provides to you.

   THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
                                   EXPENSES.
           ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

 CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION
                          APPENDIX OF THIS PROSPECTUS.

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                         THE POLARIS(II) ASSET MANAGER
                                VARIABLE ANNUITY
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When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins after the specified waiting period when you start taking income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2.
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                     PURCHASING A POLARIS(II) ASSET MANAGER
                                VARIABLE ANNUITY
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An initial Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

The following chart shows the minimum initial and subsequent Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

-----------------------------------------------------------
                           Minimum            Minimum
                           Initial           Subsequent
                       Purchase Payment   Purchase Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------

We reserve the right to require company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by AIG SunAmerica Life and First SunAmerica Life Insurance Company, an affiliate of the Company, to the same owner to exceed these limits may also be subject to company pre-approval. We reserve the right to change the amount at which pre-approval is required, at any time. Also, once you have contributed at least the minimum initial Purchase Payment, you can establish an optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $20.00.

We may refuse any Purchase Payment. In general, we will not issue a Qualified contract to anyone who is age 70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. In addition, we may not issue a contract to anyone age 91 or older. You may not elect Estate Plus if you are age 81 or older at the time of contract issue.

We allow spouses to jointly own this contract. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company. If we discover a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefit.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. WE RESERVE THE RIGHT TO NOT RECOGNIZE ASSIGNMENTS IF IT CHANGES THE RISK PROFILE OF THE OWNER OF THE CONTRACT, AS DETERMINED IN OUR SOLE DISCRETION. Please see the Statement of Additional

Information for details on the tax consequences of an assignment.

ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork including Purchase Payment allocation instructions at our Annuity Service Center. We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments.

Provided we have received your Purchase Payment and all required paperwork by Market Close, we allocate your initial Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

We invest your subsequent Purchase Payments in the Variable Portfolios and Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the money according to your allocation instructions on file. SEE INVESTMENT OPTIONS BELOW.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before Market Close, or on the next business day's unit value if we receive your money after Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

RIGHT TO EXAMINE OR FREE LOOK

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request.

Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract.

With respect to those contracts, we reserve the right to put your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we may offer to allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with more current features and benefits also issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

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                               INVESTMENT OPTIONS
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VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds in addition to those listed here that are not available for investment under this contract.

The Variable Portfolios along with their respective advisers are listed below:

     ANCHOR SERIES TRUST -- CLASS 1

AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an indirect wholly-owned subsidiary of AIG, is the investment adviser and Wellington Management Company, LLP is the subadviser to Anchor Series Trust ("AST").

     SUNAMERICA SERIES TRUST -- CLASS 1

AIG SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SST").

STOCKS:

 MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - Aggressive Growth Portfolio                                          SST
      - Blue Chip Growth Portfolio                                           SST
      - "Dogs" of Wall Street Portfolio*                                     SST
      - Growth Opportunities Portfolio                                       SST
  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
      - Alliance Growth Portfolio                                            SST
      - Global Equities Portfolio                                            SST
      - Growth-Income Portfolio                                              SST
  MANAGED BY DAVIS ADVISERS
      - Davis Venture Value Portfolio                                        SST
      - Real Estate Portfolio                                                SST
  MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
      - Federated American Leaders Portfolio*                                SST
      - Telecom Utility Portfolio                                            SST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT
      - Goldman Sachs Research Portfolio                                     SST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Massachusetts Investors Trust Portfolio                          SST
      - MFS Mid-Cap Growth Portfolio                                         SST
  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
      - Emerging Markets Portfolio                                           SST
      - International Growth and Income Portfolio                            SST
      - Putnam Growth: Voyager Portfolio                                     SST
 MANAGED BY VAN KAMPEN
      - International Diversified Equities Portfolio                         SST
      - Technology Portfolio                                                 SST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
      - Capital Appreciation Portfolio                                       AST
      - Growth Portfolio                                                     AST
BALANCED:

 MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - SunAmerica Balanced Portfolio                                        SST
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Total Return Portfolio                                           SST
  MANAGED BY WM ADVISORS, INC.
      - Asset Allocation Portfolio                                           AST
BONDS:
 MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - High-Yield Bond Portfolio                                            SST
  MANAGED BY FEDERATED INVESTMENT MANAGEMENT
      - Corporate Bond Portfolio                                             SST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
      - Global Bond Portfolio                                                SST
  MANAGED BY VAN KAMPEN
      - Worldwide High Income Portfolio                                      SST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY LLP
      - Government & Quality Bond Portfolio                                  AST
CASH:

  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
      - Cash Management Portfolio                                            SST

* "Dogs" of Wall Street is an equity fund seeking total return. Federated American Lenders is an equity fund seeking growth of capital and income.

YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE VARIABLE PORTFOLIOS, INCLUDING EACH VARIABLE PORTFOLIO'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with you financial representative about the current availability of this service.

All Fixed Accounts may not be available in your state. At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers may occur on certain periodic schedules such as monthly or weekly. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. You may change or terminate these systematic transfers by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Account only accepts initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Accounts, we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each quarter from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

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            MONTH             ACCUMULATION UNIT          UNITS PURCHASED
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              1                     $ 7.50                     100
              2                     $ 5.00                     150
              3                     $10.00                      75
              4                     $ 7.50                     100
              5                     $ 5.00                     150
              6                     $ 7.50                     100
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     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 18 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 18 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request ("Standard U.S. Mail Policy"). For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to their original percentages for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a growth Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation Units in the growth Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without putting your Purchase Payment at direct risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.

     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 7 years. If the 7-year Fixed Account is offering a 5% interest rate, Return Plus will allocate $71,069 to the 7-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may, in our sole discretion, offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations as we determine appropriate.

In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund for another and/or merge Underlying Funds. This would occur for various reasons, such as a determination that a Underlying Fund is no longer an appropriate investment for the contract due to continuing substandard performance; changes to the portfolio manager, investment objectives, risks and strategies; or changes in federal or state laws. To the extent required by the Investment Company Act of 1940, we may be required to obtain your approval through a proxy vote or SEC approval, prior to a substitution of shares of an Underlying Fund. We will notify you in writing of any proxies or substitutions that affect the Variable Portfolios offered in your contract.
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                              ACCESS TO YOUR MONEY
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You can access money in your contract by making a partial or total withdrawal, and/or by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $500, after the withdrawal and your total contract value must be at least $500. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the Fixed Account in which your contract is invested. IN THE EVENT THAT A PRO RATA PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $500, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic income payments under the Systematic Withdrawal program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $100. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age
59 1/2.

The program is not available to everyone. Please check with our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

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                                 DEATH BENEFIT
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GENERAL INFORMATION ABOUT DEATH BENEFITS

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you switch to the Income Phase. In that case, your Beneficiary would receive any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.

You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are as of the date we receive paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or
     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
     3. a written statement by a medical doctor who attended the deceased at the time of death; or
     4. any other proof satisfactory to us.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.

If a Beneficiary does not elect a specific form of pay out, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin under the selected Income Option or the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option or participate in the Extended Legacy program.

EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. A Beneficiary may elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments under the selected income option must begin or under the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an income option or participate in the Extended Legacy program. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another payout option. The Extended Legacy program allows the Beneficiary to take distributions in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

Other Beneficiary Continuation Options

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of your death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of your death for IRAs. For IRAs, the 5-year option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).

Please consult your tax advisor regarding tax implications and your particular circumstances.

DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

DEATH BENEFIT OPTIONS

This contract provides two death benefit options: the Purchase Payment Accumulation Option and the Maximum Anniversary Option. In addition, you may also elect the optional EstatePlus feature, described below. These elections must be made at the time you purchase your contract and once made, cannot be changed or terminated.

OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greatest of:

     1. Contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of the withdrawal; or

     3. the contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any withdrawals since the seventh contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each withdrawal recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

The Purchase Payment Accumulation option may not be available to Washington state policyowners. Please check with your financial advisor for availability.

OPTION 2 -- MAXIMUM ANNIVERSARY OPTION

The death benefit is the greatest of:

     1. Contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. Purchase Payments reduced by any withdrawal in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death and selected the maximum anniversary death benefit, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of maximum anniversary option if:

     - you are age 81 or older at the time of contract issue; or

     - you are age 90 or older at the time of your death.

The death benefit options on contracts issued before October 24, 2001 would be subject to a different calculation. Please see the Statement of Additional Information for details.

OPTIONAL ESTATEPLUS BENEFIT

EstatePlus, an optional benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issue your contract.

You must elect EstatePlus at the time we issue your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:

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   CONTRACT YEAR              ESTATEPLUS                    MAXIMUM
      OF DEATH                PERCENTAGE              ESTATEPLUS BENEFIT
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 Years 0 - 4           25% of Earnings             40% of Net Purchase
                                                   Payments
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 Years 5 - 9           40% of Earnings             65% of Net Purchase
                                                   Payments*
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 Years 10+             50% of Earnings             75% of Net Purchase
                                                   Payments*
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The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:

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      CONTRACT YEAR                ESTATEPLUS                    MAXIMUM
        OF DEATH                   PERCENTAGE              ESTATEPLUS BENEFIT
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 All Contract Years         25% of Earnings             40% of Net Purchase
                                                        Payments*
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* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please contact your financial representative for information regarding availability.

A Continuing Spouse may continue or terminate EstatePlus on the Continuation Date but cannot continue the contract with EstatePlus if they are age 81 or older on the Continuation Date. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract and its benefit and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

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                                    EXPENSES
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There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract level fees, such as Separate Account or withdrawal charges for the life of your contract. These fees and charges reduce your investment return. Underlying Fund fees may increase or decrease.

SEPARATE ACCOUNT CHARGES

The mortality and expense risk charge and distribution expense charge is 0.85% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution, depending upon market conditions. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

UNDERLYING FUND EXPENSES

     INVESTMENT MANAGEMENT FEES

The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.

TRANSFER FEE

Generally, we permit 18 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.

OPTIONAL ESTATEPLUS FEE

The fee for EstatePlus is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio.

PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. We deduct these premium tax charges when you fully surrender your contract or begin the Income Phase. In the future, we may deduct this premium tax at the time you make a Purchase Payment or upon payment of a death benefit.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future..

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

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                                 INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want income payments to begin. Your annuity date is the first day of the month you select income payments to begin ("Annuity Date"). You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your income payments will automatically begin on the Latest Annuity Date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

You must contact us to select an income option. Once you begin receiving income payments, you cannot change your income option before beginning the Income Phase. If you elect to receive income payments but do not select an option, your income payments shall be in accordance with Option 4 for a period of 10 years; for income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining income payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information for a more detailed discussion of the income options.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in Fixed Accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, the Company guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

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                                     TAXES
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NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS--NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is longer; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS--
QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan and continued for a period of 5 years until you attain age 59 1/2, whichever is longer; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order (does not apply to IRAs). This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. Generally, we are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

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                               OTHER INFORMATION
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AIG SUNAMERICA LIFE

The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

THE SEPARATE ACCOUNT

The Company originally established a separate account, Variable Annuity Account Seven ("Separate Account"), under Arizona law on August 28, 1998. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

THE GENERAL ACCOUNT

Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, American International Group, Inc. ("AIG"), and the Company's insurance policy obligations are guaranteed by American Home Assurance Company, a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.

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                             REGISTRATION STATEMENT
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Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

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                             PAYMENTS IN CONNECTION
                       WITH DISTRIBUTION OF THE CONTRACT
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PAYMENTS TO BROKER-DEALERS

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 5% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 0.25% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm's registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.

Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

PAYMENTS WE RECEIVE

In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers or their affiliates for services related to the availability of the Underlying Funds in the contract. We receive such payments in connection with each of the Trusts available in this Contract with the exception of AFIS. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50% annually based on assets under management. Furthermore, certain investment advisers and/or subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.
LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matter disclosed below.

A purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The action has been transferred to and is currently pending in the United States District Court for the District of Maryland, Case No. 04-md-15863, as part of a Multi-District Litigation proceeding. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

On May 31, 2005, AIG filed its Annual Report on Form 10-K for the year ended December 31, 2004, which included a restatement of its previously reported financial information for the years 2000-2003 and the adjustment of its previously announced results in 2004.

Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. ("AIG") as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in issuing or distributing AIG SunAmerica variable annuities. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

AIG is the ultimate parent company and an affiliated person of the AIG SunAmerica Life Assurance Company (the "Depositor") and an indirect parent of AIG SunAmerica Capital Services, Inc. (the "Distributor"). Neither the Depositor nor the Distributor or their respective officers and directors have been named in the complaint, nor does the complaint seek any penalties against them.

In the Depositor's view, the matters alleged in the lawsuit are not material in relation to the financial position of the Depositor or the Distributor or to their ability to provide their respective services in connection with the variable annuities. However, due to a provision in the law governing the operation of these types of investment companies, if the lawsuit results in an injunction being entered against AIG, then the Depositor and the Distributor will need to obtain permission from the Securities and Exchange Commission to continue to service the variable annuities. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

FINANCIAL STATEMENTS

 THE COMPANY AND THE SEPARATE ACCOUNT

The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 and the financial statements of Variable Account Seven at April 30, 2005, and for each of the two years in the period ended April 30, 2005, are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AIG SUPPORT AGREEMENT

AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and later information that AIG files with the SEC will automatically update and supersede information that is incorporated earlier, as well as the information included directly in this prospectus.

We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Annual Report on Form 10-K for the year ended December 31, 2004, File No. 001-08787, in reliance on the report (which contains an explanatory paragraph relating to AIG's restatement of its 2003 and 2002 consolidated financial statements and an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. All consolidated annual financial statements of AIG (including notes and financial statement schedules thereto) and management's assessments of the effectiveness of internal control over financial reporting included in any documents or reports filed by AIG under
Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 after the effective date of this prospectus are also incorporated by reference.

The Company and AIG are subject to the informational requirements of the Exchange Act. The Company and AIG file reports and other information with the SEC to meet those requirements. AIG and the Company file this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

AIG SunAmerica Life Assurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-SUN2

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                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------
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Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available upon written request addressed to our Annuity Service Center, P. O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are listed below.

Separate Account..............................      3
General Account...............................      3
Performance Data..............................      4
Income Payments...............................     11
Death Benefit Options for Contracts Issued         12
  Before October 24, 2001.....................
Annuity Unit Values...........................     14
Taxes.........................................     17
Distribution of Contracts.....................     23
Financial Statements..........................     23

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                        ACCUMULATION UNIT VALUES AND ACCUMULATION UNITS
                                        INCEPTION TO         4/30/00 TO        4/30/01 TO        4/30/02 TO        4/30/03 TO
POLARIS II ASSET MANAGER PORTFOLIOS        4/30/00             4/30/01           4/30/02           4/30/03           4/30/04
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation (Inception Date - 10/28/99)
  Beginning AUV..................            10.00          (a)      14.03            11.590             9.861             8.681
                                                            (b)      12.97            11.585             9.822             8.625
  Ending AUV.....................            14.03          (a)      11.59             9.861             8.681            10.676
                                                            (b)      11.59             9.822             8.625            10.581
  Ending Number of AUs...........          226,697          (a)  1,301,826         2,010,220         2,242,839         3,348,839
                                                            (b)     11,589           112,490           193,637           339,695
--------------------------------------------------------------------------------------------------------------------------------
Government and Quality Bond (Inception Date - 12/16/99)
  Beginning AUV..................            10.00          (a)      10.13            11.181            11.876            12.783
                                                            (b)      11.09            11.175            11.840            12.713
  Ending AUV.....................            10.13          (a)      11.18            11.876            12.783            12.811
                                                            (b)      11.18            11.840            12.713            12.709
  Ending Number of AUs...........           10,743          (a)    142,268           429,130         1,104,627         1,717,250
                                                            (b)      2,041            22,384            71,303           138,314
--------------------------------------------------------------------------------------------------------------------------------
Growth (Inception Date - 11/1/99)
  Beginning AUV..................            10.00          (a)      11.95            10.256             9.065             7.685
                                                            (b)      11.29            10.251             9.037             7.643
  Ending AUV.....................            11.95          (a)      10.26             9.065             7.685             9.573
                                                            (b)      10.25             9.037             7.643             9.495
  Ending Number of AUs...........           93,965          (a)    563,506         1,102,754         1,319,642         2,235,693
                                                            (b)      6,206            55,407            97,032           198,143
--------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth (Inception Date - 11/1/99)
  Beginning AUV..................            10.00          (a)      14.14            10.166             7.753             6.307
                                                            (b)      11.78            10.162             7.740             6.281
  Ending AUV.....................            14.14          (a)      10.17             7.753             6.307             7.730
                                                            (b)      10.16             7.740             6.281             7.678
  Ending Number of AUs...........           49,324          (a)    207,783           207,493           142,222           180,321
                                                            (b)        365             1,492             6,373            12,138
--------------------------------------------------------------------------------------------------------------------------------
Alliance Growth (Inception Date - 10/28/99)
  Beginning AUV..................            10.00          (a)      11.75             8.502             6.812             5.728
                                                            (b)       9.76             8.498             6.791             5.697
  Ending AUV.....................            11.75          (a)       8.50             6.812             5.728             6.430
                                                            (b)       8.50             6.791             5.697             6.379
  Ending Number of AUs...........          423,804          (a)  2,004,620         2,695,963         2,297,444         1,944,993
                                                            (b)     10,150           111,553           133,969           138,351
--------------------------------------------------------------------------------------------------------------------------------
Asset Allocation (Inception Date - 11/12/99)
  Beginning AUV..................            10.00          (a)      10.34             9.975             9.613             9.320
                                                            (b)      10.35             9.975             9.590             9.274
  Ending AUV.....................            10.34          (a)       9.97             9.613             9.320            11.082
                                                            (b)       9.97             9.590             9.274            10.999
  Ending Number of AUs...........           14,781          (a)    112,976           245,567           246,399           324,870
                                                            (b)         --            23,126            24,587            12,280
--------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth (Inception Date - 9/5/00)
  Beginning AUV..................              N/A          (a)      10.00             7.109             5.642             4.604
                                                            (b)       8.03             7.105             5.625             4.578
  Ending AUV.....................              N/A          (a)       7.11             5.642             4.604             5.371
                                                            (b)       7.10             5.625             4.578             5.327
  Ending Number of AUs...........              N/A          (a)     30,980           109,746           155,299           177,965
                                                            (b)        335            10,661             9,776            23,464
--------------------------------------------------------------------------------------------------------------------------------
Cash Management (Inception Date - 11/29/99)
  Beginning AUV..................            10.00          (a)      10.20            10.707            10.891            10.923
                                                            (b)      10.60            10.710            10.886            10.891
  Ending AUV.....................            10.20          (a)      10.71            10.891            10.923            10.891
                                                            (b)      10.71            10.886            10.891            10.832
  Ending Number of AUs...........            3,737          (a)     58,423           171,876           321,915           375,789
                                                            (b)        495             5,858            43,742            44,481
--------------------------------------------------------------------------------------------------------------------------------
Corporate Bond (Inception Date - 12/27/99)
  Beginning AUV..................            10.00          (a)      10.01            10.740            11.343            12.402
                                                            (b)      10.64            10.734            11.305            12.330
  Ending AUV.....................            10.01          (a)      10.74            11.343            12.402            13.215
                                                            (b)      10.73            11.305            12.330            13.105
  Ending Number of AUs...........            3,500          (a)     87,233           208,179           428,783         1,216,579
                                                            (b)         90            40,808            62,702           142,952
--------------------------------------------------------------------------------------------------------------------------------
(a) Without election of optional EstatePlus feature.
(b) With election of optional EstatePlus feature.
AUV - Accumulation Unit Value
AU - Accumulation Units


                                        4/30/04 TO
POLARIS II ASSET MANAGER PORTFOLIOS      4/30/05
-----------------------------------  ----------------
-----------------------------------  ----------------
Capital Appreciation (Inception Dat
  Beginning AUV..................              10.676
                                               10.581
  Ending AUV.....................              10.759
                                               10.637
  Ending Number of AUs...........           5,011,960
                                              470,268
----------------------------------------------------------------
Government and Quality Bond (Incept
  Beginning AUV..................              12.811
                                               12.709
  Ending AUV.....................              13.283
                                               13.145
  Ending Number of AUs...........           2,798,749
                                              210,678
----------------------------------------------------------------------------
Growth (Inception Date - 11/1/99)
  Beginning AUV..................               9.573
                                                9.495
  Ending AUV.....................              10.133
                                               10.026
  Ending Number of AUs...........           3,599,424
                                              280,792
----------------------------------------------------------------------------------------
Aggressive Growth (Inception Date -
  Beginning AUV..................               7.730
                                                7.678
  Ending AUV.....................               8.508
                                                8.430
  Ending Number of AUs...........             200,065
                                               11,309
----------------------------------------------------------------------------------------------------
Alliance Growth (Inception Date - 1
  Beginning AUV..................               6.430
                                                6.379
  Ending AUV.....................               6.523
                                                6.455
  Ending Number of AUs...........           1,483,547
                                              117,667
----------------------------------------------------------------------------------------------------------------
Asset Allocation (Inception Date -
  Beginning AUV..................              11.082
                                               10.999
  Ending AUV.....................              11.779
                                               11.661
  Ending Number of AUs...........             391,287
                                               13,285
----------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth (Inception Date -
  Beginning AUV..................               5.371
                                                5.327
  Ending AUV.....................               5.292
                                                5.236
  Ending Number of AUs...........             241,276
                                               27,066
--------------------------------------------------------------------------------------------------------------------------------
Cash Management (Inception Date - 1
  Beginning AUV..................              10.891
                                               10.832
  Ending AUV.....................              10.945
                                               10.857
  Ending Number of AUs...........             510,350
                                               31,888
--------------------------------------------------------------------------------------------------------------------------------
Corporate Bond (Inception Date - 12
  Beginning AUV..................              13.215
                                               13.105
  Ending AUV.....................              13.780
                                               13.631
  Ending Number of AUs...........           2,764,553
                                              234,296
--------------------------------------------------------------------------------------------------------------------------------
(a) Without election of optional Es
(b) With election of optional Estat
AUV - Accumulation Unit Value
AU - Accumulation Units

                                        ACCUMULATION UNIT VALUES AND ACCUMULATION UNITS
                                        INCEPTION TO         4/30/00 TO        4/30/01 TO        4/30/02 TO        4/30/03 TO
POLARIS II ASSET MANAGER PORTFOLIOS        4/30/00             4/30/01           4/30/02           4/30/03           4/30/04
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Davis Venture Value (Inception Date - 10/28/99)
  Beginning AUV..................            10.00          (a)      11.61            10.816             9.889             8.635
                                                            (b)      11.59            10.807             9.857             8.585
  Ending AUV.....................            11.61          (a)      10.82             9.889             8.635            11.288
                                                            (b)      10.81             9.857             8.585            11.195
  Ending Number of AUs...........          353,493          (a)  1,957,911         3,277,861         3,552,389         4,219,824
                                                            (b)     16,912           167,991           274,799           431,379
--------------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street (Inception Date - 1/3/00)
  Beginning AUV..................            10.00          (a)       9.51            10.714            11.602            10.025
                                                            (b)      10.18            10.714            11.592             9.991
  Ending AUV.....................             9.51          (a)      10.71            11.602            10.025            12.541
                                                            (b)      10.71            11.592             9.991            12.467
  Ending Number of AUs...........            3,381          (a)     30,007            69,011            74,185            60,730
                                                            (b)         --             1,004            11,035             8,220
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets (Inception Date - 11/10/99)
  Beginning AUV..................            10.00          (a)      11.53             8.062             8.844             7.355
                                                            (b)       9.07             8.072             8.832             7.327
  Ending AUV.....................            11.53          (a)       8.06             8.844             7.355            11.021
                                                            (b)       8.07             8.832             7.327            10.952
  Ending Number of AUs...........           16,356          (a)    152,174           132,773           102,396            81,009
                                                            (b)      2,733             6,718            10,925             6,243
--------------------------------------------------------------------------------------------------------------------------------
Federated American Leaders (Inception Date - 11/1/99)
  Beginning AUV..................            10.00          (a)      10.03            10.676             9.858             8.200
                                                            (b)      10.78            10.674             9.829             8.156
  Ending AUV.....................            10.03          (a)      10.68             9.858             8.200            10.153
                                                            (b)      10.67             9.829             8.156            10.073
  Ending Number of AUs...........           49,962          (a)    227,673           469,139           560,019           833,201
                                                            (b)        206            21,853            24,706            44,202
--------------------------------------------------------------------------------------------------------------------------------
Global Bond (Inception Date - 11/29/99)
  Beginning AUV..................            10.00          (a)      10.20            11.015            11.307            12.105
                                                            (b)      10.92            11.012            11.275            12.040
  Ending AUV.....................            10.20          (a)      11.01            11.307            12.105            12.246
                                                            (b)      11.01            11.275            12.040            12.149
  Ending Number of AUs...........            1,149          (a)     17,170            45,752            74,019           141,130
                                                            (b)         44             4,201             6,954            11,858
--------------------------------------------------------------------------------------------------------------------------------
Global Equities (Inception Date - 11/8/99)
  Beginning AUV..................            10.00          (a)      11.70             8.651             7.071             5.740
                                                            (b)       9.90             8.647             7.051             5.710
  Ending AUV.....................            11.70          (a)       8.65             7.071             5.740             6.936
                                                            (b)       8.65             7.051             5.710             6.882
  Ending Number of AUs...........           81,597          (a)    506,012           628,393           477,240           388,668
                                                            (b)      2,756             9,687             9,781             7,971
--------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research (Inception Date - 8/1/00)
  Beginning AUV..................              N/A          (a)      10.00             8.715             6.088             5.244
                                                            (b)       9.76             8.716             6.072             5.216
  Ending AUV.....................              N/A          (a)       8.72             6.088             5.244             6.436
                                                            (b)       8.72             6.072             5.216             6.386
  Ending Number of AUs...........              N/A          (a)     31,175            80,348            76,812           117,350
                                                            (b)        326             7,463            10,045            10,208
--------------------------------------------------------------------------------------------------------------------------------
Growth-Income (Inception Date - 11/1/99)
  Beginning AUV..................            10.00          (a)      11.39             9.513             8.093             6.979
                                                            (b)      10.42             9.507             8.069             6.941
  Ending AUV.....................            11.39          (a)       9.51             8.093             6.979             8.348
                                                            (b)       9.51             8.069             6.941             8.282
  Ending Number of AUs...........          335,543          (a)  1,673,087         2,296,734         1,743,668         1,520,053
                                                            (b)      8,279           107,132           109,068            97,758
--------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities (Inception Date - 8/22/00)
  Beginning AUV..................              N/A          (a)      10.00             6.857             5.010             3.637
                                                            (b)       8.60             6.857             5.241             3.833
  Ending AUV.....................              N/A          (a)       6.86             5.010             3.637             4.409
                                                            (b)       6.86             5.241             3.833             4.634
  Ending Number of AUs...........              N/A          (a)     54,857            75,693            48,013            54,926
                                                            (b)         --                 5               317             3,556
--------------------------------------------------------------------------------------------------------------------------------
(a) Without election of optional EstatePlus feature.
(b) With election of optional EstatePlus feature.
AUV - Accumulation Unit Value
AU - Accumulation Units


                                        4/30/04 TO
POLARIS II ASSET MANAGER PORTFOLIOS      4/30/05
-----------------------------------  ----------------
-----------------------------------  ----------------
Davis Venture Value (Inception Date
  Beginning AUV..................              11.288
                                               11.195
  Ending AUV.....................              12.307
                                               12.175
  Ending Number of AUs...........           5,266,766
                                              543,292
--------------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street (Inception Da
  Beginning AUV..................              12.541
                                               12.467
  Ending AUV.....................              12.817
                                               12.709
  Ending Number of AUs...........              71,462
                                                5,785
--------------------------------------------------------------------------------------------------------------------------------
Emerging Markets (Inception Date -
  Beginning AUV..................              11.021
                                               10.952
  Ending AUV.....................              13.611
                                               13.492
  Ending Number of AUs...........              83,882
                                                8,275
--------------------------------------------------------------------------------------------------------------------------------
Federated American Leaders (Incepti
  Beginning AUV..................              10.153
                                               10.073
  Ending AUV.....................              10.805
                                               10.694
  Ending Number of AUs...........           1,123,719
                                               69,259
--------------------------------------------------------------------------------------------------------------------------------
Global Bond (Inception Date - 11/29
  Beginning AUV..................              12.246
                                               12.149
  Ending AUV.....................              12.807
                                               12.675
  Ending Number of AUs...........             271,920
                                               23,374
--------------------------------------------------------------------------------------------------------------------------------
Global Equities (Inception Date - 1
  Beginning AUV..................               6.936
                                                6.882
  Ending AUV.....................               7.351
                                                7.275
  Ending Number of AUs...........             293,259
                                                7,970
--------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research (Inception D
  Beginning AUV..................               6.436
                                                6.386
  Ending AUV.....................               6.560
                                                6.493
  Ending Number of AUs...........             166,184
                                               12,093
--------------------------------------------------------------------------------------------------------------------------------
Growth-Income (Inception Date - 11/
  Beginning AUV..................               8.348
                                                8.282
  Ending AUV.....................               8.513
                                                8.424
  Ending Number of AUs...........           1,251,543
                                               91,889
--------------------------------------------------------------------------------------------------------------------------------
Growth Opportunities (Inception Dat
  Beginning AUV..................               4.409
                                                4.634
  Ending AUV.....................               4.383
                                                4.595
  Ending Number of AUs...........              63,432
                                                2,026
--------------------------------------------------------------------------------------------------------------------------------
(a) Without election of optional Es
(b) With election of optional Estat
AUV - Accumulation Unit Value
AU - Accumulation Units

                                        ACCUMULATION UNIT VALUES AND ACCUMULATION UNITS
                                        INCEPTION TO         4/30/00 TO        4/30/01 TO        4/30/02 TO        4/30/03 TO
POLARIS II ASSET MANAGER PORTFOLIOS        4/30/00             4/30/01           4/30/02           4/30/03           4/30/04
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
High-Yield Bond (Inception Date - 11/29/99)
  Beginning AUV..................            10.00          (a)      10.06             9.299             8.744             9.005
                                                            (b)       9.71             9.299             8.728             8.965
  Ending AUV.....................            10.06          (a)       9.30             8.744             9.005            10.682
                                                            (b)       9.30             8.728             8.965            10.608
  Ending Number of AUs...........           13,058          (a)     91,018           182,420           267,960           587,922
                                                            (b)         --             5,112            18,202            46,284
--------------------------------------------------------------------------------------------------------------------------------
International Diversified Equities (Inception Date - 11/23/99)
  Beginning AUV..................            10.00          (a)       9.87             7.958             6.634             4.641
                                                            (b)       8.63             7.953             6.614             4.616
  Ending AUV.....................             9.87          (a)       7.96             6.634             4.641             6.156
                                                            (b)       7.95             6.614             4.616             6.111
  Ending Number of AUs...........           30,627          (a)    139,489           216,629           204,331           259,738
                                                            (b)        656             1,943             1,550            11,443
--------------------------------------------------------------------------------------------------------------------------------
International Growth and Income (Inception Date - 10/28/99)
  Beginning AUV..................            10.00          (a)      10.82             9.717             8.498             6.648
                                                            (b)      10.46             9.715             8.476             6.614
  Ending AUV.....................            10.82          (a)       9.72             8.498             6.648             9.079
                                                            (b)       9.72             8.476             6.614             9.011
  Ending Number of AUs...........          132,522          (a)    663,722           907,962           837,785           748,220
                                                            (b)      1,472            20,303            32,278            35,769
--------------------------------------------------------------------------------------------------------------------------------
MFS Massachusetts Investors Trust (Inception Date - 11/1/99)
  Beginning AUV..................            10.00          (a)      10.49             9.736             8.225             7.039
                                                            (b)      10.34             9.735             8.203             7.003
  Ending AUV.....................            10.49          (a)       9.74             8.225             7.039             8.136
                                                            (b)       9.74             8.203             7.003             8.074
  Ending Number of AUs...........          114,191          (a)    581,736           972,320           902,075           805,399
                                                            (b)      5,570            66,103            90,251            91,094
--------------------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth (Inception Date - 11/1/99)
  Beginning AUV..................            10.00          (a)      13.69            13.193             8.269             5.884
                                                            (b)      14.87            13.188             8.244             5.852
  Ending AUV.....................            13.69          (a)      13.19             8.269             5.884             7.834
                                                            (b)      13.19             8.244             5.852             7.772
  Ending Number of AUs...........           30,505          (a)    344,347           442,836           449,234           441,724
                                                            (b)        306            25,484            33,748            35,097
--------------------------------------------------------------------------------------------------------------------------------
MFS Total Return (Inception Date - 10/28/99)
  Beginning AUV..................            10.00          (a)      10.22            11.789            11.859            11.289
                                                            (b)      11.64            11.782            11.821            11.226
  Ending AUV.....................            10.22          (a)      11.79            11.859            11.289            12.842
                                                            (b)      11.78            11.821            11.226            12.738
  Ending Number of AUs...........           50,264          (a)    355,139         1,374,837         2,391,121         3,949,893
                                                            (b)      4,588            94,278           218,848           432,049
--------------------------------------------------------------------------------------------------------------------------------
Putnam Growth: Voyager (Inception Date - 11/1/99)
  Beginning AUV..................            10.00          (a)      11.33             8.383             6.571             5.480
                                                            (b)       9.55             8.380             6.553             5.451
  Ending AUV.....................            11.33          (a)       8.38             6.571             5.480             6.333
                                                            (b)       8.38             6.553             5.451             6.284
  Ending Number of AUs...........          177,965          (a)    820,691           953,847           817,468         1,063,200
                                                            (b)      3,244            25,257            22,523            93,442
--------------------------------------------------------------------------------------------------------------------------------
Real Estate (Inception Date - 2/7/00)
  Beginning AUV..................            10.00          (a)      10.77            12.621            14.317            14.880
                                                            (b)      12.42            12.623            14.279            14.804
  Ending AUV.....................            10.77          (a)      12.62            14.317            14.880            18.683
                                                            (b)      12.62            14.279            14.804            18.540
  Ending Number of AUs...........            2,461          (a)     15,795            69,705            88,262           108,473
                                                            (b)         39               928             3,919             5,621
--------------------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception Date - 10/28/99)
  Beginning AUV..................            10.00          (a)      11.01             9.336             8.175             7.437
                                                            (b)      10.08             9.333             8.152             7.398
  Ending AUV.....................            11.01          (a)       9.34             8.175             7.437             8.207
                                                            (b)       9.33             8.152             7.398             8.143
  Ending Number of AUs...........           93,619          (a)    431,856           632,064           550,347           530,846
                                                            (b)        265            19,591            24,362            27,544
--------------------------------------------------------------------------------------------------------------------------------
(a) Without election of the optional EstatePlus feature.
(b) With election of the optional EstatePlus feature.
AUV - Accumulation Unit Value
AU - Accumulation Units


                                        4/30/04 TO
POLARIS II ASSET MANAGER PORTFOLIOS      4/30/05
-----------------------------------  ----------------
-----------------------------------  ----------------
High-Yield Bond (Inception Date - 1
  Beginning AUV..................              10.682
                                               10.608
  Ending AUV.....................              12.020
                                               11.908
  Ending Number of AUs...........             781,111
                                               53,321
--------------------------------------------------------------------------------------------------------------------------------
International Diversified Equities
  Beginning AUV..................               6.156
                                               6.1111
  Ending AUV.....................               6.854
                                                6.788
  Ending Number of AUs...........             292,725
                                               15,209
--------------------------------------------------------------------------------------------------------------------------------
International Growth and Income (In
  Beginning AUV..................               9.079
                                                9.011
  Ending AUV.....................              10.236
                                               10.133
  Ending Number of AUs...........             872,379
                                               36,801
--------------------------------------------------------------------------------------------------------------------------------
MFS Massachusetts Investors Trust (
  Beginning AUV..................               8.136
                                                8.074
  Ending AUV.....................               8.858
                                                8.768
  Ending Number of AUs...........             671,759
                                               62,443
--------------------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth (Inception Date
  Beginning AUV..................               7.834
                                                7.772
  Ending AUV.....................               7.605
                                                7.525
  Ending Number of AUs...........             428,891
                                               35,343
--------------------------------------------------------------------------------------------------------------------------------
MFS Total Return (Inception Date -
  Beginning AUV..................              12.842
                                               12.738
  Ending AUV.....................              13.850
                                            13.703269
  Ending Number of AUs...........           6,359,705
                                              625,544
--------------------------------------------------------------------------------------------------------------------------------
Putnam Growth: Voyager (Inception D
  Beginning AUV..................               6.333
                                                6.284
  Ending AUV.....................               6.216
                                                6.153
  Ending Number of AUs...........           1,613,813
                                              143,580
--------------------------------------------------------------------------------------------------------------------------------
Real Estate (Inception Date - 2/7/0
  Beginning AUV..................              18.683
                                               18.540
  Ending AUV.....................              24.630
                                               24.381
  Ending Number of AUs...........             158,560
                                               13,970
--------------------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception Date
  Beginning AUV..................               8.207
                                                8.143
  Ending AUV.....................               8.489
                                                8.401
  Ending Number of AUs...........             538,668
                                               30,592
--------------------------------------------------------------------------------------------------------------------------------
(a) Without election of the optiona
(b) With election of the optional E
AUV - Accumulation Unit Value
AU - Accumulation Units

                                        ACCUMULATION UNIT VALUES AND ACCUMULATION UNITS
                                        INCEPTION TO         4/30/00 TO        4/30/01 TO        4/30/02 TO        4/30/03 TO
POLARIS II ASSET MANAGER PORTFOLIOS        4/30/00             4/30/01           4/30/02           4/30/03           4/30/04
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Technology (Inception Date - 8/21/00)
  Beginning AUV..................              N/A          (a)      10.00             4.375             2.507             1.815
                                                            (b)       6.68             4.375             2.499             1.805
  Ending AUV.....................              N/A          (a)       4.38             2.507             1.815             2.174
                                                            (b)       4.38             2.499             1.805             2.157
  Ending Number of AUs...........              N/A          (a)     23,583            46,009            58,799           108,335
                                                            (b)         --             3,185             7,962            13,639
--------------------------------------------------------------------------------------------------------------------------------
Telecom Utility (Inception Date - 12/16/99)
  Beginning AUV..................            10.00          (a)       9.91             9.278             7.325             6.050
                                                            (b)       9.12             9.277             7.311             6.023
  Ending AUV.....................             9.91          (a)       9.28             7.325             6.050             6.962
                                                            (b)       9.28             7.311             6.023             6.914
  Ending Number of AUs...........            9,175          (a)     69,692            77,161            61,703            40,778
                                                            (b)        104             3,437             3,965             4,149
--------------------------------------------------------------------------------------------------------------------------------
Worldwide High Income (Inception Date - 11/10/99)
  Beginning AUV..................            10.00          (a)      10.42             9.735             9.735            10.471
                                                            (b)      10.54             9.735             9.711            10.420
  Ending AUV.....................            10.42          (a)       9.74             9.735            10.471            11.563
                                                            (b)       9.74             9.711            10.420            11.477
  Ending Number of AUs...........            3,802          (a)     31,309            42,247            63,528           126,343
                                                            (b)         --             3,483             6,051            14,716
--------------------------------------------------------------------------------------------------------------------------------
(a) Without election of the optional EstatePlus feature.
(b) With election of the optional EstatePlus feature.
AUV - Accumulation Unit Value
AU - Accumulation Units


                                        4/30/04 TO
POLARIS II ASSET MANAGER PORTFOLIOS      4/30/05
-----------------------------------  ----------------
-----------------------------------  ----------------
Technology (Inception Date - 8/21/0
  Beginning AUV..................               2.174
                                                2.157
  Ending AUV.....................               2.063
                                                2.041
  Ending Number of AUs...........             126,057
                                               14,654
--------------------------------------------------------------------------------------------------------------------------------
Telecom Utility (Inception Date - 1
  Beginning AUV..................               6.962
                                                6.914
  Ending AUV.....................               8.084
                                                8.007
  Ending Number of AUs...........              39,917
                                                4,376
--------------------------------------------------------------------------------------------------------------------------------
Worldwide High Income (Inception Da
  Beginning AUV..................              11.563
                                               11.477
  Ending AUV.....................              12.571
                                               12.446
  Ending Number of AUs...........             241,802
                                               17,004
--------------------------------------------------------------------------------------------------------------------------------
(a) Without election of the optiona
(b) With election of the optional E
AUV - Accumulation Unit Value
AU - Accumulation Units

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Capitalized terms used in this Appendix have the same meaning as they have in the Death Benefit section of the prospectus.

The term Continuation Net Purchase Payments is used frequently to describe the death benefits payable to the beneficiary of the Continuing Spouse for contracts issued on or after October 24, 2001. We define Continuation Net Purchase Payments as Net Purchase Payments made on and/or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The term withdrawals as used in describing the death benefit option below is defined as withdrawals and the fees and charges applicable to those withdrawals.

The following describes the death benefit options following spousal continuation for contracts issued on or after October 24, 2001:

    1. Purchase Payment Accumulation Option

         If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

         a. Contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

         b. Continuation Net Purchase Payments; or

         c. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments recorded after the date of death; and reduced by any withdrawals recorded after the date of death in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

         d. Contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any withdrawals recorded after the seventh contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal

         If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

         a. Contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

         b. Purchase Payments reduced by any withdrawals in the same proportions that the withdrawal reduced the contract value on the date of each withdrawal; or

         c. Net Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal; or

         d. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any withdrawals since the seventh contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

    2. Maximum Anniversary Value Option -- if the continuing spouse is below age 90 at the time of death, and:

         If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

         a. Contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

         b. Continuation Net Purchase Payments; or

         c. Maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any withdrawals recorded since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

          a. Contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Purchase Payments reduced by withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or

          c. Maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that the withdrawal reduced each contract value on the date of the withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.

          If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

          Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before October 24, 2001.

B. THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit may increase the death benefit amount. The EstatePlus benefit is only available if the original owner elected EstatePlus and it has not been discontinued or terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable, based on the number of years the Continuing Spouse has held the contract since the Continuation Date. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

The term "Continuation Net Purchase Payment" is used frequently to describe the EstatePlus benefit payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawal, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The following table identifies the factors we use in determining the percentage of earnings that will be added to the death benefit at the Continuing Spouse's date of death, if the Continuing Spouse is age 69 or younger on the Continuation
Date:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE       ESTATEPLUS PERCENTAGE
-------------------------------------------------------------
 Years 0-4         25% of earnings      40% of Continuation
                                        Net Purchase Payments
-------------------------------------------------------------
 Years 5-9         40% of earnings      65% of Continuation
                                        Net Purchase
                                        Payments*
-------------------------------------------------------------
 Years 10+         50% of earnings      75% of Continuation
                                        Net Purchase
                                        Payments*
-------------------------------------------------------------

If the Continuing Spouse is between their 70th and 81st birthday on the Continuation Date, the table below shows the available EstatePlus benefit:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE       ESTATEPLUS PERCENTAGE
-------------------------------------------------------------
 All Contract      25% of earnings      40% of Continuation
 Years                                  Net Purchase
                                        Payments*
-------------------------------------------------------------

* Purchase Payments received after the 5(th) year following the Continuation Date must remain in the contract for at least six months to be included as part of Continuation Net Purchase Payments for purpose of the Maximum EstatePlus calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?

We determine the EstatePlus amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

         (1) equals the contract value on the Continuing Spouse's date of death;

         (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus amount is a percentage of the Continuation Net Purchase Payments.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                  AND BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      PROSPECTUS PROVISION                          AVAILABILITY OR VARIATION                          STATES
--------------------------------------------------------------------------------------------------------------------
 Transfer Privilege                Any transfer over the limit of 15 will incur a $10 transfer   Pennsylvania
                                   fee.                                                          Texas
--------------------------------------------------------------------------------------------------------------------
 Free Look                         Free Look period is 20 days.                                  Idaho
                                                                                                 North Dakota
                                                                                                 Utah
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you reside in California and are age 60 or older on your   California
                                   Contract Date, the Free Look period is 30 days.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period, we   Minnesota
                                   return the greater of (1) your Purchase Payments; or (2) the value of your contract.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period, we   Colorado
                                   return the Purchase Payment(s) paid.                          Delaware
                                                                                                 Georgia
                                                                                                 Hawaii
                                                                                                 Idaho
                                                                                                 Iowa
                                                                                                 Kansas
                                                                                                 Louisiana
                                                                                                 Massachusetts
                                                                                                 Michigan
                                                                                                 Missouri
                                                                                                 Nebraska
                                                                                                 Nevada
                                                                                                 New Hampshire
                                                                                                 North Carolina
                                                                                                 Ohio
                                                                                                 Oklahoma
                                                                                                 Rhode Island
                                                                                                 South Carolina
                                                                                                 Utah
                                                                                                 Washington
                                                                                                 West Virginia
--------------------------------------------------------------------------------------------------------------------
 Premium Tax                       We do not deduct premium tax charges when you surrender your  New Mexico
                                   contract or begin the Income Phase.                           Texas
                                                                                                 Washington
--------------------------------------------------------------------------------------------------------------------
 Market Value Adjustment           L equal to 0.0025                                             Florida
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris(II) Asset Manager Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

        Date: ----------------------- Signed: ----------------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                          [POLARIS(II) A - CLASS LOGO]

                                   PROSPECTUS

                                AUGUST 29, 2005


Please read this prospectus carefully       FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
before investing and keep it for                issued by
future reference. It contains               AIG SUNAMERICA LIFE ASSURANCE COMPANY
important information about the                 in connection with
variable annuity.                           VARIABLE ANNUITY ACCOUNT SEVEN
                                            The annuity has several investment choices -- Variable Portfolios listed
To learn more about the annuity             below and if available, Fixed Accounts. The Variable Portfolios are part of
offered in this prospectus, you can         the American Funds Insurance Series ("AFIS"), the Anchor Series Trust
obtain a copy of the Statement of           ("AST"), the Lord Abbett Series Fund, Inc. ("LASF"), the SunAmerica Series
Additional Information ("SAI") dated        Trust ("SAST") and the Van Kampen Life Investment Trust ("VKT").
August 29, 2005. The SAI has been
filed with the United States                STOCKS:
Securities and Exchange Commission            MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
("SEC") and is incorporated by                   - Aggressive Growth Portfolio                                     SAST
reference into this prospectus. The              - Blue Chip Growth Portfolio                                      SAST
Table of Contents of the SAI appears             - "Dogs" of Wall Street Portfolio*                                SAST
at the end of this prospectus. For a             - Growth Opportunities Portfolio                                  SAST
free copy of the SAI, call us at              MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
(800) 455-SUN2 or write to us at our             - Alliance Growth Portfolio                                       SAST
Annuity Service Center, P.O. Box                 - Global Equities Portfolio                                       SAST
54299, Los Angeles, California                   - Growth-Income Portfolio                                         SAST
90054-0299.                                   MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
                                                 - American Funds Global Growth Portfolio                          AFIS
In addition, the SEC maintains a                 - American Funds Growth Portfolio                                 AFIS
website (http://www.sec.gov) that                - American Funds Growth-Income Portfolio                          AFIS
contains the SAI, materials                   MANAGED BY DAVIS ADVISORS
incorporated by reference and other              - Davis Venture Value Portfolio                                   SAST
information filed electronically with            - Real Estate Portfolio                                           SAST
the SEC by the Company.                       MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
                                                 - Federated American Leaders Portfolio*                           SAST
Annuities involve risks, including               - Telecom Utility Portfolio                                       SAST
possible loss of principal, and are           MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.
not a deposit or obligation of, or               - Goldman Sachs Research Portfolio                                SAST
guaranteed or endorsed by, any bank.          MANAGED BY LORD, ABBETT & CO. LLC
They are not federally insured by the            - Lord Abbett Growth and Income Portfolio                         LASF
Federal Deposit Insurance                        - Lord Abbett Mid-Cap Value Portfolio                             LASF
Corporation, the Federal Reserve              MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
Board or any other agency.                       - MFS Massachusetts Investors Trust Portfolio                     SAST
                                                 - MFS Mid-Cap Growth Portfolio                                    SAST
                                              MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
                                                 - Emerging Markets Portfolio                                      SAST
                                                 - International Growth and Income Portfolio                       SAST
                                                 - Putnam Growth: Voyager Portfolio                                SAST
                                              MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT INC.
                                                 - International Diversified Equities Portfolio                    SAST
                                                 - Technology Portfolio                                            SAST
                                                 - Van Kampen LIT Comstock Portfolio,
                                                   Class II Shares*                                                 VKT
                                                 - Van Kampen LIT Emerging Growth Portfolio,
                                                   Class II Shares                                                  VKT
                                                 - Van Kampen LIT Growth and Income Portfolio,
                                                   Class II Shares                                                  VKT
                                              MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                 - Capital Appreciation Portfolio                                   AST
                                                 - Growth Portfolio                                                 AST
                                            BALANCED:
                                              MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                 - SunAmerica Balanced Portfolio                                   SAST
                                              MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
                                                 - American Funds Asset Allocation Portfolio                       AFIS
                                              MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                                 - MFS Total Return Portfolio                                      SAST
                                              MANAGED BY WM ADVISORS, INC.
                                                 - Asset Allocation Portfolio                                       AST
                                            BONDS:
                                              MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
                                                 - High-Yield Bond Portfolio                                       SAST
                                              MANAGED BY FEDERATED INVESTMENT MANAGEMENT
                                                 - Corporate Bond Portfolio                                        SAST
                                              MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
                                                 - Global Bond Portfolio                                           SAST
                                              MANAGED BY VAN KAMPEN
                                                 - Worldwide High Income Portfolio                                 SAST
                                              MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
                                                 - Government & Quality Bond Portfolio                              AST
                                            CASH:
                                              MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                                 - Cash Management Portfolio                                       SAST
                                            * "Dogs" of Wall Street is an equity fund seeking total return. Federated
                                            American Leaders is an equity fund seeking growth of capital and income.
                                              Van Kampen LIT Comstock is an equity fund seeking capital growth and income.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
                             TABLE OF CONTENTS
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 GLOSSARY..........................................................      2
 HIGHLIGHTS........................................................      3
 FEE TABLES........................................................      4
       Maximum Owner Transaction Expenses..........................      4
       Maximum Sales Charge........................................      4
       Contract Maintenance Fee....................................      4
       Separate Account Annual Expenses............................      4
       Underlying Fund Expenses....................................      4
 EXAMPLES..........................................................      5
 THE POLARIS(II) A-CLASS VARIABLE ANNUITY..........................      6
 PURCHASING A POLARIS(II) A-CLASS VARIABLE ANNUITY.................      6
       Allocation of Purchase Payments.............................      7
       Accumulation Units..........................................      7
       Right to Examine............................................      7
       Exchange Offers.............................................      7
 INVESTMENT OPTIONS................................................      8
       Variable Portfolios.........................................      8
           Anchor Series Trust.....................................      8
           SunAmerica Series Trust.................................      8
           Lord Abbett Series Fund, Inc. ..........................      8
           Van Kampen Life Investment Trust........................      8
           American Funds Insurance Series.........................      8
       Fixed Accounts..............................................      9
       Dollar Cost Averaging Fixed Accounts........................      9
       Dollar Cost Averaging Program...............................      9
       Asset Allocation Program....................................     10
       Transfers During the Accumulation Phase.....................     11
       Transfer Policies...........................................     11
       Automatic Asset Rebalancing Program.........................     12
       Return Plus Program.........................................     13
       Voting Rights...............................................     13
       Substitution, Addition or Deletion of Variable Portfolios...     13
 ACCESS TO YOUR MONEY..............................................     13
       Systematic Withdrawal Program...............................     13
       Minimum Contract Value......................................     14
 DEATH BENEFIT.....................................................     14
       General Information About Death Benefits....................     14
       Defined Terms...............................................     15
       Death Benefit Options.......................................     15
       Optional EstatePlus Benefit.................................     16
       Spousal Continuation........................................     17
 EXPENSES..........................................................     17
       Separate Account Expenses...................................     17
       Sales Charge................................................     17
       Reducing Your Sales Charges.................................     18
       Letter of Intent............................................     18
       Rights of Accumulation......................................     19
       Purchase Payments Subject to a Withdrawal Charge............     19
       Underlying Fund Expenses....................................     19
       Transfer Fee................................................     20
       Optional EstatePlus Fee.....................................     20
       Premium Tax.................................................     20
       Income Taxes................................................     20
       Reduction or Elimination of Fees, Expenses
        and Additional Amounts Credited............................     20
 INCOME OPTIONS....................................................     20
       Annuity Date................................................     20
       Income Options..............................................     20
       Fixed or Variable Income Payments...........................     21
       Income Payments.............................................     21
       Transfers During the Income Phase...........................     21
       Deferment of Payments.......................................     21
       The Income Protector Feature................................     21
 TAXES.............................................................     22
       Annuity Contracts in General................................     22
       Tax Treatment of Distributions - Non-Qualified Contracts....     23
       Tax Treatment of Distributions - Qualified Contracts........     23
       Minimum Distributions.......................................     24
       Tax Treatment of Death Benefits.............................     24
       Contracts Owned by a Trust or Corporation...................     24
       Gifts, Pledges and/or Assignments of a Contract.............     24
       Diversification and Investor Control........................     25
 OTHER INFORMATION.................................................     25
       AIG SunAmerica Life.........................................     25
       The Separate Account........................................     25
       The General Account.........................................     25
       Registration Statements.....................................     25
       Payments in Connection with Distribution of the Contract....     26
       Administration..............................................     26
       Legal Proceedings...........................................     26
       Financial Statements........................................     27
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
  INFORMATION......................................................     28
 APPENDIX A -- CONDENSED FINANCIAL INFORMATION.....................    A-1
 APPENDIX B -- DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION.......    B-1
 APPENDIX C -- HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME
  PROTECTOR FEATURE................................................    C-1
 APPENDIX D -- STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF
  CERTAIN FEATURES AND BENEFITS....................................    D-1
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                                 GLOSSARY
 -------------------------------------------------------------------------
 -------------------------------------------------------------------------
 We have capitalized some of the technical terms used in this prospectus.
 To help you understand these terms, we have defined them in this glossary.
 ACCUMULATION PHASE - The period during which you invest money in your contract.
 ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.
 ANNUITANT - The person on whose life we base income payments.
 ANNUITY DATE - The date on which you select income payments to begin.
 ANNUITY UNITS - A measurement we use to calculate the amount of income payments you receive from the variable portion of your contract during the Income Phase.
 BENEFICIARY - The person designated to receive any benefits under the contract if you or the Annuitant dies.
 COMPANY - Refers to AIG SunAmerica Life Assurance Company, the insurer that issues this contract. The term "we," "us," "our," and "AIG
 SunAmerica Life" are also used to identify the Company.
 CONTINUING SPOUSE - Spouse of original contract owner at the time of death who elects to continue the contract after the death of the original contract owner.
 FIXED ACCOUNT - An account, if available, that we may offer in which you may invest money and earn a fixed rate of return.
 GROSS PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it. Gross Purchase Payments do not reflect the reduction of the sales charge.
 INCOME PHASE - The period during which we make income payments to you.
 IRS - The Internal Revenue Service.
 LATEST ANNUITY DATE - Your 95th birthday or tenth contract anniversary, whichever is later.
 MARKET CLOSE - The close of the New York Stock Exchange, usually at 1:00
 p.m. Pacific Time.
 NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars.
 In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").
 NYSE - New York Stock Exchange
 OWNER - The person or entity (if a non-natural owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.
 PURCHASE PAYMENTS - The portion of your Gross Purchase Payments which we invest in your contract. We calculate this amount by deducting the applicable sales charge from your Gross Purchase Payments.
 QUALIFIED (CONTRACT) - A contract purchased with pre-tax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
 SEPARATE ACCOUNT - A segregated asset account maintained separately from the Company's regular portfolio of investments and general accounts. The
 Separate Account is established by the Company to purchase and hold the
 Variable Portfolios.
 TRUSTS - Refers to American Funds Insurance Series, Anchor Series Trust,
 Lord Abbett Series Fund, Inc., SunAmerica Series Trust and Van Kampen
 Life Investment Trust collectively.
 UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.
 VARIABLE PORTFOLIO(S) - The variable investment options available under the contract. Each Variable Portfolio has its own investment objective and is invested in the Underlying Funds of the Trusts.

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--------------------------------------------------------------------------------
                                   HIGHLIGHTS
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--------------------------------------------------------------------------------

The Polaris(II) A-Class Variable Annuity is a contract between you and AIG SunAmerica Life Assurance Company ("AIG SunAmerica Life"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving income payments from your annuity to provide for your retirement.

RIGHT TO EXAMINE: You may cancel your contract within 10 days after receiving it (or whatever period is required in your state). You will receive whatever your contract is worth on the day that we receive your request plus any sales charge we deducted. The amount refunded may be more or less than your original Purchase Payment. We will return your original Purchase Payment if required by law. Please see PURCHASING A POLARIS(II) A-CLASS VARIABLE ANNUITY in the prospectus.

EXPENSES: There are fees and charges associated with the contract. We deduct separate account charges which equal 0.85% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios including distribution charges of up to 0.25%. If you elect optional features available under the contract we may charge additional fees for those features. We apply an up-front sales charge against Gross Purchase Payments you make to your contract. The sales charge equals a percentage of each Gross Purchase Payment and varies with your investment amount. Please see the FEE TABLE, PURCHASING A POLARIS(II) A-CLASS VARIABLE ANNUITY and EXPENSES in the prospectus.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you do so, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Income Phase are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. Please see ACCESS TO YOUR MONEY and TAXES in the prospectus.

DEATH BENEFIT: A death benefit feature is available under the contract to protect your Beneficiaries in the event of your death during the Accumulation Phase. Please see DEATH BENEFITS in the prospectus.

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis or a combination of both. You may also chose from five different income options, including an option for income that you cannot outlive. Please see INCOME OPTIONS in the prospectus.

INQUIRIES: If you have questions about your contract call your financial representative or contact us at AIG SunAmerica Life Assurance Company Annuity Service Center P.O. Box 54299 Los Angeles, California 90054-0299. Telephone
Number: (800) 445-SUN2.

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS AND PROGRAMS OFFERED AT DIFFERENT FEES AND EXPENSES. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE MORE INFORMATION REGARDING HOW MONEY IS SHARED AMONGST OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY, SEE THE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT SECTION UNDER OTHER INFORMATION.

  PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                   INVESTING.

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                                   FEE TABLES
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THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS OR SURRENDER THE CONTRACT. IF APPLICABLE, YOU MAY ALSO BE SUBJECT TO STATE PREMIUM TAXES.

MAXIMUM OWNER TRANSACTION EXPENSES

MAXIMUM SALES CHARGE

(AS A PERCENTAGE OF EACH GROSS PURCHASE PAYMENT)(1).......  5.75%

  TRANSFER FEE......................... No charge for the first 15 transfers each contract year; thereafter,
                                        the fee is $25 ($10 in
                                        Pennsylvania and Texas) per
                                        transfer

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.

CONTRACT MAINTENANCE FEE..................................................  None

SEPARATE ACCOUNT ANNUAL EXPENSES
(DEDUCTED DAILY AS A PERCENTAGE OF YOUR AVERAGE DAILY NET ASSET VALUE)

    Mortality and Expense Risk Fees.......................  0.70%
    Distribution Expense Charge...........................  0.15%
    Optional EstatePlus Fee(2)............................  0.25%
                                                            -----
      TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES..............  1.10%
                                                            =====

FOOTNOTES TO THE FEE TABLES

(1) Your Gross Purchase Payment may qualify for a reduced sales charge. SEE EXPENSES SECTION BELOW.

                                               SALES CHARGE AS A
  INVESTMENT AMOUNT (AS DEFINED IN SALES      PERCENTAGE OF GROSS
              CHARGE SECTION)             PURCHASE PAYMENT INVESTMENT
       -----------------------------      ---------------------------
  Less than $50,000......................            5.75%
  $50,000 but less than $100,000.........            4.75%
  $100,000 but less than $250,000........            3.50%
  $250,000 but less than $500,000........            2.50%
  $500,000 but less than $1,000,000......            2.00%
  $1,000,000 or more.....................            0.50%

A withdrawal charge of 0.50% applies to Gross Purchase Payments subject to a 0.50% sales charge if invested less than 12 months at the time of withdrawal.

(2) EstatePlus, an earnings enhancement death benefit feature is optional. If you do not elect the EstatePlus feature, your total separate account annual expenses would be 0.85%.

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS, BEFORE ANY WAIVERS OR REIMBURSEMENTS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.

                            UNDERLYING FUND EXPENSES

TOTAL ANNUAL UNDERLYING FUND EXPENSES                         MINIMUM   MAXIMUM
-------------------------------------                         -------   -------
(expenses that are deducted from Trust assets, including
management fees, 12b-1 fees, if applicable, and other
expenses)...................................................   0.55%     1.60%

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                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
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These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses.

The examples assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum and minimum fees and expenses of the Underlying Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be:

MAXIMUM EXPENSE EXAMPLES
(ASSUMING MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.10% (INCLUDING ESTATEPLUS) AND INVESTMENT IN AN UNDERLYING FUND WITH TOTAL EXPENSES OF 1.60%)

(1) If you surrender your contract at the end of the applicable time period and you elect the optional EstatePlus (0.25%) feature:

 1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------
---------------------------------------------
  $832       $1,365      $1,923      $3,432
---------------------------------------------
---------------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:

 1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------
---------------------------------------------
  $234       $720        $1,230      $2,626
---------------------------------------------
---------------------------------------------

(3) If you do not surrender your contract and you elect the optional EstatePlus (0.25%) feature:

 1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------
---------------------------------------------
  $832       $1,365      $1,923      $3,432
---------------------------------------------
---------------------------------------------

MINIMUM EXPENSE EXAMPLES
(ASSUMING MINIMUM SEPARATE ACCOUNT ANNUAL EXPENSES OF 0.85% AND INVESTMENT IN AN UNDERLYING FUND WITH TOTAL EXPENSES OF 0.55%)

(1) If you surrender your contract at the end of the applicable time period and you do not elect any optional features:

 1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------
---------------------------------------------
  $709       $993        $1,297      $2,158
---------------------------------------------
---------------------------------------------

(2) If you annuitize your contract at the end of the applicable time period:

 1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------
---------------------------------------------
  $134       $418        $722        $1,583
---------------------------------------------
---------------------------------------------

(3) If you do not surrender your contract and you do not elect any optional features:

 1 YEAR      3 YEARS     5 YEARS    10 YEARS
---------------------------------------------
---------------------------------------------
  $709       $993        $1,297      $2,158
---------------------------------------------
---------------------------------------------

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Table and Expense Examples is to show you the various expenses you would incur directly and indirectly by investing in the variable annuity contract. The Fee Table and Expense Examples represent both fees of the separate account as well as total annual Underlying Fund expenses. Additional information on the Underlying Fund fees can be found in the Trust prospectuses.

2. In addition to the stated assumptions, the Examples also assume separate account charges as indicated and that no transfer fees were imposed. A maximum sales charge of 5.75% is used in both the maximum and minimum examples because of the $10,000 investment amount. Your expenses may be lower if you are subject to a lower sales charge. Although premium taxes may apply in certain states, they are not reflected in the Examples.

   THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE
                                   EXPENSES.
           ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.

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                    THE POLARIS(II) A-CLASS VARIABLE ANNUITY
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----------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and an insurance company. You are the owner of the contract. The contract provides three main benefits:

     - Tax Deferral: This means that you do not pay taxes on your earnings from the contract until you withdraw them.

     - Death Benefit: If you die during the Accumulation Phase, the insurance company pays a death benefit to your Beneficiary.

     - Guaranteed Income: If elected, you receive a stream of income for your lifetime, or another available period you select.

Tax-qualified retirement plans (e.g., IRAs, 401(k) or 403(b) plans) defer payment of taxes on earnings until withdrawal. If you are considering funding a tax-qualified retirement plan with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

This variable annuity was developed to help you contribute to your retirement savings. This variable annuity works in two stages: the Accumulation Phase and the Income Phase. Your contract is in the Accumulation Phase during the period when you make payments into the contract. The Income Phase begins after the specified waiting period when you start taking income payments.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in these Variable Portfolios. The amount of money you accumulate in your contract depends on the performance of the Variable Portfolios in which you invest.

Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company. If you allocate money to a Fixed Account, the amount of money that accumulates in the contract depends on the total interest credited to the particular Fixed Account in which you invest.

For more information on investment options available under this contract, SEE INVESTMENT OPTIONS BELOW.

This annuity is designed to assist in contributing to retirement savings of investors whose personal circumstances allow for a long-term investment time horizon. As a function of the Internal Revenue Code ("IRC"), you may be assessed a 10% federal tax penalty on any withdrawal made prior to your reaching age
59 1/2.
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                        PURCHASING A POLARIS(II) A-CLASS
                                VARIABLE ANNUITY
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An initial Gross Purchase Payment is the money you give us to buy a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Gross Purchase Payment.

The following chart shows the minimum initial and subsequent Gross Purchase Payments permitted under your contract. These amounts depend upon whether a contract is Qualified or Non-qualified for tax purposes. FOR FURTHER EXPLANATION, SEE TAXES BELOW.

-----------------------------------------------------------
                       Minimum Initial        Minimum
                        Gross Purchase    Subsequent Gross
                           Payment        Purchase Payment
-----------------------------------------------------------
      Qualified             $2,000              $250
-----------------------------------------------------------
    Non-Qualified           $5,000              $500
-----------------------------------------------------------

We reserve the right to require Company approval prior to accepting Purchase Payments greater than $1,000,000. For contracts owned by a non-natural owner, we reserve the right to require prior Company approval to accept Purchase Payments greater than $250,000. We reserve the right to change the amount at which pre-approval is required at any time. Subsequent Purchase Payments that would cause total Purchase Payments in all contracts issued by the Company or its affiliate, First SunAmerica Life Insurance Company, to the same owner and/or Annuitant to exceed these limits may also be subject to Company pre-approval. For any contracts that meet or exceed these dollar amount limitations, we further reserve the right to limit the death benefit amount payable in excess of contract value at the time we receive all required paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.

Once you have contributed at least the minimum initial Purchase Payment, you can establish an optional automatic payment plan that allows you to make subsequent Purchase Payments of as little as $100.00.

We may not issue a contract to anyone age 86 or older on the contract issue date. In general, we will not issue a Qualified contract to anyone who is age
70 1/2 or older, unless it is shown that the minimum distribution required by the IRS is being made. If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including termination of the contract and/or revocation of any age-driven benefits. We may refuse any Gross Purchase Payment.

We allow this contract to be jointly owned. We may require that the joint owners be spouses. However, the age of the older spouse is used to determine the availability of any age driven benefits. The addition of a joint owner after the contract has been issued is contingent upon prior review and approval by the Company.

You may assign this contract before beginning the Income Phase by sending us a written request for an assignment. Your rights and those of any other person with rights under this contract will be subject to the assignment. We reserve the right to not recognize assignments if it changes the risk profile of the owner of the contract, as determined in our sole discretion. Please see the Statement of Additional Information for details on the tax consequences of an assignment.

ALLOCATION OF PURCHASE PAYMENTS

A Purchase Payment is the portion of your Gross Purchase Payment which we invest in your contract after we deduct the sales charge.

In order to issue your contract, we must receive your Purchase Payment and all required paperwork including Purchase Payment allocation instructions at our Annuity Service Center. We will accept Purchase Payments by electronic transmission from certain broker-dealer firms. In connection with arrangements we have to transact business electronically, we may have agreements in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments.

Provided we have received your Purchase Payment and all required paperwork by Market Close, we allocate your Purchase Payment within two days of receiving it. If we do not have complete information necessary to issue your contract, we will contact you. If we do not have the information necessary to issue your contract within 5 business days, we will send your money back to you, or ask your permission to keep your money until we get the information necessary to issue the contract.

ACCUMULATION UNITS

When you allocate a Purchase Payment to the Variable Portfolios, we credit your contract with Accumulation Units of the Separate Account. We base the number of Accumulation Units you receive on the unit value of the Variable Portfolio as of the day we receive your money if we receive it before Market Close, or on the next business day's unit value if we receive your money after Market Close. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios.

We calculate the value of an Accumulation Unit each day that the NYSE is open as follows:

     1. We determine the total value of money invested in a particular Variable Portfolio;

     2. We subtract from that amount all applicable contract charges; and

     3. We divide this amount by the number of outstanding Accumulation Units.

We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.

     EXAMPLE:

     We receive a $25,000 Gross Purchase Payment from you on Wednesday which you allocate to the Global Bond Portfolio. After we deduct the sales charge, the net amount to be invested of your Gross Purchase Payment is $23,562.50. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $23,562.50 by $11.10 and credit your contract on Wednesday night with 2,122.747748 Accumulation Units for the Global Bond Portfolio.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.

RIGHT TO EXAMINE

You may cancel your contract within ten days after receiving it (or longer if required by state law). We call this a "free look." To cancel, you must mail the contract along with your free look request to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request, plus the sales charge we deducted. The amount refunded may be more or less than the amount you originally invested.

Certain states require us to return your Gross Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Gross Purchase Payments upon a free look. If your contract was issued in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Gross Purchase Payments; or (2) the value of your contract.

With respect to those contracts, we reserve the right to put your money in the Cash Management Variable Portfolio during the free look period. If we place your money in the Cash Management Variable Portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.

EXCHANGE OFFERS

From time to time, we may offer to allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with more current features and benefits also issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

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                               INVESTMENT OPTIONS
----------------------------------------------------------------
----------------------------------------------------------------

VARIABLE PORTFOLIOS

The Variable Portfolios invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future. The Variable Portfolios are only available through the purchase of certain insurance contracts.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds in addition to those listed here that are not available for investment under this contract.

The Variable Portfolios along with their respective advisers are listed below:

     ANCHOR SERIES TRUST -- CLASS 1

AIG SunAmerica Asset Management Corp. ("AIG SAAMCo"), an indirect wholly-owned subsidiary of AIG, is the investment adviser and Wellington Management Company, LLP is the subadviser to Anchor Series Trust ("AST").

     SUNAMERICA SERIES TRUST -- CLASS 1

AIG SAAMCo is the investment adviser and various managers are the subadvisers to SunAmerica Series Trust ("SAST").

     LORD ABBETT SERIES FUND, INC. -- CLASS VC

Lord, Abbett & Co. is the investment adviser to the Lord Abbett Series Fund, Inc. ("LASF").

     VAN KAMPEN LIFE INVESTMENT TRUST -- CLASS II

Van Kampen Asset Management is the investment adviser to the Van Kampen Life Investment Trust ("VKT").

     AMERICAN FUNDS INSURANCE SERIES -- CLASS 2

Capital Research and Management Company is the investment adviser for the American Funds Insurance Series ("AFIS").

STOCKS:
 MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - Aggressive Growth Portfolio                                         SAST
      - Blue Chip Growth Portfolio                                          SAST
      - "Dogs" of Wall Street Portfolio*                                    SAST
      - Growth Opportunities Portfolio                                      SAST
  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
      - Alliance Growth Portfolio                                           SAST
      - Global Equities Portfolio                                           SAST
      - Growth-Income Portfolio                                             SAST
  MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
      - American Funds Global Growth Portfolio                              AFIS
      - American Funds Growth Portfolio                                     AFIS
      - American Funds Growth-Income Portfolio                              AFIS
  MANAGED BY DAVIS ADVISORS
      - Davis Venture Value Portfolio                                       SAST
      - Real Estate Portfolio                                               SAST
  MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA
      - Federated American Leaders Portfolio*                               SAST
      - Telecom Utility Portfolio                                           SAST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT, L.P.
      - Goldman Sachs Research Portfolio                                    SAST
  MANAGED BY LORD, ABBETT & CO. LLC
      - Lord Abbett Growth and Income Portfolio                             LASF
      - Lord Abbett Mid-Cap Value Portfolio                                 LASF
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Massachusetts Investors Trust Portfolio SAST
      - MFS Mid-Cap Growth Portfolio                                        SAST
  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, LLC
      - Emerging Markets Portfolio                                          SAST
      - International Growth and Income Portfolio                           SAST
      - Putnam Growth: Voyager Portfolio                                    SAST
 MANAGED BY VAN KAMPEN/VAN KAMPEN ASSET MANAGEMENT INC.
      - International Diversified Equities Portfolio+  SAST
      - Technology Portfolio+                                               SAST
      - Van Kampen LIT Comstock Portfolio, Class II Shares*                  VKT
      - Van Kampen LIT Emerging Growth Portfolio, Class II Shares            VKT
      - Van Kampen LIT Growth and Income Portfolio, Class II Shares          VKT
  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
      - Capital Appreciation Portfolio                                       AST
      - Growth Portfolio                                                     AST
BALANCED:
 MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - SunAmerica Balanced Portfolio                                       SAST
  MANAGED BY CAPITAL RESEARCH AND MANAGEMENT COMPANY
      - American Funds Asset Allocation Portfolio                           AFIS
  MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY
      - MFS Total Return Portfolio                                          SAST
  MANAGED BY WM ADVISORS, INC.
      - Asset Allocation Portfolio                                           AST
BONDS:
 MANAGED BY AIG SUNAMERICA ASSET MANAGEMENT CORP.
      - High-Yield Bond Portfolio                                           SAST
  MANAGED BY FEDERATED INVESTMENT MANAGEMENT
      - Corporate Bond Portfolio                                            SAST
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INT'L.
      - Global Bond Portfolio                                               SAST
  MANAGED BY VAN KAMPEN
      - Worldwide High Income Portfolio                                     SAST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
      - Government & Quality Bond Portfolio                                  AST
CASH:

  MANAGED BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC
      - Cash Management Portfolio                                           SAST

* "Dogs" of Wall Street is an equity fund seeking total return. Federated American Leaders is an equity fund seeking growth of capital and income. Van Kampen LIT Comstock is an equity fund seeking capital growth and income.

+ Morgan Stanley Investment Management, Inc., the subadviser for these portfolios, does business in certain instances using the name Van Kampen.

YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS.

FIXED ACCOUNTS

Your contract may offer Fixed Accounts for varying guarantee periods. A Fixed Account may be available for differing lengths of time (such as 1, 3, or 5 years). Each guarantee period may have different guaranteed interest rates.

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the minimum guaranteed interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise. Please check with your financial representative regarding the availability of Fixed Accounts.

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center. Check with you financial representative about the current availability of this service.

All Fixed Accounts may not be available in your state. At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to make transfers and Purchase Payments into the Fixed Accounts.

DOLLAR COST AVERAGING FIXED ACCOUNTS

You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment that you must invest for the 6-month DCA Fixed Account is $600 and for the 12-month DCA Fixed Account is $1,200. Purchase Payments less than these minimum amounts will automatically be allocated to the Variable Portfolios according to your instructions or your current allocation instruction on file.

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA program. SEE DOLLAR COST AVERAGING PROGRAM BELOW for more information. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to the Variable Portfolios over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to the Variable Portfolios. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.

DOLLAR COST AVERAGING PROGRAM

The DCA program allows you to invest gradually in the Variable Portfolios at no additional cost. Under the program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, Fixed Account or DCA Fixed Account ("source account") to any other Variable Portfolio ("target account"). Transfers may occur on certain periodic schedules such as monthly or weekly. You may change the frequency to other available options at any time by notifying us in writing. The minimum transfer amount under the DCA program is $100 per transaction, regardless of the source account. Fixed Accounts are not available as target accounts for the DCA program.

If available, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on certain periodic schedules offered by us. You may change or terminate these systematic transfers by contacting our Annuity Service Center. Check with your financial representative about the current availability of this service.

We may also offer DCA Fixed Accounts as source accounts exclusively to facilitate the DCA program for a specified time period. The DCA Fixed Account only accepts initial or subsequent Purchase Payments. You may not make a transfer from a Variable Portfolio or Fixed Account into a DCA Fixed Account.

You may terminate the DCA program at any time. If you terminate the DCA program and money remains in the DCA Fixed Accounts, we transfer the remaining money according to your current allocation instructions on file.

The DCA program is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

     EXAMPLE OF DCA PROGRAM:

     Assume that you want to move $750 each quarter from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA program and purchase Accumulation Units at the following values:

    --------------------------------------------------------------
                              ACCUMULATION            UNITS
            MONTH                 UNIT              PURCHASED
    --------------------------------------------------------------
              1                  $ 7.50                100
              2                  $ 5.00                150
              3                  $10.00                 75
              4                  $ 7.50                100
              5                  $ 5.00                150
              6                  $ 7.50                100
    --------------------------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY
TIME.

ASSET ALLOCATION PROGRAM

  PROGRAM DESCRIPTION

The Asset Allocation program is offered at no additional cost to assist in diversifying your investment across various asset classes. The Asset Allocation program allows you to choose from one of several Asset Allocation models designed to assist in meeting your stated investment goals. Each Asset Allocation model is comprised of a carefully selected combination of Variable Portfolios. The Asset Allocation models allocate amongst the various asset classes based on historical asset class performance to meet stated investment time horizons and risk tolerances.

  ENROLLING IN THE ASSET ALLOCATION PROGRAM

You may enroll in the Asset Allocation program by selecting the Asset Allocation model on the contract application form. If you already own a contract, you must complete and submit a program election form. You and your financial representative should determine the model most appropriate for you based on your financial needs, risk tolerance and investment time horizon. You may discontinue investing in the program at any time, subject to our rules, by providing a written request, calling our Annuity Service Center or logging onto our website.

You may also choose to invest gradually into an Asset Allocation model through the DCA program. SEE THE DOLLAR COST AVERAGING PROGRAM ABOVE. You may only invest in one model at a time. You may invest in Variable Portfolios outside your selected Asset Allocation model but only in those Variable Portfolios that are not utilized in the Asset Allocation model you selected. A transfer into or out of one of the Variable Portfolios that are included in your Asset Allocation model, outside the specifications in the Asset Allocation model will effectively terminate your participation in the program.

  WITHDRAWALS

You may request withdrawals, as permitted by your contract, which will be taken proportionately from each of the allocations in the selected Asset Allocation model unless otherwise indicated in your withdrawal instructions. If you choose to make a non-proportional withdrawal from the Variable Portfolios in the Asset Allocation model, your investment may no longer be consistent with the Asset Allocation model's intended objectives. Withdrawals may also be taxable and a 10% IRS penalty may apply if you are under age 59 1/2.

  REBALANCING THE MODELS

You can elect to have your investment in the Asset Allocation models rebalanced quarterly, semi-annually, or annually to maintain the target asset allocation among the Variable Portfolios of the model you selected. Only those Variable Portfolios within each Asset Allocation model will be rebalanced. An investment in other Variable Portfolios not included in the model cannot be rebalanced.

Over time, the asset allocation model you select may no longer align with its original investment objective due to the effects of Variable Portfolio performance and the ever-changing investment markets. In addition, your investment needs may change. You should speak with your financial representative about how to keep your Variable Portfolio allocations in line with your investment goals.

  IMPORTANT INFORMATION

Using the Asset Allocation program does not guarantee greater or more consistent returns. Future market and asset class performance may differ from the historical performance upon which the Asset Allocation models are built. Also, allocation to a single asset class may outperform a model, so that you could have been better off investing in a single asset class than in a Asset Allocation model. However, such a strategy involves a greater degree of risk because of the concentration of similar securities in a single asset class.

The Asset Allocation models represent suggested allocations that are provided to you as general guidance. You should work with your financial representative in determining if one of the models meets your financial needs, investment time horizon, and is consistent with your risk tolerance level. Information concerning the specific Asset Allocation models can be obtained from your financial representative.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE ASSET ALLOCATION PROGRAM AT ANY TIME.

TRANSFERS DURING THE ACCUMULATION PHASE

Subject to our rules, restrictions and policies, during the Accumulation Phase you may transfer funds between the Variable Portfolios and/or any Fixed Accounts by telephone or through the Company's website (http://www.aigsunamerica.com) or in writing by mail or facsimile. All transfer instructions submitted via facsimile must be sent to (818) 615-1543, otherwise they will not be considered received by us. We may accept transfers by telephone or the Internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the Internet, we follow procedures we have adopted to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the Internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

Any transfer request will be priced as of the day it is confirmed in good order by us if the request is processed before Market Close. If the transfer request is processed after Market Close, the request will be priced as of the next business day.

Funds already in your contract cannot be transferred into the DCA Fixed Accounts. You must transfer at least $100 per transfer. If less than $100 remains in any Variable Portfolio after a transfer, that amount must be transferred as well.

TRANSFER POLICIES

We do not want to issue this variable annuity contract to contract owners engaged in trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below. However, we cannot always anticipate if a potential contract owner intends to engage in Short-Term Trading. Short-Term Trading may create risks that may result in adverse effects on investment return of an Underlying Fund. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund and/or (2) increased brokerage and administrative costs due to forced and unplanned fund turnover; both of which may dilute the value of the shares in the Underlying Fund and reduce value for all investors in the Variable Portfolio. In addition to negatively impacting the contract owner, a reduction in contract value may also be harmful to annuitants and/or beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading.

We charge for transfers in excess of 15 in any contract year. Currently, the fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not counted towards the number of free transfers per contract year.

In addition to charging a fee when you exceed 15 transfers as described in the preceding paragraph, all transfer requests in excess of 5 transfers within a rolling six-month look-back period must be submitted by United States Postal Service first-class mail ("U.S. Mail") for twelve months from the date of your 5th transfer request ("Standard U.S. Mail Policy"). For example, if you made a transfer on February 15, 2004 and within the previous six months (from August 15, 2003 forward) you made 5 transfers including the February 15th transfer, then all transfers made for twelve months after February 15, 2004 must be submitted by U.S. Mail (from February 16, 2004 through February 15, 2005). We will not accept transfer requests sent by any other medium except U.S. Mail during this 12-month period. Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer. All transfers made on the same day prior to Market Close are considered one transfer request. Transfers resulting from your participation in the DCA or Asset Rebalancing programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy. We apply the Standard U.S. Mail Policy uniformly and consistently to all contract owners except for omnibus group contracts as described below.

We believe that the Standard U.S. Mail Policy is a sufficient deterrent to Short-Term Trading and we do not conduct any additional routine monitoring. However, we may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which reflect what we consider to be Short-Term Trading or otherwise detrimental to the Variable

Portfolios but have not yet triggered the limitations of the Standard U.S. Mail Policy described above. If such transfer activity cannot be controlled by the Standard U.S. Mail Policy, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers ("Accelerated U.S. Mail Policy"). To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we also reserve the right to evaluate, in our sole discretion, whether to impose further limits on the number and frequency of transfers you can make, impose minimum holding periods and/or reject any transfer request or terminate your transfer privileges. We will notify you in writing if your transfer privileges are terminated. In addition, we reserve the right to not accept transfers from a third party acting for you and not to accept preauthorized transfer forms.

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject or impose other conditions on transfer privileges include:

     (1) the number of transfers made in a defined period;

     (2) the dollar amount of the transfer;

     (3) the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     (4) the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     (5) whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies; and/or

     (6) other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading.

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations. We cannot guarantee that we will detect and/or deter all Short-Term Trading. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above. Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. You should be aware that the design of our administrative procedures involves inherently subjective decisions, which we attempt to make in a fair and reasonable manner consistent with the interests of all owners of this contract. We do not enter into agreements with contract owners whereby we permit or intentionally disregard Short-Term Trading.

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract owners utilizing third party trading services/strategies performing asset allocation services for a number of contract owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks to Short-Term Trading and negatively impact the Variable Portfolios as described above.

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THIS SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.

For information regarding transfers during the Income Phase, SEE INCOME OPTIONS BELOW.

AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Under the Automatic Asset Rebalancing program, your investments in the Variable Portfolios are periodically rebalanced to return your allocations to their original percentages for no additional charge. Automatic Asset Rebalancing typically involves shifting a portion of your money out of a Variable Portfolio with a higher return into a Variable Portfolio with a lower return. At your request, rebalancing occurs on a quarterly, semiannual or annual basis.

     EXAMPLE OF AUTOMATIC ASSET REBALANCING PROGRAM:

     Assume that you want your initial Purchase Payment split between two Variable Portfolios. You want 50% in a bond Variable Portfolio and 50% in a growth Variable Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the bond Variable Portfolio now represents 60% of your holdings because it has increased in value and the growth Variable Portfolio represents 40% of your holdings. If you chose quarterly rebalancing, on the last day of that quarter, we would sell some of your Accumulation Units in the bond Variable Portfolio to bring its holdings back to 50% and use the money to buy more Accumulation

     Units in the growth Variable Portfolio to increase those holdings to 50%.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME.

RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts, allows you to invest in one or more Variable Portfolios without putting your Purchase Payment at direct risk. The program, available for no additional charge, accomplishes this by allocating your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.

     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 7 years. If the 7-year Fixed Account is offering a 5% interest rate, Return Plus will allocate $71,069 to the 7-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $28,931 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.

VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. Should we determine that we are no longer required to comply with these rules, we will vote the shares in our own right.

SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS

We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may, in our sole discretion, offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract owners and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations as we determine appropriate.

In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund for another and/or merge Underlying Funds. This would occur for various reasons, such as a determination that a Underlying Fund is no longer an appropriate investment for the contract due to continuing substandard performance; changes to the portfolio manager, investment objectives, risks and strategies; or changes in federal or state laws. To the extent required by the Investment Company Act of 1940, we may be required to obtain your approval through a proxy vote or SEC approval, prior to a substitution of shares of an Underlying Fund. We will notify you in writing of any proxies or substitutions that affect the Variable Portfolios offered in your contract.
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                              ACCESS TO YOUR MONEY
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You can access money in your contract by making a partial or total withdrawal, and/or by receiving income payments during the Income Phase. SEE INCOME OPTIONS BELOW.

Under most circumstances, the partial withdrawal minimum is $1,000. We require that the value left in any Variable Portfolio or Fixed Accounts be at least $100, after the withdrawal and your total contract value must be at least $500. You must send a written withdrawal request. For withdrawals of $500,000 and more, you must submit a signature guarantee at the time of your request. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Variable Portfolio and the Fixed Account in which your contract is invested. IN THE EVENT THAT A PRO RATA PARTIAL WITHDRAWAL WOULD CAUSE THE VALUE OF ANY VARIABLE PORTFOLIO OR FIXED ACCOUNT INVESTMENT TO BE LESS THAN $100, WE WILL CONTACT YOU TO OBTAIN ALTERNATE INSTRUCTIONS ON HOW TO STRUCTURE THE WITHDRAWAL.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW. Under certain Qualified plans, access to the money in your contract may be restricted.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic payments under the Systematic Withdrawal program. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these withdrawals to your bank account is also available. The minimum amount of each withdrawal is $250. There must be at least $500 remaining in your contract at all times. Withdrawals may be taxable and a 10% federal penalty tax may apply if you are under age 59 1/2.

The program is not available to everyone. Please check with our Annuity Service Center which can provide the necessary enrollment forms.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME.


MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.

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                                 DEATH BENEFIT
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GENERAL INFORMATION ABOUT DEATH BENEFITS

If you die during the Accumulation Phase of your contract, we pay a death benefit to your Beneficiary. You must select a death benefit option at the time you purchase your contract. Once selected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.

We do not pay a death benefit if you die after you switch to the Income Phase. In that case, your Beneficiary would receive any remaining guaranteed income payments in accordance with the income option you selected. SEE INCOME OPTIONS BELOW.

You designate your Beneficiary who will receive any death benefit payments. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. If your contract is jointly owned, the surviving joint owner is the sole beneficiary.

We calculate and pay the death benefit when we receive all required paperwork and satisfactory proof of death. All death benefit calculations discussed below are as of the date we receive paperwork and satisfactory proof of death. We consider the following satisfactory proof of death:

     1. a certified copy of the death certificate; or
     2. a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
     3. a written statement by a medical doctor who attended the deceased at the time of death; or
     4. any other proof satisfactory to us.

If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the Contract. SEE SPOUSAL CONTINUATION BELOW.

If a Beneficiary does not elect a specific form of pay out, within 60 days of our receipt of all required paperwork and satisfactory proof of death, we pay a lump sum death benefit to the Beneficiary.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an income option. If the Beneficiary elects an income option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payments must begin within one year of your death.

A Beneficiary may also elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments must begin under the selected Income Option or the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another settlement option. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an Income Option or participate in the Extended Legacy program.

  EXTENDED LEGACY PROGRAM AND BENEFICIARY CONTINUATION OPTIONS

The Extended Legacy program can allow a Beneficiary to take the death benefit amount in the form of income payments over a longer period of time with the flexibility to withdraw more than the IRS required minimum distribution if they wish. The contract continues in the original owner's name for the benefit of the Beneficiary. A Beneficiary may elect to continue the contract and take the death benefit amount in a series of payments based upon the Beneficiary's life expectancy under the Extended Legacy program described below, subject to the applicable Internal Revenue Code distribution requirements. Payments under the selected income option must begin or under the Extended Legacy program no later than the first anniversary of your death for non-qualified contracts or December 31st of the year following the year of your death for IRAs. Beneficiaries who do not begin taking payments within these specified time periods will not be eligible to elect an income option or participate in the Extended Legacy program. Your Beneficiary cannot participate in the Extended Legacy program if your Beneficiary has already elected another payout option. The Extended Legacy program allows the Beneficiary to take distributions in the form of a series of payments similar to the required minimum distributions under an IRA. Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after your death. A Beneficiary may withdraw all or a portion of the contract value at any time, name their own beneficiary to receive any remaining unpaid interest in the contract in the event of their death and make transfers among investment options. If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required paperwork, we will increase the contract value by the amount which the death benefit exceeds contract value. Participation in the program may impact certain features of the contract that are detailed in the Death Claim Form. Please see your financial representative for additional information.

Other Beneficiary Continuation Options

Alternatively to the Extended Legacy program, the Beneficiary may also elect to receive the death benefit under a 5-year option. The Beneficiary may take withdrawals as desired, but the entire contract value must be distributed by the fifth anniversary of your death for Non-qualified contracts or by December 31st of the year containing the fifth anniversary of your death for IRAs. For IRAs, the 5-year option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the owner reaches the age of 70 1/2).

Please consult your tax advisor regarding tax implications and your particular circumstances.

DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We define Net Purchase Payments as Purchase Payments less an adjustment for each withdrawal. If you have not taken any withdrawals from your contract, Net Purchase Payments equals total Purchase Payments into your contract. To calculate the adjustment amount for the first withdrawal made under the contract, we determine the percentage by which the withdrawal reduced the contract value. For example, a $10,000 withdrawal from a $100,000 contract is a 10% reduction in value. This percentage is calculated by dividing the amount of each withdrawal (and any applicable fees and charges) by the contract value immediately before taking the withdrawal. The resulting percentage is then multiplied by the amount of the total Purchase Payments and subtracted from the amount of the total Purchase Payments on deposit at the time of the withdrawal. The resulting amount is the initial Net Purchase Payment.

To arrive at the Net Purchase Payment calculation for subsequent withdrawals, we determine the percentage by which the contract value is reduced, by taking the amount of the withdrawal in relation to the contract value immediately before the withdrawal. We then multiply the Net Purchase Payment calculation as determined prior to the withdrawal, by this percentage. We subtract that result from the Net Purchase Payment calculation as determined prior to the withdrawal to arrive at all subsequent Net Purchase Payment calculations.

DEATH BENEFIT OPTIONS

This contract provides two death benefit options: the Purchase Payment Accumulation Option and the Maximum Anniversary Option. In addition, you may also elect the optional EstatePlus feature, described below. These elections must be made at the time you purchase your contract and once made, cannot be changed or terminated.

OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:

     1.  Contract value; or

     2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death plus Net Purchase Payments received after the 75th birthday but prior to the 86th birthday; or

     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, plus Net Purchase Payments received between the seventh contract anniversary but prior to the 86th birthday.

     4. Gross Purchase Payments received prior to your 86th birthday, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of the withdrawal.

The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

OPTION 2 -- MAXIMUM ANNIVERSARY OPTION

If the contract is issued prior to your 83rd birthday, the death benefit is the greatest of:

     1.  Contract value; or

     2. Gross Purchase Payments received prior to your 86th birthday, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of the withdrawal; or

     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The anniversary values equal the contract value on a contract anniversary plus any Purchase Payments since that anniversary but prior to your 86th birthday; and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the contract is issued on or after your 83rd birthday but prior to your 86th birthday, the death benefit is greater of:

     1.  Contract value; or

     2.  The lesser of:

          a. Gross Purchase Payments received prior to your 86th birthday, reduced for any withdrawals in the same proportion that the contract value was reduced on the date of the withdrawal; or

          b.  125% of Contract Value.

If you are age 90 or older at the time of death and selected the Maximum Anniversary death benefit, the death benefit will be equal to the contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of your death.

For contracts in which the aggregate of all Purchase Payments in contracts issued by AIG SunAmerica Life and/or First SunAmerica Life Insurance Company to the same owner are in excess of $1,000,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon by you and the Company prior to purchasing the contract.

OPTIONAL ESTATEPLUS BENEFIT

EstatePlus, an optional benefit of your contract, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you are age 81 or older at the time we issue your contract.

You must elect EstatePlus at the time we issue your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit"), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:

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   CONTRACT YEAR              ESTATEPLUS                    MAXIMUM
      OF DEATH                PERCENTAGE              ESTATEPLUS BENEFIT
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 Years 0 - 4           25% of Earnings             40% of Adjusted Gross
                                                   Purchase Payments
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 Years 5 - 9           40% of Earnings             65% of Adjusted Gross
                                                   Purchase Payments*
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 Years 10+             50% of Earnings             75% of Adjusted Gross
                                                   Purchase Payments*
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The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:

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      CONTRACT YEAR                ESTATEPLUS                    MAXIMUM
        OF DEATH                   PERCENTAGE              ESTATEPLUS BENEFIT
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 All Contract Years         25% of Earnings             40% of Adjusted Gross
                                                        Purchase Payments*
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* "Adjusted Gross Purchase Payments" is defined as Gross Purchase Payments reduced for withdrawals in the same proportion that the contract was reduced on the date of such withdrawal. Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Adjusted Gross Purchase Payments for the purpose of the Maximum EstatePlus Benefit.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Adjusted Gross Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Adjusted Gross Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please contact your financial representative for information regarding availability.

A Continuing Spouse may continue or terminate EstatePlus on the Continuation Date but cannot continue the contract with EstatePlus if they are age 81 or older on the Continuation Date. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. Generally, the contract and its benefit and elected features, if any, remain the same. The Continuing Spouse is subject to the same fees, charges and expenses applicable to the original owner of the contract. A spousal continuation can only take place once, upon the death of the original owner of the contract.

To the extent that the Continuing Spouse invests in the Variable Portfolios, they will be subject to investment risk as was the original owner.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original owner, exceeds the contract value ("Continuation Contribution"), if any. We calculate the Continuation Contribution as of the date of the original owner's death. We will add the Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and proof of death of the original owner in a form satisfactory to us ("Continuation Date"). The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death. Generally, the age of the Continuing Spouse on the Continuation Date and on the date of the Continuing Spouse's death will be used in determining any future death benefits under the contract. SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS AFTER A SPOUSAL CONTINUATION.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

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                                    EXPENSES
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There are fees and expenses associated with your contract which reduce your investment return. We will not increase the contract level fees, such as mortality and expense charges or withdrawal charges for the life of your contract. Underlying Fund fees may increase or decrease. Some states may require that we charge less than the amounts described below.

SEPARATE ACCOUNT EXPENSES

The mortality and expense risk charge and distribution expense charge is 0.85% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the administrative fees and charges assessed under the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any legitimate cost or expense including supporting distribution, depending upon market conditions. SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

SALES CHARGE

We may apply an up-front sales charge against the Gross Purchase Payments you make to your contract. The sales charge equals a percentage of each Gross Purchase Payment and varies with your investment amount.

Your investment amount is determined on the day we receive a Gross Purchase Payment and is the greater of:

     1. The sum of:

        (a) the Gross Purchase Payment amount;

        (b) the current contract value of this contract; and

        (c) the current contract value of any eligible related contracts as defined under the Rights of Accumulation section below; or

     2. The amount, if any, you agree to contribute to this contract.


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                                     SALES CHARGE AS A
                                PERCENTAGE OF GROSS PURCHASE
       INVESTMENT AMOUNT              PAYMENT INVESTED
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  Less than $ 50,000                       5.75%
  $ 50,000 - $ 99,999                      4.75%
  $100,000 - $249,999                      3.50%
  $250,000 - $499,999                      2.50%
  $500,000 - $999,999                      2.00%
  $1,000,000 or more                       0.50%*
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* Additionally, a withdrawal charge of 0.50% applies to gross purchase payments subject to a 0.50% sales charge if invested less than 12 months at the time of withdrawal. SEE PURCHASE PAYMENTS SUBJECT TO A WITHDRAWAL CHARGE BELOW.

We call the above investment levels "breakpoints." You can reduce your sales charge by increasing your investment amount to reach the next breakpoint. For example, an investment amount of $50,000 brings you to the first breakpoint and entitles you to a reduced sales charge of 4.75%.

REDUCING YOUR SALES CHARGES

Our Rights of Accumulation feature allows you to combine your current Gross Purchase Payment with other Gross Purchase Payments and/or contract values so that you may take advantage of the breakpoints in the sales charge schedule.

Other sales charge reductions may be available to clients of financial planners, institutions, broker-dealer representatives or registered investment advisors utilizing fee based services. SEE REDUCTION OR ELIMINATION OF CHARGES AND EXPENSES AND ADDITIONAL AMOUNTS CREDITED BELOW.

LETTER OF INTENT

The Letter of Intent feature lets you establish an investment goal up-front so that all Gross Purchase Payments you make during a designated 13-month period receive the sales charge corresponding to your stated investment goal. When you submit a signed Letter of Intent, we use the amount of your stated investment goal to determine the sales charge on any Gross Purchase Payment you make during the 13-month period as though the total amount of Gross Purchase Payments (your investment goal) is invested as one lump-sum.

Gross Purchase Payments made to your Polaris(II) A-Class contract and Purchase Payments made to any eligible related contract count towards your investment goal. Additionally, Gross Purchase Payments made to your Polaris(II) A-Class contract and Purchase Payments made to any eligible related contract within 90 days prior to our receipt of your Letter of Intent (but not prior to the issue date of your Polaris(II) A-Class contract) may count towards meeting your investment goal. If you use prior Purchase Payments towards satisfying your investment goal, the Letter of Intent start date will be backdated to the receipt date of the earliest prior Purchase Payment. If you wish to use prior Purchase Payments towards meeting your investment goal, you or your financial representative must inform us of such prior Purchase Payments at the time you submit your Letter of Intent.

     EXAMPLE:

     Assume as part of your contract application you sign a Letter of Intent indicating an investment goal of $50,000 over a 13-month period. The sales charge corresponding to your investment goal is 4.75%. You make an initial Gross Purchase Payment of $20,000. We deduct a reduced sales charge of 4.75% from your initial Gross Purchase Payment. Ten months later you make a subsequent Gross Purchase Payment of $30,000. We again deduct a reduced sales charge of 4.75% from your Gross Purchase Payment. Without a Letter of Intent the sales charge for each Gross Purchase Payment would have been 5.75%.

You may submit a Letter of Intent at any time. If you choose to submit a Letter of Intent when you apply for the contract, you must check the corresponding box on the application and complete the appropriate form. If you elect to submit a Letter of Intent after your contract is issued, you must complete the appropriate form, which is available from your financial representative or our Annuity Service Center.

You are not obligated to reach your investment goal. If you do not achieve your investment goal by the end of the 13-month period or if you surrender or annuitize your contract without having reached your investment goal, we will deduct from your contract the difference between: (1) the sales charge corresponding to the amount of Gross Purchase Payments made to your Polaris(II) A-Class contract and purchase payments made to any eligible related contract during the 13-month period; and (2) the sales charge you actually paid, regardless of whether the original sales charge was based on your Letter of Intent investment goal or Rights of Accumulation privileges. The charges are deducted from your investment options in the same proportion as their values are to your then current contract value. We will not deduct this amount if a death benefit is paid on the contract prior to the end of the 13-month period.

You may increase your investment goal by sending us a written request at any time during the 13-month period. Gross Purchase Payments made from the date of such notice through the end of the original 13-month period will receive any applicable reduction in sales charges. Sales charges on Gross Purchase Payments received prior to the notice to increase your investment goal will not be retroactively reduced.

The Letter of Intent feature may not be available in all states. Please contact your investment representative regarding the availability of this feature in your state.

We reserve the right to modify, suspend or terminate this program at any time.

RIGHTS OF ACCUMULATION

You may qualify for a reduced sales charge through Rights of Accumulation. Rights of Accumulation involves combining your current Gross Purchase Payment with the current contract values of this contract and eligible related contracts and mutual funds so that you may reduce the sales charge on your current Gross Purchase Payment(s) into this contract. A list of eligible contracts and mutual funds may be obtained from your financial representative. The sales charge corresponding to this combined investment amount is deducted from your current Gross Purchase Payment.

In order to use Rights of Accumulation to reduce your sales charge using contracts other than your Polaris(II) A-Class contract, you or your financial representative must inform us of the related contracts and mutual funds each time you make a Gross Purchase Payment. The sales charge for Gross Purchase Payments submitted using Rights of Accumulation privileges will be based on the breakpoint corresponding to the sum of (1) your current Gross Purchase Payment;
(2) your current contract value; and (3) the current values of your eligible related contracts and mutual funds.

For purposes of calculating your investment amount, the current contract value is the value of your contract and any eligible related contracts as of the close of the market on the last previous NYSE business day less any current day withdrawals, adjusted for any current day transactions.

     EXAMPLE:

     Assume your contract has a current value of $20,000. You have a second contract with us which qualifies for Rights of Accumulation that has a current value of $25,000. You make a $5,000 Gross Purchase Payment and inform us of your eligible related contracts at the time you make your payment. The sales charge applicable to the current Gross Purchase Payment is based on the sales charge corresponding to the sum of: (1) your current Gross Purchase Payment ($5,000); (2) the current contract value of this contract ($20,000); and (3) the current contract value of your related contract ($25,000). The sum of these values is $50,000. We deduct the sales charge corresponding to an investment amount of $50,000, or 4.75%, from your $5,000 Gross Purchase Payment. Without the benefit of Rights of Accumulation your sales charge would have been 5.75%.

Certain Rights of Accumulation privileges may not be available in your state. Please contact your financial representative regarding the availability of this feature in your state.

We reserve the right to modify, suspend or terminate this program at any time. Qualifying investments must be held in an account at your financial representative's firm and for which such firm is the broker of record.

PURCHASE PAYMENTS SUBJECT TO A WITHDRAWAL CHARGE

Each Gross Purchase Payment qualifying for a sales charge of 0.50% (that is, your investment amount is $1,000,000 or more) remains subject to a withdrawal charge of 0.50%. The withdrawal charge applies to such Gross Purchase Payment or any portion of it withdrawn if invested less than 12 months prior to such withdrawal.

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest. However, for tax purposes, your withdrawals are considered earnings first, then Purchase Payments.

Whenever possible, we deduct the withdrawal charge from the money remaining in your contract. If you fully surrender your contract, we deduct any applicable sales charge from the amount withdrawn.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or to pay contract fees or charges. We will not assess a withdrawal charge when you switch to the Income Phase, except when you elect to receive income payments using the Income Protector program. If you elect to receive income payments using the Income Protector program, we assess any applicable withdrawal charge when calculating your Income Benefit Base. SEE INCOME OPTIONS BELOW.

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. SEE TAXES BELOW.

UNDERLYING FUND EXPENSES

     INVESTMENT MANAGEMENT FEES

The Separate Account purchases shares of the Variable Portfolios. The Accumulation Unit value for each Variable Portfolio reflects the investment management fees and other expenses of the Underlying Funds. These fees may vary. They are not fixed or specified in your annuity contract, rather the Variable Portfolios are governed by their own boards of trustees.

     12B-1 FEES

Shares of certain Trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

In addition, the 0.25% fee applicable to Class II shares of the Van Kampen Life Investment Trust and Class 2 shares of the American Funds Insurance Series is generally used to pay financial intermediaries for services provided over the life of your contract.

For more detailed information on these Investment Management Charges, refer to the prospectuses for the American Funds Insurance Series, Anchor Series Trust, SunAmerica Series Trust, Lord Abbett Series Fund, Inc. and/or Van Kampen Life Investment Trust.

TRANSFER FEE

Generally, we permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. SEE TRANSFERS DURING THE ACCUMULATION PHASE ABOVE.

OPTIONAL ESTATEPLUS FEE

The fee for EstatePlus is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio.

PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. We deduct these premium tax charges when you fully surrender your contract or begin the Income Phase. In the future, we may deduct this premium tax at the time you make a Purchase Payment or upon payment of a death benefit.

INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED

Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, it affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.
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                                 INCOME OPTIONS
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ANNUITY DATE

During the Income Phase, we use the money accumulated in your contract to make regular income payments to you. You may switch to the Income Phase any time after your second contract anniversary. You must provide us with a written request of the date you want income payments to begin. Your annuity date is the first day of the month you select income payments to begin ("Annuity Date"). You may change your Annuity Date, so long as you do so at least seven days before the income payments are scheduled to begin. Except as indicated under Option 5 below, once you begin receiving income payments, you cannot otherwise access your money through a withdrawal or surrender.

Income payments must begin on or before your Latest Annuity Date. If you do not choose an Annuity Date, your income payments will automatically begin on the Latest Annuity Date.

If the Annuity Date is past your 85th birthday, your contract could lose its status as an annuity under Federal tax laws. This may cause you to incur adverse tax consequences. In addition, most Qualified contracts require you to take minimum distributions after you reach age 70 1/2. SEE TAXES BELOW.

INCOME OPTIONS

You must contact us to select an income option. Once you begin receiving income payments, you cannot change your income option before beginning the Income Phase. If you elect to receive income payments but do not select an option, your income payments shall be in accordance with Option 4 for a period of 10 years; for income payments based on joint lives, the default is Option 3 for a period of 10 years.

We base our calculation of income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. As the contract owner, you may change the Annuitant at any time prior to the Annuity Date. You must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant.

     OPTION 1 - LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant. Income payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make income payments during the lifetime of the survivor. Income payments stop when the survivor dies.

     OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed income payments have been made, the remaining income payments are made to the Beneficiary under your contract.

     OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed income payments are made, the remaining income payments are made to the Beneficiary under your contract. Additionally, if variable income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed income payments being made) may redeem any remaining guaranteed variable income payments after the Annuity Date. The amount available upon such redemption would be the discounted present value of any remaining guaranteed variable income payments. If provided for in your contract, any applicable withdrawal charge will be deducted from the discounted value as if you fully surrendered your contract.

The value of an Annuity Unit, regardless of the option chosen, takes into account the mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please read the Statement of Additional Information for a more detailed discussion of the income options.

FIXED OR VARIABLE INCOME PAYMENTS

You can choose income payments that are fixed, variable or both. Unless otherwise elected, if at the date when income payments begin you are invested in the Variable Portfolios only, your income payments will be variable and if your money is only in Fixed Accounts at that time, your income payments will be fixed in amount. Further, if you are invested in both fixed and variable investment options when income payments begin, your payments will be fixed and variable, unless otherwise elected. If income payments are fixed, the Company guarantees the amount of each payment. If the income payments are variable, the amount is not guaranteed.

INCOME PAYMENTS

We make income payments on a monthly, quarterly, semi-annual or annual basis. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected income option results in income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity date, your income payments vary depending on four things:

     - for life options, your age when payments begin; and

     - the contract value attributable to the Variable Portfolios on the Annuity Date; and

     - the 3.5% assumed investment rate used in the annuity table for the contract; and

     - the performance of the Variable Portfolios in which you are invested during the time you receive income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the fixed and variable options also impacts the amount of your annuity payments.

The value of variable income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable income payments generally increase or decrease from one income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the income payments will increase and if it is less than the AIR, the income payments will decline.

TRANSFERS DURING THE INCOME PHASE

During the Income Phase, one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. SEE ALSO ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.

THE INCOME PROTECTOR FEATURE

The Income Protector feature is a future "safety net" which offers you the ability to receive a guaranteed fixed minimum retirement income when you switch to the Income Phase. With the Income Protector feature you know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions.

The Income Protector is a standard feature of your contract. There is no additional charge associated with this feature.

This feature may not be available in your state. Check with your financial representative regarding availability.

We reserve the right to modify, suspend or terminate the Income Protector feature at any time.

HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME

We base the amount of minimum income available to you if you elect to receive income payments using the Income Protector feature upon a calculation we call the income benefit base.

The income benefit base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your income benefit base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The exact income benefit base calculation is equal to (a) plus (b) minus (c) where:

     (a) is equal to, for the first year of calculation, your initial Purchase Payment, or for each subsequent year of calculation, the income benefit base on the prior contract anniversary, and;

     (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the last contract anniversary, and;

     (c) is equal to all withdrawals and applicable fees and charges since the last contract anniversary, in an amount proportionate to the amount by which such withdrawals decreased your contract value.

ELECTING TO RECEIVE INCOME PAYMENTS

You may elect to begin the Income Phase of your contract using the Income Protector feature ONLY within the 30 days after the seventh or later contract anniversary.

The contract anniversary prior to your election to begin receiving income payments is your income benefit date. This is the date as of which we calculate your income benefit base to use in determining your guaranteed minimum fixed retirement income. Your final income benefit base is equal to (a) minus (b) where:

     (a) is equal to your income benefit base as of your income benefit date, and;

     (b) is equal to any partial withdrawals of contract value and any charges applicable to those withdrawals and any withdrawal charges otherwise applicable, calculated as if you fully surrender your contract as the income benefit date, and any applicable premium taxes.

To arrive at the minimum guaranteed retirement income available to you we apply to your final income benefit base the annuity rates stated in your Income Protector endorsement for the income option you select. You then choose if you would like to receive that income annually, semi-annually quarterly or monthly for the time guaranteed under your selected income option. The income options available when using the income protector feature to receive your retirement income are:

     - Life Annuity with 10 Years Guaranteed, or

     - Joint and Survivor Life Annuity with 20 Years Guaranteed

At the time you elect to begin receiving income payments, we will calculate your income payments using both your income benefit base and your contract value. We will use the same income option for each calculation, however, the annuity factors used to calculate your income under the Income Protector feature will be different. You will receive whichever provides a greater stream of income. If you elect to receive income payments using the Income Protector feature your income payments will be fixed in amount. You are not required to use the Income Protector feature to receive income payments.

If a Spousal Beneficiary elects to continue the contract upon the death of the original owner, the Income Protector feature will continue. The Continuation Contribution is not a purchase payment and therefore will not impact the income benefit base calculation. The waiting period before electing to use the Income Protector feature will be counted from the original issue date of the contract.

NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an income option which does not exceed your life expectancy. That restriction, if it applies to you, may limit your ability to use the Income Protector feature.

You may wish to consult your tax advisor for information concerning your particular circumstances. SEE APPENDIX D FOR AN EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR FEATURE.

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                                     TAXES
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NOTE: THE BASIC SUMMARY BELOW ADDRESSES BROAD FEDERAL TAXATION MATTERS, AND GENERALLY DOES NOT ADDRESS STATE TAXATION ISSUES OR QUESTIONS. IT IS NOT TAX ADVICE. WE CAUTION YOU TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF YOUR ANNUITY. TAX LAWS CONSTANTLY CHANGE; THEREFORE, WE CANNOT GUARANTEE THAT THE INFORMATION CONTAINED HEREIN IS COMPLETE AND/OR ACCURATE. WE HAVE INCLUDED AN ADDITIONAL DISCUSSION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. Generally, taxes on the earnings in your annuity contract are deferred until you take the money out. Qualified retirement investments that satisfy specific tax and ERISA requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.

If you do not purchase your contract under a pension plan, a specially sponsored employer program or an individual retirement account, your contract is referred to as a Non-Qualified contract. A Non-Qualified contract receives different tax treatment than a Qualified contract. In general, your cost in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.

If you purchase your contract under a pension plan, a specially sponsored employer program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans or arrangements are: Individual Retirement Accounts ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), plans of self-employed individuals (often referred to as H.R.10 Plans or Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, and you may have cost basis in a traditional IRA or in another Qualified Contract.

TAX TREATMENT OF DISTRIBUTIONS--NON-QUALIFIED CONTRACTS

If you make a partial or total withdrawal from a Non-Qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. Purchase payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes are treated as being distributed before the earnings on those contributions. If you annuitize your contract, a portion of each income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment(s). Any portion of each income payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC provides for a 10% penalty tax on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) when paid in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is longer; (5) under an immediate annuity; or (6) which are attributable to Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS--QUALIFIED CONTRACTS (INCLUDING GOVERNMENTAL 457(b) ELIGIBLE DEFERRED COMPENSATION PLANS)

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, with certain limited exceptions, any amount of money you take out as a withdrawal or as income payments is taxable income. In the case of certain Qualified contracts, the IRC further provides for a 10% penalty tax on any taxable withdrawal or income payment paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2;
(2) when paid to your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal periodic payments calculated over your life or for the joint lives of you and your Beneficiary, that begins after separation from service with the employer sponsoring the plan and continued for a period of 5 years until you attain age 59 1/2, whichever is longer; (5) to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC; only from an IRA); (7) to fund certain first-time home purchase expenses (only from an IRA); (8) when you separate from service after attaining age 55 (does not apply to an IRA); (9) when paid for health insurance, if you are unemployed and meet certain requirements; and (10) when paid to an alternate payee pursuant to a qualified domestic relations order (does not apply to IRAs). This 10% penalty tax does not apply to withdrawals or income payments from governmental 457(b) eligible deferred compensation plans, except to the extent that such withdrawals or income payments are attributable to a prior rollover to the plan (or earnings thereon) from another plan or arrangement that was subject to the 10% penalty tax.

The IRC limits the withdrawal of an employee's voluntary Purchase Payments from a Tax-Sheltered Annuity (TSA). Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) severs employment with the employer; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Additional plan limitations may also apply. Amounts held in a TSA annuity contract as of December 31, 1988 are not subject to these restrictions. Qualifying transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7), and qualifying transfers to a state defined benefit plan to purchase service credits, are not considered distributions, and thus are not subject to these withdrawal limitations. If amounts are transferred from a custodial account described in Code section 403(b)(7) to this contract the transferred amount will retain the custodial account withdrawal restrictions.

Withdrawals from other Qualified Contracts are often limited by the IRC and by the employer's plan.

MINIMUM DISTRIBUTIONS

Generally, the IRC requires that you begin taking annual distributions from qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you separate from service from the employer sponsoring the plan. If you own an IRA, you must begin taking distributions when you attain age 70 1/2. If you own more than one TSA, you may be permitted to take your annual distributions in any combination from your TSAs. A similar rule applies if you own more than one IRA. However, you cannot satisfy this distribution requirement for your TSA contract by taking a distribution from an IRA, and you cannot satisfy the requirement for your IRA by taking a distribution from a TSA.

You may be subject to a surrender charge on withdrawals taken to meet minimum distribution requirements, if the withdrawals exceed the contract's maximum penalty free amount.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax advisor for more information.

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax advisor concerning your required minimum distribution. You may terminate your election for automated minimum distribution at any time by sending a written request to our Annuity Service Center. We reserve the right to change or discontinue this service at any time.

The IRS issued regulations, effective January 1, 2003, regarding required minimum distributions from qualified annuity contracts. One of the regulations effective January 1, 2006 will require that the annuity contract value used to determine required minimum distributions include the actuarial value of other benefits under the contract, such as optional death benefits. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. Generally, we are currently awaiting further clarification from the IRS on this regulation, including how the value of such benefits is determined. You should discuss the effect of these new regulations with your tax advisor.

TAX TREATMENT OF DEATH BENEFITS

Any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Certain enhanced death benefits may be purchased under your contract. Although these types of benefits are used as investment protection and should not give rise to any adverse tax effects, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the owner is under 59 1/2.

If you own a Qualified contract and purchase these enhanced death benefits, the IRS may consider these benefits "incidental death benefits." The IRC imposes limits on the amount of the incidental death benefits allowable for Qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s)could result in taxable income to the owner of the Qualified contract. Furthermore, the IRC provides that the assets of an IRA (including a Roth IRA) may not be invested in life insurance, but may provide, in the case of death during the Accumulation Phase, for a death benefit payment equal to the greater of Purchase Payments or Contract Value. This contract offers death benefits, which may exceed the greater of Purchase Payments or Contract Value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including Roth IRAs). You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

CONTRACTS OWNED BY A TRUST OR CORPORATION

A Trust or Corporation ("Non-Natural Owner") that is considering purchasing this contract should consult a tax advisor. Generally, the IRC does not treat a Non-Qualified contract owned by a non-natural owner as an annuity contract for Federal income tax purposes. The non-natural owner pays tax currently on the contract's value in excess of the owner's cost basis. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. See the SAI for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a non-qualified annuity contract.

GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis.

The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non- Qualified contract as a withdrawal. See the SAI for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan. This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that: (a) the plan is not an unfunded deferred compensation plan; and
(b) the plan funding vehicle is not an IRA.

DIVERSIFICATION AND INVESTOR CONTROL

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity. We believe that the management of the Underlying Funds monitors the Funds so as to comply with these requirements. To be treated as a variable annuity for tax purposes, the underlying investments must meet these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, and not the Company, would be considered the owner of the shares of the Variable Portfolios under your Non-Qualified Contract, because of the degree of control you exercise over the underlying investments. This diversification requirement is sometimes referred to as "investor control." It is unknown to what extent owners are permitted to select investments, to make transfers among Variable Portfolios or the number and type of Variable Portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance should generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Non-qualified Contract, could be treated as the owner of the underlying Variable Portfolios. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

These investor control limitations generally do not apply to Qualified Contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified Contracts in the future.

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                               OTHER INFORMATION
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AIG SUNAMERICA LIFE

The Company is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, the Company redomesticated under the laws of the state of Arizona. Its principal place of business is 1 SunAmerica Center, Los Angeles, California 90067. The Company conducts life insurance and annuity business in the District of Columbia and all states except New York. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

THE SEPARATE ACCOUNT

The Company originally established a separate account, Variable Annuity Account Seven ("separate account"), under Arizona law on August 28, 1998. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

The Company owns the assets in the Separate Account. However, the assets in the Separate Account are not chargeable with liabilities arising out of any other business conducted by the Company. Income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

THE GENERAL ACCOUNT

Money allocated to any Fixed Accounts goes into the Company's general account. The general account consists of all of the company's assets other than assets attributable to a Separate Account. All of the assets in the general account are chargeable with the claims of any of the Company's contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws.

The Company has a support agreement in effect between the Company and its ultimate parent company, American International Group, Inc. ("AIG"), and the Company's insurance policy obligations are guaranteed by American Home Assurance Company, a subsidiary of AIG. See the Statement of Additional Information for more information regarding these arrangements.

REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its general account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT

  PAYMENTS TO BROKER-DEALERS

Registered representatives of broker-dealers sell the contract. We pay commissions to the broker-dealers for the sale of your contract ("Contract Commissions"). There are different structures by which a broker-dealer can choose to have their Contract Commissions paid. For example, as one option, we may pay upfront Contract Commission only, that may be up to a maximum 5% of each Purchase Payment you invest (which may include promotional amounts). Another option may be a lower upfront Contract Commission on each Purchase Payment, with a trail commission of up to a maximum 0.25% of contract value annually. Generally, the higher the upfront commissions, the lower the trail and vice versa. We pay Contract Commissions directly to the broker-dealer with whom your registered representative is affiliated. Registered representatives may receive a portion of these amounts we pay in accordance with any agreement in place between the registered representative and his/her broker-dealer firm.

We may pay broker-dealers support fees in the form of additional cash or non-cash compensation. These payments may be intended to reimburse for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us or a flat fee. These payments may be consideration for, among other things, product placement/preference, greater access to train and educate the firm's registered representatives about our products, our participation in sales conferences and educational seminars and allowing broker-dealers to perform due diligence on our products. The amount of these fees may be tied to the anticipated level of our access in that firm. We enter into such arrangements in our discretion and we may negotiate customized arrangements with firms, including affiliated and non-affiliated broker-dealers based on various factors. We do not deduct these amounts directly from your Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the contract.

Contract commissions and other support fees may influence the way that a broker-dealer and its registered representatives market the contracts and service customers who purchase the contracts and may influence the broker-dealer and its registered representatives to present this contract over others available in the market place. You should discuss with your broker-dealer and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest.

AIG SunAmerica Capital Services, Inc., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, distributes the contracts. AIG SunAmerica Capital Services, an affiliate of the Company, is a registered broker-dealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

  PAYMENTS WE RECEIVE

In addition to amounts received pursuant to established 12b-1 Plans from the Underlying Funds, we receive compensation of up to 0.50% annually based on assets under management from certain Trusts' investment advisers or their affiliates for services related to the availability of the Underlying Funds in the contract. We receive such payments in connection with each of the Trusts available in this Contract with the exception of AFIS. Such amounts received from our affiliate, AIG SAAMCo, are paid pursuant to a profit sharing agreement and are not expected to exceed 0.50% annually based on assets under management. Furthermore, certain investment advisers and/or subadvisers may help offset the costs we incur for training to support sales of the Underlying Funds in the contract.

ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-SUN2, if you have any comment, question or service request.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions within your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations immediately. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately. We investigate all inquiries. To the extent that we believe we made an error, we retroactively adjust your contract, provided you notify us within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion, these matters are not material in relation to the financial position of the Company with the exception of the matter disclosed below.

A purported class action captioned Nitika Mehta, as Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance Company, Case 04L0199, was filed on April 5, 2004 in the Circuit Court, Twentieth Judicial District in St. Clair County, Illinois. The action has been transferred to and is currently pending in the United States District Court for the District of Maryland, Case No. 04-md-15863, as part of a Multi-District Litigation proceeding. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time.

On May 31, 2005, AIG filed its Annual Report on Form 10-K for the year ended December 31, 2004, which included a restatement of its previously reported financial information for the years 2000-2003 and the adjustment of its previously announced results in 2004.

Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. There can be no assurance that such ratings agencies will not take further action with respect to such ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us.

On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. ("AIG") as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in issuing or distributing AIG SunAmerica variable annuities. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

AIG is the ultimate parent company and an affiliated person of the AIG SunAmerica Life Assurance Company (the "Depositor") and an indirect parent of AIG SunAmerica Capital Services, Inc. (the "Distributor"). Neither the Depositor nor the Distributor or their respective officers and directors have been named in the complaint, nor does the complaint seek any penalties against them.

In the Depositor's view, the matters alleged in the lawsuit are not material in relation to the financial position of the Depositor or the Distributor or to their ability to provide their respective services in connection with the variable annuities. However, due to a provision in the law governing the operation of these types of investment companies, if the lawsuit results in an injunction being entered against AIG, then the Depositor and the Distributor will need to obtain permission from the Securities and Exchange Commission to continue to service the variable annuities. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

FINANCIAL STATEMENTS

  THE COMPANY AND THE SEPARATE ACCOUNT

The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 and the financial statements of Variable Annuity Account Seven at April 30, 2005, and for each of the two years in the period ended April 30, 2005, are incorporated by reference in this prospectus in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

  AIG SUPPORT AGREEMENT

AIG has entered into a support agreement with the Company under which AIG has agreed to cause the Company to maintain a minimum net worth and liquidity to meet its policy obligations. The support agreement requires AIG to make payments solely to the Company and not to the policyholders. Under no circumstance can a policyholder proceed directly against AIG for payment on its own behalf; all actions under the support agreements must be brought by the Company, or if the Company fails to enforce its rights, by a policyholder on behalf of the Company.

  WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to "incorporate by reference" some of the information the Company and AIG files with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and later information that AIG files with the SEC will automatically update and supersede information that is incorporated earlier, as well as the information included directly in this prospectus.

We incorporate by reference the consolidated financial statements (including notes and financial statement schedules thereto) and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control Over Financial Reporting) of AIG included in AIG's Annual Report on Form 10-K for the year ended December 31, 2004, File No. 001-08787, in reliance on the report (which contains an explanatory paragraph relating to AIG's restatement of its 2003 and 2002 consolidated financial statements and an adverse opinion on the effectiveness of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. All consolidated annual financial statements of AIG (including notes and financial statement schedules thereto) and management's assessments of the effectiveness of internal control over financial reporting included in any documents or reports filed by AIG under
Section 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 after the effective date of this prospectus are also incorporated by reference.

The Company and AIG are subject to the informational requirements of the Exchange Act. The Company and AIG file reports and other information with the SEC to meet those requirements. AIG and the Company file this information electronically pursuant to EDGAR, and it is available to the public through the SEC's website at http://www.sec.gov. You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial, Room 4300
New York, NY 10281

To obtain copies by mail contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents incorporated by reference. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

AIG SunAmerica Life Assurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
Telephone Number: (800) 445-SUN2
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                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
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Additional information concerning the operations of the separate account is contained in a Statement of Additional Information ("SAI"), which is available upon written request addressed to our Annuity Service Center, P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-SUN2. The contents of the SAI are listed below.

Separate Account..............................      3
General Account...............................      3
Support Agreement Between the Company and
  AIG.........................................      4
Performance Data..............................      4
Income Payments...............................      7
Death Benefit Options for Contracts Issued
  Between October 21, 2001 and June 1, 2004...      8
Death Benefit Options for Contracts Issued
  Before October 24, 2001.....................      8
Death Benefit Options Upon the Continuing
  Spouse's Death for Contracts Issued Between
  October 24, 2001 and June 1, 2004...........      9
Annuity Unit Values...........................     10
Taxes.........................................     13
Distribution of Contracts.....................     19
Financial Statements..........................     19

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                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
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                                    INCEPTION TO     4/30/00 TO        4/30/01 TO        4/30/02 TO        4/30/03 TO
  POLARIS II A-CLASS PORTFOLIOS       4/30/00          4/30/01           4/30/02           4/30/03           4/30/04
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Capital Appreciation (Inception
  Date - 10/28/99)
  Beginning AUV...................      10.00       (a)      14.03    (a)     11.590    (a)      9.861    (a)      8.681
                                                    (b)      12.97    (b)     11.585    (b)      9.822    (b)      8.625
  Ending AUV......................      14.03       (a)      11.59    (a)      9.861    (a)      8.681    (a)     10.676
                                                    (b)      11.59    (b)      9.822    (b)      8.625    (b)     10.581
  Ending Number of AUs............    226,697       (a)  1,301,826    (a)  2,010,220    (a)  2,242,839    (a)  3,348,839
                                                    (b)     11,589    (b)    112,490    (b)    193,637    (b)    339,695
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Government and Quality Bond
  (Inception Date - 12/16/99)
  Beginning AUV...................      10.00       (a)      10.13    (a)     11.181    (a)     11.876    (a)     12.783
                                                    (b)      11.09    (b)     11.175    (b)     11.840    (b)     12.713
  Ending AUV......................      10.13       (a)      11.18    (a)     11.876    (a)     12.783    (a)     12.811
                                                    (b)      11.18    (b)     11.840    (b)     12.713    (b)     12.709
  Ending Number of AUs............     10,743       (a)    142,268    (a)    429,130    (a)  1,104,627    (a)  1,717,250
                                                    (b)      2,041    (b)     22,384    (b)     71,303    (b)    138,314
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Growth (Inception Date - 11/1/99)
  Beginning AUV...................      10.00       (a)      11.95    (a)     10.256    (a)      9.065    (a)      7.685
                                                    (b)      11.29    (b)     10.251    (b)      9.037    (b)      7.643
  Ending AUV......................      11.95       (a)      10.26    (a)      9.065    (a)      7.685    (a)      9.573
                                                    (b)      10.25    (b)      9.037    (b)      7.643    (b)      9.495
  Ending Number of AUs............     93,965       (a)    563,506    (a)  1,102,754    (a)  1,319,642    (a)  2,235,693
                                                    (b)      6,206    (b)     55,407    (b)     97,032    (b)    198,143
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Aggressive Growth (Inception Date
  - 11/1/99)
  Beginning AUV...................      10.00       (a)      14.14    (a)     10.166    (a)      7.753    (a)      6.307
                                                    (b)      11.78    (b)     10.162    (b)      7.740    (b)      6.281
  Ending AUV......................      14.14       (a)      10.17    (a)      7.753    (a)      6.307    (a)      7.730
                                                    (b)      10.16    (b)      7.740    (b)      6.281    (b)      7.678
  Ending Number of AUs............     49,324       (a)    207,783    (a)    207,493    (a)    142,222    (a)    180,321
                                                    (b)        365    (b)      1,492    (b)      6,373    (b)     12,138
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Alliance Growth (Inception Date -
  10/28/99)
  Beginning AUV...................      10.00       (a)      11.75    (a)      8.502    (a)      6.812    (a)      5.728
                                                    (b)       9.76    (b)      8.498    (b)      6.791    (b)      5.697
  Ending AUV......................      11.75       (a)       8.50    (a)      6.812    (a)      5.728    (a)      6.430
                                                    (b)       8.50    (b)      6.791    (b)      5.697    (b)      6.379
  Ending Number of AUs............    423,804       (a)  2,004,620    (a)  2,695,963    (a)  2,297,444    (a)  1,944,993
                                                    (b)     10,150    (b)    111,553    (b)    133,969    (b)    138,351
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Asset Allocation (Inception Date -
  11/12/99)
  Beginning AUV...................      10.00       (a)      10.34    (a)      9.975    (a)      9.613    (a)      9.320
                                                    (b)      10.35    (b)      9.975    (b)      9.590    (b)      9.274
  Ending AUV......................      10.34       (a)       9.97    (a)      9.613    (a)      9.320    (a)     11.082
                                                    (b)       9.97    (b)      9.590    (b)      9.274    (b)     10.999
  Ending Number of AUs............     14,781       (a)    112,976    (a)    245,567    (a)    246,399    (a)    324,870
                                                    (b)         --    (b)     23,126    (b)     24,587    (b)     12,280
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Blue Chip Growth (Inception Date -
  9/5/00)
  Beginning AUV...................        N/A       (a)      10.00    (a)      7.109    (a)      5.642    (a)      4.604
                                                    (b)       8.03    (b)      7.105    (b)      5.625    (b)      4.578
  Ending AUV......................        N/A       (a)       7.11    (a)      5.642    (a)      4.604    (a)      5.371
                                                    (b)       7.10    (b)      5.625    (b)      4.578    (b)      5.327
  Ending Number of AUs............        N/A       (a)     30,980    (a)    109,746    (a)    155,299    (a)    177,965
                                                    (b)        335    (b)     10,661    (b)      9,776    (b)     23,464
------------------------------------------------------------------------------------------------------------------------
Cash Management (Inception Date -
  11/29/99)
  Beginning AUV...................      10.00       (a)      10.20    (a)     10.707    (a)     10.891    (a)     10.923
                                                    (b)      10.60    (b)     10.710    (b)     10.886    (b)     10.891
  Ending AUV......................      10.20       (a)      10.71    (a)     10.891    (a)     10.923    (a)     10.891
                                                    (b)      10.71    (b)     10.886    (b)     10.891    (b)     10.832
  Ending Number of AUs............      3,737       (a)     58,423    (a)    171,876    (a)    321,915    (a)    375,789
                                                    (b)        495    (b)      5,858    (b)     43,742    (b)     44,481
------------------------------------------------------------------------------------------------------------------------
(a) Without election of optional EstatePlus feature.
(b) With election of optional EstatePlus feature.
AUV - Accumulation Unit Value
AU - Accumulation Units

                                       4/30/04 TO
  POLARIS II A-CLASS PORTFOLIOS         4/30/05
----------------------------------  ----------------
----------------------------------  ----------------
Capital Appreciation (Inception
  Date - 10/28/99)
  Beginning AUV...................   (a)      10.676
                                     (b)      10.581
  Ending AUV......................   (a)      10.759
                                     (b)      10.637
  Ending Number of AUs............   (a)   5,011,960
                                     (b)     470,268
---------------------------------------------------------------
Government and Quality Bond
  (Inception Date - 12/16/99)
  Beginning AUV...................   (a)      12.811
                                     (b)      12.709
  Ending AUV......................   (a)      13.283
                                     (b)      13.145
  Ending Number of AUs............   (a)   2,798,749
                                     (b)     210,678
---------------------------------------------------------------------------
Growth (Inception Date - 11/1/99)
  Beginning AUV...................   (a)       9.573
                                     (b)       9.495
  Ending AUV......................   (a)      10.133
                                     (b)      10.026
  Ending Number of AUs............   (a)   3,599,424
                                     (b)     280,792
---------------------------------------------------------------------------------------
Aggressive Growth (Inception Date
  - 11/1/99)
  Beginning AUV...................   (a)       7.730
                                     (b)       7.678
  Ending AUV......................   (a)       8.508
                                     (b)       8.430
  Ending Number of AUs............   (a)     200,065
                                     (b)      11,309
---------------------------------------------------------------------------------------------------
Alliance Growth (Inception Date -
  10/28/99)
  Beginning AUV...................   (a)       6.430
                                     (b)       6.379
  Ending AUV......................   (a)       6.523
                                     (b)       6.455
  Ending Number of AUs............   (a)   1,483,547
                                     (b)     117,667
---------------------------------------------------------------------------------------------------------------
Asset Allocation (Inception Date -
  11/12/99)
  Beginning AUV...................   (a)      11.082
                                     (b)      10.999
  Ending AUV......................   (a)      11.779
                                     (b)      11.661
  Ending Number of AUs............   (a)     391,287
                                     (b)      13,285
------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth (Inception Date -
  9/5/00)
  Beginning AUV...................   (a)       5.371
                                     (b)       5.327
  Ending AUV......................   (a)       5.292
                                     (b)       5.236
  Ending Number of AUs............   (a)     241,276
                                     (b)      27,066
------------------------------------------------------------------------------------------------------------------------
Cash Management (Inception Date -
  11/29/99)
  Beginning AUV...................   (a)      10.891
                                     (b)      10.832
  Ending AUV......................   (a)      10.945
                                     (b)      10.857
  Ending Number of AUs............   (a)     510,350
                                     (b)      31,888
------------------------------------------------------------------------------------------------------------------------
(a) Without election of optional E
(b) With election of optional Esta
AUV - Accumulation Unit Value
AU - Accumulation Units

                                    INCEPTION TO     4/30/00 TO        4/30/01 TO        4/30/02 TO        4/30/03 TO
  POLARIS II A-CLASS PORTFOLIOS       4/30/00          4/30/01           4/30/02           4/30/03           4/30/04
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Corporate Bond (Inception Date -
  12/27/99)
  Beginning AUV...................      10.00       (a)      10.01    (a)     10.740    (a)     11.343    (a)     12.402
                                                    (b)      10.64    (b)     10.734    (b)     11.305    (b)     12.330
  Ending AUV......................      10.01       (a)      10.74    (a)     11.343    (a)     12.402    (a)     13.215
                                                    (b)      10.73    (b)     11.305    (b)     12.330    (b)     13.105
  Ending Number of AUs............      3,500       (a)     87,233    (a)    208,179    (a)    428,783    (a)  1,216,579
                                                    (b)         90    (b)     40,808    (b)     62,702    (b)    142,952
------------------------------------------------------------------------------------------------------------------------
Davis Venture Value (Inception
  Date - 10/28/99)
  Beginning AUV...................      10.00       (a)      11.61    (a)     10.816    (a)      9.889    (a)      8.635
                                                    (b)      11.59    (b)     10.807    (b)      9.857    (b)      8.585
  Ending AUV......................      11.61       (a)      10.82    (a)      9.889    (a)      8.635    (a)     11.288
                                                    (b)      10.81    (b)      9.857    (b)      8.585    (b)     11.195
  Ending Number of AUs............    353,493       (a)  1,957,911    (a)  3,277,861    (a)  3,552,389    (a)  4,219,824
                                                    (b)     16,912    (b)    167,991    (b)    274,799    (b)    431,379
------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street (Inception
  Date - 1/3/00)
  Beginning AUV...................      10.00       (a)       9.51    (a)     10.714    (a)     11.602    (a)     10.025
                                                    (b)      10.18    (b)     10.714    (b)     11.592    (b)      9.991
  Ending AUV......................       9.51       (a)      10.71    (a)     11.602    (a)     10.025    (a)     12.541
                                                    (b)      10.71    (b)     11.592    (b)      9.991    (b)     12.467
  Ending Number of AUs............      3,381       (a)     30,007    (a)     69,011    (a)     74,185    (a)     60,730
                                                    (b)         --    (b)      1,004    (b)     11,035    (b)      8,220
------------------------------------------------------------------------------------------------------------------------
Emerging Markets (Inception Date -
  11/10/99)
  Beginning AUV...................      10.00       (a)      11.53    (a)      8.062    (a)      8.844    (a)      7.355
                                                    (b)       9.07    (b)      8.072    (b)      8.832    (b)      7.327
  Ending AUV......................      11.53       (a)       8.06    (a)      8.844    (a)      7.355    (a)     11.021
                                                    (b)       8.07    (b)      8.832    (b)      7.327    (b)     10.952
  Ending Number of AUs............     16,356       (a)    152,174    (a)    132,773    (a)    102,396    (a)     81,009
                                                    (b)      2,733    (b)      6,718    (b)     10,925    (b)      6,243
------------------------------------------------------------------------------------------------------------------------
Federated American Leaders
  (Inception Date - 11/1/99)
  Beginning AUV...................      10.00       (a)      10.03    (a)     10.676    (a)      9.858    (a)      8.200
                                                    (b)      10.78    (b)     10.674    (b)      9.829    (b)      8.156
  Ending AUV......................      10.03       (a)      10.68    (a)      9.858    (a)      8.200    (a)     10.153
                                                    (b)      10.67    (b)      9.829    (b)      8.156    (b)     10.073
  Ending Number of AUs............     49,962       (a)    227,673    (a)    469,139    (a)    560,019    (a)    833,201
                                                    (b)        206    (b)     21,853    (b)     24,706    (b)     44,202
------------------------------------------------------------------------------------------------------------------------
Global Bond (Inception Date -
  11/29/99)
  Beginning AUV...................      10.00       (a)      10.20    (a)     11.015    (a)     11.307    (a)     12.105
                                                    (b)      10.92    (b)     11.012    (b)     11.275    (b)     12.040
  Ending AUV......................      10.20       (a)      11.01    (a)     11.307    (a)     12.105    (a)     12.246
                                                    (b)      11.01    (b)     11.275    (b)     12.040    (b)     12.149
  Ending Number of AUs............      1,149       (a)     17,170    (a)     45,752    (a)     74,019    (a)    141,130
                                                    (b)         44    (b)      4,201    (b)      6,954    (b)     11,858
------------------------------------------------------------------------------------------------------------------------
Global Equities (Inception Date -
  11/8/99)
  Beginning AUV...................      10.00       (a)      11.70    (a)      8.651    (a)      7.071    (a)      5.740
                                                    (b)       9.90    (b)      8.647    (b)      7.051    (b)      5.710
  Ending AUV......................      11.70       (a)       8.65    (a)      7.071    (a)      5.740    (a)      6.936
                                                    (b)       8.65    (b)      7.051    (b)      5.710    (b)      6.882
  Ending Number of AUs............     81,597       (a)    506,012    (a)    628,393    (a)    477,240    (a)    388,668
                                                    (b)      2,756    (b)      9,687    (b)      9,781    (b)      7,971
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research (Inception
  Date - 8/1/00)
  Beginning AUV...................        N/A       (a)      10.00    (a)      8.715    (a)      6.088    (a)      5.244
                                                    (b)       9.76    (b)      8.716    (b)      6.072    (b)      5.216
  Ending AUV......................        N/A       (a)       8.72    (a)      6.088    (a)      5.244    (a)      6.436
                                                    (b)       8.72    (b)      6.072    (b)      5.216    (b)      6.386
  Ending Number of AUs............        N/A       (a)     31,175    (a)     80,348    (a)     76,812    (a)    117,350
                                                    (b)        326    (b)      7,463    (b)     10,045    (b)     10,208
------------------------------------------------------------------------------------------------------------------------
(a) Without election of optional EstatePlus feature.
(b) With election of optional EstatePlus feature.
AUV - Accumulation Unit Value
AU - Accumulation Units

                                       4/30/04 TO
  POLARIS II A-CLASS PORTFOLIOS         4/30/05
----------------------------------  ----------------
----------------------------------  ----------------
Corporate Bond (Inception Date -
  12/27/99)
  Beginning AUV...................   (a)      13.215
                                     (b)      13.105
  Ending AUV......................   (a)      13.780
                                     (b)      13.631
  Ending Number of AUs............   (a)   2,764,553
                                     (b)     234,296
------------------------------------------------------------------------------------------------------------------------
Davis Venture Value (Inception
  Date - 10/28/99)
  Beginning AUV...................   (a)      11.288
                                     (b)      11.195
  Ending AUV......................   (a)      12.307
                                     (b)      12.175
  Ending Number of AUs............   (a)   5,266,766
                                     (b)     543,292
------------------------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street (Inception
  Date - 1/3/00)
  Beginning AUV...................   (a)      12.541
                                     (b)      12.467
  Ending AUV......................   (a)      12.817
                                     (b)      12.709
  Ending Number of AUs............   (a)      71,462
                                     (b)       5,785
------------------------------------------------------------------------------------------------------------------------
Emerging Markets (Inception Date -
  11/10/99)
  Beginning AUV...................   (a)      11.021
                                     (b)      10.952
  Ending AUV......................   (a)      13.611
                                     (b)      13.492
  Ending Number of AUs............   (a)      83,882
                                     (b)       8,275
------------------------------------------------------------------------------------------------------------------------
Federated American Leaders
  (Inception Date - 11/1/99)
  Beginning AUV...................   (a)      10.153
                                     (b)      10.073
  Ending AUV......................   (a)      10.805
                                     (b)      10.694
  Ending Number of AUs............   (a)   1,123,719
                                     (b)      69,259
------------------------------------------------------------------------------------------------------------------------
Global Bond (Inception Date -
  11/29/99)
  Beginning AUV...................   (a)      12.246
                                     (b)      12.149
  Ending AUV......................   (a)      12.807
                                     (b)      12.675
  Ending Number of AUs............   (a)     271,920
                                     (b)      23,374
------------------------------------------------------------------------------------------------------------------------
Global Equities (Inception Date -
  11/8/99)
  Beginning AUV...................   (a)       6.936
                                     (b)       6.882
  Ending AUV......................   (a)       7.351
                                     (b)       7.275
  Ending Number of AUs............   (a)     293,259
                                     (b)       7,970
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Research (Inception
  Date - 8/1/00)
  Beginning AUV...................   (a)       6.436
                                     (b)       6.386
  Ending AUV......................   (a)       6.560
                                     (b)       6.493
  Ending Number of AUs............   (a)     166,184
                                     (b)      12,093
------------------------------------------------------------------------------------------------------------------------
(a) Without election of optional E
(b) With election of optional Esta
AUV - Accumulation Unit Value
AU - Accumulation Units

                                    INCEPTION TO     4/30/00 TO        4/30/01 TO        4/30/02 TO        4/30/03 TO
  POLARIS II A-CLASS PORTFOLIOS       4/30/00          4/30/01           4/30/02           4/30/03           4/30/04
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Growth-Income (Inception Date -
  11/1/99)
  Beginning AUV...................      10.00       (a)      11.39    (a)      9.513    (a)      8.093    (a)      6.979
                                                    (b)      10.42    (b)      9.507    (b)      8.069    (b)      6.941
  Ending AUV......................      11.39       (a)       9.51    (a)      8.093    (a)      6.979    (a)      8.348
                                                    (b)       9.51    (b)      8.069    (b)      6.941    (b)      8.282
  Ending Number of AUs............    335,543       (a)  1,673,087    (a)  2,296,734    (a)  1,743,668    (a)  1,520,053
                                                    (b)      8,279    (b)    107,132    (b)    109,068    (b)     97,758
------------------------------------------------------------------------------------------------------------------------
Growth Opportunities (Inception
  Date - 8/22/00)
  Beginning AUV...................        N/A       (a)      10.00    (a)      6.857    (a)      5.010    (a)      3.637
                                                    (b)       8.60    (b)      6.857    (b)      5.241    (b)      3.833
  Ending AUV......................        N/A       (a)       6.86    (a)      5.010    (a)      3.637    (a)      4.409
                                                    (b)       6.86    (b)      5.241    (b)      3.833    (b)      4.634
  Ending Number of AUs............        N/A       (a)     54,857    (a)     75,693    (a)     48,013    (a)     54,926
                                                    (b)         --    (b)          5    (b)        317    (b)      3,556
------------------------------------------------------------------------------------------------------------------------
High-Yield Bond (Inception Date -
  11/29/99)
  Beginning AUV...................      10.00       (a)      10.06    (a)      9.299    (a)      8.744    (a)      9.005
                                                    (b)       9.71    (b)      9.299    (b)      8.728    (b)      8.965
  Ending AUV......................      10.06       (a)       9.30    (a)      8.744    (a)      9.005    (a)     10.682
                                                    (b)       9.30    (b)      8.728    (b)      8.965    (b)     10.608
  Ending Number of AUs............     13,058       (a)     91,018    (a)    182,420    (a)    267,960    (a)    587,922
                                                    (b)         --    (b)      5,112    (b)     18,202    (b)     46,284
------------------------------------------------------------------------------------------------------------------------
International Diversified Equities
  (Inception Date - 11/23/99)
  Beginning AUV...................      10.00       (a)       9.87    (a)      7.958    (a)      6.634    (a)      4.641
                                                    (b)       8.63    (b)      7.953    (b)      6.614    (b)      4.616
  Ending AUV......................       9.87       (a)       7.96    (a)      6.634    (a)      4.641    (a)      6.156
                                                    (b)       7.95    (b)      6.614    (b)      4.616    (b)      6.111
  Ending Number of AUs............     30,627       (a)    139,489    (a)    216,629    (a)    204,331    (a)    259,738
                                                    (b)        656    (b)      1,943    (b)      1,550    (b)     11,443
------------------------------------------------------------------------------------------------------------------------
International Growth and Income
  (Inception Date - 10/28/99)
  Beginning AUV...................      10.00       (a)      10.82    (a)      9.717    (a)      8.498    (a)      6.648
                                                    (b)      10.46    (b)      9.715    (b)      8.476    (b)      6.614
  Ending AUV......................      10.82       (a)       9.72    (a)      8.498    (a)      6.648    (a)      9.079
                                                    (b)       9.72    (b)      8.476    (b)      6.614    (b)      9.011
  Ending Number of AUs............    132,522       (a)    663,722    (a)    907,962    (a)    837,785    (a)    748,220
                                                    (b)      1,472    (b)     20,303    (b)     32,278    (b)     35,769
------------------------------------------------------------------------------------------------------------------------
MFS Massachusetts Investors Trust
  (Inception Date - 11/1/99)
  Beginning AUV...................      10.00       (a)      10.49    (a)      9.736    (a)      8.225    (a)      7.039
                                                    (b)      10.34    (b)      9.735    (b)      8.203    (b)      7.003
  Ending AUV......................      10.49       (a)       9.74    (a)      8.225    (a)      7.039    (a)      8.136
                                                    (b)       9.74    (b)      8.203    (b)      7.003    (b)      8.074
  Ending Number of AUs............    114,191       (a)    581,736    (a)    972,320    (a)    902,075    (a)    805,399
                                                    (b)      5,570    (b)     66,103    (b)     90,251    (b)     91,094
------------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth (Inception Date
  - 11/1/99)
  Beginning AUV...................      10.00       (a)      13.69    (a)     13.193    (a)      8.269    (a)      5.884
                                                    (b)      14.87    (b)     13.188    (b)      8.244    (b)      5.852
  Ending AUV......................      13.69       (a)      13.19    (a)      8.269    (a)      5.884    (a)      7.834
                                                    (b)      13.19    (b)      8.244    (b)      5.852    (b)      7.772
  Ending Number of AUs............     30,505       (a)    344,347    (a)    442,836    (a)    449,234    (a)    441,724
                                                    (b)        306    (b)     25,484    (b)     33,748    (b)     35,097
------------------------------------------------------------------------------------------------------------------------
MFS Total Return (Inception Date -
  10/28/99)
  Beginning AUV...................      10.00       (a)      10.22    (a)     11.789    (a)     11.859    (a)     11.289
                                                    (b)      11.64    (b)     11.782    (b)     11.821    (b)     11.226
  Ending AUV......................      10.22       (a)      11.79    (a)     11.859    (a)     11.289    (a)     12.842
                                                    (b)      11.78    (b)     11.821    (b)     11.226    (b)     12.738
  Ending Number of AUs............     50,264       (a)    355,139    (a)  1,374,837    (a)  2,391,121    (a)  3,949,893
                                                    (b)      4,588    (b)     94,278    (b)    218,848    (b)    432,049
------------------------------------------------------------------------------------------------------------------------
(a) Without election of optional EstatePlus feature.
(b) With election of optional EstatePlus feature.
AUV - Accumulation Unit Value
AU - Accumulation Units

                                       4/30/04 TO
  POLARIS II A-CLASS PORTFOLIOS         4/30/05
----------------------------------  ----------------
----------------------------------  ----------------
Growth-Income (Inception Date -
  11/1/99)
  Beginning AUV...................   (a)       8.348
                                     (b)       8.282
  Ending AUV......................   (a)       8.513
                                     (b)       8.424
  Ending Number of AUs............   (a)   1,251,543
                                     (b)      91,889
------------------------------------------------------------------------------------------------------------------------
Growth Opportunities (Inception
  Date - 8/22/00)
  Beginning AUV...................   (a)       4.409
                                     (b)       4.634
  Ending AUV......................   (a)       4.383
                                     (b)       4.595
  Ending Number of AUs............   (a)      63,432
                                     (b)       2,026
------------------------------------------------------------------------------------------------------------------------
High-Yield Bond (Inception Date -
  11/29/99)
  Beginning AUV...................   (a)      10.682
                                     (b)      10.608
  Ending AUV......................   (a)      12.020
                                     (b)      11.908
  Ending Number of AUs............   (a)     781,111
                                     (b)      53,321
------------------------------------------------------------------------------------------------------------------------
International Diversified Equities
  (Inception Date - 11/23/99)
  Beginning AUV...................   (a)       6.156
                                     (b)       6.111
  Ending AUV......................   (a)       6.854
                                     (b)       6.788
  Ending Number of AUs............   (a)     292,725
                                     (b)      15,209
------------------------------------------------------------------------------------------------------------------------
International Growth and Income
  (Inception Date - 10/28/99)
  Beginning AUV...................   (a)       9.079
                                     (b)       9.011
  Ending AUV......................   (a)      10.236
                                     (b)      10.133
  Ending Number of AUs............   (a)     872,379
                                     (b)      36,801
------------------------------------------------------------------------------------------------------------------------
MFS Massachusetts Investors Trust
  (Inception Date - 11/1/99)
  Beginning AUV...................   (a)       8.136
                                     (b)       8.074
  Ending AUV......................   (a)       8.858
                                     (b)       8.768
  Ending Number of AUs............   (a)     671,759
                                     (b)      62,443
------------------------------------------------------------------------------------------------------------------------
MFS Mid-Cap Growth (Inception Date
  - 11/1/99)
  Beginning AUV...................   (a)       7.834
                                     (b)       7.772
  Ending AUV......................   (a)       7.605
                                     (b)       7.525
  Ending Number of AUs............   (a)     428,891
                                     (b)      35,343
------------------------------------------------------------------------------------------------------------------------
MFS Total Return (Inception Date -
  10/28/99)
  Beginning AUV...................   (a)      12.842
                                     (b)      12.738
  Ending AUV......................   (a)      13.850
                                     (b)   13.703269
  Ending Number of AUs............   (a)   6,359,705
                                     (b)     625,544
------------------------------------------------------------------------------------------------------------------------
(a) Without election of optional E
(b) With election of optional Esta
AUV - Accumulation Unit Value
AU - Accumulation Units

                                    INCEPTION TO     4/30/00 TO        4/30/01 TO        4/30/02 TO        4/30/03 TO
  POLARIS II A-CLASS PORTFOLIOS       4/30/00          4/30/01           4/30/02           4/30/03           4/30/04
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Putnam Growth: Voyager (Inception
  Date - 11/1/99)
  Beginning AUV...................      10.00       (a)      11.33    (a)      8.383    (a)      6.571    (a)      5.480
                                                    (b)       9.55    (b)      8.380    (b)      6.553    (b)      5.451
  Ending AUV......................      11.33       (a)       8.38    (a)      6.571    (a)      5.480    (a)      6.333
                                                    (b)       8.38    (b)      6.553    (b)      5.451    (b)      6.284
  Ending Number of AUs............    177,965       (a)    820,691    (a)    953,847    (a)    817,468    (a)  1,063,200
                                                    (b)      3,244    (b)     25,257    (b)     22,523    (b)     93,442
------------------------------------------------------------------------------------------------------------------------
Real Estate (Inception Date -
  2/7/00)
  Beginning AUV...................      10.00       (a)      10.77    (a)     12.621    (a)     14.317    (a)     14.880
                                                    (b)      12.42    (b)     12.623    (b)     14.279    (b)     14.804
  Ending AUV......................      10.77       (a)      12.62    (a)     14.317    (a)     14.880    (a)     18.683
                                                    (b)      12.62    (b)     14.279    (b)     14.804    (b)     18.540
  Ending Number of AUs............      2,461       (a)     15,795    (a)     69,705    (a)     88,262    (a)    108,473
                                                    (b)         39    (b)        928    (b)      3,919    (b)      5,621
------------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception
  Date - 10/28/99)
  Beginning AUV...................      10.00       (a)      11.01    (a)      9.336    (a)      8.175    (a)      7.437
                                                    (b)      10.08    (b)      9.333    (b)      8.152    (b)      7.398
  Ending AUV......................      11.01       (a)       9.34    (a)      8.175    (a)      7.437    (a)      8.207
                                                    (b)       9.33    (b)      8.152    (b)      7.398    (b)      8.143
  Ending Number of AUs............     93,619       (a)    431,856    (a)    632,064    (a)    550,347    (a)    530,846
                                                    (b)        265    (b)     19,591    (b)     24,362    (b)     27,544
------------------------------------------------------------------------------------------------------------------------
Technology (Inception Date -
  8/21/00)
  Beginning AUV...................        N/A       (a)      10.00    (a)      4.375    (a)      2.507    (a)      1.815
                                                    (b)       6.68    (b)      4.375    (b)      2.499    (b)      1.805
  Ending AUV......................        N/A       (a)       4.38    (a)      2.507    (a)      1.815    (a)      2.174
                                                    (b)       4.38    (b)      2.499    (b)      1.805    (b)      2.157
  Ending Number of AUs............        N/A       (a)     23,583    (a)     46,009    (a)     58,799    (a)    108,335
                                                    (b)         --    (b)      3,185    (b)      7,962    (b)     13,639
------------------------------------------------------------------------------------------------------------------------
Telecom Utility (Inception Date -
  12/16/99)
  Beginning AUV...................      10.00       (a)       9.91    (a)      9.278    (a)      7.325    (a)      6.050
                                                    (b)       9.12    (b)      9.277    (b)      7.311    (b)      6.023
  Ending AUV......................       9.91       (a)       9.28    (a)      7.325    (a)      6.050    (a)      6.962
                                                    (b)       9.28    (b)      7.311    (b)      6.023    (b)      6.914
  Ending Number of AUs............      9,175       (a)     69,692    (a)     77,161    (a)     61,703    (a)     40,778
                                                    (b)        104    (b)      3,437    (b)      3,965    (b)      4,149
------------------------------------------------------------------------------------------------------------------------
Worldwide High Income (Inception
  Date - 11/10/99)
  Beginning AUV...................      10.00       (a)      10.42    (a)      9.735    (a)      9.735    (a)     10.471
                                                    (b)      10.54    (b)      9.735    (b)      9.711    (b)     10.420
  Ending AUV......................      10.42       (a)       9.74    (a)      9.735    (a)     10.471    (a)     11.563
                                                    (b)       9.74    (b)      9.711    (b)     10.420    (b)     11.477
  Ending Number of AUs............      3,802       (a)     31,309    (a)     42,247    (a)     63,528    (a)    126,343
                                                    (b)         --    (b)      3,483    (b)      6,051    (b)     14,716
------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II
  Shares (Inception Date -
  10/15/01)
  Beginning AUV...................        N/A                  N/A    (a)     10.000    (a)     10.027    (a)      8.408
                                                                      (b)     10.000    (b)     10.017    (b)      8.378
  Ending AUV......................        N/A                  N/A    (a)     10.027    (a)      8.408    (a)     10.799
                                                                      (b)     10.017    (b)      8.378    (b)     10.734
  Ending Number of AUs............        N/A                  N/A    (a)    458,910    (a)  1,732,236    (a)  4,509,831
                                                                      (b)     30,268    (b)    145,026    (b)    462,772
------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth,
  Class II Shares (Inception Date
  - 10/15/01)
  Beginning AUV...................        N/A                  N/A    (a)     10.000    (a)      9.449    (a)      7.332
                                                                      (b)     10.000    (b)      9.471    (b)      7.331
  Ending AUV......................        N/A                  N/A    (a)      9.449    (a)      7.332    (a)      8.514
                                                                      (b)      9.471    (b)      7.331    (b)      8.491
  Ending Number of AUs............        N/A                  N/A    (a)     51,578    (a)    221,473    (a)    568,055
                                                                      (b)     13,454    (b)     39,858    (b)     76,046
------------------------------------------------------------------------------------------------------------------------
(a) Without election of the optional EstatePlus feature.
(b) With election of the optional EstatePlus feature.
AUV - Accumulation Unit Value
AU - Accumulation Units

                                       4/30/04 TO
  POLARIS II A-CLASS PORTFOLIOS         4/30/05
----------------------------------  ----------------
----------------------------------  ----------------
Putnam Growth: Voyager (Inception
  Date - 11/1/99)
  Beginning AUV...................   (a)       6.333
                                     (b)       6.284
  Ending AUV......................   (a)       6.216
                                     (b)       6.153
  Ending Number of AUs............   (a)   1,613,813
                                     (b)     143,580
------------------------------------------------------------------------------------------------------------------------
Real Estate (Inception Date -
  2/7/00)
  Beginning AUV...................   (a)      18.683
                                     (b)      18.540
  Ending AUV......................   (a)      24.630
                                     (b)      24.381
  Ending Number of AUs............   (a)     158,560
                                     (b)      13,970
------------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception
  Date - 10/28/99)
  Beginning AUV...................   (a)       8.207
                                     (b)       8.143
  Ending AUV......................   (a)       8.489
                                     (b)       8.401
  Ending Number of AUs............   (a)     538,668
                                     (b)      30,592
------------------------------------------------------------------------------------------------------------------------
Technology (Inception Date -
  8/21/00)
  Beginning AUV...................   (a)       2.174
                                     (b)       2.157
  Ending AUV......................   (a)       2.063
                                     (b)       2.041
  Ending Number of AUs............   (a)     126,057
                                     (b)      14,654
------------------------------------------------------------------------------------------------------------------------
Telecom Utility (Inception Date -
  12/16/99)
  Beginning AUV...................   (a)       6.962
                                     (b)       6.914
  Ending AUV......................   (a)       8.084
                                     (b)       8.007
  Ending Number of AUs............   (a)      39,917
                                     (b)       4,376
------------------------------------------------------------------------------------------------------------------------
Worldwide High Income (Inception
  Date - 11/10/99)
  Beginning AUV...................   (a)      11.563
                                     (b)      11.477
  Ending AUV......................   (a)      12.571
                                     (b)      12.446
  Ending Number of AUs............   (a)     241,802
                                     (b)      17,004
------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock, Class II
  Shares (Inception Date -
  10/15/01)
  Beginning AUV...................   (a)      10.799
                                     (b)      10.734
  Ending AUV......................   (a)      11.995
                                     (b)      11.894
  Ending Number of AUs............   (a)   9,483,533
                                     (b)     846,244
------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Emerging Growth,
  Class II Shares (Inception Date
  - 10/15/01)
  Beginning AUV...................   (a)       8.514
                                     (b)       8.491
  Ending AUV......................   (a)       8.603
                                     (b)       8.559
  Ending Number of AUs............   (a)     738,594
                                     (b)      81,765
------------------------------------------------------------------------------------------------------------------------
(a) Without election of the option
(b) With election of the optional
AUV - Accumulation Unit Value
AU - Accumulation Units

                                    INCEPTION TO     4/30/00 TO        4/30/01 TO        4/30/02 TO        4/30/03 TO
  POLARIS II A-CLASS PORTFOLIOS       4/30/00          4/30/01           4/30/02           4/30/03           4/30/04
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income,
  Class II Shares (Inception Date
  - 10/15/01)
  Beginning AUV...................        N/A                  N/A    (a)     10.000    (a)     10.807    (a)      9.051
                                                                      (b)     10.000    (b)     10.776    (b)      9.003
  Ending AUV......................        N/A                  N/A    (a)     10.807    (a)      9.051    (a)     11.287
                                                                      (b)     10.776    (b)      9.003    (b)     11.199
  Ending Number of AUs............        N/A                  N/A    (a)    187,349    (a)    977,264    (a)  2,967,167
                                                                      (b)     21,215    (b)    124,050    (b)    313,207
------------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund Growth and
  Income (Inception Date - 5/1/02)
  Beginning AUV...................        N/A                  N/A               N/A    (a)     10.000    (a)      8.561
                                                                                        (b)     10.000    (b)      8.540
  Ending AUV......................        N/A                  N/A               N/A    (a)      8.561    (a)     10.654
                                                                                        (b)      8.540    (b)     10.602
  Ending Number of AUs............        N/A                  N/A               N/A    (a)  1,045,100    (a)  4,090,198
                                                                                        (b)     99,187    (b)    472,794
------------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund Mid Cap
  Value (Inception Date - 5/1/02)
  Beginning AUV...................        N/A                  N/A               N/A    (a)     10.000    (a)      8.378
                                                                                        (b)     10.000    (b)      8.358
  Ending AUV......................        N/A                  N/A               N/A    (a)      8.378    (a)     11.113
                                                                                        (b)      8.358    (b)     11.059
  Ending Number of AUs............        N/A                  N/A               N/A    (a)    585,524    (a)  2,311,323
                                                                                        (b)     81,785    (b)    287,550
------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation
  (Inception Date - 9/30/02)
  Beginning AUV...................        N/A                  N/A               N/A    (a)     10.000    (a)     10.763
                                                                                        (b)     10.000    (b)     10.755
  Ending AUV......................        N/A                  N/A               N/A    (a)     10.763    (a)     12.438
                                                                                        (b)     10.755    (b)     12.398
  Ending Number of AUs............        N/A                  N/A               N/A    (a)    799,987    (a)  4,341,675
                                                                                        (b)     53,140    (b)    457,726
------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth
  (Inception Date - 9/30/02)
  Beginning AUV...................        N/A                  N/A               N/A    (a)     10.000    (a)     11.274
                                                                                        (b)     10.000    (b)     11.264
  Ending AUV......................        N/A                  N/A               N/A    (a)     11.274    (a)     14.832
                                                                                        (b)     11.264    (b)     14.783
  Ending Number of AUs............        N/A                  N/A               N/A    (a)    174,275    (a)  1,616,933
                                                                                        (b)      6,326    (b)    189,446
------------------------------------------------------------------------------------------------------------------------
American Funds Growth (Inception
  Date - 9/30/02)
  Beginning AUV...................        N/A                  N/A               N/A    (a)     10.000    (a)     11.766
                                                                                        (b)     10.000    (b)     11.753
  Ending AUV......................        N/A                  N/A               N/A    (a)     11.766    (a)     15.002
                                                                                        (b)     11.753    (b)     14.949
  Ending Number of AUs............        N/A                  N/A               N/A    (a)    464,391    (a)  3,076,002
                                                                                        (b)     38,822    (b)    439,457
------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income
  (Inception Date - 9/30/02)
  Beginning AUV...................        N/A                  N/A               N/A    (a)     10.000    (a)     11.390
                                                                                        (b)     10.000    (b)     11.368
  Ending AUV......................        N/A                  N/A               N/A    (a)     11.390    (a)     14.389
                                                                                        (b)     11.368    (b)     14.325
  Ending Number of AUs............        N/A                  N/A               N/A    (a)    987,417    (a)  6,182,253
                                                                                        (b)     88,643    (b)    642,993
------------------------------------------------------------------------------------------------------------------------
(a) Without election of the optional EstatePlus feature.
(b) With election of the optional EstatePlus feature.
AUV - Accumulation Unit Value
AU - Accumulation Units

                                       4/30/04 TO
  POLARIS II A-CLASS PORTFOLIOS         4/30/05
----------------------------------  ----------------
----------------------------------  ----------------
Van Kampen LIT Growth and Income,
  Class II Shares (Inception Date
  - 10/15/01)
  Beginning AUV...................   (a)      11.287
                                     (b)      11.199
  Ending AUV......................   (a)      12.623
                                     (b)      12.494
  Ending Number of AUs............   (a)   6,430,178
                                     (b)     575,351
------------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund Growth and
  Income (Inception Date - 5/1/02)
  Beginning AUV...................   (a)      10.654
                                     (b)      10.602
  Ending AUV......................   (a)      11.375
                                     (b)      11.291
  Ending Number of AUs............   (a)   8,213,816
                                     (b)     736,996
------------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund Mid Cap
  Value (Inception Date - 5/1/02)
  Beginning AUV...................   (a)      11.113
                                     (b)      11.059
  Ending AUV......................   (a)      12.335
                                     (b)      12.243
  Ending Number of AUs............   (a)   5,243,266
                                     (b)     514,307
------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation
  (Inception Date - 9/30/02)
  Beginning AUV...................   (a)      12.438
                                     (b)      12.398
  Ending AUV......................   (a)      13.183
                                     (b)      13.107
  Ending Number of AUs............   (a)   9,466,337
                                     (b)     815,311
------------------------------------------------------------------------------------------------------------------------
American Funds Global Growth
  (Inception Date - 9/30/02)
  Beginning AUV...................   (a)      14.832
                                     (b)      14.783
  Ending AUV......................   (a)      15.894
                                     (b)      15.801
  Ending Number of AUs............   (a)   4,595,577
                                     (b)     354,881
------------------------------------------------------------------------------------------------------------------------
American Funds Growth (Inception
  Date - 9/30/02)
  Beginning AUV...................   (a)      15.002
                                     (b)      14.949
  Ending AUV......................   (a)      15.838
                                     (b)      15.742
  Ending Number of AUs............   (a)   6,864,169
                                     (b)     687,441
------------------------------------------------------------------------------------------------------------------------
American Funds Growth-Income
  (Inception Date - 9/30/02)
  Beginning AUV...................   (a)      14.389
                                     (b)      14.325
  Ending AUV......................   (a)      14.931
                                     (b)      14.828
  Ending Number of AUs............   (a)  13,337,082
                                     (b)   1,135,519
------------------------------------------------------------------------------------------------------------------------
(a) Without election of the option
(b) With election of the optional
AUV - Accumulation Unit Value
AU - Accumulation Units

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX B - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Capitalized terms used in this Appendix have the same meaning as they have in the Death Benefit section of the prospectus.

The term Continuation Net Purchase Payments is used frequently to describe the death benefits payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payments as Net Purchase Payments made on and/or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawals, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The term "withdrawals" as used in describing the death benefit options below is defined as withdrawals and the fees and charges applicable to those withdrawals.

A.  DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

     1. Purchase Payment Accumulation Option

          If the original owner of the contract elected Option 1, Purchase Payment Accumulation Option, and the Continuing Spouse is age 74 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:

          a. Contract value; or
          b. Contract value on the Continuation Date plus Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death; reduced for any withdrawals and increased by any Continuation Net Purchase Payments received after the Continuing Spouse's 75th birthday to the earlier of the Continuing Spouse's 86th birthday or date of death; or
          c. Contract value on the seventh contract anniversary (from the issue date of the original owner), reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, plus any Net Purchase Payments received between the seventh contract anniversary date but prior to the Continuing Spouse's 86th birthday.
          d. Contract value on the Continuation Date plus Gross Purchase Payment reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal received prior to the Continuing Spouse's 86th birthday.

          If the Continuing Spouse is age 75-82 on the Continuation Date, then the death benefit will be the greatest of:

          a. Contract value; or
          b. Contract value on the Continuation Date plus Gross Purchase Payment reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal received prior to the Continuing Spouse's 86th birthday; or
          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, plus any Net Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.

          If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greatest of:

          a. Contract value; or
          b. the lesser of:

             (1) Contract value on the Continuation Date plus Gross Purchase
                 Payment reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal received prior to the Continuing Spouse's 86th birthday; or

             (2) 125% of the contract value.

          If the Continuing Spouse is age 86 or older as of the Continuation Date and the original owner of the contract elected the Purchase Payment Accumulation death benefit, the death benefit will be equal to the contract value.

     2. Maximum Anniversary Value Option

          If the original owner of the contract elected Option 2, Maximum Anniversary Option, and the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greatest of:

          a. Contract value; or
          b. Contract value on the Continuation Date plus Gross Purchase Payment reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal received prior to the Continuing Spouse's 86th birthday; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, plus any Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of withdrawal.

          If the Continuing Spouse is age 83-85 on the Continuation Date, then the death benefit will be the greater of:

          a. Contract value; or
          b. the lesser of:

             (3) Contract value on the Continuation Date plus Gross Purchase
                 Payment reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of such withdrawal received prior to the Continuing Spouse's 86th birthday; or
             (4) 125% of the contract value.

          If the Continuing Spouse is age 86 or older at the time of death, under the Maximum Anniversary death benefit, their Beneficiary will receive only the contract value.

Please see the Statement of Additional Information for a description of the death benefit calculations following a Spousal Continuation for contracts issued before May 31, 2004.

B. THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

The EstatePlus benefit may increase the death benefit amount. The EstatePlus benefit is only available if the original owner elected EstatePlus and it has not been discontinued or terminated. If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage"), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage"), to the death benefit payable, based on the number of years the Continuing Spouse has held the contract since the Continuation Date. The EstatePlus benefit, if any, is added to the death benefit payable under the Purchase Payment Accumulation or the Maximum Anniversary option.

The term "Continuation Net Purchase Payment" is used frequently to describe the EstatePlus benefit payable to the beneficiary of the Continuing Spouse. We define Continuation Net Purchase Payment as Net Purchase Payments made as of the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution is considered a Purchase Payment. If the Continuing Spouse makes no additional Purchase Payments or withdrawal, Continuation Net Purchase Payments equals the contract value on the Continuation Date, including the Continuation Contribution.

The following table identifies the factors we use in determining the percentage of earnings that will be added to the death benefit at the Continuing Spouse's date of death, if the Continuing Spouse is age 69 or younger on the Continuation
Date:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE       ESTATEPLUS PERCENTAGE
-------------------------------------------------------------
 Years 0-4         25% of earnings      40% of Continuation
                                        Net Purchase Payments
-------------------------------------------------------------
 Years 5-9         40% of earnings      65% of Continuation
                                        Net Purchase
                                        Payments*
-------------------------------------------------------------
 Years 10+         50% of earnings      75% of Continuation
                                        Net Purchase
                                        Payments*
-------------------------------------------------------------

If the Continuing Spouse is between their 70th and 81st birthday on the Continuation Date, the table below shows the available EstatePlus benefit:

-------------------------------------------------------------
 CONTRACT YEAR         ESTATEPLUS              MAXIMUM
    OF DEATH           PERCENTAGE       ESTATEPLUS PERCENTAGE
-------------------------------------------------------------
 All Contract      25% of earnings      40% of Continuation
 Years                                  Net Purchase
                                        Payments*
-------------------------------------------------------------

* Purchase Payments received after the 5(th) year following the Continuation Date must remain in the contract for at least six months to be included as part of Continuation Net Purchase Payments for purpose of the Maximum EstatePlus calculation.

What is the Contract Year of Death?

Contract Year of Death is the number of full 12 month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death.

What is the EstatePlus amount?

We determine the EstatePlus amount based upon a percentage of earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings are defined as (1) minus (2) where

         (1) equals the contract value on the Continuing Spouse's date of death;

         (2) equals the Continuation Net Purchase Payment(s).

What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus amount is a percentage of the Continuation Net Purchase Payments.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME ON PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   APPENDIX C - HYPOTHETICAL EXAMPLE OF THE OPERATION OF THE INCOME PROTECTOR
                                    FEATURE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
This table assumes $100,000 initial investment, net of sales charges, in a Non-qualified contract with no withdrawals, additional Purchase Payments or premium taxes.

-------------------------------------------------------------------------------------------------
                             Minimum annual income if you elect to receive income payments
     If at issue                             on contract anniversary . . .
    you are . . .              7                 10                 15                 20
-------------------------------------------------------------------------------------------------
   Male age 60*              6,108              6,672              7,716              8,832
-------------------------------------------------------------------------------------------------
   Female age 60*            5,388              5,880              6,900              8,112
-------------------------------------------------------------------------------------------------
   Joint**                   4,716              5,028              5,544              5,928
   Male-60
   Female-60
-------------------------------------------------------------------------------------------------

 * Life annuity with 10 years guaranteed
** Joint and survivor life annuity with 20 years guaranteed

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                  AND BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
      PROSPECTUS PROVISION                          AVAILABILITY OR VARIATION                          STATES
--------------------------------------------------------------------------------------------------------------------
 Transfer Privilege                Any transfer over the limit of 15 will incur a $10 transfer   Pennsylvania
                                   fee.                                                          Texas
--------------------------------------------------------------------------------------------------------------------
 Free Look                         Free Look period is 20 days.                                  Idaho
                                                                                                 North Dakota
                                                                                                 Utah
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you reside in California and are age 60 or older on your   California
                                   Contract Date, the Free Look period is 30 days.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period, we   Minnesota
                                   return the greater of (1) your Purchase Payments; or (2) the value of your contract.
--------------------------------------------------------------------------------------------------------------------
 Free Look                         If you cancel your contract during the Free Look period, we   Colorado
                                   return the Purchase Payment(s) paid.                          Delaware
                                                                                                 Georgia
                                                                                                 Hawaii
                                                                                                 Idaho
                                                                                                 Iowa
                                                                                                 Kansas
                                                                                                 Louisiana
                                                                                                 Massachusetts
                                                                                                 Michigan
                                                                                                 Missouri
                                                                                                 Nebraska
                                                                                                 Nevada
                                                                                                 New Hampshire
                                                                                                 North Carolina
                                                                                                 Ohio
                                                                                                 Oklahoma
                                                                                                 Rhode Island
                                                                                                 South Carolina
                                                                                                 Utah
                                                                                                 Washington
                                                                                                 West Virginia
--------------------------------------------------------------------------------------------------------------------
 Premium Tax                       We do not deduct premium tax charges when you surrender your  New Mexico
                                   contract or begin the Income Phase.                           Texas
                                                                                                 Washington
--------------------------------------------------------------------------------------------------------------------
 Market Value Adjustment           L equal to 0.0025                                             Florida
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Please forward a copy (without charge) of the Polaris(II) A-Class Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

        ------------------------------------------------------------------------
        Name

        ------------------------------------------------------------------------
        Address

        ------------------------------------------------------------------------
        City/State/Zip

        Date: ----------------------- Signed: ----------------------------------

   Return to: AIG SunAmerica Life Assurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299
--------------------------------------------------------------------------------

                                                 This filing is made pursuant
                                                 to Rule 497 under the
                                                 Securities Act of 1933 in
                                                 connection with Registration
                                                 No. 333-65965




                       STATEMENT OF ADDITIONAL INFORMATION


                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                    ISSUED BY

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY

                               IN CONNECTION WITH

                         VARIABLE ANNUITY ACCOUNT SEVEN

       (Polaris II A-Class and Polaris II Asset Manager Variable Annuities)

This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated August 29, 2005, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-SUN2 or writing us at:

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                                 August 29, 2005

                                TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
Separate Account .......................................................       3

General Account ........................................................       3

Support Agreement Between the Company and AIG...........................       4

Performance Data .......................................................       4

Income Payments ........................................................       7

Death Benefit Options for Contracts Issued Between October 21, 2001
  and June 1, 2004 .....................................................       8

Death Benefit Options for Contracts Issued Before October 24, 2001......       8

Death Benefit Options Upon the Continuing Spouse's Death
  for Contracts Issued Between October 24, 2001 and June 1, 2004........       9

Annuity Unit Values ....................................................      10

Taxes ..................................................................      13

Distribution of Contracts ..............................................      19

Financial Statements ...................................................      19

                                SEPARATE ACCOUNT


         Variable Annuity Account Seven ("Separate Account") was originally established by Anchor National Life Insurance Company (the "Anchor National") on August 28, 1998, pursuant to the provisions of Arizona law, as a segregated asset account of the Company. Anchor National has since redomesticated to Arizona. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company. This was a name change only and did not affect the substance of any contract. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

         The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

         The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the underlying funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the underlying funds. Values allocated to the Separate Account and the amount of variable income payments will vary with the values of shares of the underlying funds, and are also reduced by contract charges.

         The basic objective of a variable annuity contract is to provide variable income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Variable Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

         Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable income payments).


                                 GENERAL ACCOUNT


         The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to fixed and/or DCA (non-MVA) fixed account options available in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

         The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.

                  SUPPORT AGREEMENT BETWEEN THE COMPANY AND AIG


The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's policyholders have the right to enforce the guarantee directly against American Home.

                                PERFORMANCE DATA


         From time to time the Separate Account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Variable Portfolio (which invests in shares of the Cash Management Portfolio of SunAmerica Series Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Variable Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges (including the mortality and expense risk charge) on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

         In addition, the Separate Account may advertise "total return" data for the Variable Portfolios (including the Cash Management Portfolio). A Variable Portfolio is a sub-account of the separate account which provides for the variable investment options available under the contract. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Cash Management Portfolio. We may from time to time show, in addition to these standardized returns, returns (calculated with the same methodology) with variations on the possible fees and charges.

         ACTUAL PERFORMANCE WILL VARY AND THE HYPOTHETICAL RESULTS SHOWN ARE NOT NECESSARILY REPRESENTATIVE OF FUTURE RESULTS. Performance for periods ending after those shown may vary substantially from those shown in the charts below. The charts show the performance of the Accumulation Units calculated for a specified period of time assuming an initial

Purchase Payment of $1,000 allocated to each Variable Portfolio. The total return figures reflect the effect of both non-recurring and recurring portfolio charges. For Polaris II A-Class contracts, the highest up-front sales charge (5.75%) is reflected. Polaris II Asset Manager contracts are offered through a Registered Investment Adviser in which case you would not be charged a sales charge and performance figures shown are higher. Total return figures are derived from historical data and are not intended to be a projection of future performance. Variable Annuity Account Seven also funds another contract (Polaris
Plus) which has been in existence longer than the Polaris II A-Class and Polaris II Asset Manager Variable Annuities. The majority of Variable Portfolios in the Polaris II A-Class and Polaris II Asset Manager are also available in that other contract and have been since March 19, 1999. The since inception numbers for the Variable Portfolios are based on Separate Account historical data (which is adjusted for the fees and charges applicable to the Polaris II A-Class and Polaris II Asset Manager) and represent adjusted actual performance of the Separate Account. The performance figures also reflect the actual fees and expenses paid by each Variable Portfolio.

         In calculating hypothetical adjusted historical performance, for periods starting prior to the date the Separate Account funded contracts that were first offered to the public, the total return data will be derived from the performance of the corresponding underlying portfolios of Anchor Series Trust, SunAmerica Series Trust, Lord Abbett Series Fund, Inc., American Funds Insurance Series and VanKampen Life Investment Trust ("the Trusts") modified to reflect the charges and expenses as if the Separate Account Variable Portfolios had been in existence since the inception date of each respective Trusts' underlying fund. Thus, such performance figures should not be construed to be actual performance of the Separate Account Variable Portfolio. Rather, they are intended to indicate the hypothetical adjusted historical performance of the corresponding underlying funds of Trusts adjusted to provide comparability to the performance of the Variable Portfolios after the date the Separate Account funded the contracts that were first offered to the public (which will reflect the effect of fees and charges imposed under the contracts). The Trusts have served since their inception as underlying investment media for Separate Accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.

         Performance data is computed in the manners described below.

CASH MANAGEMENT PORTFOLIO


         Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

                  Base Period Return = (EV-SV)/(SV)

         where:

                  SV = value of one Accumulation Unit at the start of a 7 day period

                  EV = value of one Accumulation Unit at the end of the 7 day period


         The change in the value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period.

         The current yield is then obtained by annualizing the Base Period
Return:

                  Current Yield = (Base Period Return) x (365/7)

         The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                                                             365/7
                  Effective Yield = [(Base Period Return + 1)      - 1]

         The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments.

         Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.


OTHER VARIABLE PORTFOLIOS

         The Variable Portfolios of the Separate Account other than the Cash Management Portfolio compute their performance data as "total return."

         Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the following formulas:

         For Polaris II A-Class contracts:

                                n
                  [(1-SC)P](1+T) = ERV

where:            P  =  a hypothetical initial payment of $1,000
                  T  =  average annual total return
                  n  =  number of years
                 SC  =  sales charge

                ERV  =  ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof)

         For Polaris II Asset Manager contracts:

                        n
                  P(1+T) = ERV

where:            P  =  a hypothetical initial payment of $1,000
                  T  =  average annual total return
                  n  =  number of years

                ERV  =  ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof)

         As with the Cash Management Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

        These rates of return do not reflect election of EstatePlus. The rates of return would be lower if EstatePlus were included in the calculation.


PORTFOLIO ALLOCATOR MODELS PERFORMANCE

The separate account also computes "total return" data for each of the Portfolio Allocator models. Each model is comprised of a combination of Variable Portfolios available under the contract using various asset classes based on historical asset class performance.

Total return for a Portfolio Allocator model represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical investment in a contract, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. It is assumed that the initial hypothetical investment is made on the model inception date and rebalanced in accordance with the model on each reevaluation date. The model inception date is the date when the model was first offered for investment.

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question.

                 P (1 + T) (n)  =  ERV

                 P   =    contract value at the beginning of period n

                 T   =    average annual total return for the period in question

                 n = number of years, either 1-year, 5-year, or 10-year period in question (or fractional period thereof). For a period less than one year, n is equal to 1.

                 ERV = redeemable value (as of the end of the stated period in question) of a hypothetical investment made on the inception date of the model. The initial investment is allocated to the specific portfolios in the applicable model based on the stated percentages applicable during that time and it is reallocated on the reevaluation date of March 31. Ending redeemable value is calculated based on the sum of units and ending unit value of each portfolio at the time of redemption.

                                INCOME PAYMENTS

INITIAL MONTHLY INCOME PAYMENTS

         The initial income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employee-sponsored retirement plans, such classification is not permitted), premium taxes, if applicable, age of the Annuitant and designated second person, if any, and the income option selected.

         The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable income payment remains constant for the second and subsequent monthly variable income payments, assuming that no reallocation of contract values is made.


SUBSEQUENT MONTHLY INCOME PAYMENTS

         For fixed income payments, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly income payment.

         For variable income payments, the amount of the second and each subsequent monthly income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly income payment, above, by the Annuity Unit value as of the day preceding the date on which each income payment is due.


INCOME PAYMENTS UNDER THE INCOME PROTECTOR PROGRAM

         If the Income Protector program is available and contract holders elect to begin income payments using the program, the income benefit base is determined as described in the prospectus. The initial income payment is determined by applying the income benefit base to the annuity table specifically designated for use in conjunction with the Income Protector feature, either in the contract or in the endorsement to the contract. Those tables are based on a set amount per $1,000 of income benefit base applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted), premium tax, if applicable, age of the Annuitant and designated second person, if any, and the Income Option selected.

         The income benefit base is applied then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. The amount of the second and each subsequent income payment is the same as that determined above for the first monthly income payment.

                   DEATH BENEFIT OPTIONS FOR CONTRACTS ISSUED
                   BETWEEN OCTOBER 21, 2001 AND JUNE 1, 2004

 THE DEATH BENEFITS FOR CONTRACTS ISSUED BEFORE JUNE 1, 2004 ARE AS FOLLOWS:

OPTION 1 -- PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. total Gross Purchase Payments reduced by any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

     3. Net Purchase Payments compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals in the same proportion that the withdrawal reduced contract value on the date of the withdrawal; or

     4. the contract value on the seventh contract anniversary, plus any Purchase Payments since the seventh contract anniversary; and reduced for any withdrawals since the seventh contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any purchase payments recorded after the date of death; and reduced for each withdrawal recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

          The Purchase Payment Accumulation option may not be available to Washington state policyowners. Please check with your financial representative for availability.

OPTION 2 -- MAXIMUM ANNIVERSARY OPTION

The death benefit is the greatest of:

     1. the contract value at the time we receive all required paperwork and satisfactory proof of death; or

     2. total Gross Purchase Payments reduced by any withdrawal in the same proportion that the withdrawal reduced the contract value on the date of each withdrawal; or

     3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals since the contract anniversary in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

          If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of Option 2 if:

          - you are age 81 or older at the time of contract issue; or
          - you are age 90 or older at the time of your death.

          The death benefit options on contracts issued before October 24, 2001 would be subject to a different calculation. Please see the Statement of Additions Information for details.



                   DEATH BENEFIT OPTIONS FOR CONTRACTS ISSUED
                             BEFORE OCTOBER 24, 2001

THE FOLLOWING DETAILS THE DEATH BENEFIT OPTIONS FOR CONTRACTS ISSUED BEFORE OCTOBER 24, 2001:

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

The death benefit is the greater of:

               1. the contract value at the time we receive all required
                  paperwork and satisfactory proof of death; or

               2. total Gross Purchase Payments less withdrawals; or

               3. total Purchase Payments less withdrawals, compounded at a 4%
                  annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death; or

               4. the contract value on the seventh contract anniversary, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death.

OPTION 2 - MAXIMUM ANNIVERSARY OPTION

The death benefit is the greater of:

               1. the contract value at the time we receive all required
                  paperwork and satisfactory proof of death; or

               2. total Gross Purchase Payments less withdrawals; or
               3. the maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments and less any withdrawals, since that contract anniversary.

If you are age 90 or older at the time of death and selected the Option 2 death benefit, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. Accordingly, you do not get the advantage of option 2 if you are age 81 or older at the time of contract issue, or you are age 90 or older at the time of your death.

                   DEATH BENEFIT OPTIONS UPON THE CONTINUING
                  SPOUSE'S DEATH FOR CONTRACTS ISSUED BETWEEN
                       OCTOBER 24, 2001 AND JUNE 1, 2004


THE FOLLOWING DESCRIBES THE DEATH BENEFIT OPTIONS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BEFORE JUNE 1, 2004:

     1. Purchase Payment Accumulation Option

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments; or

          c. Continuation Net Purchase Payments compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments recorded after the date of death; and reduced by any Gross Withdrawals recorded after the date of death in the same proportion that the Gross Withdrawal reduced the contract value on the date of each withdrawal; or

          d. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary and reduced for any Gross Withdrawals recorded after the seventh contract anniversary in the same proportion that the Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the Continuation
             Date) plus any Purchase Payments; and reduced for any withdrawals recorded after the date of death in the same proportion that each withdrawal reduced the contract value on the date of the withdrawal.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Total Gross Purchase Payments reduced by any withdrawals in the same proportions that the withdrawal reduced the contract value on the date of each withdrawal; or

          c. Net Purchase Payments made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the original contract issue date) plus any Purchase Payments recorded after the date of death; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the withdrawal; or

          d. The contract value on the seventh contract anniversary following the original issue date of the contract, plus any Purchase Payments since the seventh contract anniversary; and reduced for any Gross Withdrawals since the seventh contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal, all compounded at a 4% annual growth rate until the date of death (3% annual growth rate if the Continuing Spouse is age 70 or older on the contract issue date) plus any Purchase Payments; and reduced for any Gross Withdrawals recorded after the date of death in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal.

     2. Maximum Anniversary Value Option -- if the continuing spouse is below age 90 at the time of death, and:

          If a Continuation Contribution is added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Continuation Net Purchase Payments; or

          c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date and prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments made since that contract anniversary; and reduced for any Gross Withdrawals recorded since the contract anniversary in the same proportion that each Gross Withdrawal reduced the contract value on the date of the Gross Withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

          If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greatest of:

          a. The contract value on the date we receive all required paperwork and satisfactory proof of the Continuing Spouse's death; or

          b. Total Gross Purchase Payments reduced by withdrawals in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or

          c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any Gross Withdrawals since the contract anniversary in the same proportion that the Gross Withdrawal reduced each contract value on the date of the Gross Withdrawal. Contract anniversary is defined as the full 12 month period after the original contract issue date.

          If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.

THE FOLLOWING DETAILS THE DEATH BENEFIT OPTIONS UPON THE CONTINUING SPOUSE'S DEATH FOR CONTRACTS ISSUED BEFORE OCTOBER 24, 2001:

DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

OPTION 1 - PURCHASE PAYMENT ACCUMULATION OPTION

               If a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

               a. The contract value on the date we receive all required
                  paperwork and satisfactory proof of the Continuing Spouse's death; or

               b. Total Gross Purchase Payments less withdrawals;


               c. The contract value on the Continuation Date (including the
                  Continuation Contribution) plus any Purchase Payments minus any withdrawals made since the Continuation Date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Continuation Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or

               d. The contract value on the seventh contract anniversary
                  following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse is age 70 or older on the Continuation Date) plus any Purchase Payments less withdrawals recorded after the date of death. The Continuation Contribution is considered a Purchase Payment received on the Continuation Date.

               If a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

               a. The contract value on the date we receive all required
                  paperwork and satisfactory proof of the Continuing Spouse's death; or

               b. Total Gross Purchase Payments less withdrawals;


               c. Purchase Payments minus withdrawals made from the original contract issue date compounded to the date of death at a 4% annual growth rate, (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments minus withdrawals recorded after the date of death; or

               d. The contract value on the seventh contract anniversary
                  following the original issue date of the contract, plus any Purchase Payments and less any withdrawals, since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if the Continuing Spouse was age 70 or older on the Contract Issue Date) plus any Purchase Payments less withdrawals recorded after the date of death.

OPTION 2 - MAXIMUM ANNIVERSARY OPTION

               If the Continuing Spouse is below age 90 at the time of death, and if a Continuation Contribution is added on the Continuation Date, the death benefit is the greater of:

               a. The contract value on the date we receive all required
                  paperwork and satisfactory proof of the Continuing Spouse's death; or

               b. Continuation Net Purchase Payments plus Purchase Payments made since the Continuation Date; and reduced for withdrawals in the same proportion that the contract value was reduced on the date of such withdrawal; or

               c. The maximum anniversary value on any contract anniversary occurring after the Continuation Date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

               If the Continuing Spouse is below age 90 at the time of death and if a Continuation Contribution is not added on the Continuation Date, the death benefit is the greater of:

               a. The contract value on the date we receive all required
                  paperwork and satisfactory proof of the Continuing Spouse's death; or

               b. Net Purchase Payments received since the original issue date;
                  or

               c. The maximum anniversary value on any contract anniversary from the original contract issue date prior to the Continuing Spouse's 81st birthday. The anniversary value equals the contract value on a contract anniversary plus any Purchase Payments since that contract anniversary; and reduced for any withdrawals recorded since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. Contract anniversary is defined as any anniversary following the full 12 month period after the original contract issue date.

If the Continuing Spouse is age 90 or older at the time of death, under the Maximum Anniversary death benefit, their beneficiary will receive only the contract value at the time we receive all required paperwork and satisfactory proof of death.


                               ANNUITY UNIT VALUES

         The value of an Annuity Unit is determined independently for each Variable Portfolio.

         The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable income payments will decrease over time. If the net investment rate equals 3.5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

         The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each income payment will vary accordingly.

         For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

         The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

         The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

         (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

         (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

         The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.

         ILLUSTRATIVE EXAMPLE

         Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                           NIF = ($11.46/$11.44)

                                  = 1.00174825

         The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                            (1/12)
                  1/[(1.035)      ] = 0.99713732

         In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                  $10.103523 x 1.00174825 x 0.99713732 = $10.092213

         To determine the initial payment, the initial income payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

         The NIF measures the performance of the funds that are the basis for the amount of future income payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate, the payment remains the same as the prior month. If the rate of the NIF is different than the AIR, then this proportion is greater than one and payments are increased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.


VARIABLE INCOME PAYMENTS

         ILLUSTRATIVE EXAMPLE

         Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second income payment date is $13.327695.

         P's first variable income payment is determined from the annuity factor tables in P's contract, using the information assumed above. From these tables, which supply monthly annuity factors for each $1,000 of applied contract value, P's first variable income payment is determined by multiplying the factor of $4.92 (Option 4 tables, male Annuitant age 60 at the Annuity Date) by the result of dividing P's account value by $1,000:

          First Variable Income Payment = $4.92 x ($116,412.31/$1,000) = $572.75

         The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his funds to another Variable Portfolio) is also determined at this time and is equal to the amount of the first variable income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

              Annuity Units = $572.75/$13.256932 = 43.203812

         P's second variable income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second income payment due date and by applying a monthly factor to neutralize the assumed investment rate of 3.5% per year.

              Second Variable Income Payment =
                                                               (1/12)
                              43.203812 x $13.327695x1/[(1.035)      ] = $574.16

         The third and subsequent variable income payments are computed in a manner similar to the second variable income payment.

         Note that the amount of the first variable income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Income Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Income Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable income payments.



                                      TAXES

General

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Withholding Tax on Distributions

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including rollovers from IRAs can be waived.

An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

Diversification -- Separate Account Investments

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

Non-Natural Owners

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

Multiple Contracts

The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.

Tax Treatment of Assignments of Qualified Contracts

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)

Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract

If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Trustee to Trustee Transfers of Qualified Contracts

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.

Partial 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans

The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.

One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2004 is $13,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with the employer, and by an additional $3,000 in 2004 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2004 may not exceed the lessor of $41,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2004 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2004. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) Roth IRAs

Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2004 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2004. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans - Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.

                            DISTRIBUTION OF CONTRACTS

         The contracts are offered on a continuous basis through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG Retirement Services, Inc. No underwriting fees are paid in connection with the distribution of the contracts.

                              FINANCIAL STATEMENTS


         The consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 are included in this Statement of Additional Information. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligations under the contracts for amounts allocated to the fixed account options. The financial statements of Variable Annuity Account Seven at April 30, 2005, and for each of the two years in the period ended April 30, 2005 are also included herein.


         PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the independent registered public accounting firm for the Separate Account and the Company. The financial statements of the Company and the Separate Account have been so included or incorporated by reference in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS



                                                                        Page
                                                                      Number(s)
                                                                      ---------
Report of Independent Registered Public Accounting Firm                  F-2

Consolidated Balance Sheet - December 31, 2004 and
December 31, 2003                                                    F-3 to F-4

Consolidated Statement of Income and Comprehensive
Income - Years Ended December 31, 2004, 2003 and 2002                F-5 to F-6

Consolidated Statement of Cash Flows - Years Ended
December 31, 2004, 2003 and 2002                                     F-7 to F-8

Notes to Consolidated Financial Statements                           F-9 to F-38

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AIG SunAmerica Life Assurance Company:


In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and comprehensive income and of cash flows, in all material respects, the financial position of AIG SunAmerica Life Assurance Company (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts in 2004.



PricewaterhouseCoopers LLP
Los Angeles, California
April 15, 2005

                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEET


                                                                December 31,   December 31,
                                                                    2004           2003
                                                                -----------    -----------

                                                                      (in thousands)
ASSETS

Investments and cash:
  Cash and short-term investments                               $   201,117    $   133,105
  Bonds, notes and redeemable preferred stocks available for sale, at fair value (amortized cost: December 31, 2004,
    $5,007,868; December 31, 2003, $5,351,183)                    5,161,027      5,505,800
  Mortgage loans                                                    624,179        716,846
  Policy loans                                                      185,958        200,232
  Mutual funds                                                        6,131         21,159
  Common stocks available for sale, at fair value (cost:
    December 31, 2004, $4,876; December 31, 2003, $635)               4,902            727
  Real estate                                                        20,091         22,166
  Securities lending collateral                                     883,792        514,145
  Other invested assets                                              38,789         10,453
                                                                -----------    -----------

  Total investments and cash                                      7,125,986      7,124,633

Variable annuity assets held in separate accounts                22,612,451     19,178,796
Accrued investment income                                            73,769         74,647
Deferred acquisition costs                                        1,349,089      1,268,621
Other deferred expenses                                             257,781        236,707
Income taxes currently receivable from Parent                         9,945         15,455
Receivable from brokers for sales of securities                         161             --
Goodwill                                                             14,038         14,038
Other assets                                                         52,795         58,830
                                                                -----------    -----------

TOTAL ASSETS                                                    $31,496,015    $27,971,727
                                                                ===========    ===========




          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEET (Continued)

                                                               December 31,   December 31,
                                                                   2004           2003
                                                               -----------    -----------

                                                                     (in thousands)
LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
  Reserves for fixed annuity and fixed accounts of variable
    annuity contracts                                          $ 3,948,158    $ 4,274,329
  Reserves for universal life insurance contracts                1,535,905      1,609,233
  Reserves for guaranteed investment contracts                     215,331        218,032
  Reserves for guaranteed benefits                                  76,949         12,022
  Securities lending payable                                       883,792        514,145
  Due to affiliates                                                 21,655         19,289
  Payable to brokers                                                    --          1,140
  Other liabilities                                                190,198        247,435
                                                               -----------    -----------

  Total reserves, payables and accrued liabilities               6,871,988      6,895,625

Variable annuity liabilities related to separate accounts       22,612,451     19,178,796

Subordinated notes payable to affiliates                                --         40,960

Deferred income taxes                                              257,532        242,556
                                                               -----------    -----------

Total liabilities                                               29,741,971     26,357,937
                                                               -----------    -----------

Shareholder's equity:
  Common stock                                                       3,511          3,511
  Additional paid-in capital                                       758,346        709,246
  Retained earnings                                                919,612        828,423
  Accumulated other comprehensive income                            72,575         72,610
                                                               -----------    -----------

  Total shareholder's equity                                     1,754,044      1,613,790
                                                               -----------    -----------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                     $31,496,015    $27,971,727
                                                               ===========    ===========




          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
            CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME

                                                                 Years Ended December 31,
                                                          -------------------------------------
                                                             2004          2003          2002
                                                          ---------     ---------     ---------

                                                                      (in thousands)
REVENUES:
  Fee income:
    Variable annuity policy fees, net of reinsurance      $ 369,141     $ 281,359     $ 286,919
    Asset management fees                                    89,569        66,663        66,423
    Universal life insurance fees, net of reinsurance        33,899        35,816        36,253
    Surrender charges                                        26,219        27,733        32,507
    Other fees                                               15,753        15,520        21,900
                                                          ---------     ---------     ---------
      Total fee income                                      534,581       427,091       444,002

Investment income                                           363,594       402,923       387,355
Net realized investment losses                              (23,807)      (30,354)      (65,811)
                                                          ---------     ---------     ---------


Total revenues                                              874,368       799,660       765,546
                                                          ---------     ---------     ---------

BENEFITS AND EXPENSES:

Interest expense:
  Fixed annuity and fixed accounts of variable annuity
    contracts                                               140,889       153,636       142,973
  Universal life insurance contracts                         73,745        76,415        80,021
  Guaranteed investment contracts                             6,034         7,534        11,267
  Subordinated notes payable to affiliates                    2,081         2,628         3,868
                                                          ---------     ---------     ---------
Total interest expense                                      222,749       240,213       238,129
Amortization of bonus interest                               10,357        19,776        16,277
General and administrative expenses                         131,612       119,093       115,210
Amortization of deferred acquisition costs and
  other deferred expenses                                   157,650       160,106       222,484
Annual commissions                                           64,323        55,661        58,389
Claims on universal life contracts, net of reinsurance
  recoveries                                                 17,420        17,766        15,716
Guaranteed minimum death benefits,
  net of reinsurance recoveries                              58,756        63,268        67,492
                                                          ---------     ---------     ---------

Total benefits and expenses                                 662,867       675,883       733,697
                                                          ---------     ---------     ---------

PRETAX INCOME BEFORE CUMULATIVE
  EFFECT OF ACCOUNTING CHANGE                               211,501       123,777        31,849

Income tax expense                                            6,410        30,247           160
                                                          ---------     ---------     ---------

NET INCOME BEFORE CUMULATIVE
  EFFECT OF ACCOUNTING CHANGE                               205,091        93,530        31,689

Cumulative effect of accounting change, net of tax          (62,589)           --            --
                                                          ---------     ---------     ---------

NET INCOME                                                $ 142,502     $  93,530     $  31,689
                                                          ---------     ---------     ---------

          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
      CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)

                                                              Years Ended December 31,
                                                       -------------------------------------
                                                          2004          2003          2002
                                                       ---------     ---------     ---------

                                                                   (in thousands)
OTHER COMPREHENSIVE INCOME (LOSS),
  NET OF TAX:
  Net unrealized gains (losses) on debt and equity
    securities available for sale identified in the
    current period less related amortization of
    deferred acquisition costs and other deferred
    expenses                                           $ (20,487)    $  67,125     $  20,358
  Less reclassification adjustment for net realized
    losses included in net income                         19,263        19,194        52,285

  Net unrealized gains (losses) on foreign currency        1,170            --            --

  Change related to cash flow hedges                          --            --        (2,218)

  Income tax (benefit) expense                                19       (30,213)      (24,649)
                                                       ---------     ---------     ---------

OTHER COMPREHENSIVE INCOME (LOSS)                            (35)       56,106        45,776
                                                       ---------     ---------     ---------

COMPREHENSIVE INCOME                                   $ 142,467     $ 149,636     $  77,465
                                                       =========     =========     =========




          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                      Years Ended December 31,
                                                            -------------------------------------------
                                                                2004            2003            2002
                                                            -----------     -----------     -----------

                                                                           (in thousands)
CASH FLOW FROM OPERATING ACTIVITIES:
Net income                                                  $   142,502     $    93,530     $    31,689
Adjustments to reconcile net income to net cash provided
  by operating activities:
  Cumulative effect of accounting change, net of tax             62,589              --              --
  Interest credited to:
    Fixed annuity and fixed accounts of variable
    annuity contracts                                           140,889         153,636         142,973
    Universal life insurance contracts                           73,745          76,415          80,021
    Guaranteed investment contracts                               6,034           7,534          11,267
  Net realized investment losses                                 23,807          30,354          65,811
  Accretion of net discounts on investments                      (1,277)         (9,378)         (2,412)
  Loss on other invested assets                                     572           2,859           3,932
  Amortization of deferred acquisition costs and other
    expenses                                                    168,007         179,882         238,761
  Acquisition costs deferred                                   (246,033)       (212,251)       (204,833)
  Other expenses deferred                                       (62,906)        (70,158)        (77,602)
  Depreciation of fixed assets                                    1,619           1,718             860
  Provision for deferred income taxes                            49,337        (129,591)        106,044
  Change in:
    Accrued investment income                                       878             679          13,907
    Other assets                                                  4,416         (12,349)          4,736
    Income taxes currently payable to/receivable from
      Parent                                                       5157         148,898         (43,629)
    Due from/to affiliates                                        2,366         (36,841)         (7,743)
    Other liabilities                                             7,485          10,697          (7,143)
  Other, net                                                      2,284          14,885          10,877
                                                            -----------     -----------     -----------

NET CASH PROVIDED BY OPERATING
  ACTIVITIES                                                    381,471         250,519         367,516
                                                            -----------     -----------     -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
  Bonds, notes and redeemable preferred stocks                 (964,705)     (2,078,310)     (2,403,362)
  Mortgage loans                                                (31,502)        (44,247)       (128,764)
  Other investments, excluding short-term investments           (33,235)        (20,266)        (65,184)
Sales of:
  Bonds, notes and redeemable preferred stocks                  383,695       1,190,299         849,022
  Other investments, excluding short-term investments            22,283          12,835             825
Redemptions and maturities of:
  Bonds, notes and redeemable preferred stocks                  898,682         994,014         615,798
  Mortgage loans                                                125,475          67,506          82,825
  Other investments, excluding short-term investments            10,915          72,970         114,347
                                                            -----------     -----------     -----------
NET CASH PROVIDED BY (USED IN) INVESTING
  ACTIVITIES                                                $   411,608     $   194,801     $  (934,493)
                                                            -----------     -----------     -----------


          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)

                                                               Years Ended December 31,
                                                     -------------------------------------------
                                                         2004            2003            2002
                                                     -----------     -----------     -----------

                                                                    (in thousands)
CASH FLOW FROM FINANCING ACTIVITIES:
Deposits received on:
  Fixed annuity and fixed accounts of variable
    annuity contracts                                $ 1,360,319     $ 1,553,000     $ 1,731,597
  Universal life insurance contracts                      45,183          45,657          49,402
Net exchanges from the fixed accounts of variable
  annuity contracts                                   (1,332,240)     (1,108,030)       (503,221)
Withdrawal payments on:
  Fixed annuity and fixed accounts of variable
    annuity contracts                                   (458,052)       (464,332)       (529,466)
  Universal life insurance contracts                     (69,185)        (61,039)        (68,444)
  Guaranteed investment contracts                         (8,614)       (148,719)       (135,084)
Claims and annuity payments, net of
  reinsurance, on:
  Fixed annuity and fixed accounts of variable
    annuity contracts                                   (108,691)       (109,412)        (98,570)
  Universal life insurance contracts                    (105,489)       (111,380)       (100,995)
Net receipt from (repayments of) other short-term
  financings                                             (41,060)         14,000              --
Net payment related to a modified coinsurance
  transaction                                             (4,738)        (26,655)        (30,282)
Capital contribution received from Parent                     --              --         200,000
Dividends paid to Parent                                  (2,500)        (12,187)        (10,000)
                                                     -----------     -----------     -----------

NET CASH (USED IN) PROVIDED BY
  FINANCING ACTIVITIES                                  (725,067)       (429,097)        504,937
                                                     -----------     -----------     -----------

NET INCREASE (DECREASE) IN CASH AND
  SHORT-TERM INVESTMENTS                                  68,012          16,223         (62,040)

CASH AND SHORT-TERM INVESTMENTS AT
  BEGINNING OF PERIOD                                    133,105         116,882         178,922
                                                     -----------     -----------     -----------

CASH AND SHORT-TERM INVESTMENTS AT
  END OF PERIOD                                      $   201,117     $   133,105     $   116,882
                                                     ===========     ===========     ===========


SUPPLEMENTAL CASH FLOW FORMATION:

Interest paid on indebtedness                        $     2,081     $     2,628     $     3,868
                                                     ===========     ===========     ===========

Net income taxes (received) paid to Parent           $   (47,749)    $    10,989     $     5,856
                                                     ===========     ===========     ===========




          See accompanying notes to consolidated financial statements.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    BASIS OF PRESENTATION

      AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) (the "Company") is a direct wholly owned subsidiary of SunAmerica Life Insurance Company (the "Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS") (formerly AIG SunAmerica Inc.), a wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company is an Arizona-domiciled life insurance company principally engaged in the business of writing variable annuity contracts directed to the market for tax-deferred, long-term savings products.

      The Company changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company until February 28, 2003, at which time it began doing business under its new name.

      Effective January 1, 2004, the Parent contributed to the Company 100% of the outstanding capital stock of its consolidated subsidiary, AIG SunAmerica Asset Management Corp. ("SAAMCo") (formerly SunAmerica Asset Management Corp.) which in turn has two wholly owned subsidiaries: AIG SunAmerica Capital Services, Inc. ("SACS") (formerly SunAmerica Capital Services, Inc.) and AIG SunAmerica Fund Services, Inc. ("SFS") (formerly SunAmerica Fund Services, Inc.). Pursuant to this contribution, SAAMCo became a direct wholly owned subsidiary of the Company. Assets, liabilities and shareholder's equity at December 31, 2003 were restated to include $190,605,000, $39,952,000 and $150,653,000, respectively, of
      SAAMCo balances. Similarly, the results of operations and cash flows for the years ended December 31, 2003 and 2002 have been restated for the addition and subtraction to pretax income of $16,345,000 and $4,464,000 to reflect the SAAMCo activity. Prior to this capital contribution to the Company, SAAMCo distributed certain investments with a tax effect of $49,100,000 which was indemnified by its then parent, SALIC. See Note 10 of the Notes to Consolidated Financial Statements.

      SAAMCo and its wholly owned distributor, SACS, and its wholly owned servicing administrator, SFS, are included in the Company's asset management segment (see Note 13). These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios.

      The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

      Products for the annuity operations and asset management operations are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization in the annuity operations represented 24.8% of deposits in the year ended December 31, 2004, 14.6% of deposits in the year ended December 31, 2003 and 11.9% of deposits in the year ended December 31, 2002. No other independent selling organization was responsible for 10% or more of deposits for any such period. One

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1.    BASIS OF PRESENTATION (Continued)

      independent selling organization in the asset management operations represented 16.0% of deposits in the year ended December 31, 2004 and 10.8% of deposits in the year ended December 31, 2003. No other independent selling organization was responsible for 10% or more of deposits for any such period.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates. Certain prior period items have been reclassified to conform to the current period's presentation.

      INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

      Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of deferred acquisition costs, deferred other expenses and income tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes, redeemable preferred stocks and common stocks are reduced to estimated net fair value when declines in such values are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

      Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Mutual funds consist of seed money for mutual funds used as investment vehicles for the Company's variable annuity separate accounts and is carried at market value. Real estate is carried at the lower of cost or net realizable value.

      Securities lending collateral consist of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The fair value of securities pledged under the securities lending agreement were $862,481,000 and $502,885,000 as of December 31, 2004 and 2003, respectively, and represents securities included in bonds, notes and redeemable preferred stocks available for sale caption in the consolidated balance sheet as of December 31, 2004 and 2003, respectively. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income.

      Other invested assets consist principally of investments in limited partnerships and put options on the S&P 500 index purchased to partially offset the risk of Guaranteed Minimum Account Value ("GMAV") benefits and Guaranteed Minimum Withdrawal ("GMWB") benefits (see Note 7). Limited partnerships are carried at cost. The put options do not qualify for hedge accounting and accordingly are marked to market and changes in market value are recorded through investment income.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

      The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the consolidated statement of income and comprehensive income. Impairments writedowns totaled $21,050,000, $54,092,000 and $57,273,000 in the years ending December 31,
      2004, 2003 and 2002.

      DERIVATIVE FINANCIAL INSTRUMENTS: Derivative financial instruments primarily used by the Company include interest rate swap agreements and put options on the S&P 500 index entered into to partially offset the risk of certain guarantees of annuity contract values. The Company is neither a dealer nor a trader in derivative financial instruments.

      The Company recognizes all derivatives in the consolidated balance sheet at fair value. Hedge accounting requires a high correlation between changes in fair values or cash flows of the derivative financial instrument and the specific item being hedged, both at inception and throughout the life of the hedge. For fair value hedges, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized in earnings. For cash flow hedges, to the extent the hedge is effective, gains and losses in the fair value of both the derivative and the hedged item attributable to the risk being hedged are recognized as component of accumulated other comprehensive income in shareholder's equity.

      Any ineffective portion of cash flow hedges is reported in investment income. On the date a derivative contract is entered into, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value or cash flow hedges to specific assets and liabilities on the balance sheet.

      Interest rate swap agreements convert specific investment securities from a floating-rate to a fixed-rate basis, or vice versa, and hedge against the risk of declining rates on anticipated security purchases. Interest rate swaps in which the Company agrees to pay a fixed rate and receive a floating rate are accounted for as fair value hedges. Interest rate swaps in which the Company agrees to pay a floating rate and receive a fixed rate are accounted for as cash flow hedges. The difference between amounts paid and received on swap agreements is recorded as an adjustment to investment income or interest expense, as appropriate, on an accrual basis over the periods covered by the agreements. The related amount payable to or receivable from counterparties is included in other liabilities or other assets.

      The Company issues certain variable annuity products that offer an optional GMAV and GMWB living benefit. If elected by the contract holder at the time of contract issuance, the GMAV feature guarantees that the account value under the contract will equal or exceed the amount of the initial principal invested, adjusted for withdrawals, at the end of a ten-year waiting period. If elected by the contract holder at the time of contract issuance, the GMWB feature guarantees an annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days, adjusted for any subsequent withdrawals. There is a separate charge to the contract holder for these features. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV and GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities"("FAS 133"), the GMAV and GMWB benefits are considered embedded derivatives that are bifurcated and marked to market and recorded in other liabilities in the consolidated balance sheet. Changes in the market value of the estimated GMAV and GMWB benefits are recorded through investment income.

      Deferred Acquisition Costs ("DAC"): Policy acquisition costs are deferred and amortized over the estimated lives of the annuity and universal life insurance contracts. Policy acquisition costs include commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

      DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying contracts. EGPs are computed based on assumptions related to the underlying contracts, including their anticipated duration, the growth rate of the separate account assets (with respect to variable options of the variable annuity contracts) or general account assets (with respect to fixed options of variable annuity contracts ("Fixed Options") and universal life insurance contracts) supporting the annuity obligations, costs of providing for contract guarantees and the level of expenses necessary to maintain the contracts. The Company adjusts amortization of DAC and other deferred expenses (a "DAC unlocking") when estimates of future gross profits to be realized from its annuity contracts are revised.

      The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity contracts is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology that allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

      As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity.

      The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to amortization expense on the consolidated statement of income and comprehensive income.

      OTHER DEFERRED EXPENSES: The annuity operations currently offers enhanced crediting rates or bonus payments to contract holders on certain of its products. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. The Company previously deferred these expenses as part of DAC and reported the amortization of such amounts as part of DAC amortization. Upon implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"), the Company reclassified $155,695,000 of these expenses from DAC to other deferred expenses, which is reported on the consolidated balance

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      sheet. The prior period consolidated balance sheet and consolidated statements of income and comprehensive income presentation has been reclassified to conform to the new presentation. See Recently Issued Accounting Standards below.

      The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

      The Company reviews the carrying value of other deferred expenses on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned, credited rates, persistency, withdrawal rates, rates of market return and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

      VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity policy fees in the consolidated statement of income and comprehensive income.

      GOODWILL: Goodwill amounted to $14,038,000 (net of accumulated amortization of $18,838,000) at December 31, 2004 and 2003. In accordance with Statement of Financial Accounting Standard No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"), the Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed, followed by a measurement of the amount of the impairment, if any. The Company has evaluated goodwill for impairment as of December 31, 2004 and 2003, and has determined that no impairment provision is necessary.

      RESERVES FOR FIXED ANNUITY CONTRACTS, FIXED ACCOUNTS OF VARIABLE ANNUITY CONTRACTS, UNIVERSAL LIFE INSURANCE CONTRACTS AND GICs: Reserves for fixed annuity, Fixed Options, universal life insurance and GIC contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees). Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income and comprehensive income, as they are recorded directly to contract holders' liabilities upon receipt.

      RESERVES FOR GUARANTEED BENEFITS: Reserves for guaranteed minimum death benefits ("GMDB"), earnings enhancement benefit and guaranteed minimum income benefits are accounted for in accordance with SOP 03-1. See Recently Issued Accounting Standards below.

      FEE INCOME: Fee income includes variable annuity policy fees, asset management fees, universal life insurance fees, commissions and surrender charges. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios by SAAMCo. Universal life insurance policy fees consist of mortality charges,

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      up-front fees earned on deposits received and administrative fees, net of reinsurance premiums. Surrender charges are assessed on withdrawals occurring during the surrender charge period. All fee income is recorded as income when earned with net retained commissions are recognized as income on a trade date basis.

      INCOME TAXES: Prior to the 2004, the Company was included in a consolidated federal income tax return with its Parent. Also, prior to 2004, SAAMCO, SFS and SACS were included in a separate consolidated federal income tax return with their Parent, Saamsun Holdings Corporation. Beginning in 2004, all of these companies are included in the consolidated federal income tax return of their ultimate parent, AIG. Income taxes have been calculated as if each entity files a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

      RECENTLY ISSUED ACCOUNTING STANDARDS: In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1. This statement was effective as of January 1, 2004, and requires the Company to recognize a liability for GMDB and certain living benefits related to its variable annuity contracts, account for enhanced crediting rates or bonus payments to contract holders and modifies certain disclosures and financial statement presentations for these products. In addition, SOP 03-1 addresses the presentation and reporting of separate accounts and the capitalization and amortization of certain other expenses. The Company reported for the first quarter of 2004 a one-time cumulative accounting charge upon adoption of $62,589,000 ($96,291,000 pre-tax) to reflect the liability and the related impact of DAC and reinsurance as of January 1, 2004.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS

            The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                                  Amortized           Estimated
                                                     Cost             Fair Value
                                                  ----------          ----------

                                                          (in thousands)
      AT DECEMBER 31, 2004:

      U.S. government securities                  $   28,443          $   30,300
      Mortgage-backed securities                     926,274             956,567
      Securities of public utilities                 321,381             332,038
      Corporate bonds and notes                    2,797,943           2,902,829
      Redeemable preferred stocks                     20,140              21,550
      Other debt securities                          913,687             917,743
                                                  ----------          ----------

        Total                                     $5,007,868          $5,161,027
                                                  ==========          ==========


                                                  Amortized           Estimated
                                                     Cost             Fair Value
                                                  ----------          ----------

                                                          (in thousands)
      AT DECEMBER 31, 2003:

      U.S. government securities                  $   22,393          $   24,292
      Mortgage-backed securities                   1,148,452           1,191,817
      Securities of public utilities                 352,998             365,150
      Corporate bonds and notes                    2,590,254           2,697,142
      Redeemable preferred stocks                     21,515              22,175
      Other debt securities                        1,215,571           1,205,224
                                                  ----------          ----------

        Total                                     $5,351,183          $5,505,800
                                                  ==========          ==========

      At December 31, 2004, bonds, notes and redeemable preferred stocks included $386,426,000 that were not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 10 industries with 19%, 16%, 16% and 10% concentrated in telecommunications, utilities, financial institutions and noncyclical consumer products industries, respectively. No other industry concentration constituted more than 10% of these assets.

      At December 31, 2004, mortgage loans were collateralized by properties located in 30 states, with loans totaling approximately 27%, 11% and 10% of the aggregate carrying value of the portfolio secured by properties located in California, Michigan and Massachusetts, respectively. No more than 10% of the portfolio was secured by properties in any other single state.

      At December 31, 2004, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $40,051,000 of bonds.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      As a component of its asset and liability management strategy, the Company utilizes interest rate swap agreements to match assets more closely to liabilities. Interest rate swap agreements exchange interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) with a counterparty, based on an underlying principal balance (notional principal) to hedge against interest rate changes.

      The Company typically utilizes swap agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments.

      At December 31, 2004, $10,505,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

      At December 31, 2004, no investments in any one entity or its affiliates exceeded 10% of the Company's shareholder's equity.

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2004, follow:

                                                    Amortized        Estimated
                                                       Cost          Fair Value
                                                    ----------       ----------

                                                           (in thousands)

      Due in one year or less                       $  278,939       $  281,954
      Due after one year through five years          2,076,145        2,138,574
      Due after five years through ten years         1,299,345        1,339,499
      Due after ten years                              427,165          444,433
      Mortgage-backed securities                       926,274          956,567
                                                    ----------       ----------

        Total                                       $5,007,868       $5,161,027
                                                    ==========       ==========

      Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

      Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                       Gross            Gross
                                                    Unrealized       Unrealized
                                                       Gains           Losses
                                                    ----------       ----------

                                                           (in thousands)

      AT DECEMBER 31, 2004:

      U.S. government securities                    $    1,857       $       --
      Mortgage-backed securities                        32,678           (2,385)
      Securities of public utilities                    11,418             (761)
      Corporate bonds and notes                        118,069          (13,183)
      Redeemable preferred stocks                        1,410               --
      Other debt securities                             14,871          (10,815)
                                                    ----------       ----------

        Total                                       $  180,303       $  (27,144)
                                                    ==========       ==========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

                                                       Gross            Gross
                                                    Unrealized       Unrealized
                                                       Gains           Losses
                                                    ----------       ----------

                                                           (in thousands)

      AT DECEMBER 31, 2003:

      U.S. government securities                    $    1,898       $       --
      Mortgage-backed securities                        46,346           (2,980)
      Securities of public utilities                    13,467           (1,315)
      Corporate bonds and notes                        127,996          (21,108)
      Redeemable preferred stocks                          660               --
      Other debt securities                             24,366          (34,713)
                                                    ----------       ----------

        Total                                       $  214,733       $  (60,116)
                                                    ==========       ==========

      Gross unrealized gains on equity securities aggregated $26,000 at December 31, 2004 and $112,000 at December 31, 2003. There were no unrealized losses on equity securities at December 31, 2004 and gross unrealized losses on equity securities aggregated $20,000 at December 31, 2003.

      The following tables summarize the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2004 and 2003 (dollars in thousands).

                                   Less than 12 Months                   12 Months or More                        Total
                           -----------------------------------  -----------------------------------  -------------------------------
                                       Unrealized                           Unrealized                           Unrealized
    December 31, 2004      Fair Value     Loss         Items    Fair Value     Loss         Items    Fair Value     Loss      Items
                           ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------   ------
    Mortgage-backed
      securities           $  125,589  $   (1,282)          23  $   40,275  $   (1,103)           9  $  165,864  $   (2,385)      32
    Securities of public
      utilities                46,249        (761)           9           0           0            0      46,249        (761)       9
    Corporate bonds
      and notes               487,923      (7,418)          86      87,194      (5,765)          15     575,117     (13,183)     101
    Other debt securities     207,378      (4,062)          36      79,782      (6,753)          12     287,160     (10,815)      48
                           ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------   ------
      Total                $  867,139  $  (13,523)         154  $  207,251  $  (13,621)          36  $1,074,390  $  (27,144)     190
                           ==========  ==========   ==========  ==========  ==========   ==========  ==========  ==========   ======

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

                                   Less than 12 Months                   12 Months or More                        Total
                           -----------------------------------  -----------------------------------  -------------------------------
                                       Unrealized                           Unrealized                           Unrealized
    December 31, 2003      Fair Value     Loss         Items    Fair Value     Loss         Items    Fair Value     Loss      Items
                           ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------   ------
    Mortgage-backed
      securities           $  180,559  $   (2,882)          49  $   13,080  $      (98)           6  $  193,639  $   (2,980)      55
    Securities of public
      utilities                67,626      (1,315)           8          --          --           --      67,626      (1,315)       8
    Corporate bonds
      and notes               276,373     (17,086)          54      30,383      (4,022)           5     306,756     (21,108)      59
    Other debt securities     302,230     (33,951)          54      41,523        (762)           5     343,753     (34,713)      59
                           ----------  ----------   ----------  ----------  ----------   ----------  ----------  ----------   ------
      Total                $  826,788  $  (55,234)         165  $   84,986  $   (4,882)          16  $  911,774  $  (60,116)     181
                           ==========  ==========   ==========  ==========  ==========   ==========  ==========  ==========   ======

      Realized investment gains and losses on sales of investments are as follows:

                                                Years ended December 31,
                                        ----------------------------------------
                                          2004            2003            2002
                                        --------        --------        --------

                                                     (in thousands)
      BONDS, NOTES AND REDEEMABLE
        PREFERRED STOCKS:
        Realized gains                  $ 12,240        $ 30,896        $ 25,013
        Realized losses                  (12,623)        (11,818)        (32,865)

      COMMON STOCKS:
        Realized gains                         5             561              --
        Realized losses                     (247)           (117)           (169)

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      The sources and related amounts of investment income are as follows:

                                                                   Years ended December 31,
                                                         -------------------------------------------
                                                            2004             2003             2002
                                                         ---------        ---------        ---------

                                                                        (in thousands)

      Short-term investments                             $   2,483        $   1,363        $   5,447
      Bonds, notes and redeemable preferred stocks         293,258          321,493          305,480
      Mortgage loans                                        50,825           53,951           55,417
      Partnerships                                             417             (478)          12,344
      Policy loans                                          17,130           15,925           18,796
      Real estate                                             (202)            (331)            (276)
      Other invested assets                                  2,149           13,308           (7,496)
      Less: investment expenses                             (2,466)          (2,308)          (2,357)
                                                         ---------        ---------        ---------

      Total investment income                            $ 363,594        $ 402,923        $ 387,355
                                                         =========        =========        =========


      Investment income was attributable to the following products:

                                                                   Years ended December 31,
                                                         -------------------------------------------
                                                            2004             2003             2002
                                                         ---------        ---------        ---------

                                                                        (in thousands)

      Fixed annuity contracts                            $  34,135        $  37,762        $  41,856
      Variable annuity contracts                           222,660          239,863          201,766
      Guaranteed investment contracts                       13,191           20,660           28,056
      Universal life insurance contracts                    92,645          100,019          105,878
      Asset management                                         963            4,619            9,799
                                                         ---------        ---------        ---------
      Total                                              $ 363,594        $ 402,923        $ 387,355
                                                         =========        =========        =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial assets (including its real estate investments and other invested assets except for partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

      The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

      CASH AND SHORT-TERM INSTRUMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

      MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

      POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

      MUTUAL FUNDS: Fair value is considered to be the market value of the underlying securities.

      COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

      PARTNERSHIPS: Fair value of partnerships that invest in debt and equity securities is based upon the fair value of the net assets of the partnerships as determined by the general partners.

      VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

      RESERVES FOR FIXED ANNUITY AND FIXED ACCOUNTS OF VARIABLE ANNUITY
      CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

      RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates.

      SECURITIES LENDING COLLATERAL/PAYABLE: Carrying value is considered to be a reasonable estimate of fair value.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

      VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

      SUBORDINATED NOTES TO/FROM AFFILIATES: Fair value is estimated based on the quoted market prices for similar issues.

      The estimated fair values of the Company's financial instruments at December 31, 2004 and 2003 compared with their respective carrying values, are as follows:

                                                                         Carrying            Fair
                                                                           Value             Value
                                                                        -----------       -----------

                                                                               (in thousands)
      DECEMBER 31, 2004:

      ASSETS:
        Cash and short-term investments                                 $   201,117       $   201,117
        Bonds, notes and redeemable preferred stocks                      5,161,027         5,161,027
        Mortgage loans                                                      624,179           657,828
        Policy loans                                                        185,958           185,958
        Mutual funds                                                          6,131             6,131
        Common stocks                                                         4,902             4,902
        Partnerships                                                          1,084             1,084
        Securities lending collateral                                       883,792           883,792
        Put options hedging guaranteed benefits                              37,705            37,705
        Variable annuity assets held in separate accounts                22,612,451        22,612,451

      LIABILITIES:
        Reserves for fixed annuity and fixed accounts of variable
          annuity contracts                                             $ 3,948,158       $ 3,943,265
        Reserves for guaranteed investment contracts                        215,331           219,230
        Securities lending payable                                          883,792           883,792
        Variable annuity liabilities related to separate accounts        22,612,451        22,612,451

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                                         Carrying            Fair
                                                                           Value             Value
                                                                        -----------       -----------

                                                                               (in thousands)
      DECEMBER 31, 2003:

      ASSETS:
        Cash and short-term investments                                 $   133,105       $   133,105
        Bonds, notes and redeemable preferred stocks                      5,505,800         5,505,800
        Mortgage loans                                                      716,846           774,758
        Policy loans                                                        200,232           200,232
        Mutual funds                                                         21,159            21,159
        Common stocks                                                           727               727
        Partnerships                                                          1,312             1,685
        Securities lending collateral                                       514,145           514,145
        Put options hedging guaranteed benefits                               9,141             9,141
        Variable annuity assets held in separate accounts                19,178,796        19,178,796

      LIABILITIES:
        Reserves for fixed annuity and fixed accounts of variable
          annuity contracts                                             $ 4,274,329       $ 4,225,329
        Reserves for guaranteed investment contracts                        218,032           223,553
        Securities lending payable                                          514,145           514,145
        Variable annuity liabilities related to separate accounts        19,178,796        19,178,796
        Subordinated note payable to affiliate                               40,960            40,960

5.    DEFERRED ACQUISITION COSTS

      The following table summarizes the activity in deferred acquisition costs:

                                                                     Years Ended December 31,
                                                                  ------------------------------
                                                                      2004               2003
                                                                  -----------        -----------

                                                                          (in thousands)

      Balance at beginning of year                                $ 1,268,621        $ 1,224,101
      Acquisition costs deferred                                      246,033            212,250
      Effect of net unrealized gains (losses) on securities               267            (30,600)
      Amortization charged to income                                 (126,142)          (137,130)
      Cumulative effect of SOP 03-1                                   (39,690)                --
                                                                  -----------        -----------

      Balance at end of year                                      $ 1,349,089        $ 1,268,621
                                                                  ===========        ===========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

6.    OTHER DEFERRED EXPENSES

      The annuity operations defer enhanced crediting rates or bonus payments to contract holders on certain of its products ("Bonus Payments"). The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature. The following table summarizes the activity in these deferred expenses:

                                                                    Bonus         Distribution
                                                                   Payments          Costs            Total
                                                                  ---------        ---------        ---------

                                                                                 (in thousands)
      YEAR ENDED DECEMBER 31, 2004

      Balance at beginning of year                                $ 155,695        $  81,011        $ 236,707
      Expenses deferred                                              36,732           26,175           62,906
      Effect of net unrealized gains (losses) on securities              33               --               33
      Amortization charged in income                                (10,357)         (31,508)         (41,865)
                                                                  ---------        ---------        ---------

      Balance at end of year                                      $ 182,103        $  75,678        $ 257,781
                                                                  =========        =========        =========


      YEAR ENDED DECEMBER 31, 2003

      Balance at beginning of year                                $ 140,647        $  72,053        $ 212,700
      Expenses deferred                                              38,224           31,934           70,159
      Effect of net unrealized gains (losses) on securities          (3,400)              --           (3,400)
      Amortization charged in income                                (19,776)         (22,976)         (42,752)
                                                                  ---------        ---------        ---------

      Balance at end of year                                      $ 155,695        $  81,011        $ 236,707
                                                                  =========        =========        =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    GUARANTEED BENEFITS

      The Company issues variable annuity contracts for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the Fixed Options. For many of the Company's variable annuity contracts, the Company offers contractual guarantees in the event of death, at specified dates during the accumulation period, upon certain withdrawals or at annuitization. Such benefits are referred to as GMDB, GMAV, GMWB and guaranteed minimum income benefits ("GMIB"), respectively. The Company also issues certain variable annuity products that offer an optional earnings enhancement benefit ("EEB") feature that provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums.

      The assets supporting the variable portion of variable annuity contracts are carried at fair value and reported as summary total "variable annuity assets held in separate accounts" with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity policy fees, net of reinsurance, in the consolidated statement of income and comprehensive income. Changes in liabilities for minimum guarantees are included in guaranteed benefits, net of reinsurance, in the consolidated statement of income and comprehensive income. Separate account net investment income, net investment gains and losses and the related liability charges are offset within the same line item in the consolidated statement of income and comprehensive income.

      The Company offers GMDB options that guarantee for virtually all contract holders, that upon death, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product and election by policy owner. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

      EEB is a feature the Company offers on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

      If available and elected by the contract holder, GMIB provides a minimum fixed annuity payment guarantee after a seven, nine or ten-year waiting period. As there is a waiting period to annuitize using the GMIB, there are no policies eligible to receive this benefit at December 31, 2004. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed benefits, net of reinsurance recoveries, if actual experience or other evidence suggests that earlier assumptions should be revised.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    GUARANTEED BENEFITS (Continued)

      GMAV is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, GMAV guarantees that the account value under the contract will at least equal the amount of deposits invested during the first ninety days, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company purchases put options on the S&P 500 index to partially offset this risk. GMAVs are considered to be derivatives under FAS 133, and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.

      GMWB is a feature offered on certain variable annuity products. If available and elected by the contract holder at the time of contract issuance, this feature provides a guaranteed annual withdrawal stream, regardless of market performance, equal to deposits invested during the first ninety days adjusted for any subsequent withdrawals ("Eligible Premium"). These guaranteed annual withdrawals of up to 10% of Eligible Premium are available after either a three-year or a five-year waiting period as elected by the contract holder at time of contract issuance, without reducing the future amounts guaranteed. If no withdrawals have been made during the waiting period of three or five years, the contract holder will realize an additional 10% or 20%, respectively, of Eligible Premium after all other amounts guaranteed under this benefit have been paid. GMWBs are considered to be derivatives under FAS 133 and are recognized at fair value in the consolidated balance sheet and through investment income in the consolidated statement of income and comprehensive income.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    GUARANTEED BENEFITS (Continued)

      Details concerning the Company's guaranteed benefit exposures as of December 31, 2004 are as follows:

                                                                                          Highest Specified
                                                                                             Anniversary
                                                                          Return of Net     Account Value
                                                                         Deposits Plus a  Minus Withdrawals
                                                                         Minimum Return   Post Anniversary
                                                                         ---------------  -----------------

                                                                               (dollars in millions)
      In the event of death (GMDB and EEB):
         Account value                                                        $12,883          $12,890
         Net amount at risk (a)                                               $   933          $ 1,137
         Average attained age of contract holders                                  67               64
         Range of guaranteed minimum return rates                               0%-5%               0%

      At annuitization (GMIB):
         Account value                                                        $ 6,942
         Net amount at risk (b)                                               $     3
         Weighted average period remaining until earliest annuitization     3.8 Years
         Range of guaranteed minimum return rates                             0%-6.5%

      Accumulation at specified date (GMAV):
         Account value                                                        $ 1,533
         Net amount at risk (c)                                               $    --
         Weighted average period remaining until guaranteed payment         9.0 Years

      Annual withdrawals at specified date (GMWB):
         Account value                                                        $   294
         Net amount at risk (d)                                               $    --
         Weighted average period remaining until expected payout           13.9 Years

      (a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, net of reinsurance, if all contract holders died at the same balance sheet date. The net amount at risk does not take into account the effect of caps and deductibles from the various reinsurance treaties.

      (b) Net amount at risk represents the present value of the expected annuitization payments at the expected annuitization dates in excess of the present value of the expected account value at the expected annuitization dates, net of reinsurance.

      (c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value, if all contract holders reached the specified date at the same balance sheet date.

      (d) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date. If no withdrawals have been made during the waiting period of 3 or 5 years, the contract holder will realize an additional 10% or 20% of Eligible Premium, respectively, after all other amounts guaranteed under this benefit have been paid. The additional 10% or 20% enhancement increases the net amount at risk by $26.3 million and is payable no sooner than 13 or 15 years from contract issuance for the 3 or 5 year waiting periods, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

7.    GUARANTEED BENEFITS (Continued)

      The following summarizes the reserve for guaranteed benefits, net of reinsurance, on variable contracts reflected in the general account:

                                                                            (in thousands)
Balance at January 1, 2004 before reinsurance (e)                             $  92,873
Guaranteed benefits incurred                                                     61,472
Guaranteed benefits paid                                                        (49,947)
                                                                              ---------

Balance at December 31, 2004 before reinsurance                                 104,398
  Less reinsurance                                                              (27,449)
                                                                              ---------

Balance at December 31, 2004, net of reinsurance                              $  76,949
                                                                              =========

      (e) Includes amounts from the one-time cumulative accounting change resulting from the adoption of SOP 03-1.

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2004:

      - Data used was 5,000 stochastically generated investment performance scenarios.

      -     Mean investment performance assumption was 10%.

      -     Volatility assumption was 16%.

      -     Mortality was assumed to be 64% of the 75-80 ALB table.

      - Lapse rates vary by contract type and duration and range from 0% to 40%.

      -     The discount rate was approximately 8%.

8.    REINSURANCE

      Reinsurance contracts do not relieve the Company from its obligations to contract holders. The Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal. The Company has no reinsurance recoverable or related concentration of credit risk greater than 10% of shareholder's equity.

      Variable policy fees are net of reinsurance premiums of $28,604,000, $30,795,000 and $22,500,000 in 2004, 2003 and 2002, respectively.
      Universal life insurance fees are net of reinsurance premiums of $34,311,000, $33,710,000 and $34,098,000 in 2004, 2003 and 2002,
      respectively.

      The Company has a reinsurance treaty under which the Company retains no more than $100,000 of risk on any one insured life in order to limit the exposure to loss on any single insured. Reinsurance recoveries recognized as a reduction of claims on universal life insurance contracts amounted to $34,163,000, $34,036,000 and $29,171,000 in 2004, 2003 and 2002,
      respectively. Guaranteed benefits were reduced by reinsurance recoveries of $2,716,000, $8,042,000 and $8,362,000 in 2004, 2003 and 2002,
      respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9.    COMMITMENTS AND CONTINGENT LIABILITIES

      The Company has six agreements outstanding in which it has provided liquidity support for certain short-term securities of municipalities and non-profit organizations by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. In addition, the Company guarantees the payment of these securities upon redemption. The maximum liability under these guarantees at December 31, 2004 is $195,442,000. These commitments have contractual maturity dates in 2005. Related to each of these agreements are participation agreements with the Parent under which the Parent will share in $62,590,000 of these liabilities in exchange for a proportionate percentage of the fees received under these agreements. The Internal Revenue Service has completed its examinations into the transactions underlying these commitments, including the Company's role in the transactions. The examination did not result in a material loss to the Company.

      At December 31, 2004, the Company has commitments to purchase a total of approximately $10,000,000 of asset-backed securities in the ordinary course of business. The expiration dates of these commitments are as follows: $2,000,000 in 2005 and $8,000,000 in 2007.

      Various federal, state and other regulatory agencies are reviewing certain transactions and practices of the Company and its subsidiaries in connection with industry-wide and other inquiries. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the Company's consolidated financial position, results of operations or cash flows of the Company.

      Various lawsuits against the Company and its subsidiaries have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and regulatory and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

      On April 5, 2004, a purported class action captioned Nitika Mehta, as
                                                           ----------------
      Trustee of the N.D. Mehta Living Trust vs. AIG SunAmerica Life Assurance
      ------------------------------------------------------------------------
      Company, Case 04L0199, was filed in the Circuit Court, Twentieth Judicial
      -------
      District in St. Clair County, Illinois. The lawsuit alleges certain improprieties in conjunction with alleged market timing activities. The probability of any particular outcome cannot be reasonably estimated at this time. The company cannot estimate a range because the litigation has not progressed beyond the preliminary stage.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   SHAREHOLDER'S EQUITY

      The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At December 31, 2004 and 2003, 3,511 shares were outstanding.

      Changes in shareholder's equity are as follows:

                                                                             Years ended December 31,
                                                                   -------------------------------------------
                                                                      2004             2003             2002
                                                                   ---------        ---------        ---------

                                                                                  (in thousands)
      ADDITIONAL PAID-IN CAPITAL:
        Beginning balances                                         $ 709,246        $ 709,246        $ 509,246
        Capital contributions by Parent                               49,100               --          200,000
                                                                   ---------        ---------        ---------

        Ending balances                                            $ 758,346        $ 709,246        $ 709,246
                                                                   =========        =========        =========

      RETAINED EARNINGS:
        Beginning balances                                         $ 828,423        $ 730,321        $ 669,103
        Net income                                                   142,502           93,530           31,689
        Dividends paid to Parent                                      (2,500)         (12,187)         (10,000)
        Adjustment for tax benefit of distributed subsidiary             287           16,759           39,529
        Tax effect on a distribution of investment                   (49,100)              --               --
                                                                   ---------        ---------        ---------

        Ending balances                                            $ 919,612        $ 828,423        $ 730,321
                                                                   =========        =========        =========

      ACCUMULATED OTHER COMPREHENSIVE
        INCOME (LOSS):
        Beginning balances                                         $  72,610        $  16,504        $ (29,272)
        Change in net unrealized gains (losses)
          on debt securities available for sale                       (1,459)         118,725           98,718
        Change in net unrealized gains (losses)
          on equity securities available for sale                        (65)           1,594           (1,075)
        Change in net unrealized gains on foreign currency             1,170               --               --
        Change in adjustment to deferred acquisition costs
          and other deferred expenses                                    300          (34,000)         (25,000)
        Net change related to cash flow hedges                            --               --           (2,218)
        Tax effects of net changes                                        19          (30,213)         (24,649)
                                                                   ---------        ---------        ---------

        Ending balances                                            $  72,575        $  72,610        $  16,504
                                                                   =========        =========        =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   SHAREHOLDER'S EQUITY (Continued)

      Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                                           December 31,     December 31,
                                                               2004             2003
                                                            ---------        ---------

                                                                  (in thousands)

        Gross unrealized gains                              $ 180,329        $ 214,845
        Gross unrealized losses                               (27,144)         (60,136)
        Unrealized gain on foreign currency                     1,170               --
        Adjustment to DAC and other deferred expenses         (42,700)         (43,000)
        Deferred income taxes                                 (39,080)         (39,099)
                                                            ---------        ---------

        Accumulated other comprehensive income              $  72,575        $  72,610
                                                            =========        =========

      On October 30, 2002, the Company received a capital contribution of $200,000,000 in cash from the Parent.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

10.   SHAREHOLDER'S EQUITY (Continued)

      Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations if, after paying the dividend, the Company's capital and surplus would be adequate in the opinion of the Arizona Department of Insurance. Accordingly, the maximum amount of dividends that can be paid to shareholder in the year 2005 without obtaining prior approval is $83,649,000. Dividends of $2,500,000 were paid in 2004. Prior to the capital contribution of SAAMCo to the Company, SAAMCo paid dividends to its parent, SunAmerica Life Insurance Company, of $12,187,000 and $10,000,000 in 2003 and 2002, respectively.

      Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income totaled $99,288,000 for the year ended December 31, 2004, net income of $89,071,000 and net loss of $180,737,000 for the years ended December 31, 2003 and 2002, respectively. The Company's statutory capital and surplus totaled $840,001,000 at December 31, 2004 and $602,348,000 at December 31, 2003.

11.   INCOME TAXES

      The components of the provisions for income taxes on pretax income consist of the following:

                                               Years ended December 31,
                                     ------------------------------------------
                                        2004             2003             2002
                                     ---------        ---------        ---------

                                                    (in thousands)

      Current expense (benefit)      $ (42,927)       $ 127,655        $(105,369)
      Deferred expense (benefit)        49,337          (97,408)         105,529
                                     ---------        ---------        ---------

      Total income tax expense       $   6,410        $  30,247        $     160
                                     =========        =========        =========

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.   INCOME TAXES (Continued)

      Income taxes computed at the United States federal income tax rate of 35% and income tax expenses reflected in statement of income and comprehensive income provided differ as follows:

                                                                       Years ended December 31,
                                                               ----------------------------------------
                                                                 2004            2003            2002
                                                               --------        --------        --------

                                                                            (in thousands)

      Amount computed at statutory rate                        $ 74,025        $ 43,322        $ 11,147
      Increases (decreases) resulting from:
          State income taxes, net of federal tax benefit          4,020           2,273            (567)
          Dividends received deduction                          (19,058)        (15,920)        (10,117)
          Tax credits                                            (4,000)             --              --
          Adjustment to prior year tax liability (a)            (39,730)             --              --
          Other, net                                             (8,847)            572            (303)
                                                               --------        --------        --------

        Total income tax expense                               $  6,410        $ 30,247        $    160
                                                               ========        ========        ========


            (a) In 2004, the Company revised its estimate of tax contingency amount for prior year based on additional information that became available.

      Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $14,300,000 of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company eliminated its policyholders' surplus balance in January 2005.

      At December 31, 2004, the Company had net operating carryforwards, capital loss carryforwards and tax credit carryforwards for Federal income tax purposes of $15,515,000, $63,774,000 and $44,604,000, respectively, arising from affordable housing investments no longer owned by SAAMCo. Such carryforwards expire in 2018, 2006 to 2008 and 2018, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11.   INCOME TAXES (Continued)

      Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for deferred income taxes are as follows:

                                                                                   December 31,     December 31,
                                                                                       2004             2003
                                                                                    ---------        ---------

                                                                                          (in thousands)

        DEFERRED TAX LIABILITIES:

        Deferred acquisition costs and other deferred expenses                      $ 432,868        $ 473,387
        State income taxes                                                             10,283            5,744
        Other liabilities                                                              15,629              350
        Net unrealized gains on debt and equity securities available for sale          39,080           39,098

                                                                                    ---------        ---------
        Total deferred tax liabilities                                                497,860          518,579
                                                                                    ---------        ---------

        DEFERRED TAX ASSETS:

        Investments                                                                   (28,915)         (25,213)
        Contract holder reserves                                                     (122,691)        (158,112)
        Guaranty fund assessments                                                      (3,402)          (3,408)
        Deferred income                                                                 (5,604)         (3,801)
        Other assets                                                                   (1,068)          (7,446)
        Net operating loss carryforward                                                (5,430)              --
        Capital loss carryforward                                                     (22,321)         (20,565)
        Low income housing credit carryforward                                        (44,604)         (36,600)
        Partnership income/loss                                                        (6,293)         (20,878)

                                                                                    ---------        ---------
        Total deferred tax assets                                                    (240,328)        (276,023)
                                                                                    ---------        ---------

        Deferred income taxes                                                       $ 257,532        $ 242,556
                                                                                    =========        =========


      The Company has concluded that the deferred tax asset will be fully realized and no valuation allowance is necessary.

12.   RELATED-PARTY MATTERS

      As of December 31, 2004, subordinated notes payable to affiliates were paid off except for accrued interest totaling $460,000 which is included in other liabilities on the consolidated balance sheet.

      On February 15, 2004, the Company entered into a short-term financing arrangement with the Parent whereby the Company has the right to borrow up to $500,000,000 from the Parent and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.   RELATED-PARTY MATTERS (Continued)

      On February 15, 2004, the Company entered into a short-term financing arrangement with its affiliate, First SunAmerica Life Insurance Company ("FSA"), whereby the Company has the right to borrow up to $15,000,000 from FSA and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

      On December 19, 2001, the Company entered into a short-term financing arrangement with AIGRS whereby AIGRS has the right to borrow up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

      On December 19, 2001, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII"), whereby SAII has the right to borrow up to $500,000,000 from the Company. Any advances made under this agreement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

      On September 26, 2001, the Company entered into a short-term financing arrangement with AIGRS. Under the terms of this agreement, the Company has immediate access of up to $500,000,000. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this agreement at December 31, 2004.

      On September 26, 2001, the Company entered into a short-term financing arrangement with SAII, whereby the Company has the right to borrow up to $500,000,000. Any advances made under this agreement must be repaid within 30 days. At December 31, 2004 and 2003, the Company owed $0 and $14,000,000, respectively, under this agreement, which was included in due to affiliates.

      On October 31, 2003, the Company became a party to an existing credit agreement under which the Company agreed to make loans to AIG in an aggregate amount of up to $60,000,000. This commitment expires on October 28, 2005. There were no balances outstanding under this agreement at December 31, 2004.

      For the years ended December 31, 2004, 2003 and 2002, the Company paid commissions totaling $60,674,000, $51,716,000 and $59,058,000, respectively, to nine affiliated broker-dealers: Royal Alliance Associates, Inc.; SunAmerica Securities, Inc.; Advantage Capital Corporation; FSC Services Corporation; Sentra Securities Corporation; Spelman & Co., Inc.; VALIC Financial Advisors; American General Equity Securities Corporation and American General Securities Inc. These affiliated broker-dealers distribute a significant portion of the Company's variable annuity products amounting to approximately 23%, 24% and 31% of deposits for each of the respective years. Of the Company's mutual fund sales, approximately 25%, 23% and 28% were distributed by these affiliated broker-dealers for the years ended December 31, 2004, 2003 and 2002, respectively.

      On February 1, 2004, SAAMCo entered into an administrative services agreement with FSA whereby SAAMCo will pay to FSA a fee based on a percentage of all assets invested through FSA's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for FSA's variable annuity products. Amounts incurred by the Company under this agreement totaled $1,537,000 in 2004 and are included in the Company's consolidated statement of income and comprehensive income. A fee of $150,000, $1,620,000 and $1,777,000 was paid under a different agreement in 2004, 2003 and 2002, respectively.

      On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, The Variable Annuity Life Insurance Company ("VALIC"), whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement totaled $9,074,000, $7,587,000 and $7,614,000 in 2004, 2003 and 2002, respectively, and are net of certain administrative costs incurred by VALIC of

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.   RELATED-PARTY MATTERS (Continued)

      $2,593,000, $2,168,000 and $2,175,000, respectively. The net amounts earned by SAAMCo are included in other fees in the consolidated statement of income and comprehensive income.

      The Company has a support agreement in effect between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholder's surplus of not less than $1,000,000 or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligations of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the Support Agreement. Contract holders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such contract holder when due, have the right to enforce the Support Agreement directly against AIG.

      The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool. This guarantee is unconditional and irrevocable, and the Company's contract holders have the right to enforce the guarantee directly against American Home. While American Home does not publish financial statements, it does file statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

      The Company's ultimate parent, AIG, has announced that it has delayed filing its Annual Report on Form 10-K for the year ended December 31, 2004 to allow AIG's Board of Directors and new management adequate time to complete an extensive review of AIG's books and records. The review includes issues arising from pending investigations into non-traditional insurance products and certain assumed reinsurance transactions by the Office of the Attorney General for the State of New York and the SEC and from AIG's decision to review the accounting treatment of certain additional items. Circumstances affecting AIG can have an impact on the Company. For example, the recent downgrades and ratings actions taken by the major rating agencies with respect to AIG, resulted in corresponding downgrades and ratings actions being taken with respect to the Company's ratings. Accordingly, we can give no assurance that any further changes in circumstances for AIG will not impact us. While the outcome of this investigation is not determinable at this time, management believes that the ultimate outcome will not have a material adverse effect on Company operating results, cash flows or financial position.

      Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, legal, marketing and data processing services from its Parent, AIGRS and AIG. The allocation of such costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $148,554,000 for the year ended December 31, 2004, $126,531,000 for the year ended December 31, 2003 and $119,981,000 for the year ended December 31, 2002. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $60,183,000, $48,733,000 and $49,004,000 respectively, and is deferred and amortized as part of deferred acquisition costs. The other components of such costs are included in general and administrative expenses in the consolidated statement of income and comprehensive income.

      The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $3,712,000, $3,838,000 and $3,408,000 for the years ended December 31, 2004, 2003 and
      2002, respectively.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.   RELATED-PARTY MATTERS (Continued)

      The Company incurred $1,113,000, $500,000 and $790,000 of management fees to an affiliate of the Company to administer its securities lending program for the years ended December 31, 2004, 2003 and 2002, respectively (see Note 2).

      In December 2003, the Company purchased an affiliated bond with a carrying value of $37,129,000. At December 31, 2004, the affiliated bond has a market value of $34,630,000.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.   BUSINESS SEGMENTS

      The Company conducts its business through two business segments, annuity operations and asset management operations. Annuity operations consists of the sale and administration of deposit-type insurance contracts, including fixed and variable annuity contracts, universal life insurance contracts and GICs. Asset management operations, which includes the managing, distributing and administering a diversified family of mutual funds, managing certain subaccounts offered within the Company's variable annuity products and providing professional management of individual, corporate and pension plan portfolios, is conducted by SAAMCo and its subsidiary and distributor, SACS, and its subsidiary and servicing administrator, SFS. Following is selected information pertaining to the Company's business segments.

                                                                                    Asset
                                                               Annuity           Management
                                                             Operations          Operations            Total
                                                            ------------        ------------       ------------

                                                                               (in thousands)
        YEAR ENDED DECEMBER 31, 2004:
          REVENUES:
          Fee income:
            Variable annuity policy fees, net of
              reinsurance                                   $    369,141        $         --       $    369,141
            Asset management fees                                     --              89,569             89,569
            Universal life insurance policy fees, net
              of reinsurance                                      33,899                  --             33,899
            Surrender charges                                     26,219                  --             26,219
            Other fees                                                --              15,753             15,753
                                                            ------------        ------------       ------------
          Total fee income                                       429,259             105,322            534,581

          Investment income                                      362,631                 963            363,594
          Net realized investment gains (losses)                 (24,100)                293            (23,807)
                                                            ------------        ------------       ------------

          Total revenues                                         767,790             106,578            874,368
                                                            ------------        ------------       ------------

          BENEFITS AND EXPENSES:
          Interest expense                                       220,668               2,081            222,749
          Amortization of bonus interest                          10,357                  --             10,357
          General and administrative expenses                     93,188              38,424            131,612
          Amortization of deferred acquisition costs
            and other deferred expenses                          126,142              31,508            157,650
          Annual commissions                                      64,323                  --             64,323
          Claims on universal life contracts,
            net of reinsurance recoveries                         17,420                  --             17,420
          Guaranteed benefits, net of reinsurance
            recoveries                                            58,756                  --             58,756
                                                            ------------        ------------       ------------

          Total benefits and expenses                            590,854              72,013            662,867
                                                            ------------        ------------       ------------

          Pretax income before cumulative effect of
            accounting change                               $    176,936        $     34,565       $    211,501
                                                            ============        ============       ============

          Total assets                                      $ 31,323,462        $    217,155       $ 31,540,617
                                                            ============        ============       ============

          Expenditures for long-lived assets                $         --        $        132       $        132
                                                            ============        ============       ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.   BUSINESS SEGMENTS (Continued)

                                                                                    Asset
                                                               Annuity           Management
                                                             Operations          Operations            Total
                                                            ------------        ------------       ------------

                                                                               (in thousands)
        YEAR ENDED DECEMBER 31, 2003:

          REVENUES:
          Fee income:
            Variable annuity policy fees, net of
              reinsurance                                   $    281,359        $         --       $    281,359
            Asset management fees                                     --              66,663             66,663
            Universal life insurance policy fees, net
              of reinsurance                                      35,816                  --             35,816
            Surrender charges                                     27,733                  --             27,733
            Other fees                                                --              15,520             15,520
                                                            ------------        ------------       ------------
          Total fee income                                       344,908              82,183            427,091

          Investment income                                      398,304               4,619            402,923
          Net realized investment losses                         (30,354)                 --            (30,354)
                                                            ------------        ------------       ------------

          Total revenues                                         712,858              86,802            799,660
                                                            ------------        ------------       ------------

          BENEFITS AND EXPENSES:
          Interest expense                                       237,585               2,628            240,213
          Amortization of bonus interest                          19,776                  --             19,776
          General and administrative expenses                     83,013              36,080            119,093
          Amortization of deferred acquisition costs
            and other deferred expenses                          137,130              22,976            160,106
          Annual commissions                                      55,661                  --             55,661
          Claims on universal life contracts,
            net of reinsurance recoveries                         17,766                  --             17,766
          Guaranteed benefits, net of reinsurance
            recoveries                                            63,268                  --             63,268
                                                            ------------        ------------       ------------

          Total benefits and expenses                            614,199              61,684            675,883
                                                            ------------        ------------       ------------

          Pretax income before cumulative effect of
            accounting change                               $     98,659        $     25,118       $    123,777
                                                            ============        ============       ============

          Total assets                                      $ 27,781,457        $    190,270       $ 27,971,727
                                                            ============        ============       ============

          Expenditures for long-lived assets                $         --        $      2,977       $      2,977
                                                            ============        ============       ============

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13.     BUSINESS SEGMENTS (Continued)

                                                                                    Asset
                                                               Annuity           Management
                                                             Operations          Operations            Total
                                                            ------------        ------------       ------------

                                                                               (in thousands)
        YEAR ENDED DECEMBER 31, 2002:

          REVENUES:
          Fee income:
            Variable annuity policy fees, net of
              reinsurance                                   $    286,919        $         --       $    286,919
            Asset management fees                                     --              66,423             66,423
            Universal life insurance policy fees, net
              of reinsurance                                      36,253                  --             36,253
            Surrender charges                                     32,507                  --             32,507
            Other fees                                             3,304              18,596             21,900
                                                            ------------        ------------       ------------
          Total fee income                                       358,983              85,019            444,002

          Investment income                                      377,556               9,799            387,355
          Net realized investment losses                         (65,811)                 --            (65,811)
                                                            ------------        ------------       ------------

          Total revenues                                         670,728              94,818            765,546
                                                            ------------        ------------       ------------

          BENEFITS AND EXPENSES:
          Interest expense                                       234,261               3,868            238,129
          Amortization of bonus interest                          16,277                  --             16,277
          General and administrative expenses                     79,287              35,923            115,210
          Amortization of deferred acquisition costs
            and other deferred expenses                          171,583              50,901            222,484
          Annual commissions                                      58,389                  --             58,389
          Claims on universal life contracts,
            net of reinsurance recoveries                         15,716                  --             15,716
          Guaranteed benefits, net of reinsurance
            recoveries                                            67,492                  --             67,492
                                                            ------------        ------------       ------------

          Total benefits and expenses                            643,005              90,692            733,697
                                                            ------------        ------------       ------------

          Pretax income before cumulative effect of
            accounting change                               $     27,723        $      4,126       $     31,849
                                                            ============        ============       ============

          Total assets                                      $ 23,538,832        $    214,157       $ 23,752,989
                                                            ============        ============       ============

          Expenditures for long-lived assets                $         --        $      7,297       $      7,297
                                                            ============        ============       ============

                         VARIABLE ANNUITY ACCOUNT SEVEN

                                       OF

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                 APRIL 30, 2005

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY


                              FINANCIAL STATEMENTS
                                 APRIL 30, 2005




                                    CONTENTS

Report of Independent Registered Public Accounting Firm ....................  1
Statement of Assets and Liabilities ........................................  2
Schedule of Portfolio Investments ..........................................  8
Statement of Operations ....................................................  9
Statement of Changes in Net Assets .........................................  15
Notes to Financial Statements ..............................................  27

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of AIG SunAmerica Life Assurance Company and the Contractholders of its separate account, Variable Annuity Account Seven

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Annuity Account Seven, a separate account of AIG SunAmerica Life Assurance Company (the "Separate Account") at April 30, 2005, the results of each of their operations for the periods indicated, and the changes in each of their net assets for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Los Angeles, California
June 28, 2005

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2005

                                                                  Government
                                         Asset       Capital         and                     Aggressive      Alliance      Blue Chip
                                      Allocation  Appreciation  Quality Bond      Growth        Growth        Growth        Growth
                                       Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                       (Class 1)     (Class 1)     (Class 1)     (Class 1)     (Class 1)     (Class 1)     (Class 1)
                                     -----------------------------------------------------------------------------------------------
Assets:
 Investments in Anchor Series
     Trust,
     at net asset value              $17,336,407   $83,487,910   $74,583,311   $56,478,498   $         0   $         0   $         0
 Investments in SunAmerica Series
     Trust,
     at net asset value                        0             0             0             0    11,620,263    60,549,487     1,418,582
 Investments in Van Kampen Life
     Investment Trust,
     at net asset value                        0             0             0             0             0             0             0
 Investments in Lord Abbett Series
     Fund, Inc.,
     at net asset value                        0             0             0             0             0             0             0
 Investments in American Funds
     Insurance Series,
     at net asset value                        0             0             0             0             0             0             0
                                     -----------------------------------------------------------------------------------------------

Total Assets:                        $17,336,407   $83,487,910   $74,583,311   $56,478,498   $11,620,263   $60,549,487   $ 1,418,582

Liabilities:                                   0             0             0             0             0             0             0
                                     -----------------------------------------------------------------------------------------------

                                     $17,336,407   $83,487,910   $74,583,311   $56,478,498   $11,620,263   $60,549,487   $ 1,418,582
                                     ===============================================================================================
Net assets:

 Accumulation units                  $17,332,494   $83,428,988   $74,492,010   $56,435,386   $11,620,263   $60,514,741   $ 1,418,582

 Contracts in payout
   (annuitization) period                  3,913        58,922        91,301        43,112             0        34,746             0
                                     -----------------------------------------------------------------------------------------------

      Total net assets               $17,336,407   $83,487,910   $74,583,311   $56,478,498   $11,620,263   $60,549,487   $ 1,418,582
                                     ===============================================================================================

Accumulation units outstanding           971,032     6,202,015     5,005,538     4,488,033       904,750     3,450,927       268,342
                                     ===============================================================================================

Contracts with total expenses of
 0.85% *:
 Net Assets                          $        --   $     8,028   $     1,680   $    11,384   $       123   $    10,882   $        --
 Accumulation units outstanding               --         1,009           132         1,317            22         2,006            --
 Unit value of accumulation units    $        --   $      7.96   $     12.73   $      8.64   $      5.57   $      5.43   $        --

Contracts with total expenses of
 0.85% **:
 Net Assets                          $ 4,608,817   $53,925,373   $37,175,948   $36,471,490   $ 1,702,132   $ 9,677,403   $ 1,276,859
 Accumulation units outstanding          391,287     5,011,960     2,798,749     3,599,424       200,065     1,483,547       241,276
 Unit value of accumulation units    $     11.78   $     10.76   $     13.28   $     10.13   $      8.51   $      6.52   $      5.29

Contracts with total expenses of
 1.10% :
 Net Assets                          $   154,913   $ 5,002,215   $ 2,769,307   $ 2,815,164   $    95,334   $   759,499   $   141,723
 Accumulation units outstanding           13,285       470,268       210,678       280,792        11,309       117,667        27,066
 Unit value of accumulation units    $     11.66   $     10.64   $     13.14   $     10.03   $      8.43   $      6.45   $      5.24

Contracts with total expenses of
 1.25% :
 Net Assets                          $12,572,677   $24,552,294   $34,636,376   $17,180,460   $ 9,822,674   $50,101,703   $        --
 Accumulation units outstanding          566,460       718,778     1,995,979       606,500       693,354     1,847,707            --
 Unit value of accumulation units    $     22.20   $     34.16   $     17.35   $     28.33   $     14.17   $     27.12   $        --

* Offered in Polaris Plus product.

** Offered in Polaris II Asset Manager and Polaris II A-Class products.


                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2005
                                   (Continued)

                                                                     Davis
                                         Cash       Corporate       Venture     "Dogs" of      Emerging        Equity       Equity
                                      Management       Bond          Value     Wall Street      Markets        Income        Index
                                       Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                       (Class 1)     (Class 1)     (Class 1)     (Class 1)     (Class 1)     (Class 1)     (Class 1)
                                     -----------------------------------------------------------------------------------------------
Assets:
 Investments in Anchor Series
     Trust,
     at net asset value              $         0   $         0   $         0    $        0   $         0    $        0   $         0
 Investments in SunAmerica Series
     Trust,
     at net asset value               20,569,647    49,923,331    94,709,800     6,504,889     7,347,341     6,841,407    35,204,686
 Investments in Van Kampen Life
     Investment Trust,
     at net asset value                        0             0             0             0             0             0             0
 Investments in Lord Abbett Series
     Fund, Inc.,
     at net asset value                        0             0             0             0             0             0             0
 Investments in American Funds
     Insurance Series,
     at net asset value                        0             0             0             0             0             0             0
                                     -----------------------------------------------------------------------------------------------

Total Assets:                        $20,569,647   $49,923,331   $94,709,800    $6,504,889    $7,347,341    $6,841,407   $35,204,686

Liabilities:                                   0             0             0             0             0             0             0
                                     -----------------------------------------------------------------------------------------------

                                     $20,569,647   $49,923,331   $94,709,800    $6,504,889    $7,347,341    $6,841,407   $35,204,686
                                     ===============================================================================================
Net assets:

 Accumulation units                  $20,514,277   $49,915,099   $94,691,590    $6,503,327    $7,335,221    $6,825,345   $35,130,724

 Contracts in payout
   (annuitization) period                 55,370         8,232        18,210         1,562        12,120        16,062        73,962
                                     -----------------------------------------------------------------------------------------------

      Total net assets               $20,569,647   $49,923,331   $94,709,800    $6,504,889    $7,347,341    $6,841,407   $35,204,686
                                     ===============================================================================================

Accumulation units outstanding         1,660,970     3,499,746     6,547,997    $  573,762       636,170       603,319     4,114,983
                                     ===============================================================================================

Contracts with total expenses of
 0.85% *:
 Net Assets                          $    36,916   $        --   $    13,515    $       97    $       --    $       --   $        --
 Accumulation units outstanding            3,497            --         1,204             8            --            --            --
 Unit value of accumulation units    $     10.56   $        --   $     11.22    $    12.06    $       --    $       --   $        --

Contracts with total expenses of
 0.85% **:
 Net Assets                          $ 5,585,746   $38,096,726   $64,816,693    $  915,924    $1,141,684    $       --   $        --
 Accumulation units outstanding          510,350     2,764,553     5,266,766        71,462        83,882            --            --
 Unit value of accumulation units    $     10.94   $     13.78   $     12.31    $    12.82    $    13.61    $       --   $        --

Contracts with total expenses of
 1.10% :
 Net Assets                          $   346,215   $ 3,193,763   $ 6,614,593    $   73,523    $  111,651    $       --   $        --
 Accumulation units outstanding           31,888       234,296       543,292         5,785         8,275            --            --
 Unit value of accumulation units    $     10.86   $     13.63   $     12.18    $    12.71    $    13.49    $       --   $        --

Contracts with total expenses of
 1.25% :
 Net Assets                          $14,600,770   $ 8,632,842   $23,264,999    $5,515,345    $6,094,006    $6,841,407   $35,204,686
 Accumulation units outstanding        1,115,235       500,897       736,735       496,507       544,013       603,319     4,114,983
 Unit value of accumulation units    $     13.09   $     17.23   $     31.58    $    11.11    $    11.20    $    11.34   $      8.56

* Offered in Polaris Plus product.

** Offered in Polaris II Asset Manager and Polaris II A-Class products.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2005
                                   (Continued)

                                       Federated                                 Goldman
                                        American      Global        Global        Sachs       Growth-        Growth     High-Yield
                                         Leaders       Bond        Equities      Research      Income     Opportunities    Bond
                                       Portfolio     Portfolio     Portfolio     Portfolio    Portfolio     Portfolio    Portfolio
                                       (Class 1)     (Class 1)     (Class 1)     (Class 1)    (Class 1)     (Class 1)    (Class 1)
                                     -----------------------------------------------------------------------------------------------
Assets:
 Investments in Anchor Series
     Trust,
     at net asset value              $         0   $         0   $         0   $         0   $         0   $         0   $         0
 Investments in SunAmerica Series
     Trust,
     at net asset value               18,567,050     9,740,574     9,402,833     1,168,750    56,491,767       287,334    14,737,078
 Investments in Van Kampen Life
     Investment Trust,
     at net asset value                        0             0             0             0             0             0             0
 Investments in Lord Abbett Series
     Fund, Inc.,
     at net asset value                        0             0             0             0             0             0             0
 Investments in American Funds
     Insurance Series,
     at net asset value                        0             0             0             0             0             0             0
                                     -----------------------------------------------------------------------------------------------

Total Assets:                        $18,567,050   $ 9,740,574   $ 9,402,833   $ 1,168,750   $56,491,767   $   287,334   $14,737,078

Liabilities:                                   0             0             0             0             0             0             0
                                     -----------------------------------------------------------------------------------------------

                                     $18,567,050   $ 9,740,574   $ 9,402,833   $ 1,168,750   $56,491,767   $   287,334   $14,737,078
                                     ===============================================================================================
Net assets:

 Accumulation units                  $18,565,615   $ 9,727,861   $ 9,401,629   $ 1,168,750   $56,362,377   $   287,334   $14,736,177

 Contracts in payout
   (annuitization) period                  1,435        12,713         1,204             0       129,390             0           901
                                     -----------------------------------------------------------------------------------------------

      Total net assets               $18,567,050   $ 9,740,574   $ 9,402,833   $ 1,168,750   $56,491,767   $   287,334   $14,737,078
                                     ===============================================================================================

Accumulation units outstanding         1,522,266       632,442       731,337       178,277     3,029,829        65,458     1,106,694
                                     ===============================================================================================

Contracts with total expenses of
 0.85% *:
 Net Assets                          $        --   $        --   $        --   $        --   $     2,045   $        --   $        --
 Accumulation units outstanding               --            --            --            --           262            --            --
 Unit value of accumulation units    $        --   $        --   $        --   $        --   $      7.81   $        --   $        --

Contracts with total expenses of
 0.85% **:
 Net Assets                          $12,141,857   $ 3,482,606   $ 2,155,822   $ 1,090,228   $10,654,013   $   278,022   $ 9,389,223
 Accumulation units outstanding        1,123,719       271,920       293,259       166,184     1,251,543        63,432       781,111
 Unit value of accumulation units    $     10.81   $     12.81   $      7.35   $      6.56   $      8.51   $      4.38   $     12.02

Contracts with total expenses of
 1.10% :
 Net Assets                          $   740,624   $   296,269   $    57,987   $    78,522   $   774,049   $     9,312   $   634,939
 Accumulation units outstanding           69,259        23,374         7,970        12,093        91,889         2,026        53,321
 Unit value of accumulation units    $     10.69   $     12.67   $      7.28   $      6.49   $      8.42   $      4.60   $     11.91

Contracts with total expenses of
 1.25% :
 Net Assets                          $ 5,684,569   $ 5,961,699   $ 7,189,024   $        --   $45,061,660   $        --   $ 4,712,916
 Accumulation units outstanding          329,288       337,148       430,108            --     1,686,135            --       272,262
 Unit value of accumulation units    $     17.26   $     17.68   $     16.71   $        --   $     26.72   $        --   $     17.31

* Offered in Polaris Plus product.

** Offered in Polaris II Asset Manager and Polaris II A-Class products.


                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2005
                                   (Continued)

                                                                     MFS
                                   International International  Massachusetts                                Putnam
                                    Diversified    Growth and     Investors      MFS Mid-     MFS Total      Growth:         Real
                                      Equities       Income         Trust      Cap Growth      Return        Voyager        Estate
                                      Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                      (Class 1)     (Class 1)     (Class 1)     (Class 1)     (Class 1)     (Class 1)     (Class 1)
                                     -----------------------------------------------------------------------------------------------
Assets:
 Investments in Anchor Series
     Trust,
     at net asset value              $         0   $         0   $         0   $         0   $         0   $         0   $         0
 Investments in SunAmerica Series
     Trust,
     at net asset value                5,681,049    16,531,318     6,498,005     3,527,481    96,653,891    29,214,010    10,901,751
 Investments in Van Kampen Life
     Investment Trust,
     at net asset value                        0             0             0             0             0             0             0
 Investments in Lord Abbett Series
     Fund, Inc.,
     at net asset value                        0             0             0             0             0             0             0
 Investments in American Funds
     Insurance Series,
     at net asset value                        0             0             0             0             0             0             0
                                     -----------------------------------------------------------------------------------------------

Total Assets:                        $ 5,681,049   $16,531,318   $ 6,498,005   $ 3,527,481   $96,653,891   $29,214,010   $10,901,751

Liabilities:                                   0             0             0             0             0             0             0
                                     -----------------------------------------------------------------------------------------------

                                     $ 5,681,049   $16,531,318   $ 6,498,005   $ 3,527,481   $96,653,891   $29,214,010   $10,901,751
                                     ===============================================================================================
Net assets:

 Accumulation units                  $ 5,681,009   $16,511,708   $ 6,498,005   $ 3,527,481   $96,653,891   $29,186,585   $10,901,751

 Contracts in payout
   (annuitization) period                     40        19,610             0             0             0        27,425             0
                                     -----------------------------------------------------------------------------------------------

      Total net assets               $ 5,681,049   $16,531,318   $ 6,498,005   $ 3,527,481   $96,653,891   $29,214,010   $10,901,751
                                     ===============================================================================================

Accumulation units outstanding           649,657     1,461,032       734,202       464,234     6,985,249     2,873,774       491,780
                                     ===============================================================================================

Contracts with total expenses of
 0.85% *:
 Net Assets                          $       487   $     6,896   $        --   $        --   $        --   $       996   $       173
 Accumulation units outstanding               44           750            --            --            --           174             8
 Unit value of accumulation units    $     11.07   $      9.19   $        --   $        --   $        --   $      5.73   $     21.57

Contracts with total expenses of
 0.85% **:
 Net Assets                          $ 2,006,262   $ 8,929,496   $ 5,950,480   $ 3,261,515   $88,081,899   $10,032,254   $ 3,905,298
 Accumulation units outstanding          292,725       872,379       671,759       428,891     6,359,705     1,613,813       158,560
 Unit value of accumulation units    $      6.85   $     10.24   $      8.86   $      7.60   $     13.85   $      6.22   $     24.63

Contracts with total expenses of
 1.10% :
 Net Assets                          $   103,229   $   372,924   $   547,525   $   265,966   $ 8,571,992   $   883,415   $   340,609
 Accumulation units outstanding           15,209        36,801        62,443        35,343       625,544       143,580        13,970
 Unit value of accumulation units    $      6.79   $     10.13   $      8.77   $      7.53   $     13.70   $      6.15   $     24.38

Contracts with total expenses of
 1.25% :
 Net Assets                          $ 3,571,071   $ 7,222,002   $        --   $        --   $        --   $18,297,345   $ 6,655,671
 Accumulation units outstanding          341,679       551,102            --            --            --     1,116,207       319,242
 Unit value of accumulation units    $     10.45   $     13.10   $        --   $        --   $        --   $     16.39   $     20.85

* Offered in Polaris Plus product.

** Offered in Polaris II Asset Manager and Polaris II A-Class products.


                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2005
                                   (Continued)

                                          Small
                                        Company     SunAmerica                    Telecom     Worldwide                    Emerging
                                         Value       Balanced     Technology      Utility    High Income    Comstock       Growth
                                       Portfolio     Portfolio     Portfolio     Portfolio    Portfolio     Portfolio     Portfolio
                                       (Class 1)     (Class 1)     (Class 1)     (Class 1)    (Class 1)    (Class II)    (Class II)
                                    ------------------------------------------------------------------------------------------------
Assets:
 Investments in Anchor Series
     Trust,
     at net asset value             $          0  $          0  $          0  $          0  $          0  $          0  $          0
 Investments in SunAmerica Series
     Trust,
     at net asset value                9,345,792    48,101,607       289,994     3,606,091     5,019,174             0             0
 Investments in Van Kampen Life
     Investment Trust,
     at net asset value                        0             0             0             0             0   123,820,013     7,054,221
 Investments in Lord Abbett Series
     Fund, Inc.,
     at net asset value                        0             0             0             0             0             0             0
 Investments in American Funds
     Insurance Series,
     at net asset value                        0             0             0             0             0             0             0
                                    ------------------------------------------------------------------------------------------------

Total Assets:                       $  9,345,792  $ 48,101,607  $    289,994  $  3,606,091  $  5,019,174  $123,820,013  $  7,054,221

Liabilities:                                   0             0             0             0             0             0             0
                                    ------------------------------------------------------------------------------------------------

                                    $  9,345,792  $ 48,101,607  $    289,994  $  3,606,091  $  5,019,174  $123,820,013  $  7,054,221
                                    ================================================================================================
Net assets:

 Accumulation units                 $  9,345,792  $ 47,981,477  $    289,994  $  3,582,106  $  5,017,687  $123,820,013  $  7,054,221

 Contracts in payout
   (annuitization) period                      0       120,130             0        23,985         1,487             0             0
                                    ------------------------------------------------------------------------------------------------

      Total net assets              $  9,345,792  $ 48,101,607  $    289,994  $  3,606,091  $  5,019,174  $123,820,013  $  7,054,221
                                    ================================================================================================

Accumulation units outstanding           456,861     3,519,306       140,711       320,859       353,167    10,329,777       820,359
                                    ================================================================================================

Contracts with total expenses of
 0.85% *:
 Net Assets                         $      6,154  $      4,620  $         --  $        507  $         --  $         --  $         --
 Accumulation units outstanding              427           630            --            59            --            --            --
 Unit value of accumulation units   $      14.41  $       7.33  $         --  $       8.59  $         --  $         --  $         --

Contracts with total expenses of
 0.85% **:
 Net Assets                         $         --  $  4,572,588  $    260,080  $    322,680  $  3,039,637  $113,754,986  $  6,354,396
 Accumulation units outstanding               --       538,668       126,057        39,917       241,802     9,483,533       738,594
 Unit value of accumulation units   $         --  $       8.49  $       2.06  $       8.08  $      12.57  $      12.00  $       8.60

Contracts with total expenses of
 1.10% :
 Net Assets                         $         --  $    257,012  $     29,914  $     35,034  $    211,636  $ 10,065,027  $    699,825
 Accumulation units outstanding               --        30,592        14,654         4,376        17,004       846,244        81,765
 Unit value of accumulation units   $         --  $       8.40  $       2.04  $       8.01  $      12.45  $      11.89  $       8.56

Contracts with total expenses of
 1.25% :
 Net Assets                         $  9,339,638  $ 43,267,387  $         --  $  3,247,870  $  1,767,901  $         --  $         --
 Accumulation units outstanding          456,434     2,949,416            --       276,507        94,361            --            --
 Unit value of accumulation units   $      20.46  $      14.67  $         --  $      11.75  $      18.74  $         --  $         --


* Offered in Polaris Plus product.

** Offered in Polaris II Asset Manager and Polaris II A-Class products.


                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2005
                                   (Continued)

                                        Growth        Growth       Mid-Cap         Asset        Global                     Growth-
                                      and Income    and Income      Value        Allocation     Growth        Growth       Income
                                       Portfolio     Portfolio     Portfolio        Fund         Fund          Fund         Fund
                                      (Class II)    (Class VC)    (Class VC)     (Class 2)     (Class 2)     (Class 2)    (Class 2)
                                    ------------------------------------------------------------------------------------------------
Assets:
 Investments in Anchor Series
     Trust,
     at net asset value             $          0  $          0  $          0  $          0  $          0  $          0  $          0
 Investments in SunAmerica Series
     Trust,
     at net asset value                        0             0             0             0             0             0             0
 Investments in Van Kampen Life
     Investment Trust,
     at net asset value               88,359,318             0             0             0             0             0             0
 Investments in Lord Abbett Series
     Fund, Inc.,
     at net asset value                        0   101,751,623    70,971,529             0             0             0             0
 Investments in American Funds
     Insurance Series,
     at net asset value                        0             0             0   135,479,401    78,648,361   119,536,271   215,972,523
                                    ------------------------------------------------------------------------------------------------

Total Assets:                       $ 88,359,318  $101,751,623  $ 70,971,529  $135,479,401  $ 78,648,361  $119,536,271  $215,972,523

Liabilities:                                   0             0             0             0             0             0             0
                                    ------------------------------------------------------------------------------------------------

                                    $ 88,359,318  $101,751,623  $ 70,971,529  $135,479,401  $ 78,648,361  $119,536,271  $215,972,523
                                    ================================================================================================
Net assets:

 Accumulation units                 $ 88,359,318  $101,751,623  $ 70,971,529  $135,479,401  $ 78,648,361  $119,536,271  $215,972,523

 Contracts in payout
   (annuitization) period                      0             0             0             0             0             0             0
                                    ------------------------------------------------------------------------------------------------

      Total net assets              $ 88,359,318  $101,751,623  $ 70,971,529  $135,479,401  $ 78,648,361  $119,536,271  $215,972,523
                                    ================================================================================================

Accumulation units outstanding         7,005,529     8,950,812     5,757,573    10,281,648     4,950,458     7,551,610    14,472,601
                                    ================================================================================================

Contracts with total expenses of
 0.85% *:
 Net Assets                         $         --  $         --  $         --  $         --  $         --  $         --  $         --
 Accumulation units outstanding               --            --            --            --            --            --            --
 Unit value of accumulation units   $         --  $         --  $         --  $         --  $         --  $         --  $         --

Contracts with total expenses of
 0.85% **:
 Net Assets                         $ 81,170,957  $ 93,430,455  $ 64,674,756  $124,792,909  $ 73,040,829  $108,714,487  $199,135,381
 Accumulation units outstanding        6,430,178     8,213,816     5,243,266     9,466,337     4,595,577     6,864,169    13,337,082
 Unit value of accumulation units   $      12.62  $      11.37  $      12.33  $      13.18  $      15.89  $      15.84  $      14.93

Contracts with total expenses of
 1.10%:
 Net Assets                         $  7,188,361  $  8,321,168  $  6,296,773  $ 10,686,492  $  5,607,532  $ 10,821,784  $ 16,837,142
 Accumulation units outstanding          575,351       736,996       514,307       815,311       354,881       687,441     1,135,519
 Unit value of accumulation units   $      12.49  $      11.29  $      12.24  $      13.11  $      15.80  $      15.74  $      14.83

Contracts with total expenses of
 1.25%:
 Net Assets                         $         --  $         --  $         --  $         --  $         --  $         --  $         --
 Accumulation units outstanding               --            --            --            --            --            --            --
 Unit value of accumulation units   $         --  $         --  $         --  $         --  $         --  $         --  $         --

* Offered in Polaris Plus product.

** Offered in Polaris II Asset Manager and Polaris II A-Class products.


                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2005


                                                                                Net Asset Value       Net Asset
Variable Accounts                                                 Shares           Per Share            Value              Cost
------------------------------------------------------------------------------------------------------------------------------------
ANCHOR SERIES TRUST:
 Asset Allocation Portfolio (Class 1)                            1,198,057       $      14.47       $ 17,336,407       $ 16,639,262
 Capital Appreciation Portfolio (Class 1)                        2,701,079              30.91         83,487,910         94,601,893
 Government and Quality Bond Portfolio (Class 1)                 4,925,977              15.14         74,583,311         73,206,114
 Growth Portfolio (Class 1)                                      2,132,911              26.48         56,478,498         59,358,415


SUNAMERICA SERIES TRUST:
 Aggressive Growth Portfolio (Class 1)                           1,199,108       $       9.69       $ 11,620,263       $ 17,451,358
 Alliance Growth Portfolio (Class 1)                             3,480,607              17.40         60,549,487        105,803,084
 Blue Chip Growth Portfolio (Class 1)                              237,484               5.97          1,418,582          1,417,712
 Cash Management Portfolio (Class 1)                             1,913,001              10.75         20,569,647         20,656,937
 Corporate Bond Portfolio (Class 1)                              4,206,297              11.87         49,923,331         49,427,499
 Davis Venture Value Portfolio (Class 1)                         3,664,391              25.85         94,709,800         87,628,417
 "Dogs" of Wall Street Portfolio (Class 1)                         629,609              10.33          6,504,889          5,930,833
 Emerging Markets Portfolio (Class 1)                              635,752              11.56          7,347,341          5,669,719
 Equity Income Portfolio (Class 1)                                 585,006              11.69          6,841,407          6,189,743
 Equity Index Portfolio (Class 1)                                3,563,956               9.88         35,204,686         39,602,363
 Federated American Leaders Portfolio (Class 1)                  1,172,289              15.84         18,567,050         17,661,139
 Global Bond Portfolio (Class 1)                                   820,734              11.87          9,740,574          9,194,389
 Global Equities Portfolio (Class 1)                               852,829              11.03          9,402,833         13,979,813
 Goldman Sachs Research Portfolio (Class 1)                        167,960               6.96          1,168,750          1,143,157
 Growth-Income Portfolio (Class 1)                               2,536,808              22.27         56,491,767         71,085,871
 Growth Opportunities Portfolio (Class 1)                           60,665               4.74            287,334            316,526
 High-Yield Bond Portfolio (Class 1)                             2,068,957               7.12         14,737,078         14,913,638
 International Diversified Equities Portfolio (Class 1)            749,839               7.58          5,681,049          5,650,764
 International Growth and Income Portfolio (Class 1)             1,432,405              11.54         16,531,318         15,157,111
 MFS Massachusetts Investors Trust Portfolio (Class 1)             579,662              11.21          6,498,005          6,837,360
 MFS Mid-Cap Growth Portfolio (Class 1)                            435,668               8.10          3,527,481          4,836,893
 MFS Total Return Portfolio (Class 1)                            5,534,160              17.46         96,653,891         88,232,639
 Putnam Growth: Voyager Portfolio (Class 1)                      2,153,637              13.56         29,214,010         44,628,721
 Real Estate Portfolio (Class 1)                                   571,901              19.06         10,901,751          7,723,544
 Small Company Value Portfolio (Class 1)                           645,886              14.47          9,345,792          7,227,075
 SunAmerica Balanced Portfolio (Class 1)                         3,547,068              13.56         48,101,607         59,908,932
 Technology Portfolio (Class 1)                                    126,478               2.29            289,994            342,090
 Telecom Utility Portfolio (Class 1)                               412,737               8.74          3,606,091          4,901,274
 Worldwide High Income Portfolio (Class 1)                         662,955               7.57          5,019,174          5,203,574

VAN KAMPEN LIFE INVESTMENT TRUST:
 Comstock Portfolio (Class II)                                   9,665,887       $      12.81       $123,820,013       $114,266,808
 Emerging Growth Portfolio (Class II)                              292,221              24.14          7,054,221          6,823,530
 Growth and Income Portfolio (Class II)                          4,783,937              18.47         88,359,318         81,038,782


LORD ABBETT SERIES FUND, INC.:
 Growth and Income Portfolio (Class VC)                          3,912,019       $      26.01       $101,751,623       $ 93,920,986
 Mid-Cap Value Portfolio (Class VC)                              3,595,316              19.74         70,971,529         63,891,657


AMERICAN FUNDS INSURANCE SERIES:
 Asset Allocation Fund (Class 2)                                 8,942,535       $      15.15       $135,479,401       $129,204,383
 Global Growth Fund (Class 2)                                    4,740,709              16.59         78,648,361         73,685,320
 Growth Fund (Class 2)                                           2,429,599              49.20        119,536,271        110,337,875
 Growth-Income Fund (Class 2)                                    6,167,119              35.02        215,972,523        204,631,152


                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005

                                                              Government
                                  Asset         Capital          and                        Aggressive      Alliance      Blue Chip
                               Allocation    Appreciation    Quality Bond      Growth         Growth         Growth        Growth
                                Portfolio     Portfolio       Portfolio       Portfolio      Portfolio      Portfolio     Portfolio
                                (Class 1)     (Class 1)       (Class 1)       (Class 1)      (Class 1)      (Class 1)     (Class 1)
                              -----------------------------------------------------------------------------------------------------
Investment income:
    Dividends                 $   482,206   $          0    $  3,275,248    $   273,364    $         0    $    226,461    $   2,262
                              -----------------------------------------------------------------------------------------------------
        Total investment
          income                  482,206              0       3,275,248        273,364              0         226,461        2,262
                              -----------------------------------------------------------------------------------------------------
Expenses:
    Mortality and expense
      risk charge                (176,624)      (660,157)       (650,731)      (435,344)      (127,383)       (715,842)      (9,916)
    Distribution expense
      charge                      (26,390)      (115,936)       (105,109)       (75,954)       (18,280)       (103,949)      (2,048)
                              -----------------------------------------------------------------------------------------------------
        Total expenses           (203,014)      (776,093)       (755,840)      (511,298)      (145,663)       (819,791)     (11,964)
                              -----------------------------------------------------------------------------------------------------
Net investment income (loss)      279,192       (776,093)      2,519,408       (237,934)      (145,663)       (593,330)      (9,702)
                              -----------------------------------------------------------------------------------------------------
Net realized gains (losses)
  from securities
  transactions:
    Proceeds from shares
      sold                      4,284,243      5,965,948      14,474,857      4,726,572      2,904,337      17,025,972      311,637
    Cost of shares sold        (4,214,311)    (7,586,371)    (13,896,663)    (5,796,515)    (4,182,567)    (29,338,640)    (307,039)
                              -----------------------------------------------------------------------------------------------------
Net realized gains (losses)
  from securities
  transactions                     69,932     (1,620,423)        578,194     (1,069,943)    (1,278,230)    (12,312,668)       4,598
Realized gain distribution              0              0          27,875              0              0               0            0
                              -----------------------------------------------------------------------------------------------------
Net realized gains (losses)        69,932     (1,620,423)        606,069     (1,069,943)    (1,278,230)    (12,312,668)       4,598
                              -----------------------------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation) of
  investments:
    Beginning of period            14,029    (13,934,667)      2,134,135     (6,868,241)    (8,416,750)    (59,217,528)      14,389
    End of period                 697,145    (11,113,983)      1,377,197     (2,879,917)    (5,831,095)    (45,253,597)         870
                              -----------------------------------------------------------------------------------------------------
Change in net unrealized
  appreciation
  (depreciation) of
  investments                     683,116      2,820,684        (756,938)     3,988,324      2,585,655      13,963,931      (13,519)
                              -----------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations      $ 1,032,240   $    424,168    $  2,368,539    $ 2,680,447    $ 1,161,762    $  1,057,933    $ (18,623)
                              =====================================================================================================

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                   (Continued)

                                                             Davis
                                 Cash       Corporate       Venture        "Dogs" of      Emerging        Equity         Equity
                              Management       Bond          Value        Wall Street      Markets        Income          Index
                              Portfolio      Portfolio     Portfolio       Portfolio      Portfolio      Portfolio      Portfolio
                              (Class 1)      (Class 1)     (Class 1)       (Class 1)      (Class 1)      (Class 1)      (Class 1)
                             ------------------------------------------------------------------------------------------------------
Investment income:
    Dividends                $    152,856   $ 1,876,960    $   743,165    $   171,329    $    69,591    $   101,133    $    424,152
                             ------------------------------------------------------------------------------------------------------
        Total investment
          income                  152,856     1,876,960        743,165        171,329         69,591        101,133         424,152
                             ------------------------------------------------------------------------------------------------------
Expenses:
    Mortality and expense
      risk charge                (197,902)     (313,250)      (715,540)       (73,833)       (70,361)       (84,093)       (426,720)
    Distribution expense
      charge                      (29,939)      (57,635)      (129,367)       (10,563)       (10,169)       (11,467)        (58,189)
                             ------------------------------------------------------------------------------------------------------
        Total expenses           (227,841)     (370,885)      (844,907)       (84,396)       (80,530)       (95,560)       (484,909)
                             ------------------------------------------------------------------------------------------------------
Net investment income
  (loss)                          (74,985)    1,506,075       (101,742)        86,933        (10,939)         5,573         (60,757)
                             ------------------------------------------------------------------------------------------------------
Net realized gains
  (losses) from securities
  transactions:
    Proceeds from shares
      sold                     18,486,935     3,087,628      7,792,296      1,973,547      3,819,518      2,508,857      10,109,024
    Cost of shares sold       (18,604,314)   (2,943,118)    (7,573,009)    (1,809,462)    (3,147,175)    (2,318,406)    (11,562,563)
                             ------------------------------------------------------------------------------------------------------
Net realized gains
  (losses) from
  securities
  transactions                   (117,379)      144,510        219,287        164,085        672,343        190,451      (1,453,539)
Realized gain
  distribution                          0             0              0              0              0              0               0
                             ------------------------------------------------------------------------------------------------------
Net realized gains
  (losses)                       (117,379)      144,510        219,287        164,085        672,343        190,451      (1,453,539)
                             ------------------------------------------------------------------------------------------------------
Net unrealized
  appreciation
  (depreciation)
  of investments:
    Beginning of period          (320,045)      810,952       (100,453)       696,085      1,023,160        411,215      (7,691,922)
    End of period                 (87,290)      495,832      7,081,383        574,056      1,677,622        651,664      (4,397,677)
                             ------------------------------------------------------------------------------------------------------
Change in net unrealized
  appreciation
  (depreciation) of
  investments                     232,755      (315,120)     7,181,836       (122,029)       654,462        240,449       3,294,245
                             ------------------------------------------------------------------------------------------------------
Increase (decrease) in
  net assets from
  operations                 $     40,391   $ 1,335,465    $ 7,299,381    $   128,989    $ 1,315,866    $   436,473    $  1,779,949
                             ======================================================================================================

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                   (Continued)

                               Federated                                    Goldman
                                American       Global         Global         Sachs         Growth-        Growth       High-Yield
                                Leaders         Bond         Equities      Research        Income      Opportunities      Bond
                               Portfolio      Portfolio      Portfolio     Portfolio      Portfolio      Portfolio      Portfolio
                               (Class 1)      (Class 1)      (Class 1)     (Class 1)      (Class 1)      (Class 1)      (Class 1)
                              ----------------------------------------------------------------------------------------------------
Investment income:
    Dividends                 $   250,126    $         0    $    33,099    $       0    $    455,562     $       0     $ 1,209,945
                              ----------------------------------------------------------------------------------------------------
        Total investment
          income                  250,126              0         33,099            0         455,562             0       1,209,945
                              ----------------------------------------------------------------------------------------------------
Expenses:
    Mortality and expense
      risk charge                (148,897)       (90,598)      (102,994)      (7,392)       (650,372)       (2,130)       (118,929)
    Distribution expense
      charge                      (26,203)       (13,773)       (15,409)      (1,542)        (95,307)         (449)        (20,786)
                              ----------------------------------------------------------------------------------------------------
        Total expenses           (175,100)      (104,371)      (118,403)      (8,934)       (745,679)       (2,579)       (139,715)
                              ----------------------------------------------------------------------------------------------------
Net investment income
    (loss)                         75,026       (104,371)       (85,304)      (8,934)       (290,117)       (2,579)      1,070,230
                              ----------------------------------------------------------------------------------------------------
Net realized gains
  (losses) from securities
  transactions:
    Proceeds from shares
      sold                      2,687,699      2,007,973      2,665,834      148,323      15,419,020       129,493       2,807,776
    Cost of shares sold        (2,698,746)    (1,936,506)    (4,049,327)    (144,085)    (19,304,387)     (138,281)     (2,941,426)
                              ----------------------------------------------------------------------------------------------------
Net realized gains
  (losses) from securities
  transactions                    (11,047)        71,467     (1,383,493)       4,238      (3,885,367)       (8,788)       (133,650)
Realized gain distribution              0        108,325              0            0               0             0               0
                              ----------------------------------------------------------------------------------------------------
Net realized gains (losses)       (11,047)       179,792     (1,383,493)       4,238      (3,885,367)       (8,788)       (133,650)
                              ----------------------------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation) of
  investments:
    Beginning of period           (69,114)       232,968     (6,622,701)      10,680     (20,018,300)      (41,044)       (821,129)
    End of period                 905,911        546,185     (4,576,980)      25,593     (14,594,104)      (29,192)       (176,560)
                              ----------------------------------------------------------------------------------------------------
Change in net unrealized
  appreciation
  (depreciation) of
  investments                     975,025        313,217      2,045,721       14,913       5,424,196        11,852         644,569
                              ----------------------------------------------------------------------------------------------------
Increase (decrease) in net
  assets from operations      $ 1,039,004    $   388,638    $   576,924    $  10,217    $  1,248,712     $     485     $ 1,581,149
                              ====================================================================================================

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                   (Continued)

                                                            MFS
                          International  International  Massachusetts                                   Putnam
                           Diversified      Growth       Investors        MFS Mid-      MFS Total       Growth:          Real
                            Equities      and Income       Trust         Cap Growth      Return         Voyager        Estate
                            Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio      Portfolio
                          (Class 1)***     (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)
                          ------------------------------------------------------------------------------------------------------
Investment income:
    Dividends             $   115,784     $   178,905    $    56,855     $         0   $   137,950    $     41,640   $   244,984
                          ------------------------------------------------------------------------------------------------------
        Total investment
          income              115,784         178,905         56,855               0       137,950          41,640       244,984
                          ------------------------------------------------------------------------------------------------------
Expenses:
    Mortality and
      expense risk
      charge                  (54,141)       (133,045)       (51,013)        (27,152)     (549,960)       (304,634)      (92,675)
    Distribution expense
      charge                   (8,430)        (22,246)       (10,538)         (5,659)     (114,056)        (46,581)      (14,295)
                          ------------------------------------------------------------------------------------------------------
        Total expenses        (62,571)       (155,291)       (61,551)        (32,811)     (664,016)       (351,215)     (106,970)
                          ------------------------------------------------------------------------------------------------------
Net investment income
  (loss)                       53,213          23,614         (4,696)        (32,811)     (526,066)       (309,575)      138,014
                          ------------------------------------------------------------------------------------------------------
Net realized gains
  (losses) from
  securities transactions:
    Proceeds from
      shares sold           2,309,376       5,061,364      1,908,983         848,244       448,719       6,775,850     2,102,649
    Cost of shares sold    (2,541,641)     (4,814,011)    (2,071,477)     (1,104,165)     (415,121)    (10,781,970)   (1,526,818)
                          ------------------------------------------------------------------------------------------------------
Net realized gains
  (losses) from
  securities
  transactions               (232,265)        247,353       (162,494)       (255,921)       33,598      (4,006,120)      575,831
Realized gain
  distribution                      0               0              0               0             0               0             0
                          ------------------------------------------------------------------------------------------------------
Net realized gains
  (losses)                   (232,265)        247,353       (162,494)       (255,921)       33,598      (4,006,120)      575,831
                          ------------------------------------------------------------------------------------------------------
Net unrealized
  appreciation
  (depreciation)
  of investments:
      Beginning of
        period               (741,784)         14,837     (1,086,362)     (1,498,084)    2,555,366     (19,100,352)    1,474,052
      End of period            30,285       1,374,207       (339,355)     (1,309,412)    8,421,252     (15,414,711)    3,178,207
                          ------------------------------------------------------------------------------------------------------
Change in net unrealized
  appreciation
  (depreciation) of
  investments                 772,069       1,359,370        747,007         188,672     5,865,886       3,685,641     1,704,155
                          ------------------------------------------------------------------------------------------------------
Increase (decrease) in
  net assets from
  operations              $   593,017     $ 1,630,337    $   579,817     $  (100,060)  $ 5,373,418    $   (630,054)  $ 2,418,000
                          ======================================================================================================

  *** For the period from October 4, 2004 (inception) to April 30, 2005.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                   (Continued)

                              Small                                                        Worldwide
                             Company        SunAmerica                      Telecom          High                          Emerging
                              Value          Balanced      Technology       Utility         Income          Comstock        Growth
                            Portfolio       Portfolio       Portfolio      Portfolio       Portfolio        Portfolio      Portfolio
                            (Class 1)       (Class 1)       (Class 1)      (Class 1)       (Class 1)       (Class II)     (Class II)
                           --------------------------------------------------------------------------------------------------------
Investment income:
    Dividends              $         0     $    831,280     $       0     $   182,606     $   272,275     $ 1,108,630     $     926
                           --------------------------------------------------------------------------------------------------------
      Total investment
        income                       0          831,280             0         182,606         272,275       1,108,630           926
                           --------------------------------------------------------------------------------------------------------
Expenses:
    Mortality and
      expense risk
      charge                  (107,684)        (570,601)       (1,985)        (39,538)        (39,214)       (633,719)      (47,988)
    Distribution
      expense charge           (14,688)         (80,414)         (409)         (5,570)         (6,626)       (131,716)       (9,888)
                           --------------------------------------------------------------------------------------------------------
        Total expenses        (122,372)        (651,015)       (2,394)        (45,108)        (45,840)       (765,435)      (57,876)
                           --------------------------------------------------------------------------------------------------------
Net investment income
  (loss)                      (122,372)         180,265        (2,394)        137,498         226,435         343,195       (56,950)
                           --------------------------------------------------------------------------------------------------------
Net realized gains
  (losses) from
  securities
  transactions:
    Proceeds from
      shares sold            2,963,265       13,080,905       112,606         927,763       1,264,871         524,946       811,544
    Cost of shares sold     (2,380,152)     (16,387,846)     (140,311)     (1,301,982)     (1,356,589)       (464,586)     (779,831)
                           --------------------------------------------------------------------------------------------------------
Net realized gains
  (losses) from
  securities
  transactions                 583,113       (3,306,941)      (27,705)       (374,219)        (91,718)         60,360        31,713
Realized gain
  distribution                       0                0             0               0               0       3,838,826             0
                           --------------------------------------------------------------------------------------------------------
Net realized gains
  (losses)                     583,113       (3,306,941)      (27,705)       (374,219)        (91,718)      3,899,186        31,713
                           --------------------------------------------------------------------------------------------------------
Net unrealized
  appreciation
  (depreciation)
  of investments:
    Beginning of period      1,249,863      (16,681,477)      (64,112)     (2,079,541)       (393,545)      5,317,417       160,175
    End of period            2,118,717      (11,807,325)      (52,096)     (1,295,183)       (184,400)      9,553,205       230,691
                           --------------------------------------------------------------------------------------------------------
Change in net unrealized
  appreciation
  (depreciation) of
  investments                  868,854        4,874,152        12,016         784,358         209,145       4,235,788        70,516
                           --------------------------------------------------------------------------------------------------------
Increase (decrease)
  in net assets from
  operations               $ 1,329,595     $  1,747,476     $ (18,083)    $   547,637     $   343,862     $ 8,478,169     $  45,279
                           ========================================================================================================

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                   (Continued)

                             Growth         Growth        Mid-Cap         Asset          Global                           Growth-
                           and Income     and Income       Value        Allocation       Growth          Growth           Income
                           Portfolio      Portfolio      Portfolio         Fund           Fund            Fund             Fund
                           (Class II)     (Class VC)     (Class VC)     (Class 2)       (Class 2)      (Class 2)         (Class 2)
                          ---------------------------------------------------------------------------------------------------------
Investment income:
    Dividends             $   725,784    $   717,502    $   160,061    $ 1,999,619     $   146,999     $   154,923     $  1,472,592
                          ---------------------------------------------------------------------------------------------------------
        Total investment
          income              725,784        717,502        160,061      1,999,619         146,999         154,923        1,472,592
                          ---------------------------------------------------------------------------------------------------------
Expenses:
    Mortality and
      expense risk
      charge                 (446,457)      (557,142)      (362,444)      (712,906)       (381,193)       (638,381)      (1,167,880)
    Distribution expense
      charge                  (92,844)      (115,703)       (75,067)      (148,330)        (79,452)       (132,039)        (243,060)
                          ---------------------------------------------------------------------------------------------------------
      Total expenses         (539,301)      (672,845)      (437,511)      (861,236)       (460,645)       (770,420)      (1,410,940)
                          ---------------------------------------------------------------------------------------------------------
Net investment income
  (loss)                      186,483         44,657       (277,450)     1,138,383        (313,646)       (615,497)          61,652
                          ---------------------------------------------------------------------------------------------------------
Net realized gains
  (losses) from
  securities
  transactions:
    Proceeds from shares
      sold                    263,500        572,131        357,193        430,629         209,993         476,158          676,110
    Cost of shares sold      (239,543)      (519,433)      (313,055)      (410,344)       (201,062)       (446,891)        (620,121)
                          ---------------------------------------------------------------------------------------------------------
Net realized gains
  (losses) from
  securities transactions      23,957         52,698         44,138         20,285           8,931          29,267           55,989
Realized gain
  distribution              2,049,427        729,351        815,372              0               0               0                0
                          ---------------------------------------------------------------------------------------------------------
Net realized gains
  (losses)                  2,073,384        782,049        859,510         20,285           8,931          29,267           55,989
                          ---------------------------------------------------------------------------------------------------------
Net unrealized
  appreciation
  (depreciation) of
  investments:
    Beginning of period     2,875,868      4,163,139      3,371,859      2,559,084       1,505,088       3,949,951        7,067,880
    End of period           7,320,536      7,830,637      7,079,872      6,275,018       4,963,041       9,198,396       11,341,371
                          ---------------------------------------------------------------------------------------------------------

Change in net unrealized
  appreciation
  (depreciation) of
  investments               4,444,668      3,667,498      3,708,013      3,715,934       3,457,953       5,248,445        4,273,491
                          ---------------------------------------------------------------------------------------------------------

Increase (decrease) in
  net assets from
  operations              $ 6,704,535    $ 4,494,204    $ 4,290,073    $ 4,874,602     $ 3,153,238     $ 4,662,215     $  4,391,132
                          =========================================================================================================

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005

                                                         Government
                              Asset         Capital         and                        Aggressive        Alliance        Blue Chip
                           Allocation    Appreciation   Quality Bond      Growth         Growth           Growth          Growth
                            Portfolio      Portfolio      Portfolio      Portfolio      Portfolio        Portfolio       Portfolio
                            (Class 1)      (Class 1)      (Class 1)      (Class 1)      (Class 1)        (Class 1)       (Class 1)
                          ---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS:
From operations:
    Net investment
      income (loss)       $    279,192   $   (776,093)  $  2,519,408   $   (237,934)  $   (145,663)    $   (593,330)    $    (9,702)
    Net realized gains
      (losses)                  69,932     (1,620,423)       606,069     (1,069,943)    (1,278,230)     (12,312,668)          4,598
    Change in net
      unrealized
      appreciation
      (depreciation) of
      investments              683,116      2,820,684       (756,938)     3,988,324      2,585,655       13,963,931         (13,519)
                          ---------------------------------------------------------------------------------------------------------
    Increase (decrease)
      in net assets
      from operations        1,032,240        424,168      2,368,539      2,680,447      1,161,762        1,057,933         (18,623)
                          ---------------------------------------------------------------------------------------------------------
From capital
  transactions:
      Net proceeds from
        units sold             759,855      9,083,076      4,942,159      5,847,872        588,490          695,193         174,190
      Cost of units
        redeemed            (4,312,935)    (7,409,256)   (12,322,363)    (5,408,018)    (1,492,810)     (11,563,869)       (124,846)
      Annuity benefit
        payments                     0              0              0              0              0                0               0
      Net transfers          2,230,802     13,100,928     10,753,689     10,094,261       (339,540)      (4,932,062)        307,089
                          ---------------------------------------------------------------------------------------------------------
    Increase (decrease)
      in net assets
      from capital
      transactions          (1,322,278)    14,774,748      3,373,485     10,534,115     (1,243,860)     (15,800,738)        356,433
                          ---------------------------------------------------------------------------------------------------------
Increase (decrease) in
  net assets                  (290,038)    15,198,916      5,742,024     13,214,562        (82,098)     (14,742,805)        337,810
Net assets at beginning
  of period                 17,626,445     68,288,994     68,841,287     43,263,936     11,702,361       75,292,292       1,080,772
                          ---------------------------------------------------------------------------------------------------------
Net assets at end of
  period                  $ 17,336,407   $ 83,487,910   $ 74,583,311   $ 56,478,498   $ 11,620,263     $ 60,549,487     $ 1,418,582
                          =========================================================================================================
ANALYSIS OF INCREASE
  (DECREASE) IN UNITS
  OUTSTANDING:
Contracts with total
  expenses of 0.85% *:
    Units sold                       0              0              0              0              0                0               0
    Units redeemed                   0         (1,016)           (43)          (390)          (288)               0               0
    Units transferred                0              0              0              0              0                0               0
                          ---------------------------------------------------------------------------------------------------------
Increase (decrease) in
  units outstanding                  0         (1,016)           (43)          (390)          (288)               0               0
Beginning units                      0          2,025            175          1,707            310            2,006               0
                          ---------------------------------------------------------------------------------------------------------
Ending units                         0          1,009            132          1,317             22            2,006               0
                          =========================================================================================================
Contracts with total
expenses of 0.85% **:
    Units sold                  28,947        750,204        339,124        543,080         43,902            7,213          30,606
    Units redeemed             (27,906)      (255,018)      (172,126)      (167,072)       (10,798)        (148,071)        (20,126)
    Units transferred           65,376      1,167,935        914,501        987,723        (13,360)        (320,588)         52,831
                          ---------------------------------------------------------------------------------------------------------
Increase (decrease) in
  units outstanding             66,417      1,663,121      1,081,499      1,363,731         19,744         (461,446)         63,311
Beginning units                324,870      3,348,839      1,717,250      2,235,693        180,321        1,944,993         177,965
                          ---------------------------------------------------------------------------------------------------------
Ending units                   391,287      5,011,960      2,798,749      3,599,424        200,065        1,483,547         241,276
                          =========================================================================================================
Contracts with total
  expenses of 1.10%:
    Units sold                     356         32,849         22,535         21,110          5,462            1,183           2,179
    Units redeemed                  (5)       (14,601)        (3,342)        (9,612)             0             (543)         (2,868)
    Units transferred              654        112,325         53,171         71,151         (6,291)         (21,324)          4,291
                          ---------------------------------------------------------------------------------------------------------
Increase (decrease) in
  units outstanding              1,005        130,573         72,364         82,649           (829)         (20,684)          3,602
Beginning units                 12,280        339,695        138,314        198,143         12,138          138,351          23,464
                          ---------------------------------------------------------------------------------------------------------
Ending units                    13,285        470,268        210,678        280,792         11,309          117,667          27,066
                          =========================================================================================================
Contracts with total
  expenses of 1.25% :
    Units sold                  19,153         18,318         13,023          9,011         12,227           22,685               0
    Units redeemed            (183,961)      (129,888)      (586,285)      (129,700)       (98,631)        (382,987)              0
    Units transferred           68,756        (19,627)      (113,642)       (15,913)       (10,598)         (98,301)              0
                          ---------------------------------------------------------------------------------------------------------
Increase (decrease) in
  units outstanding            (96,052)      (131,197)      (686,904)      (136,602)       (97,002)        (458,603)              0
Beginning units                662,512        849,975      2,682,883        743,102        790,356        2,306,310               0
                          ---------------------------------------------------------------------------------------------------------
Ending units                   566,460        718,778      1,995,979        606,500        693,354        1,847,707               0
                          =========================================================================================================

*     Offered in Polaris Plus product.

**    Offered in Polaris II Asset Manager and Polaris II A-Class products.


                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                   (Continued)

                                                             Davis        "Dogs" of
                                Cash        Corporate       Venture         Wall        Emerging         Equity          Equity
                             Management       Bond           Value         Street        Markets         Income           Index
                              Portfolio     Portfolio      Portfolio      Portfolio     Portfolio       Portfolio       Portfolio
                              (Class 1)     (Class 1)      (Class 1)      (Class 1)     (Class 1)       (Class 1)       (Class 1)
                            -------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
  IN NET ASSETS:
From operations:
  Net investment income
    (loss)                  $    (74,985)  $  1,506,075   $   (101,742)  $    86,933   $   (10,939)    $     5,573     $    (60,757)
 Net realized gains
   (losses)                     (117,379)       144,510        219,287       164,085       672,343         190,451       (1,453,539)
 Change in net unrealized
   appreciation
   (depreciation) of
   investments                   232,755       (315,120)     7,181,836      (122,029)      654,462         240,449        3,294,245
                            -------------------------------------------------------------------------------------------------------
 Increase (decrease) in
   net assets from
   operations                     40,391      1,335,465      7,299,381       128,989     1,315,866         436,473        1,779,949
                            -------------------------------------------------------------------------------------------------------
From capital
  transactions:
    Net proceeds from
      units sold               5,059,861      6,665,687      7,354,308       144,881       122,769         135,992          221,586
    Cost of units
      redeemed                (6,764,313)    (3,410,815)   (10,602,922)   (1,482,939)     (835,812)     (1,887,756)      (7,793,002)
    Annuity benefit
      payments                         0              0              0             0             0               0                0
    Net transfers              1,789,357     16,845,807     13,152,902       201,004      (414,047)       (352,474)      (1,107,940)
                            -------------------------------------------------------------------------------------------------------
Increase (decrease)
  in net assets from
    capital transactions          84,905     20,100,679      9,904,288    (1,137,054)   (1,127,090)     (2,104,238)      (8,679,356)
                            -------------------------------------------------------------------------------------------------------
Increase (decrease) in
  net assets                     125,296     21,436,144     17,203,669    (1,008,065)      188,776      (1,667,765)      (6,899,407)
Net assets at beginning
  of period                   20,444,351     28,487,187     77,506,131     7,512,954     7,158,565       8,509,172       42,104,093
                            -------------------------------------------------------------------------------------------------------
Net assets at end of
  period                    $ 20,569,647   $ 49,923,331   $ 94,709,800   $ 6,504,889   $ 7,347,341     $ 6,841,407     $ 35,204,686
                            =======================================================================================================
ANALYSIS OF INCREASE
  (DECREASE) IN UNITS
  OUTSTANDING:
Contracts with total
  expenses of 0.85% *:
  Units sold                           0              0              0             0             0               0                0
  Units redeemed                       0              0           (171)            0             0               0                0
  Units transferred                    0              0              0             8             0               0                0
                            -------------------------------------------------------------------------------------------------------
Increase (decrease)
  in units outstanding                 0              0           (171)            8             0               0                0
Beginning units                    3,497              0          1,375             0             0               0                0
                            -------------------------------------------------------------------------------------------------------
Ending units                       3,497              0          1,204             8             0               0                0
                            =======================================================================================================
Contracts with total
  expenses of 0.85% **:
  Units sold                     408,004        453,832        523,155         8,371         6,278               0                0
  Units redeemed                (178,331)       (99,690)      (376,619)       (2,601)       (9,986)              0                0
  Units transferred              (95,112)     1,193,832        900,406         4,962         6,581               0                0
                            -------------------------------------------------------------------------------------------------------
Increase (decrease)
  in units outstanding           134,561      1,547,974      1,046,942        10,732         2,873               0                0
Beginning units                  375,789      1,216,579      4,219,824        60,730        81,009               0                0
                            -------------------------------------------------------------------------------------------------------
Ending units                     510,350      2,764,553      5,266,766        71,462        83,882               0                0
                            =======================================================================================================
Contracts with total
  expenses of 1.10%:
  Units sold                      42,040         28,306         36,687             0             0               0                0
  Units redeemed                 (17,411)        (3,002)       (27,345)       (8,194)          (13)              0                0
  Units transferred              (37,222)        66,040        102,571         5,759         2,045               0                0
                            -------------------------------------------------------------------------------------------------------
Increase (decrease)
  in units outstanding           (12,593)        91,344        111,913        (2,435)        2,032               0                0
Beginning units                   44,481        142,952        431,379         8,220         6,243               0                0
                            -------------------------------------------------------------------------------------------------------
Ending units                      31,888        234,296        543,292         5,785         8,275               0                0
                            =======================================================================================================
Contracts with total
  expenses of 1.25% :
  Units sold                      11,548          5,245         23,862         3,549         4,340          12,161           25,567
  Units redeemed                (353,965)      (117,860)      (190,319)     (122,394)      (69,741)       (169,872)        (917,780)
  Units transferred              247,149        (21,477)        42,510         6,065       (71,117)        (31,635)        (133,463)
                            -------------------------------------------------------------------------------------------------------
Increase (decrease)
  in units outstanding           (95,268)      (134,092)      (123,947)     (112,780)     (136,518)       (189,346)      (1,025,676)
Beginning units                1,210,503        634,989        860,682       609,287       680,531         792,665        5,140,659
                            -------------------------------------------------------------------------------------------------------
Ending units                   1,115,235        500,897        736,735       496,507       544,013         603,319        4,114,983
                            =======================================================================================================

*     Offered in Polaris Plus product.

**    Offered in Polaris II Asset Manager and Polaris II A-Class products.


                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                   (Continued)

                             Federated                                    Goldman
                             American        Global        Global          Sachs         Growth-          Growth        High-Yield
                              Leaders         Bond        Equities       Research        Income        Opportunities       Bond
                             Portfolio      Portfolio     Portfolio      Portfolio      Portfolio        Portfolio      Portfolio
                             (Class 1)      (Class 1)     (Class 1)      (Class 1)      (Class 1)        (Class 1)       (Class 1)
                           --------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS:
From operations:
    Net investment
      income (loss)        $     75,026    $  (104,371)  $    (85,304)  $    (8,934)   $   (290,117)     $  (2,579)    $  1,070,230
    Net realized gains
      (losses)                  (11,047)       179,792     (1,383,493)        4,238      (3,885,367)        (8,788)        (133,650)
    Change in net
      unrealized
      appreciation
      (depreciation) of
      investments               975,025        313,217      2,045,721        14,913       5,424,196         11,852          644,569
                           --------------------------------------------------------------------------------------------------------
    Increase (decrease)
      in net assets from
      operations              1,039,004        388,638        576,924        10,217       1,248,712            485        1,581,149
                           --------------------------------------------------------------------------------------------------------
From capital
  transactions:
    Net proceeds from
      units sold              1,719,976        485,308         98,230        36,847         867,029         39,191          946,600
    Cost of units
      redeemed               (2,250,555)    (1,616,453)    (1,675,397)      (47,366)    (11,438,199)       (43,506)      (2,243,288)
    Annuity benefit
      payments                        0              0              0             0               0              0                0
    Net transfers             2,169,385      1,401,658       (617,553)      348,596      (3,001,055)        32,524        2,421,609
                           --------------------------------------------------------------------------------------------------------
    Increase (decrease)
      in net assets
      from capital
      transactions            1,638,806        270,513     (2,194,720)      338,077     (13,572,225)        28,209        1,124,921
                           --------------------------------------------------------------------------------------------------------
Increase (decrease) in
  net assets                  2,677,810        659,151     (1,617,796)      348,294     (12,323,513)        28,694        2,706,070
Net assets at beginning
  of period                  15,889,240      9,081,423     11,020,629       820,456      68,815,280        258,640       12,031,008
                           --------------------------------------------------------------------------------------------------------
Net assets at end of
  period                   $ 18,567,050    $ 9,740,574   $  9,402,833   $ 1,168,750    $ 56,491,767      $ 287,334     $ 14,737,078
                           ========================================================================================================
ANALYSIS OF INCREASE
  (DECREASE) IN UNITS
  OUTSTANDING:
Contracts with total
  expenses of 0.85% *:
    Units sold                        0              0              0             0               0              0                0
    Units redeemed                    0              0           (212)            0            (401)             0                0
    Units transferred                 0              0              0             0               0              0                0
                           --------------------------------------------------------------------------------------------------------
Increase (decrease)
  in units outstanding                0              0           (212)            0            (401)             0                0
Beginning units                       0              0            212             0             663              0                0
                           --------------------------------------------------------------------------------------------------------
Ending units                          0              0              0             0             262              0                0
                           ========================================================================================================
Contracts with total
  expenses of 0.85% **:
    Units sold                  150,555         34,397            982         4,275          27,546          9,262           73,683
    Units redeemed              (59,636)        (7,489)       (38,951)       (2,416)       (137,724)        (9,817)         (76,386)
    Units transferred           199,599        103,882        (57,440)       46,975        (158,332)         9,061          195,892
                           --------------------------------------------------------------------------------------------------------
Increase (decrease) in
  units outstanding             290,518        130,790        (95,409)       48,834        (268,510)         8,506          193,189
Beginning units                 833,201        141,130        388,668       117,350       1,520,053         54,926          587,922
                           --------------------------------------------------------------------------------------------------------
Ending units                  1,123,719        271,920        293,259       166,184       1,251,543         63,432          781,111
                           ========================================================================================================
Contracts with total
  expenses of 1.10%:
    Units sold                    7,292            389              0         1,375           1,487              0            2,184
    Units redeemed               (3,722)          (127)             0        (4,860)        (10,391)             0             (913)
    Units transferred            21,487         11,254             (1)        5,370           3,035         (1,530)           5,766
                           --------------------------------------------------------------------------------------------------------
Increase (decrease)
  in units outstanding           25,057         11,516             (1)        1,885          (5,869)        (1,530)           7,037
Beginning units                  44,202         11,858          7,971        10,208          97,758          3,556           46,284
                           --------------------------------------------------------------------------------------------------------
Ending units                     69,259         23,374          7,970        12,093          91,889          2,026           53,321
                           ========================================================================================================
Contracts with total
  expenses of 1.25%:
    Units sold                    4,367          3,024          5,513             0          22,329              0            4,121
    Units redeemed              (94,146)       (88,477)       (84,959)            0        (375,713)             0          (78,088)
    Units transferred            (9,814)        (2,079)       (12,624)            0         (62,481)             0            5,677
                           --------------------------------------------------------------------------------------------------------
Increase (decrease)
  in units outstanding          (99,593)       (87,532)       (92,070)            0        (415,865)             0          (68,290)
Beginning units                 428,881        424,680        522,178             0       2,102,000              0          340,552
                           --------------------------------------------------------------------------------------------------------
Ending units                    329,288        337,148        430,108             0       1,686,135              0          272,262
                           ========================================================================================================

*     Offered in Polaris Plus product.

**    Offered in Polaris II Asset Manager and Polaris II A-Class products.


                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                   (Continued)


                                                               MFS
                             International  International  Massachusetts                                  Putnam
                              Diversified      Growth        Investors      MFS Mid-       MFS Total      Growth:         Real
                               Equities      and Income        Trust       Cap Growth       Return        Voyager        Estate
                               Portfolio      Portfolio      Portfolio      Portfolio      Portfolio     Portfolio      Portfolio
                             (Class 1)***     (Class 1)      (Class 1)      (Class 1)      (Class 1)     (Class 1)      (Class 1)
                             ------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS:
From operations:
    Net investment
      income (loss)          $    53,213    $     23,614    $    (4,696)   $   (32,811)  $   (526,066)  $   (309,575)  $    138,014
    Net realized gains
      (losses)                  (232,265)        247,353       (162,494)      (255,921)        33,598     (4,006,120)       575,831
    Change in net
      unrealized
      appreciation
      (depreciation) of
      investments                772,069       1,359,370        747,007        188,672      5,865,886      3,685,641      1,704,155
                             ------------------------------------------------------------------------------------------------------
    Increase (decrease)
      in net assets
      from operations            593,017       1,630,337        579,817       (100,060)     5,373,418       (630,054)     2,418,000
                             ------------------------------------------------------------------------------------------------------
From capital
  transactions:
    Net proceeds from
      units sold                 163,277         674,999         38,731        150,061      9,882,513      1,517,225        629,767
    Cost of units
      redeemed                  (846,976)     (2,084,144)      (638,207)      (375,590)    (4,573,898)    (4,826,203)    (1,337,383)
    Annuity benefit
      payments                         0               0              0              0              0              0              0
    Net transfers                426,376       2,380,027       (770,503)       119,765     29,744,683      2,050,847      1,643,040
                             ------------------------------------------------------------------------------------------------------
    Increase (decrease)
      in net assets from
      capital transactions      (257,323)        970,882     (1,369,979)      (105,764)    35,053,298     (1,258,131)       935,424
                             ------------------------------------------------------------------------------------------------------
Increase (decrease) in
  net assets                     335,694       2,601,219       (790,162)      (205,824)    40,426,716     (1,888,185)     3,353,424
Net assets at beginning
  of period                    5,345,355      13,930,099      7,288,167      3,733,305     56,227,175     31,102,195      7,548,327
                             ------------------------------------------------------------------------------------------------------
Net assets at end of
  period                     $ 5,681,049    $ 16,531,318    $ 6,498,005    $ 3,527,481   $ 96,653,891   $ 29,214,010   $ 10,901,751
                             ======================================================================================================
ANALYSIS OF INCREASE
  (DECREASE) IN UNITS
  OUTSTANDING:
Contracts with total
  expenses of 0.85% *:
    Units sold                        44               0              0              0              0              0              0
    Units redeemed                     0               0              0              0              0              0              0
    Units transferred                  0               0              0              0              0              0              0
                             ------------------------------------------------------------------------------------------------------
Increase (decrease) in
  units outstanding                   44               0              0              0              0              0              0
Beginning units                        0             750              0              0              0            174              8
                             ------------------------------------------------------------------------------------------------------
Ending units                          44             750              0              0              0            174              8
                             ======================================================================================================
Contracts with total
  expenses of 0.85% **:
    Units sold                    10,707          44,005          2,216         19,773        689,888        205,730         18,646
    Units redeemed               (39,157)        (56,727)       (65,488)       (46,114)      (322,299)       (98,000)        (8,889)
    Units transferred             61,437         136,881        (70,368)        13,508      2,042,223        442,883         40,330
                             ------------------------------------------------------------------------------------------------------
Increase (decrease) in
  units outstanding               32,987         124,159       (133,640)       (12,833)     2,409,812        550,613         50,087
Beginning units                  259,738         748,220        805,399        441,724      3,949,893      1,063,200        108,473
                             ------------------------------------------------------------------------------------------------------
Ending units                     292,725         872,379        671,759        428,891      6,359,705      1,613,813        158,560
                             ======================================================================================================
Contracts with total
  expenses of 1.10%:
    Units sold                     3,008           3,967          2,451              0         45,400         12,185          2,163
    Units redeemed                     0          (3,597)        (8,209)        (1,167)       (15,100)        (2,324)          (337)
    Units transferred                758             662        (22,893)         1,413        163,195         40,277          6,523
                             ------------------------------------------------------------------------------------------------------
Increase (decrease) in
  units outstanding                3,766           1,032        (28,651)           246        193,495         50,138          8,349
Beginning units                   11,443          35,769         91,094         35,097        432,049         93,442          5,621
                             ------------------------------------------------------------------------------------------------------
Ending units                      15,209          36,801         62,443         35,343        625,544        143,580         13,970
                             ======================================================================================================
Contracts with total
  expenses of 1.25% :
    Units sold                     7,296          16,893              0              0              0          7,129          7,757
    Units redeemed               (57,522)       (117,917)             0              0              0       (247,761)       (58,532)
    Units transferred              1,797          68,733              0              0              0        (61,472)        28,829
                             ------------------------------------------------------------------------------------------------------
Increase (decrease) in
  units outstanding              (48,429)        (32,291)             0              0              0       (302,104)       (21,946)
Beginning units                  390,108         583,393              0              0              0      1,418,311        341,188
                             ------------------------------------------------------------------------------------------------------
Ending units                     341,679         551,102              0              0              0      1,116,207        319,242
                             ======================================================================================================

*     Offered in Polaris Plus product.

**    Offered in Polaris II Asset Manager and Polaris II A-Class products.

***   For the period from October 4, 2004 (inception) to April 30, 2005


                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                   (Continued)


                                                          Small Company      SunAmerica                            Telecom
                                                              Value           Balanced          Technology         Utility
                                                            Portfolio        Portfolio          Portfolio         Portfolio
                                                            (Class 1)        (Class 1)          (Class 1)         (Class 1)
                                                        -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                         $    (122,372)    $     180,265     $      (2,394)    $     137,498

   Net realized gains (losses)                                583,113        (3,306,941)          (27,705)         (374,219)
   Change in net unrealized appreciation
       (depreciation) of investments                          868,854         4,874,152            12,016           784,358
                                                        -------------------------------------------------------------------
   Increase (decrease) in net assets from operations        1,329,595         1,747,476           (18,083)          547,637
                                                        -------------------------------------------------------------------

From capital transactions:
       Net proceeds from units sold                           257,132           696,597            13,775            25,471
       Cost of units redeemed                              (1,666,934)      (10,285,933)           (5,742)         (668,478)
       Annuity benefit payments                                     0                 0                 0                 0
       Net transfers                                          639,979        (1,663,666)           35,062            27,257
                                                        -------------------------------------------------------------------
   Increase (decrease) in net assets from capital
       transactions                                          (769,823)      (11,253,002)           43,095          (615,750)
                                                        -------------------------------------------------------------------
Increase (decrease) in net assets                             559,772        (9,505,526)           25,012           (68,113)
Net assets at beginning of period                           8,786,020        57,607,133           264,982         3,674,204
                                                        -------------------------------------------------------------------
Net assets at end of period                             $   9,345,792     $  48,101,607     $     289,994     $   3,606,091
                                                        ===================================================================
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 0.85% *:
   Units sold                                                       0                 0                 0                44
   Units redeemed                                                   0              (207)                0                 0
   Units transferred                                                0                 0                 0                 0
                                                        -------------------------------------------------------------------
Increase (decrease) in units outstanding                            0              (207)                0                44
Beginning units                                                   427               837                 0                15
                                                        -------------------------------------------------------------------
Ending units                                                      427               630                 0                59
                                                        ===================================================================

Contracts with total expenses of 0.85% **:
   Units sold                                                       0            54,370             6,779                 4
   Units redeemed                                                   0           (64,021)           (2,706)           (5,591)
   Units transferred                                                0            17,473            13,649             4,726
                                                        -------------------------------------------------------------------
Increase (decrease) in units outstanding                            0             7,822            17,722              (861)
Beginning units                                                     0           530,846           108,335            40,778
                                                        -------------------------------------------------------------------
Ending units                                                        0           538,668           126,057            39,917
                                                        ===================================================================

Contracts with total expenses of 1.10%:
   Units sold                                                       0                 0                 0                 0
   Units redeemed                                                   0            (5,061)             (111)                0
   Units transferred                                                0             8,109             1,126               227
                                                        -------------------------------------------------------------------
Increase (decrease) in units outstanding                            0             3,048             1,015               227
Beginning units                                                     0            27,544            13,639             4,149
                                                        -------------------------------------------------------------------
Ending units                                                        0            30,592            14,654             4,376
                                                        ===================================================================

Contracts with total expenses of 1.25% :
   Units sold                                                  12,860            15,942                 0             2,210
   Units redeemed                                             (83,395)         (660,961)                0           (55,673)
   Units transferred                                           32,278          (129,056)                0              (983)
                                                        -------------------------------------------------------------------
Increase (decrease) in units outstanding                      (38,257)         (774,075)                0           (54,446)
Beginning units                                               494,691         3,723,491                 0           330,953
                                                        -------------------------------------------------------------------
Ending units                                                  456,434         2,949,416                 0           276,507
                                                        ===================================================================

                                                            Worldwide                           Emerging
                                                           High Income        Comstock           Growth
                                                            Portfolio         Portfolio         Portfolio
                                                            (Class 1)        (Class II)        (Class II)
                                                        -------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                         $     226,435     $     343,195     $     (56,950)

   Net realized gains (losses)                                (91,718)        3,899,186            31,713
   Change in net unrealized appreciation
       (depreciation) of investments                          209,145         4,235,788            70,516
                                                        -------------------------------------------------
   Increase (decrease) in net assets from operations          343,862         8,478,169            45,279
                                                        -------------------------------------------------

From capital transactions:
       Net proceeds from units sold                           469,270        21,289,649           860,562
       Cost of units redeemed                                (867,446)       (4,871,831)         (594,712)
       Annuity benefit payments                                     0                 0                 0
       Net transfers                                        1,384,736        45,257,144         1,261,129
                                                        -------------------------------------------------
   Increase (decrease) in net assets from capital
       transactions                                           986,560        61,674,962         1,526,979
                                                        -------------------------------------------------
Increase (decrease) in net assets                           1,330,422        70,153,131         1,572,258
Net assets at beginning of period                           3,688,752        53,666,882         5,481,963
                                                        -------------------------------------------------
Net assets at end of period                             $   5,019,174     $ 123,820,013     $   7,054,221
                                                        =================================================
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 0.85% *:
   Units sold                                                       0                 0                 0
   Units redeemed                                                   0                 0                 0
   Units transferred                                                0                 0                 0
                                                        -------------------------------------------------
Increase (decrease) in units outstanding                            0                 0                 0
Beginning units                                                     0                 0                 0
                                                        -------------------------------------------------
Ending units                                                        0                 0                 0
                                                        =================================================

Contracts with total expenses of 0.85% **:
   Units sold                                                  35,302         1,714,056            89,427
   Units redeemed                                             (17,330)         (390,905)          (55,478)
   Units transferred                                           97,487         3,650,551           136,590
                                                        -------------------------------------------------
Increase (decrease) in units outstanding                      115,459         4,973,702           170,539
Beginning units                                               126,343         4,509,831           568,055
                                                        -------------------------------------------------
Ending units                                                  241,802         9,483,533           738,594
                                                        =================================================

Contracts with total expenses of 1.10%:
   Units sold                                                     348           131,536             9,836
   Units redeemed                                              (5,427)          (31,974)          (13,058)
   Units transferred                                            7,367           283,910             8,941
                                                        -------------------------------------------------
Increase (decrease) in units outstanding                        2,288           383,472             5,719
Beginning units                                                14,716           462,772            76,046
                                                        -------------------------------------------------
Ending units                                                   17,004           846,244            81,765
                                                        =================================================

Contracts with total expenses of 1.25% :
   Units sold                                                   1,611                 0                 0
   Units redeemed                                             (31,798)                0                 0
   Units transferred                                            5,554                 0                 0
                                                        -------------------------------------------------
Increase (decrease) in units outstanding                      (24,633)                0                 0
Beginning units                                               118,994                 0                 0
                                                        -------------------------------------------------
Ending units                                                   94,361                 0                 0
                                                        =================================================


* Offered in Polaris Plus product.

** Offered in Polaris II Asset Manager and Polaris II A-Class products.


                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2005
                                   (Continued)

                                                             Growth            Growth                             Asset
                                                           and Income        and Income       Mid-Cap Value     Allocation
                                                            Portfolio         Portfolio         Portfolio          Fund
                                                           (Class II)        (Class VC)        (Class VC)        (Class 2)
                                                        -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                         $     186,483     $      44,657     $    (277,450)    $   1,138,383

   Net realized gains (losses)                              2,073,384           782,049           859,510            20,285
   Change in net unrealized appreciation
       (depreciation) of investments                        4,444,668         3,667,498         3,708,013         3,715,934
                                                        -------------------------------------------------------------------
   Increase (decrease) in net assets from operations        6,704,535         4,494,204         4,290,073         4,874,602
                                                        -------------------------------------------------------------------

From capital transactions:
       Net proceeds from units sold                        15,669,020        15,892,732        14,895,030        24,819,057
       Cost of units redeemed                              (3,064,973)       (4,488,083)       (2,834,761)       (5,961,979)
       Annuity benefit payments                                     0                 0                 0                 0
       Net transfers                                       32,051,774        37,263,206        25,754,469        52,070,232
                                                        -------------------------------------------------------------------
   Increase (decrease) in net assets from capital
       transactions                                        44,655,821        48,667,855        37,814,738        70,927,310
                                                        -------------------------------------------------------------------
Increase (decrease) in net assets                          51,360,356        53,162,059        42,104,811        75,801,912
Net assets at beginning of period                          36,998,962        48,589,564        28,866,718        59,677,489
                                                        -------------------------------------------------------------------
Net assets at end of period                             $  88,359,318     $ 101,751,623     $  70,971,529     $ 135,479,401
                                                        ===================================================================
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 0.85% *:
   Units sold                                                       0                 0                 0                 0
   Units redeemed                                                   0                 0                 0                 0
   Units transferred                                                0                 0                 0                 0
                                                        -------------------------------------------------------------------
Increase (decrease) in units outstanding                            0                 0                 0                 0
Beginning units                                                     0                 0                 0                 0
                                                        -------------------------------------------------------------------
Ending units                                                        0                 0                 0                 0
                                                        ===================================================================

Contracts with total expenses of 0.85% **:
   Units sold                                               1,218,039         1,351,530         1,178,524         1,828,263
   Units redeemed                                            (226,126)         (350,966)         (213,895)         (410,582)
   Units transferred                                        2,471,098         3,123,054         1,967,314         3,706,981
                                                        -------------------------------------------------------------------
Increase (decrease) in units outstanding                    3,463,011         4,123,618         2,931,943         5,124,662
Beginning units                                             2,967,167         4,090,198         2,311,323         4,341,675
                                                        -------------------------------------------------------------------
Ending units                                                6,430,178         8,213,816         5,243,266         9,466,337
                                                        ===================================================================

Contracts with total expenses of 1.10%:

   Units sold                                                  91,448            79,559            65,902            89,345
   Units redeemed                                             (27,902)          (49,242)          (21,806)          (46,734)
   Units transferred                                          198,598           233,885           182,661           314,974
                                                        -------------------------------------------------------------------
Increase (decrease) in units outstanding                      262,144           264,202           226,757           357,585
Beginning units                                               313,207           472,794           287,550           457,726
                                                        -------------------------------------------------------------------
Ending units                                                  575,351           736,996           514,307           815,311
                                                        ===================================================================

Contracts with total expenses of 1.25% :
   Units sold                                                       0                 0                 0                 0
   Units redeemed                                                   0                 0                 0                 0
   Units transferred                                                0                 0                 0                 0
                                                        -------------------------------------------------------------------
Increase (decrease) in units outstanding                            0                 0                 0                 0
Beginning units                                                     0                 0                 0                 0
                                                        -------------------------------------------------------------------
Ending units                                                        0                 0                 0                 0
                                                        ===================================================================

                                                              Global                             Growth-
                                                              Growth           Growth            Income
                                                               Fund             Fund              Fund
                                                            (Class 2)         (Class 2)         (Class 2)
                                                        -------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                         $    (313,646)    $    (615,497)    $      61,652

   Net realized gains (losses)                                  8,931            29,267            55,989
   Change in net unrealized appreciation
       (depreciation) of investments                        3,457,953         5,248,445         4,273,491
                                                        -------------------------------------------------
   Increase (decrease) in net assets from operations        3,153,238         4,662,215         4,391,132
                                                        -------------------------------------------------
From capital transactions:
       Net proceeds from units sold                        17,691,675        24,559,123        43,691,075
       Cost of units redeemed                              (2,451,140)       (5,009,461)       (9,715,249)
       Annuity benefit payments                                     0                 0                 0
       Net transfers                                       33,471,734        42,607,569        79,440,990
                                                        -------------------------------------------------
   Increase (decrease) in net assets from capital
       transactions                                        48,712,269        62,157,231       113,416,816
                                                        -------------------------------------------------

Increase (decrease) in net assets                          51,865,507        66,819,446       117,807,948
Net assets at beginning of period                          26,782,854        52,716,825        98,164,575
                                                        -------------------------------------------------
Net assets at end of period                             $  78,648,361     $ 119,536,271     $ 215,972,523
                                                        =================================================
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 0.85% *:
   Units sold                                                       0                 0                 0
   Units redeemed                                                   0                 0                 0
   Units transferred                                                0                 0                 0
                                                        -------------------------------------------------
Increase (decrease) in units outstanding                            0                 0                 0
Beginning units                                                     0                 0                 0
                                                        -------------------------------------------------
Ending units                                                        0                 0                 0
                                                        =================================================

Contracts with total expenses of 0.85% **:
   Units sold                                               1,091,019         1,532,159         2,811,271
   Units redeemed                                            (136,047)         (280,341)         (590,123)
   Units transferred                                        2,023,672         2,536,349         4,933,681
                                                        -------------------------------------------------
Increase (decrease) in units outstanding                    2,978,644         3,788,167         7,154,829
Beginning units                                             1,616,933         3,076,002         6,182,253
                                                        -------------------------------------------------
Ending units                                                4,595,577         6,864,169        13,337,082
                                                        =================================================

Contracts with total expenses of 1.10%:

   Units sold                                                  53,135            64,065           133,618
   Units redeemed                                             (21,283)          (41,047)          (59,461)
   Units transferred                                          133,583           224,966           418,369
                                                        -------------------------------------------------
Increase (decrease) in units outstanding                      165,435           247,984           492,526
Beginning units                                               189,446           439,457           642,993
                                                        -------------------------------------------------
Ending units                                                  354,881           687,441         1,135,519
                                                        =================================================

Contracts with total expenses of 1.25% :
   Units sold                                                       0                 0                 0
   Units redeemed                                                   0                 0                 0
   Units transferred                                                0                 0                 0
                                                        -------------------------------------------------
Increase (decrease) in units outstanding                            0                 0                 0
Beginning units                                                     0                 0                 0
                                                        -------------------------------------------------
Ending units                                                        0                 0                 0
                                                        =================================================


* Offered in Polaris Plus product.

** Offered in Polaris II Asset Manager and Polaris II A-Class products.


                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004

                                                                                             Government
                                                             Asset          Capital             and
                                                          Allocation      Appreciation      Quality Bond        Growth
                                                           Portfolio        Portfolio        Portfolio        Portfolio
                                                           (Class 1)        (Class 1)        (Class 1)        (Class 1)
                                                        ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                         $    337,784     $   (610,197)    $  1,988,497     $   (212,822)
   Net realized gains (losses) from
       securities transactions                               (28,909)      (1,475,900)       1,342,618         (680,020)
   Change in net unrealized appreciation
       (depreciation) of investments                       2,102,596       12,638,503       (3,424,294)       7,699,793
                                                        ---------------------------------------------------------------
   Increase (decrease) in net assets from operations       2,411,471       10,552,406          (93,179)       6,806,951
                                                        ---------------------------------------------------------------

From capital transactions:
       Net proceeds from units sold                          590,359        8,790,245        5,781,551        5,302,527
       Cost of units redeemed                             (1,068,022)      (3,821,092)      (6,609,434)      (2,220,914)
       Annuity benefit payments                               (1,151)          (1,739)         (12,310)          (1,372)
       Net transfers                                       3,057,288        7,357,759         (120,127)       5,863,975
                                                        ---------------------------------------------------------------
   Increase (decrease) in net assets from capital
       transactions                                        2,578,474       12,325,173         (960,320)       8,944,216
                                                        ---------------------------------------------------------------

Increase (decrease) in net assets                          4,989,945       22,877,579       (1,053,499)      15,751,167
Net assets at beginning of period                         12,636,500       45,411,415       69,894,786       27,512,769
                                                        ---------------------------------------------------------------
Net assets at end of period                             $ 17,626,445     $ 68,288,994     $ 68,841,287     $ 43,263,936
                                                        ===============================================================

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 0.85% *:
   Units sold                                                      0                0                0                0
   Units redeemed                                                  0             (872)             (62)               0
   Units transferred                                               0                0              (89)               0
                                                        ---------------------------------------------------------------
Increase (decrease) in units outstanding                           0             (872)            (151)               0
Beginning units                                                    0            2,897              326            1,707
                                                        ---------------------------------------------------------------
Ending units                                                       0            2,025              175            1,707
                                                        ===============================================================

Contracts with total expenses of 0.85% **:
   Units sold                                                 34,077          685,702          404,488          467,040
   Units redeemed                                             (6,988)        (182,138)        (182,933)         (84,501)
   Units transferred                                          51,382          602,436          391,068          533,512
                                                        ---------------------------------------------------------------
Increase (decrease) in units outstanding                      78,471        1,106,000          612,623          916,051
Beginning units                                              246,399        2,242,839        1,104,627        1,319,642
                                                        ---------------------------------------------------------------
Ending units                                                 324,870        3,348,839        1,717,250        2,235,693
                                                        ===============================================================

Contracts with total expenses of 1.10%:
   Units sold                                                  1,348           82,082           20,996           62,796
   Units redeemed                                                  0           (6,778)            (699)          (9,231)
   Units transferred                                         (13,655)          70,754           46,714           47,546
                                                        ---------------------------------------------------------------
Increase (decrease) in units outstanding                     (12,307)         146,058           67,011          101,111
Beginning units                                               24,587          193,637           71,303           97,032
                                                        ---------------------------------------------------------------
Ending units                                                  12,280          339,695          138,314          198,143
                                                        ===============================================================

Contracts with total expenses of 1.25% :
   Units sold                                                 10,200           21,004           18,338           11,865
   Units redeemed                                            (49,216)         (57,020)        (252,319)         (53,526)
   Units transferred                                         130,332           13,009         (342,189)          17,531
                                                        ---------------------------------------------------------------
Increase (decrease) in units outstanding                      91,316          (23,007)        (576,170)         (24,130)
Beginning units                                              571,196          872,982        3,259,053          767,232
                                                        ---------------------------------------------------------------
Ending units                                                 662,512          849,975        2,682,883          743,102
                                                        ===============================================================

                                                           Aggressive        Alliance        Blue Chip
                                                             Growth           Growth          Growth
                                                           Portfolio        Portfolio        Portfolio
                                                           (Class 1)        (Class 1)        (Class 1)
                                                        ----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                         $   (138,437)    $   (731,137)    $     (6,844)
   Net realized gains (losses) from
       securities transactions                            (1,502,162)      (6,038,505)          (9,549)
   Change in net unrealized appreciation
       (depreciation) of investments                       3,765,590       15,340,078          151,601
                                                        ----------------------------------------------
   Increase (decrease) in net assets from operations       2,124,991        8,570,436          135,208
                                                        ----------------------------------------------

From capital transactions:
       Net proceeds from units sold                          434,678        1,096,211          263,204
       Cost of units redeemed                               (538,907)      (4,797,750)        (216,917)
       Annuity benefit payments                                    0           (4,395)               0
       Net transfers                                         137,309       (1,702,281)         139,540
                                                        ----------------------------------------------
   Increase (decrease) in net assets from capital
       transactions                                           33,080       (5,408,215)         185,827
                                                        ----------------------------------------------

Increase (decrease) in net assets                          2,158,071        3,162,221          321,035
Net assets at beginning of period                          9,544,290       72,130,071          759,737
                                                        ----------------------------------------------
Net assets at end of period                             $ 11,702,361     $ 75,292,292     $  1,080,772
                                                        ==============================================

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 0.85% *:
   Units sold                                                      0                0                0
   Units redeemed                                                  0                0                0
   Units transferred                                              22               22                0
                                                        ----------------------------------------------
Increase (decrease) in units outstanding                          22               22                0
Beginning units                                                  288            1,984                0
                                                        ----------------------------------------------
Ending units                                                     310            2,006                0
                                                        ==============================================

Contracts with total expenses of 0.85% **:
   Units sold                                                 29,705           44,965           43,805
   Units redeemed                                             (7,135)        (147,225)         (40,419)
   Units transferred                                          15,529         (250,191)          19,280
                                                        ----------------------------------------------
Increase (decrease) in units outstanding                      38,099         (352,451)          22,666
Beginning units                                              142,222        2,297,444          155,299
                                                        ----------------------------------------------
Ending units                                                 180,321        1,944,993          177,965
                                                        ==============================================

Contracts with total expenses of 1.10%:

   Units sold                                                  1,139            6,833            6,823
   Units redeemed                                                (99)          (1,668)               0
   Units transferred                                           4,725             (783)           6,865
                                                        ----------------------------------------------
Increase (decrease) in units outstanding                       5,765            4,382           13,688
Beginning units                                                6,373          133,969            9,776
                                                        ----------------------------------------------
Ending units                                                  12,138          138,351           23,464
                                                        ==============================================

Contracts with total expenses of 1.25% :
   Units sold                                                 16,181           27,848                0
   Units redeemed                                            (38,015)        (142,698)               0
   Units transferred                                            (739)          (3,344)               0
                                                        ----------------------------------------------
Increase (decrease) in units outstanding                     (22,573)        (118,194)               0
Beginning units                                              812,929        2,424,504                0
                                                        ----------------------------------------------
Ending units                                                 790,356        2,306,310                0
                                                        ==============================================


* Offered in Polaris Plus product.

** Offered in Polaris II Asset Manager and Polaris II A-Class products.


                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004
                                   (Continued)


                                                             Cash           Corporate      Davis Venture      "Dogs" of
                                                          Management          Bond             Value         Wall Street
                                                           Portfolio        Portfolio        Portfolio        Portfolio
                                                           (Class 1)        (Class 1)        (Class 1)        (Class 1)
                                                        ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                         $    201,531     $    954,720     $   (146,338)    $     94,332
   Net realized gains (losses) from
       securities transactions                              (230,123)         120,494         (438,945)          30,486
   Change in net unrealized appreciation
       (depreciation) of investments                        (108,399)          95,091       16,859,323        1,428,547
                                                        ---------------------------------------------------------------
   Increase (decrease) in net assets from operations        (136,991)       1,170,305       16,274,040        1,553,365
                                                        ---------------------------------------------------------------

From capital transactions:
       Net proceeds from units sold                        3,846,934        4,037,488        5,995,465          135,015
       Cost of units redeemed                             (3,373,206)      (1,184,940)      (3,876,364)        (520,626)
       Annuity benefit payments                               (6,721)            (295)          (1,570)            (113)
       Net transfers                                      (4,377,252)       7,752,602        7,371,977         (183,272)
                                                        ---------------------------------------------------------------
   Increase (decrease) in net assets from capital
       transactions                                       (3,910,245)      10,604,855        9,489,508         (568,996)
                                                        ---------------------------------------------------------------

Increase (decrease) in net assets                         (4,047,236)      11,775,160       25,763,548          984,369
Net assets at beginning of period                         24,491,587       16,712,027       51,742,583        6,528,585
                                                        ---------------------------------------------------------------
Net assets at end of period                             $ 20,444,351     $ 28,487,187     $ 77,506,131     $  7,512,954
                                                        ===============================================================

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 0.85% *:
   Units sold                                                      0                0                0                0
   Units redeemed                                                  0                0                0                0
   Units transferred                                               0                0              (38)               8
                                                        ---------------------------------------------------------------
Increase (decrease) in units outstanding                           0                0              (38)               8
Beginning units                                                3,497                0            1,413                0
                                                        ---------------------------------------------------------------
Ending units                                                   3,497                0            1,375                8
                                                        ===============================================================

Contracts with total expenses of 0.85% **:
   Units sold                                                300,000          277,167          412,546            4,959
   Units redeemed                                           (105,241)         (34,850)        (227,955)         (14,979)
   Units transferred                                        (140,885)         545,479          482,844           (3,435)
                                                        ---------------------------------------------------------------
Increase (decrease) in units outstanding                      53,874          787,796          667,435          (13,455)
Beginning units                                              321,915          428,783        3,552,389           74,185
                                                        ---------------------------------------------------------------
Ending units                                                 375,789        1,216,579        4,219,824           60,730
                                                        ===============================================================

Contracts with total expenses of 1.10%:
   Units sold                                                  1,742           24,697           91,206            2,835
   Units redeemed                                            (16,150)            (674)          (4,763)               0
   Units transferred                                          15,147           56,227           70,137           (5,650)
                                                        ---------------------------------------------------------------
Increase (decrease) in units outstanding                         739           80,250          156,580           (2,815)
Beginning units                                               43,742           62,702          274,799           11,035
                                                        ---------------------------------------------------------------
Ending units                                                  44,481          142,952          431,379            8,220
                                                        ===============================================================

Contracts with total expenses of 1.25% :
   Units sold                                                 41,326            5,466           20,642            4,752
   Units redeemed                                           (155,603)         (43,950)         (54,239)         (34,862)
   Units transferred                                        (228,808)          (5,746)          57,169           (8,526)
                                                        ---------------------------------------------------------------
Increase (decrease) in units outstanding                    (343,085)         (44,230)          23,572          (38,636)
Beginning units                                            1,553,588          679,219          837,110          647,923
                                                        ---------------------------------------------------------------
Ending units                                               1,210,503          634,989          860,682          609,287
                                                        ===============================================================

                                                           Emerging          Equity           Equity
                                                            Markets          Income            Index
                                                           Portfolio        Portfolio        Portfolio
                                                           (Class 1)        (Class 1)        (Class 1)
                                                        ----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                         $    (71,342)    $     22,955     $   (100,980)
   Net realized gains (losses) from
       securities transactions                               438,086           19,348         (921,123)
   Change in net unrealized appreciation
       (depreciation) of investments                       1,644,330        1,330,386        8,407,210
                                                        ----------------------------------------------
   Increase (decrease) in net assets from operations       2,011,074        1,372,689        7,385,107
                                                        ----------------------------------------------

From capital transactions:
       Net proceeds from units sold                           84,156           90,688          194,651
       Cost of units redeemed                               (417,262)        (459,572)      (2,712,708)
       Annuity benefit payments                                 (373)            (504)          (7,307)
       Net transfers                                       1,481,679          700,908          933,651
                                                        ----------------------------------------------
   Increase (decrease) in net assets from capital
       transactions                                        1,148,200          331,520       (1,591,713)
                                                        ----------------------------------------------
Increase (decrease) in net assets                          3,159,274        1,704,209        5,793,394
Net assets at beginning of period                          3,999,291        6,804,963       36,310,699
                                                        ----------------------------------------------
Net assets at end of period                             $  7,158,565     $  8,509,172     $ 42,104,093
                                                        ==============================================

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 0.85% *:
   Units sold                                                      0                0                0
   Units redeemed                                                  0                0                0
   Units transferred                                               0                0                0
                                                        ----------------------------------------------
Increase (decrease) in units outstanding                           0                0                0
Beginning units                                                    0                0                0
                                                        ----------------------------------------------
Ending units                                                       0                0                0
                                                        ==============================================

Contracts with total expenses of 0.85% **:
   Units sold                                                  3,272                0                0
   Units redeemed                                            (14,438)               0                0
   Units transferred                                         (10,221)               0                0
                                                        ----------------------------------------------
Increase (decrease) in units outstanding                     (21,387)               0                0
Beginning units                                              102,396                0                0
                                                        ----------------------------------------------
Ending units                                                  81,009                0                0
                                                        ==============================================

Contracts with total expenses of 1.10%:

   Units sold                                                      0                0                0
   Units redeemed                                                (80)               0                0
   Units transferred                                          (4,602)               0                0
                                                        ----------------------------------------------
Increase (decrease) in units outstanding                      (4,682)               0                0
Beginning units                                               10,925                0                0
                                                        ----------------------------------------------
Ending units                                                   6,243                0                0
                                                        ==============================================

Contracts with total expenses of 1.25% :
   Units sold                                                  5,349            8,713           23,818
   Units redeemed                                            (31,690)         (44,553)        (341,827)
   Units transferred                                         187,980           69,678          113,966
                                                        ----------------------------------------------
Increase (decrease) in units outstanding                     161,639           33,838         (204,043)
Beginning units                                              518,892          758,827        5,344,702
                                                        ----------------------------------------------
Ending units                                                 680,531          792,665        5,140,659
                                                        ==============================================

* Offered in Polaris Plus product.

** Offered in Polaris II Asset Manager and Polaris II A-Class products.


                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004
                                   (Continued)

                                                           Federated                                          Goldman
                                                           American          Global           Global           Sachs
                                                            Leaders           Bond           Equities         Research
                                                           Portfolio        Portfolio        Portfolio        Portfolio
                                                           (Class 1)        (Class 1)        (Class 1)        (Class 1)
                                                        ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                         $     53,261     $   (107,467)    $    (98,425)    $     (5,710)
   Net realized gains (losses) from
       securities transactions                               (90,710)          33,013       (1,076,463)         (11,867)
   Change in net unrealized appreciation
       (depreciation) of investments                       2,723,836          138,270        3,154,553          137,813
                                                        ---------------------------------------------------------------
   Increase (decrease) in net assets from operations       2,686,387           63,816        1,979,665          120,236
                                                        ---------------------------------------------------------------

From capital transactions:
       Net proceeds from units sold                        1,574,605          396,664          152,976          209,821
       Cost of units redeemed                               (838,292)        (583,601)        (826,379)         (45,311)
       Annuity benefit payments                                 (101)          (2,146)             (66)               0
       Net transfers                                       1,556,431          193,832         (324,384)          80,507
                                                        ---------------------------------------------------------------
   Increase (decrease) in net assets from capital
       transactions                                        2,292,643            4,749         (997,853)         245,017
                                                        ---------------------------------------------------------------

Increase (decrease) in net assets                          4,979,030           68,565          981,812          365,253
Net assets at beginning of period                         10,910,210        9,012,858       10,038,817          455,203
                                                        ---------------------------------------------------------------
Net assets at end of period                             $ 15,889,240     $  9,081,423     $ 11,020,629     $    820,456
                                                        ===============================================================

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 0.85% *:
   Units sold                                                      0                0                0                0
   Units redeemed                                                  0                0                0                0
   Units transferred                                               0                0                0                0
                                                        ---------------------------------------------------------------
Increase (decrease) in units outstanding                           0                0                0                0
Beginning units                                                    0                0              212                0
                                                        ---------------------------------------------------------------
Ending units                                                       0                0              212                0
                                                        ===============================================================

Contracts with total expenses of 0.85% **:
   Units sold                                                145,965           25,291           10,166           32,267
   Units redeemed                                            (38,003)          (4,145)         (27,355)          (7,182)
   Units transferred                                         165,220           45,965          (71,383)          15,453
                                                        ---------------------------------------------------------------
Increase (decrease) in units outstanding                     273,182           67,111          (88,572)          40,538
Beginning units                                              560,019           74,019          477,240           76,812
                                                        ---------------------------------------------------------------
Ending units                                                 833,201          141,130          388,668          117,350
                                                        ===============================================================

Contracts with total expenses of 1.10% :

   Units sold                                                  8,695            1,418                0            1,536
   Units redeemed                                             (1,508)            (122)          (1,807)               0
   Units transferred                                          12,309            3,608               (3)          (1,373)
                                                        ---------------------------------------------------------------
Increase (decrease) in units outstanding                      19,496            4,904           (1,810)             163
Beginning units                                               24,706            6,954            9,781           10,045
                                                        ---------------------------------------------------------------
Ending units                                                  44,202           11,858            7,971           10,208
                                                        ===============================================================

Contracts with total expenses of 1.25% :
   Units sold                                                  4,609            4,097            5,290                0
   Units redeemed                                            (29,437)         (31,291)         (41,736)               0
   Units transferred                                          (9,399)         (24,904)           8,129                0
                                                        ---------------------------------------------------------------
Increase (decrease) in units outstanding                     (34,227)         (52,098)         (28,317)               0
Beginning units                                              463,108          476,778          550,495                0
                                                        ---------------------------------------------------------------
Ending units                                                 428,881          424,680          522,178                0
                                                        ===============================================================

                                                            Growth-           Growth        High-Yield
                                                            Income        Opportunities        Bond
                                                           Portfolio        Portfolio        Portfolio
                                                           (Class 1)        (Class 1)        (Class 1)
                                                        ----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                         $   (169,486)    $     (2,146)    $    525,284
   Net realized gains (losses) from
       securities transactions                            (2,260,869)         (78,207)        (386,288)
   Change in net unrealized appreciation
       (depreciation) of investments                      14,087,287          115,746        1,344,220
                                                        ----------------------------------------------
   Increase (decrease) in net assets from operations      11,656,932           35,393        1,483,216
                                                        ----------------------------------------------

From capital transactions:
       Net proceeds from units sold                          972,749           16,651        1,067,256
       Cost of units redeemed                             (4,559,158)          (4,374)        (647,795)
       Annuity benefit payments                               (6,250)               0              (62)
       Net transfers                                        (830,715)          35,140        2,949,757
                                                        ----------------------------------------------
   Increase (decrease) in net assets from capital
       transactions                                       (4,423,374)          47,417        3,369,156
                                                        ----------------------------------------------

Increase (decrease) in net assets                          7,233,558           82,810        4,852,372
Net assets at beginning of period                         61,581,722          175,830        7,178,636
                                                        ----------------------------------------------
Net assets at end of period                             $ 68,815,280     $    258,640     $ 12,031,008
                                                        ==============================================

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 0.85% *:
   Units sold                                                      0                0                0
   Units redeemed                                                  0                0                0
   Units transferred                                              16                0                0
                                                        ----------------------------------------------
Increase (decrease) in units outstanding                          16                0                0
Beginning units                                                  647                0                0
                                                        ----------------------------------------------
Ending units                                                     663                0                0
                                                        ==============================================

Contracts with total expenses of 0.85% **:
   Units sold                                                 39,349            1,466           87,692
   Units redeemed                                           (114,780)          (1,018)         (24,679)
   Units transferred                                        (148,184)           6,465          256,949
                                                        ----------------------------------------------
Increase (decrease) in units outstanding                    (223,615)           6,913          319,962
Beginning units                                            1,743,668           48,013          267,960
                                                        ----------------------------------------------
Ending units                                               1,520,053           54,926          587,922
                                                        ==============================================

Contracts with total expenses of 1.10% :

   Units sold                                                  1,147            2,021           11,470
   Units redeemed                                            (10,584)               0             (543)
   Units transferred                                          (1,873)           1,218           17,155
                                                        ----------------------------------------------
Increase (decrease) in units outstanding                     (11,310)           3,239           28,082
Beginning units                                              109,068              317           18,202
                                                        ----------------------------------------------
Ending units                                                  97,758            3,556           46,284
                                                        ==============================================

Contracts with total expenses of 1.25% :
   Units sold                                                 24,809                0            3,429
   Units redeemed                                           (139,131)               0          (26,530)
   Units transferred                                          13,556                0           11,586
                                                        ----------------------------------------------
Increase (decrease) in units outstanding                    (100,766)               0          (11,515)
Beginning units                                            2,202,766                0          352,067
                                                        ----------------------------------------------
Ending units                                               2,102,000                0          340,552
                                                        ==============================================


* Offered in Polaris Plus product.

** Offered in Polaris II Asset Manager and Polaris II A-Class products.


                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004
                                   (Continued)

                                                        International                                 MFS
                                                         Diversified         International       Massachusetts         MFS Mid-
                                                           Equities        Growth and Income    Investors Trust       Cap Growth
                                                          Portfolio            Portfolio           Portfolio          Portfolio
                                                          (Class 1)            (Class 1)           (Class 1)          (Class 1)
                                                       -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                           $    134,803       $     33,489       $     (5,520)      $    (30,717)
   Net realized gains (losses) from
       securities transactions                                (741,829)          (955,176)          (290,674)          (489,338)
   Change in net unrealized appreciation
       (depreciation) of investments                         1,820,709          4,930,614          1,319,634          1,464,414
                                                          ---------------------------------------------------------------------
   Increase (decrease) in net assets from operations         1,213,683          4,008,927          1,023,440            944,359
                                                          ---------------------------------------------------------------------

From capital transactions:
       Net proceeds from units sold                            254,844            354,005            221,870            170,382
       Cost of units redeemed                                 (275,656)          (986,218)          (619,260)          (322,466)
       Annuity benefit payments                                   (653)              (839)                 0                  0
       Net transfers                                           497,146           (180,498)          (319,326)           100,287
                                                          ---------------------------------------------------------------------
   Increase (decrease) in net assets from capital
       transactions                                            475,681           (813,550)          (716,716)           (51,797)
                                                          ---------------------------------------------------------------------

Increase (decrease) in net assets                            1,689,364          3,195,377            306,724            892,562
Net assets at beginning of period                            3,655,991         10,734,722          6,981,443          2,840,743
                                                          ---------------------------------------------------------------------
Net assets at end of period                               $  5,345,355       $ 13,930,099       $  7,288,167       $  3,733,305
                                                          =====================================================================
ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 0.85% *:
   Units sold                                                        0                  0                  0                  0
   Units redeemed                                                    0                  0                  0                  0
   Units transferred                                                 0                 82                  0                  0
                                                          ---------------------------------------------------------------------
Increase (decrease) in units outstanding                             0                 82                  0                  0
Beginning units                                                      0                668                  0                  0
                                                          ---------------------------------------------------------------------
Ending units                                                         0                750                  0                  0
                                                          =====================================================================

Contracts with total expenses of 0.85% **:
   Units sold                                                   20,556             20,902             12,622             22,074
   Units redeemed                                              (14,236)           (79,443)           (67,256)           (42,056)
   Units transferred                                            49,087            (31,024)           (42,042)            12,472
                                                          ---------------------------------------------------------------------
Increase (decrease) in units outstanding                        55,407            (89,565)           (96,676)            (7,510)
Beginning units                                                204,331            837,785            902,075            449,234
                                                          ---------------------------------------------------------------------
Ending units                                                   259,738            748,220            805,399            441,724
                                                          =====================================================================

Contracts with total expenses of 1.10%:

   Units sold                                                   10,508              4,813             13,952                755
   Units redeemed                                                    0             (1,327)           (12,268)              (858)
   Units transferred                                              (615)                 5               (841)             1,452
                                                          ---------------------------------------------------------------------
Increase (decrease) in units outstanding                         9,893              3,491                843              1,349
Beginning units                                                  1,550             32,278             90,251             33,748
                                                          ---------------------------------------------------------------------
Ending units                                                    11,443             35,769             91,094             35,097
                                                          =====================================================================

Contracts with total expenses of 1.25% :
   Units sold                                                    8,536             11,609                  0                  0
   Units redeemed                                              (22,289)           (29,093)                 0                  0
   Units transferred                                            25,296             24,237                  0                  0
                                                          ---------------------------------------------------------------------
Increase (decrease) in units outstanding                        11,543              6,753                  0                  0
Beginning units                                                378,565            576,640                  0                  0
                                                          ---------------------------------------------------------------------
Ending units                                                   390,108            583,393                  0                  0
                                                          =====================================================================

                                                                                 Putnam
                                                             MFS Total           Growth:             Real
                                                              Return             Voyager            Estate
                                                             Portfolio          Portfolio          Portfolio
                                                             (Class 1)          (Class 1)          (Class 1)
                                                          --------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                           $  1,360,262       $   (286,821)      $     83,869
   Net realized gains (losses) from
       securities transactions                                  26,387         (3,061,560)           369,665
   Change in net unrealized appreciation
       (depreciation) of investments                         3,366,911          7,545,213            858,830
                                                          --------------------------------------------------
   Increase (decrease) in net assets from operations         4,753,560          4,196,832          1,312,364
                                                          --------------------------------------------------

From capital transactions:
       Net proceeds from units sold                          7,662,083          1,701,746            205,406
       Cost of units redeemed                               (2,526,357)        (2,331,596)          (644,971)
       Annuity benefit payments                                      0             (2,525)                 0
       Net transfers                                        16,887,433           (394,062)         1,207,025
                                                          --------------------------------------------------
   Increase (decrease) in net assets from capital
       transactions                                         22,023,159         (1,026,437)           767,460
                                                          --------------------------------------------------
Increase (decrease) in net assets                           26,776,719          3,170,395          2,079,824
Net assets at beginning of period                           29,450,456         27,931,800          5,468,503
                                                          --------------------------------------------------
Net assets at end of period                               $ 56,227,175       $ 31,102,195       $  7,548,327
                                                          ==================================================

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 0.85% *:
   Units sold                                                        0                  0                  0
   Units redeemed                                                    0                  0                  0
   Units transferred                                                 0                  0                  8
                                                          --------------------------------------------------
Increase (decrease) in units outstanding                             0                  0                  8
Beginning units                                                      0                174                  0
                                                          --------------------------------------------------
Ending units                                                         0                174                  8
                                                          ==================================================

Contracts with total expenses of 0.85% **:
   Units sold                                                  535,812            202,723              4,890
   Units redeemed                                             (191,192)           (66,982)           (11,409)
   Units transferred                                         1,214,152            109,991             26,730
                                                          --------------------------------------------------
Increase (decrease) in units outstanding                     1,558,772            245,732             20,211
Beginning units                                              2,391,121            817,468             88,262
                                                          --------------------------------------------------
Ending units                                                 3,949,893          1,063,200            108,473
                                                          ==================================================

Contracts with total expenses of 1.10%:

   Units sold                                                   76,243             41,659                545
   Units redeemed                                              (12,055)            (3,039)               (22)
   Units transferred                                           149,013             32,299              1,179
                                                          --------------------------------------------------
Increase (decrease) in units outstanding                       213,201             70,919              1,702
Beginning units                                                218,848             22,523              3,919
                                                          --------------------------------------------------
Ending units                                                   432,049             93,442              5,621
                                                          ==================================================

Contracts with total expenses of 1.25% :
   Units sold                                                        0              8,823              6,528
   Units redeemed                                                    0           (113,925)           (28,642)
   Units transferred                                                 0            (77,913)            40,620
                                                          --------------------------------------------------
Increase (decrease) in units outstanding                             0           (183,015)            18,506
Beginning units                                                      0          1,601,326            322,682
                                                          --------------------------------------------------
Ending units                                                         0          1,418,311            341,188
                                                          ==================================================

* Offered in Polaris Plus product.

** Offered in Polaris II Asset Manager and Polaris II A-Class products.

                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004
                                   (Continued)

                                                       Small Company       SunAmerica                          Telecom
                                                            Value           Balanced        Technology         Utility
                                                          Portfolio         Portfolio        Portfolio        Portfolio
                                                          (Class 1)        (Class 1)         (Class 1)        (Class 1)
                                                        ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                         $    (96,978)    $    592,944     $     (1,942)    $    182,395
   Net realized gains (losses) from
       securities transactions                                63,620       (2,484,382)         (18,922)        (382,996)
   Change in net unrealized appreciation
       (depreciation) of investments                       2,194,899        7,428,994           33,450          708,701
                                                        ---------------------------------------------------------------
   Increase (decrease) in net assets from operations       2,161,541        5,537,556           12,586          508,100
                                                        ---------------------------------------------------------------

From capital transactions:
       Net proceeds from units sold                          188,078          744,212          106,287           36,653
       Cost of units redeemed                               (532,235)      (5,063,730)         (22,657)        (341,657)
       Annuity benefit payments                                    0           (8,032)               0             (371)
       Net transfers                                         931,371            4,092           47,643          (99,300)
                                                        ---------------------------------------------------------------
   Increase (decrease) in net assets from capital
       transactions                                          587,214       (4,323,458)         131,273         (404,675)
                                                        ---------------------------------------------------------------

Increase (decrease) in net assets                          2,748,755        1,214,098          143,859          103,425
Net assets at beginning of period                          6,037,265       56,393,035          121,123        3,570,779
                                                        ---------------------------------------------------------------
Net assets at end of period                             $  8,786,020     $ 57,607,133     $    264,982     $  3,674,204
                                                        ===============================================================

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 0.85% *:
   Units sold                                                      0                0                0                0
   Units redeemed                                                  0                0                0                0
   Units transferred                                              24                0                0               15
                                                        ---------------------------------------------------------------
Increase (decrease) in units outstanding                          24                0                0               15
Beginning units                                                  403              837                0                0
                                                        ---------------------------------------------------------------
Ending units                                                     427              837                0               15
                                                        ===============================================================

Contracts with total expenses of 0.85% **:
   Units sold                                                      0           39,355           41,897                0
   Units redeemed                                                  0          (40,409)          (8,881)         (10,189)
   Units transferred                                               0          (18,447)          16,520          (10,736)
                                                        ---------------------------------------------------------------
Increase (decrease) in units outstanding                           0          (19,501)          49,536          (20,925)
Beginning units                                                    0          550,347           58,799           61,703
                                                        ---------------------------------------------------------------
Ending units                                                       0          530,846          108,335           40,778
                                                        ===============================================================

Contracts with total expenses of 1.10%:
   Units sold                                                      0            1,816            2,372                0
   Units redeemed                                                  0                0             (208)               0
   Units transferred                                               0            1,366            3,513              184
                                                        ---------------------------------------------------------------
Increase (decrease) in units outstanding                           0            3,182            5,677              184
Beginning units                                                    0           24,362            7,962            3,965
                                                        ---------------------------------------------------------------
Ending units                                                       0           27,544           13,639            4,149
                                                        ===============================================================

Contracts with total expenses of 1.25% :
   Units sold                                                 11,911           28,200                0            3,577
   Units redeemed                                            (32,885)        (336,649)               0          (27,957)
   Units transferred                                          57,743            9,575                0           (2,819)
                                                        ---------------------------------------------------------------
Increase (decrease) in units outstanding                      36,769         (298,874)               0          (27,199)
Beginning units                                              457,922        4,022,365                0          358,152
                                                        ---------------------------------------------------------------
Ending units                                                 494,691        3,723,491                0          330,953
                                                        ===============================================================

                                                          Worldwide                           Emerging
                                                         High Income        Comstock           Growth
                                                          Portfolio         Portfolio        Portfolio
                                                          (Class 1)        (Class II)       (Class II)
                                                        ----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                         $    203,369     $     96,403     $    (32,378)
   Net realized gains (losses) from
       securities transactions                               (46,875)          32,136           24,733
   Change in net unrealized appreciation
       (depreciation) of investments                         100,807        6,005,621          329,740
                                                        ----------------------------------------------
   Increase (decrease) in net assets from operations         257,301        6,134,160          322,095
                                                        ----------------------------------------------

From capital transactions:
       Net proceeds from units sold                          363,207       14,419,151        1,699,265
       Cost of units redeemed                               (135,779)      (1,569,995)        (355,402)
       Annuity benefit payments                                 (113)               0                0
       Net transfers                                         655,439       18,904,698        1,899,858
                                                        ----------------------------------------------
   Increase (decrease) in net assets from capital
       transactions                                          882,754       31,753,854        3,243,721
                                                        ----------------------------------------------

Increase (decrease) in net assets                          1,140,055       37,888,014        3,565,816
Net assets at beginning of period                          2,548,697       15,778,868        1,916,147
                                                        ----------------------------------------------
Net assets at end of period                             $  3,688,752     $ 53,666,882     $  5,481,963
                                                        ==============================================

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 0.85% *:
   Units sold                                                      0                0                0
   Units redeemed                                                  0                0                0
   Units transferred                                               0                0                0
                                                        ----------------------------------------------
Increase (decrease) in units outstanding                           0                0                0
Beginning units                                                    0                0                0
                                                        ----------------------------------------------
Ending units                                                       0                0                0
                                                        ==============================================

Contracts with total expenses of 0.85% **:
   Units sold                                                 23,514        1,244,490          185,858
   Units redeemed                                             (5,491)        (143,791)         (40,154)
   Units transferred                                          44,792        1,676,896          200,878
                                                        ----------------------------------------------
Increase (decrease) in units outstanding                      62,815        2,777,595          346,582
Beginning units                                               63,528        1,732,236          221,473
                                                        ----------------------------------------------
Ending units                                                 126,343        4,509,831          568,055
                                                        ==============================================

Contracts with total expenses of 1.10%:
   Units sold                                                  5,602          150,619           12,969
   Units redeemed                                               (122)          (9,310)            (624)
   Units transferred                                           3,185          176,437           23,843
                                                        ----------------------------------------------
Increase (decrease) in units outstanding                       8,665          317,746           36,188
Beginning units                                                6,051          145,026           39,858
                                                        ----------------------------------------------
Ending units                                                  14,716          462,772           76,046
                                                        ==============================================

Contracts with total expenses of 1.25% :
   Units sold                                                  1,411                0                0
   Units redeemed                                             (4,165)               0                0
   Units transferred                                           6,035                0                0
                                                        ----------------------------------------------
Increase (decrease) in units outstanding                       3,281                0                0
Beginning units                                              115,713                0                0
                                                        ----------------------------------------------
Ending units                                                 118,994                0                0
                                                        ==============================================

* Offered in Polaris Plus product.

** Offered in Polaris II Asset Manager and Polaris II A-Class products.


                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 APRIL 30, 2004
                                   (Continued)

                                                            Growth           Growth                            Asset
                                                          and Income       and Income     Mid-Cap Value      Allocation
                                                          Portfolio        Portfolio        Portfolio           Fund
                                                          (Class II)       (Class VC)       (Class VC)       (Class 2)
                                                        ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                         $     61,434     $    (47,418)    $    (52,158)    $    409,830
   Net realized gains (losses) from
       securities transactions                                33,034           15,100          225,169           11,076
   Change in net unrealized appreciation
       (depreciation) of investments                       3,237,905        3,788,651        3,331,995        2,180,426
                                                        ---------------------------------------------------------------
   Increase (decrease) in net assets from operations       3,332,373        3,756,333        3,505,006        2,601,332
                                                        ---------------------------------------------------------------

From capital transactions:
       Net proceeds from units sold                       10,542,262       15,226,982        8,517,616       18,379,501
       Cost of units redeemed                             (1,225,681)        (909,326)        (892,965)      (1,458,657)
       Annuity benefit payments                                    0                0                0                0
       Net transfers                                      14,387,745       20,721,105       12,147,944       30,973,474
                                                        ---------------------------------------------------------------
   Increase (decrease) in net assets from capital
       transactions                                       23,704,326       35,038,761       19,772,595       47,894,318
                                                        ---------------------------------------------------------------

Increase (decrease) in net assets                         27,036,699       38,795,094       23,277,601       50,495,650
Net assets at beginning of period                          9,962,263        9,794,470        5,589,117        9,181,839
                                                        ---------------------------------------------------------------
Net assets at end of period                             $ 36,998,962     $ 48,589,564     $ 28,866,718     $ 59,677,489
                                                        ===============================================================

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 0.85% *:
   Units sold                                                      0                0                0                0
   Units redeemed                                                  0                0                0                0
   Units transferred                                               0                0                0                0
                                                        ---------------------------------------------------------------
Increase (decrease) in units outstanding                           0                0                0                0
Beginning units                                                    0                0                0                0
                                                        ---------------------------------------------------------------
Ending units                                                       0                0                0                0
                                                        ===============================================================

Contracts with total expenses of 0.85% **:
   Units sold                                                879,318        1,350,940          725,275        1,334,701
   Units redeemed                                           (104,361)         (82,621)         (78,059)        (111,154)
   Units transferred                                       1,214,946        1,776,779        1,078,583        2,318,141
                                                        ---------------------------------------------------------------
Increase (decrease) in units outstanding                   1,989,903        3,045,098        1,725,799        3,541,688
Beginning units                                              977,264        1,045,100          585,524          799,987
                                                        ---------------------------------------------------------------
Ending units                                               2,967,167        4,090,198        2,311,323        4,341,675
                                                        ===============================================================

Contracts with total expenses of 1.10% :
   Units sold                                                 80,680          112,980           88,374          161,344
   Units redeemed                                             (8,897)          (5,248)          (5,878)          (7,828)
   Units transferred                                         117,374          265,875          123,269          251,070
                                                        ---------------------------------------------------------------
Increase (decrease) in units outstanding                     189,157          373,607          205,765          404,586
Beginning units                                              124,050           99,187           81,785           53,140
                                                        ---------------------------------------------------------------
Ending units                                                 313,207          472,794          287,550          457,726
                                                        ===============================================================

Contracts with total expenses of 1.25% :
   Units sold                                                      0                0                0                0
   Units redeemed                                                  0                0                0                0
   Units transferred                                               0                0                0                0
                                                        ---------------------------------------------------------------
Increase (decrease) in units outstanding                           0                0                0                0
Beginning units                                                    0                0                0                0
                                                        ---------------------------------------------------------------
Ending units                                                       0                0                0                0
                                                        ===============================================================

                                                            Global                           Growth-
                                                            Growth           Growth           Income
                                                             Fund             Fund             Fund
                                                           (Class 2)        (Class 2)        (Class 2)
                                                        ----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)                         $    (76,934)    $   (189,310)    $     31,356
   Net realized gains (losses) from
       securities transactions                                 5,346           41,937           14,302
   Change in net unrealized appreciation
       (depreciation) of investments                       1,410,550        3,552,190        6,416,141
                                                        ----------------------------------------------
   Increase (decrease) in net assets from operations       1,338,962        3,404,817        6,461,799
                                                        ----------------------------------------------

From capital transactions:
       Net proceeds from units sold                       10,941,550       19,853,478       35,182,433
       Cost of units redeemed                               (237,368)      (1,198,515)      (1,701,380)
       Annuity benefit payments                                    0                0                0
       Net transfers                                      12,703,702       24,736,972       45,967,362
                                                        ----------------------------------------------
   Increase (decrease) in net assets from capital
       transactions                                       23,407,884       43,391,935       79,448,415
                                                        ----------------------------------------------

Increase (decrease) in net assets                         24,746,846       46,796,752       85,910,214
Net assets at beginning of period                          2,036,008        5,920,073       12,254,361
                                                        ----------------------------------------------
Net assets at end of period                             $ 26,782,854     $ 52,716,825     $ 98,164,575
                                                        ==============================================

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
Contracts with total expenses of 0.85% *:
   Units sold                                                      0                0                0
   Units redeemed                                                  0                0                0
   Units transferred                                               0                0                0
                                                        ----------------------------------------------
Increase (decrease) in units outstanding                           0                0                0
Beginning units                                                    0                0                0
                                                        ----------------------------------------------
Ending units                                                       0                0                0
                                                        ==============================================

Contracts with total expenses of 0.85% **:
   Units sold                                                657,356        1,187,286        2,284,781
   Units redeemed                                            (14,309)         (77,989)        (114,816)
   Units transferred                                         799,611        1,502,314        3,024,871
                                                        ----------------------------------------------
Increase (decrease) in units outstanding                   1,442,658        2,611,611        5,194,836
Beginning units                                              174,275          464,391          987,417
                                                        ----------------------------------------------
Ending units                                               1,616,933        3,076,002        6,182,253
                                                        ==============================================

Contracts with total expenses of 1.10% :
   Units sold                                                 95,291          173,682          224,087
   Units redeemed                                             (1,744)          (2,093)          (4,813)
   Units transferred                                          89,573          229,046          335,076
                                                        ----------------------------------------------
Increase (decrease) in units outstanding                     183,120          400,635          554,350
Beginning units                                                6,326           38,822           88,643
                                                        ----------------------------------------------
Ending units                                                 189,446          439,457          642,993
                                                        ==============================================

Contracts with total expenses of 1.25% :
   Units sold                                                      0                0                0
   Units redeemed                                                  0                0                0
   Units transferred                                               0                0                0
                                                        ----------------------------------------------
Increase (decrease) in units outstanding                           0                0                0
Beginning units                                                    0                0                0
                                                        ----------------------------------------------
Ending units                                                       0                0                0
                                                        ==============================================

* Offered in Polaris Plus product.

** Offered in Polaris II Asset Manager and Polaris II A-Class products.


                 See accompanying notes to financial statements.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.    ORGANIZATION

      Variable Annuity Account Seven of AIG SunAmerica Life Assurance Company (the "Separate Account") is an investment account of AIG SunAmerica Life Assurance Company (FKA Anchor National Life Insurance Company), (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG Retirement Services, Inc., the retirement services and asset management organization within American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and asset management. The Company changed its name to SunAmerica National Life Insurance Company on October 5, 2001 and further changed its name to AIG SunAmerica Life Assurance Company on January 24, 2002. The Company continued to do business as Anchor National Life Insurance Company for 2002. Effective March 1, 2003, the Company is using its new name exclusively. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

      The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is AIG SunAmerica Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of the contracts. The Separate Account offers the following products: Polaris Plus, Polaris II Asset Manager, and Polaris II A-Class.

      The Separate Account is composed of a total of forty-two variable portfolios of different classes (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of (1) one of the four currently available investment portfolios of Anchor Series Trust ("Anchor Trust"), (2) one of the twenty-nine currently available investment portfolios of SunAmerica Series Trust ("SunAmerica Trust"), (3) one of the three currently available investment portfolios of Van Kampen Life Investment Trust ("Van Kampen Trust"), (4) one of the two currently available investment portfolios of Lord Abbett Series Fund, Inc. ("Lord Abbett Fund"), or (5) one of the four currently available investment portfolios of American Fund Insurance Series ("American Series"). The Anchor Trust, the SunAmerica Trust, the Van Kampen Trust, the Lord Abbett Fund and the American Series (collectively referred to as the "Trusts") are diversified open-ended investment companies, which retain investment advisers to assist in the investment activities of the Trusts. The Anchor and SunAmerica Trusts are affiliated investment companies. The participant may elect to have investments allocated to one of the offered guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participants to the forty-two Variable Accounts and do not include balances allocated to the General Account.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trusts as determined at the close of the business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

      FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

      USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

      RESERVES FOR CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD: For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. An assumed interest rate of 3.5% is used in determining annuity payments.

      At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company.

      Annuity reserves are calculated according to the Annuity 2000 Mortality Table, the 1971 Individual Annuity Mortality Table, and the 1983(a) Individual Mortality Table depending on the calendar year of annuitization.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


3.    CHARGES AND DEDUCTIONS

      Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

      WITHDRAWAL CHARGE: The contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on tables of charges applicable to the contracts, with a maximum charge of 6% of any amount withdrawn that exceed the free withdrawal amount and are recorded as redemption in the accompanying Statement of Changes in Net Assets.

      MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, computed on a daily basis as a percentage of the net asset value. The total annual rate of the net asset value of each portfolio, depending on the benefit options elected for each product, is as follows: Polaris Plus, 0.70% or 1.10%, and Polaris II Asset Manager and Polaris II A-Class, 0.70% or 0.95%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract administration charges will be insufficient in the future to cover the cost of administering the contract.

      DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the excess cost.

      TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas), depending on the contract provisions, may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year and is recorded as a redemption in the accompanying Statement of Changes in Net Assets.

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


3.    CHARGES AND DEDUCTIONS (continued)

      INCOME PROTECTOR FEE: The optional Income Protector Program, offered in Polaris Plus, provides a guaranteed fixed minimum retirement income upon annuitization. The fee is either 0.15% or 0.30% of the Income Benefit Base, deducted annually from the contract value, and is recorded as a redemption in the accompanying Statement of Changes in Net Assets. The Income Benefit Base is calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract anniversary, adjusted for the applicable growth rates, purchase payments, proportional withdrawals, fees and charges.

      SALES CHARGE: For the Polaris II A-Class product, an up-front sales charge may be applied against the gross purchase payments made on the contract. The sales charge ranges from 0.50% to 5.75% of the gross purchase payment invested, depending on the investment amount, and is paid to the Company. The net proceeds from units sold are recorded in the accompanying Statement of Changes in Net Assets.

      PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. The rate will range from 0% to 3.5%. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin or at the time of surrender. The Company currently deducts premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit.

      SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

4.    PURCHASES AND SALES OF INVESTMENTS

      The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the year ended April 30, 2005 consist of the following:

                                                                 Cost of Shares                  Proceeds from
Variable Accounts                                                      Acquired                    Shares Sold
-----------------                                                ---------------------------------------------
ANCHOR TRUST:
Asset Allocation Portfolio (Class 1)                             $    3,241,157                 $    4,284,243
Capital Appreciation Portfolio (Class1)                              19,964,603                      5,965,948
Government and Quality Bond Portfolio (Class 1)                      20,395,625                     14,474,857
Growth Portfolio (Class 1)                                           15,022,753                      4,726,572

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

4.    PURCHASES AND SALES OF INVESTMENTS (continued)

                                                                 Cost of Shares                  Proceeds from
Variable Accounts                                                      Acquired                    Shares Sold
-----------------                                                ---------------------------------------------
SUNAMERICA TRUST:
Aggressive Growth Portfolio (Class 1)                            $    1,514,814                 $    2,904,337
Alliance Growth Portfolio (Class 1)                                     631,904                     17,025,972
Blue Chip Growth Portfolio (Class 1)                                    658,368                        311,637
Cash Management Portfolio (Class 1)                                  18,496,856                     18,486,935
Corporate Bond Portfolio (Class 1)                                   24,694,381                      3,087,628
Davis Venture Value Portfolio (Class 1)                              17,594,842                      7,792,296
"Dogs" of Wall Street Portfolio (Class 1)                               923,426                      1,973,547
Emerging Markets Portfolio (Class 1)                                  2,681,489                      3,819,518
Equity Income Portfolio (Class 1)                                       410,192                      2,508,857
Equity Index Portfolio (Class 1)                                      1,368,912                     10,109,024
Federated American Leaders Portfolio (Class 1)                        4,401,531                      2,687,699
Global Bond Portfolio (Class 1)                                       2,282,440                      2,007,973
Global Equities Portfolio (Class 1)                                     385,810                      2,665,834
Goldman Sachs Research Portfolio (Class 1)                              477,466                        148,323
Growth-Income Portfolio (Class 1)                                     1,556,678                     15,419,020
Growth Opportunities Portfolio (Class 1)                                155,123                        129,493
High-Yield Bond Portfolio (Class 1)                                   5,002,928                      2,807,776
International Diversified Equities Portfolio (Class 1)***             2,105,266                      2,309,376
International Growth and Income Portfolio (Class 1)                   6,055,861                      5,061,364
MFS Massachusetts Investors Trust Portfolio (Class 1)                   534,308                      1,908,983
MFS Mid-Cap Growth Portfolio (Class 1)                                  709,669                        848,244
MFS Total Return Portfolio (Class 1)                                 34,975,951                        448,719
Putnam Growth: Voyager Portfolio (Class 1)                            5,208,144                      6,775,850
Real Estate Portfolio (Class 1)                                       3,176,087                      2,102,649
Small Company Value Portfolio (Class 1)                               2,071,071                      2,963,265
SunAmerica Balanced Portfolio (Class 1)                               2,008,167                     13,080,905
Technology Portfolio (Class 1)                                          153,307                        112,606
Telecom Utility Portfolio (Class 1)                                     449,510                        927,763
Worldwide High Income Portfolio (Class 1)                             2,477,865                      1,264,871

VAN KAMPEN TRUST:
Comstock Portfolio (Class II)                                    $   66,381,929                 $      524,946
Emerging Growth Portfolio (Class II)                                  2,281,573                        811,544
Growth and Income Portfolio (Class II)                               47,155,231                        263,500

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


4.    PURCHASES AND SALES OF INVESTMENTS (continued)

                                                                 Cost of Shares                  Proceeds from
Variable Accounts                                                      Acquired                    Shares Sold
-----------------                                                ---------------------------------------------
LORD ABBETT FUND TRUST:
Growth and Income Portfolio (Class VC)                           $   50,013,994                 $      572,131
Mid-Cap Value Portfolio (Class VC)                                   38,709,853                        357,193

AMERICAN SERIES TRUST:
Asset Allocation Fund (Class 2)                                  $   72,496,322                 $      430,629
Global Growth Fund (Class 2)                                         48,608,616                        209,993
Growth Fund (Class 2)                                                62,017,892                        476,158
Growth-Income Fund (Class 2)                                        114,154,578                        676,110


***For the period from October 4, 2004 (inception) to April 30, 2005

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.    UNIT VALUES

      A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended April 30, 2005, 2004, 2003 and 2002 follows:

                                    At April 30                                      For the Year Ended April 30
            -----------------------------------------------------------  --------------------------------------------------
                                   Unit Fair Value                       Expense Ratio    Investment       Total Return
                                      Lowest to              Net Assets      Lowest         Income           Lowest to
  Year       Units                 Highest ($) (6)              ($)      to Highest (1)    Ratio (2)        Highest (3)
-----------------------            ---------------          -----------  --------------   ----------    -------------------
Asset Allocation Portfolio (Class 1)
  2005          971,032            11.78 to 22.20 (7)        17,336,407  0.85% to 1.25%      2.73%            5.86% to 6.28%
  2004          999,662            11.08 to 20.97 (7)        17,626,445  0.85% to 1.25%      3.34%          18.44% to 18.91%
  2003          842,182             9.27 to 17.70            12,636,500  0.85% to 1.25%      3.89%          -3.43% to -3.05%
  2002          871,609             9.59 to 18.33            13,635,471  0.85% to 1.25%      3.34%          -4.01% to -3.63%

Capital Appreciation Portfolio (Class 1)
  2005        6,202,015            10.76 to 34.16 (7)        83,487,910  0.85% to 1.25%      0.00%            0.37% to 0.78%
  2004        4,540,534            10.68 to 34.03 (7)        68,288,994  0.85% to 1.25%      0.00%          22.49% to 23.00%
  2003        3,312,355             6.42 to 27.78            45,411,415  0.85% to 1.25%      0.00%        -12.32% to -11.97%
  2002        3,065,679             7.30 to 31.69            50,711,970  0.85% to 1.25%      0.25%        -15.26% to -14.92%

Government and Quality Bond Portfolio (Class 1)
  2005        5,005,538            13.28 to 17.35 (7)        74,583,311  0.85% to 1.25%      4.64%            3.27% to 3.69%
  2004        4,538,622            12.81 to 16.80 (7)        68,841,287  0.85% to 1.25%      4.04%           -0.18% to 0.22%
  2003        4,435,309            12.25 to 16.83            69,894,786  0.85% to 1.25%      3.39%            7.20% to 7.63%
  2002        3,705,363            11.38 to 15.70            56,444,402  0.85% to 1.25%      4.34%            5.79% to 6.22%

Growth Portfolio (Class 1)
  2005        4,488,033            10.13 to 28.33 (7)        56,478,498  0.85% to 1.25%      0.53%            5.42% to 5.85%
  2004        3,178,645             9.57 to 26.87 (7)        43,263,936  0.85% to 1.25%      0.47%          24.05% to 24.56%
  2003        2,185,613             6.55 to 21.66            27,512,769  0.85% to 1.25%      0.41%        -15.55% to -15.22%
  2002        1,992,150             7.73 to 25.65            31,805,872  0.85% to 1.25%      0.14%        -11.97% to -11.61%

Aggressive Growth Portfolio (Class 1)
  2005          904,750             8.51 to 14.17 (7)        11,620,263  0.85% to 1.25%      0.00%           9.63% to 10.06% (8)
  2004          983,125             7.73 to 12.92 (7)        11,702,361  0.85% to 1.25%      0.00%          22.07% to 22.56%
  2003          961,812             4.13 to 10.59             9,544,290  0.85% to 1.25%      0.24%        -18.98% to -18.65%
  2002        1,103,249             5.08 to 13.07            13,297,839  0.85% to 1.25%      0.42%        -24.04% to -23.73%

Alliance Growth Portfolio (Class 1)
  2005        3,450,927             6.52 to 27.12 (7)        60,549,487  0.85% to 1.25%      0.33%            1.04% to 1.45% (8)
  2004        4,391,660             6.43 to 26.84 (7)        75,292,292  0.85% to 1.25%      0.25%          11.80% to 12.25%
  2003        4,857,901             4.77 to 24.00            72,130,071  0.85% to 1.25%      0.30%        -16.24% to -15.90%
  2002        5,535,320             5.67 to 28.66            97,221,210  0.85% to 1.25%      0.00%        -20.20% to -19.88%

Blue Chip Growth Portfolio (Class 1)
  2005          268,342              5.24 to 5.29             1,418,582  0.85% to 1.10%      0.16%          -1.71% to -1.46%
  2004          201,429              5.33 to 5.37             1,080,772  0.85% to 1.10%      0.16%          16.36% to 16.65%
  2003          165,075              4.58 to 4.60               759,737  0.85% to 1.10%      0.26%        -18.61% to -18.39%
  2002          120,407              5.62 to 5.64               679,101  0.85% to 1.10%      0.06%        -20.83% to -20.64%

Cash Management Portfolio (Class 1)
  2005        1,660,970            10.94 to 13.09 (7)        20,569,647  0.85% to 1.25%      0.77%            0.09% to 0.49%
  2004        1,634,270            10.89 to 13.08 (7)        20,444,351  0.85% to 1.25%      2.09%          -0.69% to -0.29%
  2003        1,922,742            10.54 to 13.17            24,491,587  0.85% to 1.25%      3.63%           -0.11% to 0.29%
  2002        2,019,793            10.51 to 13.18            26,214,963  0.85% to 1.25%      3.98%            1.33% to 1.75%

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.    UNIT VALUES(Continued)

                                    At April 30                                      For the Year Ended April 30
            -----------------------------------------------------------  --------------------------------------------------
                                   Unit Fair Value                       Expense Ratio    Investment       Total Return
                                      Lowest to              Net Assets      Lowest         Income           Lowest to
  Year       Units                 Highest($)(6)                ($)      to Highest (1)     Ratio (2)       Highest (3)
-----------------------            ---------------          -----------  --------------   ----------    -------------------
Corporate Bond Portfolio (Class 1)
 2005       3,499,746              13.78 to 17.23 (7)        49,923,331  0.85% to 1.25%      4.75%           3.86% to 4.28%
 2004       1,994,520              13.21 to 16.59 (7)        28,487,187  0.85% to 1.25%      5.35%           6.12% to 6.55%
 2003       1,170,704              12.33 to 15.64            16,712,027  0.85% to 1.25%      5.94%           8.90% to 9.34%
 2002         934,852              10.52 to 14.36            12,670,300  0.85% to 1.25%      5.50%           5.20% to 5.62%

Davis Venture Value Portfolio
  (Class 1)
 2005       6,547,997              12.31 to 31.58 (7)        94,709,800  0.85% to 1.25%      0.85%            8.59% to 9.02% (8)
 2004       5,513,260              11.29 to 29.08 (7)        77,506,131  0.85% to 1.25%      0.77%          30.20% to 30.72%
 2003       4,665,711               7.87 to 22.34            51,742,583  0.85% to 1.25%      0.65%        -13.03% to -12.68%
 2002       4,325,979               9.02 to 25.68            56,606,074  0.85% to 1.25%      0.49%          -8.93% to -8.57%

"Dogs" of Wall Street Portfolio
  (Class 1)
 2005         573,762              11.11 to 12.82             6,504,889  0.85% to 1.25%      2.44%            1.80% to 2.20% (8)
 2004         678,245              10.91 to 12.54             7,512,954  0.85% to 1.25%      2.52%          24.60% to 25.10% (8)
 2003         733,143               8.76 to 10.02             6,528,585  0.85% to 1.25%      1.90%        -13.94% to -13.59%
 2002         727,879              10.18 to 11.60             7,507,418  0.85% to 1.25%      2.16%            7.85% to 8.29%

Emerging Markets Portfolio
  (Class 1)
 2005         636,170              11.20 to 13.61             7,347,341  0.85% to 1.25%      1.01%          23.01% to 23.50%
 2004         767,783               9.11 to 11.02             7,158,565  0.85% to 1.25%      0.00%          49.25% to 49.84%
 2003         632,213                6.10 to 7.35             3,999,291  0.85% to 1.25%      0.29%        -17.16% to -16.84%
 2002         739,403               7.37 to 10.01             5,654,737  0.85% to 1.25%      0.28%            9.27% to 9.76%

Equity Income Portfolio (Class 1)
 2005         603,319                       11.34             6,841,407           1.25%      1.33%                     5.63%
 2004         792,665                       10.73             8,509,172           1.25%      1.53%                    19.71%
 2003         758,827                        8.97             6,804,963           1.25%      2.03%                   -14.39%
 2002         790,453              10.38 to 10.48             8,280,359  0.85% to 1.25%      1.67%          -4.39% to -4.01%

Equity Index Portfolio (Class 1)
 2005       4,114,983                        8.56            35,204,686           1.25%      1.10%                     4.45%
 2004       5,140,659                        8.19            42,104,093           1.25%      1.01%                    20.56%
 2003       5,344,702                        6.79            36,310,699           1.25%      1.07%                   -14.70%
 2002       5,913,603                7.20 to 7.97            47,100,945  0.85% to 1.25%      0.81%        -14.14% to -13.81%

Federated American Leaders
  (Class 1)
 2005       1,522,266              10.81 to 17.26 (7)        18,567,050  0.85% to 1.25%      1.42%            6.00% to 6.43%
 2004       1,306,284              10.15 to 16.29 (7)        15,889,240  0.85% to 1.25%      1.43%          23.31% to 23.81%
 2003       1,047,833               8.16 to 13.21            10,910,210  0.85% to 1.25%      1.16%        -17.15% to -16.81%
 2002         968,846               9.83 to 15.94            12,456,497  0.85% to 1.25%      1.27%          -8.03% to -7.67%

Global Bond Portfolio (Class 1)
 2005         632,442              12.81 to 17.68 (7)         9,740,574  0.85% to 1.25%      0.00%            4.17% to 4.59%
 2004         577,668              12.25 to 16.98 (7)         9,081,423  0.85% to 1.25%      0.00%            0.75% to 1.16%
 2003         557,751              12.04 to 16.85             9,012,858  0.85% to 1.25%      1.64%            6.63% to 7.06%
 2002         560,409              10.76 to 15.80             8,628,048  0.85% to 1.25%      9.06%            2.24% to 2.69%

Global Equities Portfolio (Class 1)
 2005         731,337               7.35 to 16.71 (7)         9,402,833  0.85% to 1.25%      0.32%            5.56% to 5.98% (8)
 2004         919,029               6.94 to 15.83 (7)        11,020,629  0.85% to 1.25%      0.25%          20.36% to 20.84%
 2003       1,037,728               5.71 to 13.16            10,038,817  0.85% to 1.25%      0.00%        -19.14% to -18.82%
 2002       1,238,372               7.05 to 16.27            14,260,497  0.85% to 1.25%      0.10%        -18.59% to -18.26%

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.    UNIT VALUES (Continued)

                                    At April 30                                      For the Year Ended April 30
            -----------------------------------------------------------  --------------------------------------------------
                                   Unit Fair Value                       Expense Ratio    Investment       Total Return
                                      Lowest to              Net Assets      Lowest         Income           Lowest to
  Year       Units                 Highest ($) (6)              ($)      to Highest (1)    Ratio (2)        Highest (3)
-----------------------            ---------------          -----------  --------------   ----------    -------------------
Goldman Sachs Research Portfolio (Class 1)
  2005          178,277              6.49 to 6.56             1,168,750  0.85% to 1.10%      0.00%            1.68% to 1.93%
  2004          127,558              6.39 to 6.44               820,456  0.85% to 1.10%      0.00%          22.42% to 22.73%
  2003           86,857              5.22 to 5.24               455,203  0.85% to 1.10%      0.00%        -14.09% to -13.87%
  2002           87,811              6.07 to 6.09               534,501  0.85% to 1.10%      0.00%        -30.33% to -30.14%

Growth-Income Portfolio (Class 1)
  2005        3,029,829             8.51 to 26.72 (7)        56,491,767  0.85% to 1.25%      0.72%            1.56% to 1.97%
  2004        3,720,474             8.35 to 26.31 (7)        68,815,280  0.85% to 1.25%      0.93%          19.14% to 19.62%
  2003        4,056,149             6.41 to 22.09            61,581,722  0.85% to 1.25%      0.96%        -14.11% to -13.76%
  2002        4,836,055             7.43 to 25.71            81,959,764  0.85% to 1.25%      0.78%        -15.27% to -14.92%

Growth Opportunities Portfolio (Class 1)
  2005           65,458              4.38 to 4.60               287,334  0.85% to 1.10%      0.00%          -0.83% to -0.59%
  2004           58,482              4.41 to 4.63               258,640  0.85% to 1.10%      0.00%          20.89% to 21.23%
  2003           48,330              3.64 to 3.83               175,830  0.85% to 1.10%      0.00%        -27.41% to -26.86%
  2002           75,698              5.01 to 5.24               379,270  0.85% to 1.10%      0.01%         -27.11 to -26.93%

High-Yield Bond Portfolio (Class 1)
  2005        1,106,694            12.02 to 17.31 (7)        14,737,078  0.85% to 1.25%      8.64%          12.08% to 12.53% (8)
  2004          974,758            10.68 to 15.44 (7)        12,031,008  0.85% to 1.25%      6.43%          18.15% to 18.62%
  2003          638,229             8.97 to 13.07             7,178,636  0.85% to 1.25%     14.87%            2.57% to 2.98%
  2002          556,317             8.73 to 12.74             6,337,878  0.85% to 1.25%     13.39%          -6.34% to -5.95%

International Diversified Equities Portfolio (Class 1)
  2005          649,657            10.45 to 11.07 (7)         5,681,049  0.85% to 1.25%      2.04%        7.55%(9) to 10.90% (8)
  2004          661,289              6.16 to 9.42 (7)         5,345,355  0.85% to 1.25%      4.03%          32.11% to 32.64%
  2003          584,446              4.62 to 7.13             3,655,991  0.85% to 1.25%      0.00%        -30.32% to -30.04%
  2002          616,557             6.61 to 10.24             5,524,611  0.85% to 1.25%      0.00%        -16.98% to -16.64%

International Growth and Income Portfolio (Class 1)
  2005        1,461,032            10.24 to 13.10 (7)        16,531,318  0.85% to 1.25%      1.18%          12.29% to 12.74% (8)
  2004        1,368,132             9.08 to 11.67 (7)        13,930,099  0.85% to 1.25%      1.31%          36.02% to 36.57%
  2003        1,447,371              5.97 to 8.58            10,734,722  0.85% to 1.25%      0.61%        -22.08% to -21.76%
  2002        1,529,262             7.63 to 11.01            14,502,139  0.85% to 1.25%      0.31%        -12.90% to -12.55%

MFS Massachusetts Investors Trust Portfolio (Class 1)
  2005          734,202              8.77 to 8.86             6,498,005  0.85% to 1.10%      0.81%            8.60% to 8.88%
  2004          896,493              8.07 to 8.14             7,288,167  0.85% to 1.10%      0.80%          15.30% to 15.59%
  2003          992,326              7.00 to 7.04             6,981,443  0.85% to 1.10%      0.91%        -14.63% to -14.42%
  2002        1,038,423              8.20 to 8.22             8,539,104  0.85% to 1.10%      0.59%        -15.74% to -15.53%

MFS Mid-Cap Growth Portfolio (Class 1)
  2005          464,234              7.53 to 7.60             3,527,481  0.85% to 1.10%      0.00%          -3.17% to -2.93%
  2004          476,821              7.77 to 7.83             3,733,305  0.85% to 1.10%      0.00%          32.81% to 33.15%
  2003          482,982              5.85 to 5.88             2,840,743  0.85% to 1.10%      0.00%        -29.02% to -28.84%
  2002          468,320              8.24 to 8.27             3,871,747  0.85% to 1.10%      0.00%        -37.49% to -37.32%

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.    UNIT VALUES (Continued)

                                    At April 30                                      For the Year Ended April 30
            -----------------------------------------------------------  --------------------------------------------------
                                   Unit Fair Value                       Expense Ratio    Investment       Total Return
                                      Lowest to              Net Assets      Lowest         Income           Lowest to
  Year       Units                 Highest ($) (6)              ($)      to Highest (1)    Ratio (2)        Highest (3)
-----------------------            ---------------          -----------  --------------   ----------    -------------------
MFS Total Return Portfolio (Class 1)
  2005        6,985,249            13.70 to 13.85            96,653,891  0.85% to 1.10%      0.18%            7.58% to 7.85%
  2004        4,381,942            12.74 to 12.84            56,227,175  0.85% to 1.10%      4.00%          13.47% to 13.75%
  2003        2,609,969            11.23 to 11.29            29,450,456  0.85% to 1.10%      1.79%          -5.04% to -4.80%
  2002        1,469,115            11.82 to 11.86            17,418,122  0.85% to 1.10%      1.59%            0.33% to 0.59%

Putnam Growth: Voyager Portfolio (Class 1)
  2005        2,873,774             6.22 to 16.39 (7)        29,214,010  0.85% to 1.25%      0.13%          -2.23% to -1.84% (8)
  2004        2,575,127             6.33 to 16.77 (7)        31,102,195  0.85% to 1.25%      0.25%          15.09% to 15.56%
  2003        2,441,491             5.05 to 14.57            27,931,800  0.85% to 1.25%      0.20%        -16.94% to -16.60%
  2002        2,811,912             6.06 to 17.54            38,564,294  0.85% to 1.25%      0.00%        -21.93% to -21.61%

Real Estate Portfolio (Class 1)
  2005          491,780            20.85 to 24.63            10,901,751  0.85% to 1.25%      2.52%          31.30% to 31.83% (8)
  2004          455,290            15.88 to 18.68             7,548,327  0.85% to 1.25%      2.34%          25.05% to 25.56% (8)
  2003          414,863            12.70 to 14.88             5,468,503  0.85% to 1.25%      2.55%            3.52% to 3.94%
  2002          340,849            12.27 to 14.32             4,325,632  0.85% to 1.25%      2.83%          12.98% to 13.44%

Small Company Portfolio (Class 1)
  2005          456,861            14.41 to 20.46             9,345,792  0.85% to 1.25%      0.00%          15.28% to 15.74%
  2004          495,118            12.45 to 17.75             8,786,020  0.85% to 1.25%      0.00%          34.71% to 35.25%
  2003          458,325             9.21 to 13.18             6,037,265  0.85% to 1.25%      0.00%        -20.75% to -20.45%
  2002          459,017            11.57 to 16.63             7,626,802  0.85% to 1.25%      0.00%          14.49% to 14.96%

SunAmerica Balanced Portfolio (Class 1)
  2005        3,519,306             8.49 to 14.67 (7)        48,101,607  0.85% to 1.25%      1.56%            3.02% to 3.44% (8)
  2004        4,282,718             8.21 to 14.24 (7)        57,607,133  0.85% to 1.25%      2.24%           9.90% to 10.35%
  2003        4,597,911             6.43 to 12.96            56,393,035  0.85% to 1.25%      3.07%          -9.38% to -9.02%
  2002        5,247,157             7.06 to 14.30            71,012,625  0.85% to 1.25%      2.20%        -12.80% to -12.45%

Technology Portfolio (Class 1)
  2005          140,711              2.04 to 2.06               289,994  0.85% to 1.10%      0.00%          -5.35% to -5.11%
  2004          121,974              2.16 to 2.17               264,982  0.85% to 1.10%      0.00%          19.47% to 19.77%
  2003           66,761              1.81 to 1.82               121,123  0.85% to 1.10%      0.00%        -27.75% to -27.59%
  2002           49,194              2.50 to 2.51               123,314  0.85% to 1.10%      0.00%        -42.89% to -42.70%

Telecom Utility Portfolio (Class 1)
  2005          320,859             8.08 to 11.75 (7)         3,606,091  0.85% to 1.25%      4.90%          15.64% to 16.47% (8)
  2004          375,895             7.37 to 10.16 (7)         3,674,204  0.85% to 1.25%      6.05%          14.63% to 15.08% (8)
  2003          423,820              6.02 to 8.86             3,570,779  0.85% to 1.25%     10.91%        -17.74% to -17.41%
  2002          501,860             7.31 to 10.77             5,128,284  0.85% to 1.25%      3.44%        -21.36% to -20.48%

Worldwide High Income Portfolio (Class 1)
  2005          353,167            12.57 to 18.74 (7)         5,019,174  0.85% to 1.25%      6.07%            8.28% to 8.72%
  2004          260,053            11.56 to 17.30 (7)         3,688,752  0.85% to 1.25%      7.56%           9.98% to 10.43%
  2003          185,292            10.42 to 15.73             2,548,697  0.85% to 1.25%     13.83%            7.13% to 7.56%
  2002          166,212             9.71 to 14.68             2,214,342  0.85% to 1.25%     13.23%           -0.40% to 0.00%

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.    UNIT VALUES (Continued)

                                    At April 30                                      For the Year Ended April 30
            -----------------------------------------------------------  --------------------------------------------------
                                   Unit Fair Value                       Expense Ratio    Investment       Total Return
                                      Lowest to              Net Assets      Lowest         Income           Lowest to
  Year       Units                 Highest ($) (6)              ($)      to Highest (1)    Ratio (2)        Highest (3)
-----------------------            ---------------          -----------  --------------   ----------    -------------------
Comstock Portfolio (Class II)

 2005        10,329,777            11.89 to 12.00           123,820,013  0.85% to 1.10%      1.21%          10.80% to 11.08%
 2004         4,972,603            10.73 to 10.80            53,666,882  0.85% to 1.10%      1.13%          28.12% to 28.44%
 2003         1,877,262              8.38 to 8.41            15,778,868  0.85% to 1.10%      1.27%        -16.36% to -16.15%
 2002           489,178            10.02 to 10.03             4,904,860  0.85% to 1.10%      0.66%        0.17% (4) to 0.27% (4)

Emerging Growth Portfolio (Class II)

 2005           820,359              8.56 to 8.60             7,054,221  0.85% to 1.10%      0.01%            0.80% to 1.05%
 2004           644,101              8.49 to 8.51             5,481,963  0.85% to 1.10%      0.00%          15.82% to 16.11%
 2003           261,331                      7.33             1,916,147  0.85% to 1.10%      0.00%        -22.60% to -22.40%
 2002            65,032              9.45 to 9.47               614,792  0.85% to 1.10%      0.07%      -5.51% (4) to -5.29% (4)

Growth and Income Portfolio (Class II)

 2005         7,005,529            12.49 to 12.62            88,359,318  0.85% to 1.10%      1.12%          11.56% to 11.84%
 2004         3,280,374            11.20 to 11.29            36,998,962  0.85% to 1.10%      1.11%          24.39% to 24.70%
 2003         1,101,314              9.00 to 9.05             9,962,263  0.85% to 1.10%      1.13%        -16.45% to -16.24%
 2002           208,564            10.78 to 10.81             2,253,232  0.85% to 1.10%      1.03%        7.76% (4) to 8.07% (4)

Growth and Income Portfolio (Class VC)

 2005         8,950,812            11.29 to 11.37           101,751,623  0.85% to 1.10%      0.90%            6.50% to 6.76%
 2004         4,562,992            10.60 to 10.65            48,589,564  0.85% to 1.10%      0.65%          24.13% to 24.44%
 2003         1,144,287              8.54 to 8.56             9,794,470  0.85% to 1.10%      0.67%        -14.60% to -14.39%
 2002                --                        --                    --             --         --                        --

Mid-Cap Value Portfolio (Class VC)

 2005         5,757,573            12.24 to 12.33            70,971,529  0.85% to 1.10%      0.31%          10.71% to 10.99%
 2004         2,598,873            11.06 to 11.11            28,866,718  0.85% to 1.10%      0.50%          32.32% to 32.65%
 2003           667,309              8.36 to 8.38             5,589,117  0.85% to 1.10%      0.65%        -16.42% to -16.22%
 2002                --                        --                    --             --         --                        --

Asset Allocation Fund (Class 2)

 2005        10,281,648            13.11 to 13.18           135,479,401  0.85% to 1.10%      1.95%            5.72% to 5.99%
 2004         4,799,401            12.40 to 12.44            59,677,489  0.85% to 1.10%      2.07%          15.28% to 15.56%
 2003           853,127            10.75 to 10.76             9,181,839  0.85% to 1.10%      1.53%        7.55% (5) to 7.63% (5)
 2002                --                        --                    --             --         --                        --

Global Growth Fund (Class 2)

 2005         4,950,458            15.80 to 15.89            78,648,361  0.85% to 1.10%      0.26%            6.89% to 7.16%
 2004         1,806,379            14.78 to 14.83            26,782,854  0.85% to 1.10%      0.11%          31.24% to 31.56%
 2003           180,601            11.26 to 11.27             2,036,008  0.85% to 1.10%      0.00%      12.64% (5) to 12.74% (5)
 2002                --                        --                    --             --         --                        --

Growth Fund (Class 2)

 2005         7,551,610            15.74 to 15.84           119,536,271  0.85% to 1.10%      0.17%            5.31% to 5.57%
 2004         3,515,459            14.95 to 15.00            52,716,825  0.85% to 1.10%      0.10%          27.20% to 27.51%
 2003           503,213            11.75 to 11.77             5,920,073  0.85% to 1.10%      0.02%      17.53% (5) to 17.66% (5)
 2002                --                        --                    --             --         --                        --

                         VARIABLE ANNUITY ACCOUNT SEVEN
                                       OF
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

5.    UNIT VALUES (Continued)

                                    At April 30                                      For the Year Ended April 30
            -----------------------------------------------------------  --------------------------------------------------
                                   Unit Fair Value                       Expense Ratio    Investment       Total Return
                                      Lowest to              Net Assets      Lowest         Income           Lowest to
  Year       Units                 Highest ($) (6)              ($)      to Highest (1)    Ratio (2)        Highest (3)
-----------------------            ---------------          -----------  --------------   ----------    -------------------
Growth - Income Fund (Class 2)
 2005        14,472,601            14.83 to 14.93           215,972,523  0.85% to 1.10%      0.88%            3.51% to 3.77%
 2004         6,825,246            14.32 to 14.39            98,164,575  0.85% to 1.10%      0.87%          26.01% to 26.33%
 2003         1,076,060            11.37 to 11.39            12,254,361  0.85% to 1.10%      0.65%      13.68% (5) to 13.90% (5)
 2002                --                       --                     --             --         --                        --

(1) These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying investment portfolios have been excluded. For additional information on charges and deductions, see footnote 3.

(2) These amounts represent the dividends, excluding distributions of capital gains, received by the variable account from the underlying investment portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable account is affected by the timing of the declaration of dividends by the underlying investment portfolio in which the variable account invests.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying investment portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. In 2004, the Separate Account adopted SOP 03-5, Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies (the "SOP"). In accordance with the SOP, the total return range is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract total returns are not within the range presented due to a variable account being added to a product during the year. Prior to 2004, the total return range of minimum and maximum values was calculated independently of the product groupings that produced the lowest and highest expense ratio.

(4)   For the period from October 15, 2001 (inception) to April 30, 2002.

(5)   For the period from September 30, 2002 (inception) to April 30, 2003.

(6) In 2004, in accordance with the SOP, the unit fair value range is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio. As such, some individual contract unit values are not within the range presented due to differences in the unit fair value at the products launch date and other market conditions. Prior to 2004, the unit fair value range of minimum and maximum values was calculated independently of the product grouping that produced the lowest and highest expense ratio.

(7) Individual contract unit fair values are not all within the range presented due to differences in the unit fair value at a product's launch date and other market conditions.

(8) Individual contract total returns are not all within the total return range presented due to a variable account being added to a product during the year.

(9)   For the period from October 4, 2004 (inception) to April 30, 2005.